SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

Equitex, Inc.

(Name of Registrant as Specified in its Charter)

William Mower, Esq.
Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-4140 (U.S.A)
Phone: 612.672.8305
Facsimile: 612.642.8305
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    (1) Title of each class of securities to which transaction applies: N/A
    (2) Aggregate number of securities to which transaction applies:   N/A
    (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11: $530,146
    (4) Proposed Maximum aggregate value of transaction:  $530,146
    (5) Total Fee Paid: $57.00

[ ] Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:__________________________________
    (2) Form, Schedule or Registration Statement No.:____________
    (3) Filing Party:____________________________________________
    (4) Date Filed:______________________________________________

Equitex, Inc.
7315 East Peakview Avenue
Englewood, Colorado 80111

Notice of Special Meeting of Stockholders
To Be Held on January __, 2006

January __, 2006
To the Stockholders of Equitex, Inc.

A Special Meeting of Stockholders (the “Meeting”) of Equitex, Inc., a Delaware corporation, will be held at the Company’s offices at 319 Clematis Street, Suite 803, West Palm Beach, Florida 33401, on January __, 2006, at 10:00 a.m. Eastern Standard Time, to consider and take action on the following matters:

1.
The approval of an Agreement and Plan of Merger and Reorganization by and among Hydrogen Power, Inc., Equitex and a wholly owned subsidiary of Equitex (the “Merger Agreement”), the merger transaction and other transactions contemplated by the Merger Agreement, and

2.
The approval of Equitex’s issuance of common stock (and securities convertible into common stock) in the merger (together with certain related securities issuances) in an amount to exceed 20% of the outstanding shares of the Company’s common stock.

The Board of Directors of the Company has approved the foregoing proposals and recommends that the stockholders of the Company vote in their favor. We cannot complete the proposed merger with Hydrogen Power, Inc. unless the proposal to approve Equitex’s issuance of common stock and securities convertible into common stock in an amount to exceed 20% of the outstanding shares of common stock (Proposal 2) is approved. Accordingly, a vote against Proposal 2 will have the same effect of a vote against Proposal 1.

Only stockholders holding shares of common stock of record at the close of business on December___, 2005, will be entitled to receive notice of and vote at the Meeting or any adjournment thereof. Each stockholder is entitled to one vote per share on all matters to be voted on at the Meeting.

Stockholders, whether or not they expect to be present at the Meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in this proxy statement.

By Order of the Board of Directors:

/s/ Thomas B. Olson

Thomas B. Olson
Secretary

You are urged to date, sign and promptly return your proxy so that your shares may be voted in accordance with your wishes. The giving of such proxy does not affect your right to vote in person if you attend the Meeting.

Your vote is very important.

Equitex, Inc.
7315 East Peakview Avenue
Englewood, Colorado 80111
____________________________________________________________________________________________

Proxy Statement
Special Meeting of Stockholders
January ___, 2006
____________________________________________________________________________________________

To our Stockholders:

This proxy statement is furnished to stockholders of Equitex, Inc. (“Equitex” or the “Company”), a Delaware corporation, in connection with the solicitation of proxies by and on behalf of Equitex’s board of directors for use at the Special Meeting of Stockholders (the “Meeting”) to be held on January ___, 2006, at the Company’s offices at 319 Clematis Street, Suite 803, West Palm Beach, Florida 33401, at the time and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement, the accompanying proxy card and the Notice of Special Meeting, hereinafter collectively referred to as the “proxy materials,” will be first sent to our stockholders on or about January ___, 2006.

As indicated in the accompanying Notice of Special Meeting of Stockholders and described in this proxy statement, the only matters to be considered at the Meeting are:

1.
The approval of an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Hydrogen Power, Inc. (referred to throughout this proxy statement as “Hydrogen Power”), Equitex and a wholly owned subsidiary of Equitex (referred to throughout this proxy statement as “Merger Sub”), the subject merger transaction (the “Merger”) and other transactions contemplated by the Merger Agreement, and

2.
The approval of the Company’s issuance of common stock (and securities convertible into common stock) in the Merger (together with certain related securities issuances discussed herein) in excess of 20% of the outstanding shares of the Company’s common stock.

These proposals are being submitted to our stockholders at the Special Meeting to comply with applicable Nasdaq Marketplace Rules. Under those rules, we must obtain the approval of our stockholders prior to issuing common stock (including securities convertible into common stock) in a merger transaction in excess of 20% of our outstanding shares of common stock.

The close of business on December 28, 2005 has been fixed for determining the stockholders entitled to vote at the Special Meeting. Accordingly, only stockholders of record on that date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

If Equitex stockholders wish to approve the Merger Agreement, the Merger and the other transactions contemplated thereby (Proposal 1), they must approve the issuance by Equitex of common stock and other securities convertible into common stock in an amount to exceed 20% of the shares of the Company’s common stock outstanding (Proposal 2). These proposals have the unanimous support of our board of directors. This proxy statement and the attached documents provide you with detailed information about the Merger. Please read these documents carefully in their entirety. You may also obtain other information about Equitex from publicly available documents that have been filed with the Securities and Exchange Commission (the “SEC”).

Table of Contents

SCHEDULE 14A	1
General Information About the Meeting and Voting	1
Summary	4
Summary Term Sheet for Merger	4
Nasdaq Marketplace Rules - Reasons for these Proposals	5
Effect of Proposal	6
Risk Factors	6
Risk Factors	7
Information About Equitex, Inc.	13
FastFunds Financial Corporation and Chex Services, Inc.	14
Denaris Corporation	18
Key Financial Systems and Nova Financial Systems	21
Employees of Equitex and its Subsidiaries	21
Properties	21
Legal Proceedings	22
Recent Sales of Unregistered Securities	24
Plan of Operation	26
Security Ownership of Certain Beneficial Owners and Management of Equitex, Inc.	26
Market Price Data	27
MANAGEMENT’S DISCUSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	30
Results of Operations for the Year Ended December 31, 2004 Compared to December 31, 2003	30
Results of Operations for the Nine Months Ended September 30, 2005 Compared to September 30, 2004	44
Quantitative and Qualitative Disclosures about Market Risk	49
Information About Hydrogen Power, Inc.	50
Proposal 1	56
Proposal 2	71
Available Information	75
Stockholder Proposals	75

Exhibit l	Merger Agreement by and among Equitex, Inc., Hydrogen Power, Inc. and EI Acquisition Co., as amended
Exhibit 2	Form of Certificate of Designation of Series L Preferred Stock
Exhibit 3
Financial statements of Hydrogen Power, Inc. for the year ended December 31, 2004, and for the period from December 17, 2003 (Date of Inception) to December 31, 2004; and for the nine month period ended September 30, 2005

Exhibit 4	Financial Statements of Equitex, Inc. for the years ended December 31, 2004, 2003 and 2002; and for the nine months ended September 30, 2005

General Information About the Meeting and Voting

Your vote is very important. For this reason, the board of directors of Equitex is soliciting your proxy to vote your shares of common stock at the Meeting, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying notice of meeting and any business properly brought before the Meeting.

Why am I receiving these materials?

Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. This proxy statement is being sent to all stockholders of record as of the close of business on December 28, 2005 in connection with the solicitation of proxies on behalf of the board of directors for use at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about January __, 2006 to all stockholders entitled to vote at the Meeting.

Who is eligible to vote?

As of the close of business on the record date, December 28, 2005, Equitex had outstanding ___________ shares of common stock, $0.01 par value per share. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the Meeting. Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. As to any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, said shares will not be counted as voting on a particular matter, but will nonetheless be counted in determining the presence of a quorum.

How do I vote?

There are four ways to vote by proxy, depending on whom you received this proxy statement from:

(1)	by mail;
(2)	by telephone;
(3)	via the internet; or
(4)	in person at the Meeting.

Information on which of these methods you are eligible to use is contained in the proxy information you received with this proxy statement. If you choose to vote by mail, mark your proxy card enclosed with the proxy statement, date and sign it, and mail it in the postage-paid envelope. If you are eligible to vote by telephone or via the internet, please do not return a signed proxy card. We recommend you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from such broker, bank or other nominee.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the Meeting in the manner you direct. You may also vote for or against the other proposals or abstain from voting.

How do I specify how I want my shares voted?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board of directors in the proxy statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the board of directors on that proposal. That recommendation is shown for each proposal on the proxy card, and is discussed below.

If you are a beneficial stockholder (i.e., you hold your shares in so-called “street name”), you have the right to direct your broker or nominee on how to vote the shares. You should complete a Voting Instruction Card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Meeting, you must first obtain from the record holder a proxy issued in your name.

What are the recommendations of the board of directors?

For the reasons set forth in more detail later in the proxy statement, our board of directors recommends that you vote FOR:

•	The approval of a Merger Agreement with Hydrogen Power, Inc., the Merger and other transactions contemplated by the Merger Agreement, and

•
The approval of Equitex’s issuance of common stock (and securities convertible into common stock) in the Merger (together with certain related securities issuances) in excess of 20% of the outstanding shares of Equitex common stock.

Can I revoke a proxy?

A stockholder who gives a proxy may revoke it at any time before it is voted by giving notice of the revocation thereof to the secretary of Equitex, by filing another proxy with the secretary or by attending the Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

What is a quorum?

In order to carry on the business of the Meeting, we must have a quorum. In accordance with Equitex’s bylaws, the presence, in person or by proxy, of holders of one-third of the shares of common stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the Meeting for determining whether we have a quorum. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

How many votes are needed to have the proposals pass?

In order for each the proposals to pass, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required. Only proxies and ballots indicating votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote. Broker non-votes will have no effect on the result of the vote although they will count toward the presence of a quorum. Abstentions as to the proposal will have the same effect as votes against a proposal.

How are the votes counted?

All votes will be tabulated by the inspector of election appointed for the Meeting who will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

What is the “householding” of materials?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 7315 East Peakview Avenue, Englewood, Colorado 80111, Attn: Secretary, telephone: (303) 796-8940. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Who pays the cost of proxy solicitation?

Equitex will bear the cost of soliciting proxies in connection with the Meeting. In addition to solicitation by mail, Equitex will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of Equitex’s common stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

Summary

The following is a summary of certain information contained elsewhere in this proxy statement. The following summary is not intended to be complete and is qualified by reference to the more detailed information contained in the proxy statement and, as applicable, the exhibits hereto. You are encouraged to read the proxy statement and the exhibits thereto, including the Merger Agreement, as amended (together with the Certificate of Designation for our proposed Series L Preferred Stock, discussed below) for a more complete description of the terms and conditions of the Merger Agreement and the approvals sought hereunder.

Summary Term Sheet for Merger

Material Terms. The Merger Agreement, dated September 13, 2005 and amended on October 31, 2005, November 11, 2005 and December 15, 2005, is by and among Equitex, Hydrogen Power, and EI Acquisition Co., a Delaware corporation and wholly owned subsidiary of Equitex formed for the sole purpose of engaging in the Merger (“Merger Sub”). The Merger Agreement provides that at the effective time of the Merger (the “Effective Time”):

•
Hydrogen Power will be merged with and into Merger Sub in accordance with the Delaware General Corporation Law (the “DGCL”) and, as a result of the Merger, the separate legal existence of Hydrogen Power will cease

•
Merger Sub will continue as the surviving corporation in the Merger and be governed by the laws of the State of Delaware, the name will be changed to Hydrogen Power, Inc. and Merger Sub will remain a wholly owned subsidiary of Equitex

•
all outstanding securities of Hydrogen Power (other than warrants) will be cancelled in exchange for Equitex’s issuance to former Hydrogen Power securityholders of (i) a number of shares of Equitex common stock (including options exercisable for Equitex common stock) equal to approximately 29% of the outstanding number of shares of Equitex common stock (determined on a post-issuance basis and including therein the 700,000 shares of common stock previous issued to a stockholder of HPI (see “Recent Sales of Unregistered Securities - Share Exchange” below)), and (ii) shares of a new class of preferred stock denominated Series L Preferred Stock (including options exercisable for preferred shares)

•
the Series L Preferred Stock will automatically convert into Equitex common stock in three ratable installments or tranches (each represented by a sub-class of the preferred stock) on the 180th, 270th and 360th day after the Effective Time of the Merger. Each automatic conversion of Series L Preferred Stock will result in an issuance of a number of shares of Equitex common stock equal to 40% of the Equitex common stock outstanding immediately prior to the conversion. Nevertheless, each automatic conversion of the Series L Preferred Stock will be subject to the achievement by Hydrogen Power of certain performance benchmarks, including Hydrogen Power’s use of its hydrogen technology to develop prototype generators with marketable value for various micro and portable power applications, and for various macro power applications such as fuel cells and internal combustion engines, and a financing contingency. Equitex will in its sole discretion determine whether these benchmarks have been achieved. While outstanding, holders of the Series L Preferred Stock will be entitled to one vote on all matters submitted to a vote of the holders of Company capital stock for each share of preferred stock held, and

•
All outstanding warrants to purchase shares of Hydrogen Power common stock currently representing 1,600,000 shares will be exchanged for warrants to purchase an equivalent number of shares of Equitex common stock, without adjustment, at an exercise price of $3.00 per share, for the remainder of the unexpired term of the original Hydrogen Power warrants.

Significant Condition. The respective obligations of each of Equitex, Hydrogen Power and Merger Sub to effect the Merger are subject to the satisfaction, on or prior to the closing of the Merger, of customary conditions for this type of transaction. In addition, Hydrogen Power shall have delivered to Equitex an Amended Sublicense Agreement executed by the Hydrogen Power, Global Hydrogen Technology, Inc. (a Canadian federal corporation and controlling stockholder of Hydrogen Power, referred to hereinafter as “GHTI”) and the University of British Columbia, in a form prescribed under the Merger Agreement.

Changes in Board of Directors. The Merger Agreement provides that upon the Effective Time, Hydrogen Power will be entitled to designate one director for appointment to the Company’s board of directors. Currently, Hydrogen Power has not informed the Company about who their designee will or might be upon any consummation of the Merger. The Merger Agreement also provides that effective upon the Effective Time, Equitex will be entitled to designate one director for appointment to Hydrogen Power’s board of directors.

Use of Proceeds from Certain Warrants. The terms of the Merger Agreement require Equitex to use at least 95% of the net proceeds from the exercise of all publicly traded Equitex warrants (or any warrants issued in exchanged therefor or in substitution thereof) for the exploitation and commercialization of Hydrogen Power’s intellectual property.

Monetization/Sale of FastFunds Ownership. Under the Merger Agreement, Equitex is obligated to commence to monetize (i.e., sell) its holdings of the capital stock of FastFunds Financial Corporation, a Nevada corporation, in accordance with applicable law. In addition, Equitex shall use the first $10,000,000 of the net proceeds from such monetization toward the exploitation and commercialization of Hydrogen Power’s intellectual property, $5,000,000 of which shall be provided to Hydrogen Power within 45 days of the closing. To the extent Equitex does not monetize FastFunds within 45 days of the closing, it has the option, in its sole discretion, to provide such $5,000,000 from other sources.

Registration Rights. Under the terms of the Merger Agreement, Equitex shall use its best efforts to prepare and file with the SEC, as early as possible after the closing of the Merger, but in no event later than 60 days after the closing, a registration statement under the Securities Act covering the resale of (i) the Equitex common stock issued at the Effective Time pursuant to the Merger and (ii) the Equitex common stock issuable upon conversion of the Series L Preferred Stock issued pursuant to the Merger (collectively, the “Registrable Securities”). Equitex shall further use its best efforts to obtain the effectiveness of such registration statement(s) as soon as practicable, and once effective, to maintain such effectiveness for a period of at least two years from the date such Registrable Securities were issued. Any and all expenses incurred in connection with such registration shall be borne by Equitex.

Nasdaq Marketplace Rules - Reasons for these Proposals

We are seeking our stockholders’s approval for the Merger Agreement, the Merger and other transactions contemplated under the Merger Agreement and for the issuance by Equitex of common stock, and securities convertible into common stock, in an amount in excess of 20% of the shares of common stock outstanding. We are not required to seek approval for these transactions under applicable Delaware law. We are, however, subject to the Nasdaq Marketplace Rules. In this regard, the Nasdaq Marketplace Rules prohibit us from issuing, without stockholder approval, common stock (or securities convertible into our common stock) in an acquisition transaction in excess or potentially in excess of 20% of the outstanding shares of our common stock before issuance. This prohibition is referred to herein as the “Nasdaq 20% Rule.” Therefore, we are seeking the approval of our stockholders of the Merger Agreement, the Merger, other transactions contemplated by the Merger Agreement and the Prior Issuances (as hereinafter defined) in order to comply with all applicable Nasdaq Marketplace Rules, including without limitation the Nasdaq 20% Rule. See Proposal 2 for a more detailed discussion of the Nasdaq Marketplace Rules.

Effect of Proposal

If our stockholders approve Proposal 1 and Proposal 2, we will be able to (1) consummate the Merger and the other transactions contemplated by the Merger Agreement, specifically including the issuance of shares of capital stock resulting in the potential issuance to former Hydrogen Power securityholders of shares of common stock representing an aggregate of approximately 73% of our outstanding common stock on a post-issuance basis, while (2) maintaining compliance with the stockholder approval requirements of the Nasdaq Marketplace Rules.

Risk Factors

In considering whether to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement, you should carefully review and consider the information contained below under the caption “Risk Factors.”

Risk Factors

Information or statements provided by Equitex from time to time, including statements contained in this proxy statement, may contain certain "forward-looking statements," including comments regarding anticipated future operations, market opportunities, operating results and financial performance of Equitex. Equitex’s future operating performance and share price are influenced by many factors, including factors which may be treated in forward-looking statements. You are cautioned that any forward-looking statements made in this proxy statement or in any other reports, filings, press releases, speeches or other comments, are not a guarantee of future performance. Any such forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those which may be projected on the basis of such forward-looking statements. Furthermore, Equitex assumes no obligation to update such forward-looking statements, except as otherwise required by law. Among the risks and uncertainties which may affect future performance are those described below. In deciding to approve the proposals in this proxy statement, you are urged to consider the following risk factors:

Hydrogen Power has a limited operating history on which to evaluate their business and currently possesses unproven hydrogen generation technology.

Hydrogen Power is a development stage company that has only completed research and development on its unproven hydrogen power generation technology. Hydrogen Power’s business plan is subject to significant further product development and there is a lack of meaningful historical financial data that makes it difficult to evaluate their prospects. To the extent that Hydrogen Power is able to implement their business plan, their business will be subject to all of the problems that typically affect a business with a limited operating history, such as unanticipated expenses, capital shortfalls, delays in technology development and possible cost overruns. In addition, their hydrogen generation system is an innovative product that has not yet been proven on a commercial scale or introduced to the market on a wide scale.

Hydrogen Power may not be able to achieve commercialization of their products on the timetable they anticipate, or at all.

Hydrogen Power cannot guarantee that we will be able to develop commercially viable hydrogen power generation products on the timetable they anticipate, or at all. The commercialization of hydrogen power generation products require substantial technological advances to improve the efficiency, functionality, durability, reliability, cost and performance of these products and to develop commercial volume manufacturing processes for these products. We cannot guarantee that Hydrogen Power will be able to internally develop the technology necessary for commercialization of their hydrogen power generation products, or that they will be able to acquire or license any required technology from third parties. Developing the technology for high-volume commercialization requires substantial capital, and we cannot assure you that Hydrogen Power will be able to generate or secure sufficient funding on acceptable terms to pursue commercialization plans. In addition, before any product can be released to market, it must be subjected to numerous field tests. These field tests may encounter problems and delays for a number of reasons, many of which are beyond our control.  If these field tests reveal technical defects or reveal that Hydrogen Power’s potential products do not meet performance goals, including useful life, reliability, and durability, their commercialization schedule could be delayed, and potential purchasers may decline to purchase future systems and products.

Hydrogen Power may become subject to product liability lawsuits which could result in significant expense, adversely affecting their resources and the development or sales of future products thereby delaying the commercialization of those products.

The commercialization of Hydrogen Power’s hydrogen power generation systems also depend upon their ability to significantly reduce the costs of these systems and products. We cannot assure you that they will be able to sufficiently reduce the cost of these products without reducing their performance, reliability and durability, which would adversely affect consumers’ willingness to buy future products.

Hydrogen Power has no operating revenue to date and a history of losses. They may be unable to generate sufficient net revenue in the future to achieve or sustain profitability.

As a development stage company, Hydrogen Power has experienced operating losses for each quarterly and annual period since their inception in December 2003. They experienced net losses of $766,998 for the year ended December 31, 2004 and $2,392,866 for the nine months ended September 30, 2005. As of September 30, 2005, Hydrogen Power had an accumulated deficit of $3,159,864. Hydrogen Power expects their losses and cash expenditures to continue over the next several years as they work to develop commercially viable products based on their hydrogen generation technology.

We cannot assure you that Hydrogen Power will be able to successfully execute their business plan.

The execution of Hydrogen Power’s business plan poses many challenges and is based on a number of assumptions.  We cannot assure you that they will be able to successfully execute their business plan.  Narrowing the scope of their development activities may not accelerate product commercialization.  If Hydrogen Power experiences significant cost overruns on any of their product development programs, or if their business plan is more costly than anticipated, certain research and development activities may be delayed or eliminated, resulting in changes or delays to their commercialization plans.

Hydrogen Power’s failure to obtain necessary additional financing would have a material adverse effect on their business plan and hinder or delay product development.

In order to develop a product or products utilizing Hydrogen Power’s hydrogen power generation technology, Hydrogen Power will require substantial additional financing. This financing would likely include equity or debt financing which would likely cause substantial dilution to our current stockholders. We may not be able to obtain such additional equity or debt financing when Hydrogen Power needs it or at all. Even if such financing is available, it may not be available on terms that are favorable to us or in sufficient amounts to satisfy Hydrogen Power’s requirements. If we require, but are unable to obtain, sufficient additional financing in the future, Hydrogen Power may be unable to develop any commercially viable hydrogen generation product, further protect their intellectual property sufficiently, meet customer demand for any products that may be developed or withstand adverse operating results should successful product development occur. More importantly, if we are unable to raise further financing when required, Hydrogen Power’s continued operations may have to be scaled down or even ceased and any ability to generate future revenues would be negatively affected.

Potential fluctuations in our financial and business results makes forecasting difficult and may restrict our access to funding for our commercialization plan.

We expect Hydrogen Power’s operating results to vary significantly from quarter to quarter.  As a result, quarter to quarter comparisons of these operating results are not meaningful.  Due to Hydrogen Power’s stage of development, it is difficult to predict potential future revenues or results of operations accurately.  It is likely that in one or more future quarters our operating results will fall below the expectations of investors or securities analysts.  In addition, investors or security analysts may misunderstand our business decisions or have expectations that are inconsistent with Hydrogen Power’s business plan.  This may result in our business activities not meeting their expectations.  Not meeting investor or security analyst expectations may materially and adversely impact the trading price of our common shares, and increase the cost and restrict our ability to secure required funding to pursue our commercialization plans.

A mass market for our products may never develop or may take longer to develop than we anticipate.

Hydrogen Power’s hydrogen power generation systems represent emerging markets, and we do not know whether end-users will want to use them.  The development of a mass market for their hydrogen power generation technology may be affected by many factors, some of which are beyond their control, including the emergence of newer, more competitive technologies and products, the future cost of raw materials used by their systems, regulatory requirements, consumer perceptions of the safety of any developed products and related fuels, and consumer reluctance to buy a new product.

If a mass market fails to develop or develops more slowly than anticipated, Hydrogen Power may be unable to recover the losses they will have incurred in the development of potential products and may never achieve profitability.  In addition, we cannot guarantee that Hydrogen Power will be able to develop, manufacture or market any products if sales levels do not support the continuation of those products.

Regulatory changes could hurt the market for our products.

Changes in existing government regulations and the emergence of new regulations with respect to hydrogen generation systems may hurt the market for any developed products.  Environmental laws and regulations in the U.S.  (particularly in California) and other countries have driven interest in vehicular alternate energy systems. We cannot guarantee that these laws and policies will not change.  Changes in these laws and other laws and policies or the failure of these laws and policies to become more widespread could result in consumers abandoning their interest in hydrogen generation systems in favor of alternative technologies.  In addition, as alternative energy products are introduced into the market, the U.S. and other governments may impose burdensome requirements and restrictions on the use of these technologies that could reduce or eliminate demand for some or all of Hydrogen Powers potential products.

If Hydrogen Power fails to protect their intellectual property rights, competitors may be able to use their technology, which could weaken their competitive position, eliminate the potential for future revenue and increase costs.

We believe that Hydrogen Power’s long-term success will depend to a large degree on their ability to protect the proprietary technology that they have licensed or acquired or may develop or acquire in the future. Although Hydrogen Power intends to aggressively pursue anyone they reasonably believe is infringing upon their intellectual property rights, initiating and maintaining suits against third parties that may infringe upon those intellectual property rights will require substantial financial resources. Hydrogen Power may not have the financial resources to bring such suits and if they do bring such suits, they may not prevail. Regardless of Hydrogen Power’s success in any such actions, they could incur significant expenses in connection with such suits.

Failure to protect Hydrogen Power’s existing intellectual property rights could seriously harm our business and prospects because we believe that developing new systems and products that are unique to Hydrogen Power is critical to their success.  They rely on patent, trade secret, trademark and copyright law to protect their intellectual property.  However, some of Hydrogen Power’s intellectual property may not be covered by any patent or patent application, and the patents that Hydrogen Power has licensed will eventually expire.  We cannot assure that Hydrogen Power’s present or future issued patents will protect their technology.  Moreover, Hydrogen Power’s patent position is subject to complex factual and legal issues that may give rise to uncertainty as to the validity, scope and enforceability of a particular patent.  Accordingly, there is no assurance that:

•	any of the patents licensed by Hydrogen Power will not be invalidated, circumvented, challenged, rendered unenforceable, or licensed to others; or

•	any potential future patent applications will be issued with the breadth of claim coverage sought by Hydrogen Power, if issued at all.

In addition, effective patent, trademark, copyright and trade secret protection may be unavailable, limited or not applied for in certain countries.

Hydrogen Power may also seek to protect their proprietary intellectual property, including intellectual property that may not be patented or patentable, in part by confidentiality agreements and, if applicable, inventors’ rights agreements with strategic partners and employees.  We can provide no assurance that these agreements will not be breached, that Hydrogen Power will have adequate remedies for any breach or that such persons or institutions will not assert rights to intellectual property arising out of these relationships.

Certain of Hydrogen Power’s intellectual property has been licensed to them on a non-exclusive basis from third parties who may also license such intellectual property to others, including competitors.  If necessary or desirable, Hydrogen Power may seek further licenses under the patents or other intellectual property rights of others.  However, we can give no assurances that Hydrogen Power will obtain such licenses or that the terms of any offered licenses will be acceptable to them.  The failure to obtain a license from a third party for intellectual property Hydrogen Power uses could cause them to incur substantial liabilities and to suspend the development, manufacture or shipment of products or our use of processes requiring the use of such intellectual property.

Hydrogen Power may be involved in intellectual property litigation that causes them to incur significant expenses or prevents them from selling any developed products.

Hydrogen Power may become subject to lawsuits in which it is alleged that they have infringed the intellectual property rights of others or commence lawsuits against others who they believe are infringing upon their rights.  Involvement in intellectual property litigation could result in significant expense, adversely affecting the development of the challenged product or intellectual property and diverting the efforts of Hydrogen Power’s technical and management personnel, whether or not such litigation is resolved in their favor.  In the event of an adverse outcome as a defendant in any such litigation, Hydrogen Power may, among other things, be required to:

•	pay substantial damages;

•	cease the development, manufacture, use, sale or importation of any developed products that infringe upon other patented intellectual property;

•	expend significant resources to develop or acquire non-infringing intellectual property;

•	discontinue processes incorporating infringing technology; or

•	obtain licenses to the infringing intellectual property.

We can provide no assurance that Hydrogen Power would be successful in such development or acquisition or that such licenses would be available upon reasonable terms.  Any such development, acquisition or license could require the expenditure of substantial time and other resources and could have a material adverse effect on Hydrogen Power’s business and financial results.

Hydrogen Power currently faces and will continue to face significant competition.

As alternative energy technologies including hydrogen power generation technologies have the potential to replace existing power products, competition for those products will come from current power technologies, from improvements to current power technologies and from new alternative power technologies, including other types of alternative energy technologies. Each of Hydrogen Power’s target markets is currently serviced by existing manufacturers with existing customers and suppliers. These manufacturers use proven and widely accepted technologies such as internal combustions engines and turbines as well as coal, oil and nuclear powered generators.

Additionally, there are competitors working on developing technologies other than hydrogen power generation systems (such as fuel cells, advanced batteries and hybrid battery/ICEs) in each of Hydrogen Power’s targeted markets.  Some of these technologies are as capable of fulfilling existing and proposed regulatory requirements as hydrogen power technology.

There are many different individuals, institutions and companies across the United States, Canada, Europe and Japan, including corporations, national laboratories and universities that are actively engaged in the development and manufacture of alternative energy technologies including hydrogen generation technologies.  Each of these competitors has the potential to capture market share in any of our future target markets.

Many of these competitors have substantial financial resources, customer bases, strategic alliances, manufacturing, marketing and sales capabilities, and businesses or other resources which give them significant competitive advantages over Hydrogen Power.

The loss of the services of our Chairman, Chief Executive Officer, President or other key employees, or the failure to attract additional key individuals, would materially adversely affect our business.

Hydrogen Power’s success depends on the continued services of Ms. Ricky Gujral, who serves as President of Hydrogen Power, Inc. In addition, Hydrogen Power’s success depends in large part on their ability in the future to attract and retain key management, engineering, scientific, manufacturing and operating personnel.  Recruiting personnel for the hydrogen power industries is highly competitive.  We cannot guarantee that Hydrogen Power will be able to attract and retain qualified executive, managerial and technical personnel needed for the development of potential products business.  Hydrogen Power’s failure to attract or retain qualified personnel could have a material adverse effect on their business.

Hydrogen products use inherently dangerous, flammable fuels, which could subject Hydrogen Power’s business to product liability claims.

Hydrogen Power’s technology exposes them to potential product liability claims that are inherent in hydrogen and products that use hydrogen.  Hydrogen is a flammable gas and therefore a potentially dangerous product.  Any accidents involving Hydrogen Power’s technology or future products or other hydrogen-based products could materially impede widespread market acceptance and demand for hydrogen energy products.  In addition, Hydrogen Power may be held responsible for damages beyond the scope any insurance coverage.  We also cannot predict whether Hydrogen Power will be able to maintain any necessary insurance coverage on acceptable terms.

You will experience immediate and substantial dilution as a result of this transaction.

Given the amount of common stock of our Company that will be issued and potentially could be issued in the transaction with Hydrogen Power, you will experience immediate and substantial dilution. Terms of the agreement call for the immediate issuance of that number of shares of our common stock equaling 40% of our outstanding common stock at closing (approximately 29% on a post-transaction basis). In addition, in the event all three series of preferred stock are converted to common stock, each conversion will result in the issuance of 40% of our then outstanding common stock. As a result, the stockholders of HPI would own roughly 73% of our outstanding common stock on a post-transaction basis. Furthermore, we have agreed to issue certain warrants to purchase our common stock in exchange for warrants of Hydrogen Power held by certain stockholders the exercise of which would result in further dilution.

Following the Merger, the securityholders of Hydrogen Power generally, and its majority stockholder specifically, will be able to exert significant control over our Company.

Assuming the conversion of all of the Series L Preferred Stock, securityholders of Hydrogen Power will hold approximately 73% of our outstanding common stock on a post-transaction basis. Additionally, GHTI, Hydrogen Power’s majority stockholder, will beneficially own approximately 62% of our outstanding common stock on a post-transaction basis, and will thus have significant influence over the management of our business, the election of directors and all matters requiring stockholder approval.

A substantial number of shares will be eligible for future sale by the Hydrogen Power shareholders and the sale of those shares could adversely affect our stock price.

As part of the acquisition agreement with Hydrogen Power, we have agreed to register for sale all of the shares of common stock being issued as a result of the proposed transaction. Once that registration statement becomes effective, all of the shares of common stock being issued in the Hydrogen Power transaction would become eligible for immediate public sale, which could adversely affect the public market for our common stock should a significant portion of these shares be offered for sale at any given time. This could cause a significant decline in the market price for our common stock and therefore affect the value of any of our securities you may own.

This transaction is subject to the Marketplace Rules of the Nasdaq Stock Market and there is no guarantee that we will continue to meet the Nasdaq Capital Market listing requirements as a result of this transaction.

Our common stock currently trades on the Nasdaq Capital Market and is therefore subject to the Nasdaq Marketplace Rules that govern our activities as a market participant. Various terms of the proposed transaction with Hydrogen Power are subject to the Marketplace Rules and therefore are open to interpretation by the Nasdaq Stock Market. As a result, there is no guarantee that our common stock will continue to meet the continued listing requirements of the Nasdaq Capital Market and therefore that our securities will continue to be listed on the Nasdaq Capital Market. If for any reason our common stock is de-listed from the Nasdaq Capital Market, the price of our common stock may be quoted on either the Over the Counter Bulletin Board or on the pink sheets. This could negatively affect the market price of our common stock, make it more difficult for our stockholders to sell their shares of our common stock on the market, and could decrease the liquidity of any investment in our common stock.  Although the Company believes that its entry into the Merger Agreement does not constitute a change of control of the Company under the Nasdaq Marketplace Rules, it is, however, possible that the Nasdaq Stock Market may interpret the terms of the Merger Agreement to constitute a change of control and that we would be required by the Nasdaq Stock Market to reapply for listing on The Nasdaq Capital Market. If the Company is unable to satisfy the listing requirements of the Nasdaq Capital Market at such time, the Company could be delisted from The Nasdaq Capital Market. This could negatively affect the market price of our common stock and make it more difficult for our stockholders to sell their shares of common stock.

Information About Equitex, Inc.

Equitex, Inc. was organized under the laws of the State of Delaware in 1983, and we elected to become a business development company and be subject to the applicable provisions of the Investment Company Act of 1940 in 1984. Until January 4, 1999, Equitex was a business development company which is a form of closed-end, non-diversified investment company under the Investment Company Act of 1940. A business development company generally must maintain 70% of its assets in new, financially troubled or otherwise qualified companies, known as investee companies, and offers significant managerial assistance to such companies. Business development companies are not subject to the full extent of regulation under the Investment Company Act of 1940. We primarily were engaged in the business of investing in and providing managerial assistance to developing companies that, in our opinion, would have a significant potential for growth. On April 3, 1998, our stockholders authorized us to change the nature of our business and withdraw our election as a business development company, which became effective on January 4, 1999.

Effective December 1, 2001, we acquired all the outstanding common stock of Chex Services, Inc. in exchange for 332,000 shares of our common stock valued at $10,119,000 ($30.48 per share), in a transaction accounted for as a purchase. Chex Services provides comprehensive cash access services to approximately 55 casinos and other gaming establishments.

In August 2002 we formed a new majority owned subsidiary, Denaris Corporation, to pursue opportunities in stored value card operations. In return for assigning our rights to certain notes receivable as well as the opportunity to acquire certain technological and other information from our subsidiary Key Financial Systems, Denaris agreed to pay Equitex $250,000 in cash in the form of a promissory note as well as 5,000,000 shares of Denaris common stock. As of December 31, 2004, Denaris had 6,500,000 shares of common stock outstanding; therefore, we owned 77% of the outstanding common stock.

On June 7, 2004, a wholly owned subsidiary of Seven Ventures, Inc., a publicly traded company, merged with and into Chex Services (the “Merger”). Subsequent to the merger, Seven Ventures changed its name to FastFunds Financial Corporation and is presently trading on the Over-the-Counter Bulletin Board under the symbol “FFFC”. In the Merger, we exchanged our 100% ownership of Chex Services for 7,700,000 shares of FastFunds common stock representing approximately 93% of the Company’s outstanding common stock immediately following the Merger. In addition, we received warrants to purchase 800,000 shares of Company common stock at an exercise price of $0.10 per share, expiring five years from the date of closing. In connection with the Merger, FastFunds received $400,000 through the issuance of convertible promissory notes bearing interest at five percent per annum and convertible into 4,000,000 shares of their common stock upon the occurrence of certain future events. Unless earlier converted, any outstanding balance of principal and interest is due on April 14, 2007. In June 2004, $100,000 of principal of the convertible promissory notes was converted into 1,000,000 shares of common stock; and an additional $100,000 of principal of the convertible promissory notes was converted into 1,000,000 shares of common stock in August 2004. The remaining $200,000 of convertible promissory notes remains convertible into 2,000,000 shares of common stock upon the occurrence of certain future events. As of September 30, 2005, FastFunds had 10,413,627 shares of stock outstanding; therefore, we owned approximately 73% of the outstanding common stock on that date.

As a holding company, from time to time we evaluate opportunities for strategic investments or acquisitions that would complement our current services and products, enhance our technical capabilities or otherwise offer growth opportunities. As a result, acquisition discussions and, in some cases, negotiations may take place and future investments or acquisitions involving cash, debt or equity securities or a combination thereof may result.

Effective January 25, 2005, we effected a one-for-six shares reverse split of our common stock. As a result, all common share figures and related stock prices presented throughout this proxy statement for periods prior to January 25, 2005 have been restated to reflect the reverse stock split.

Equitex also has run-off operations from our wholly owned subsidiary Nova Financial Systems, Inc., a Florida corporation. Our wholly owned subsidiary, Key Financial Systems, Inc., a Florida corporation, ceased run-off operations in the fourth quarter of 2003. The business operation of each of our subsidiaries is outlined more fully below.

FastFunds Financial Corporation and Chex Services, Inc.

FastFunds Financial Corporation’s primary business is that of its wholly owned subsidiary, Chex Services, Inc. Chex was formed to provide comprehensive cash access services to casinos, and other gaming establishments, and to market its products a la carte to other establishments in the casino, entertainment, and hospitality industries. Chex’s total funds transfer system allows casino patrons to access cash through check cashing, credit/debit card cash advances, automated teller machines and wire transfers. Chex’s check and credit card advance systems compiles detailed demographic data about patrons that utilize these services. The collected patron demographic data is then provided to the casino operators and can be used in their marketing efforts.

As of September 30, 2005, Chex operates at 55 casino and gaming locations and 18 other retail establishments throughout the United States. At each of these locations Chex can provide any one or a combination of: check cashing; credit/debit card cash advance systems; and ATM terminals. Chex either staffs the locations with its personnel or provides its products and services to the locations based upon the contract with the location.

Chex’s services are provided pursuant to the terms of a financial services agreement entered into with the respective establishment. The agreement specifies which cash access services will be provided by Chex, the transaction fees to be charged by Chex to patrons for each type of cash access transaction, and the amount of compensation to be paid by Chex to the location. Pursuant to all of these agreements with the locations serviced, Chex maintains the exclusive rights (with rare exception) to provide its services for the term of the contract.

At each of the locations where Chex provides its cash access services, it must have sufficient cash available to process both check cashing and credit card advance transactions. Additionally, at each location where it operates ATMs, Chex must have sufficient cash available to replenish the ATM machines. The amount of cash required is dependent upon the transaction volumes of each product and the average dollar amount per transaction. To meet its cash needs, Chex arranges to have the cash it maintains on deposit delivered from a local bank as needed. If Chex is providing its products to its customers, then the customer is responsible for providing the cash to manage its operations. Chex has a treasury management account with Wells Fargo Bank that is set up to sweep all the local banking accounts each day in order to control, expedite, and realize economies of scale in their money management.

CREDIT/DEBIT CARD CASH ADVANCE SERVICES. Chex’s credit/debit card cash advance services allow patrons to use their VISA, MasterCard, Discover, and American Express cards to obtain cash. The remote cash access terminals and other equipment used to provide credit/debit card advance services are provided by a vendor pursuant to cash advance service agreements between Chex and the vendor. Each of the agreements requires the vendor to supply, install and maintain, at the vendor’s expense, the equipment and supplies necessary to operate the cash advance system. Chex has recently completed development of its own proprietary credit/debit card cash advance system (called CreditGuard™) and began to retrofit all of its locations to enable them to use the new technology beginning in the second quarter of 2004. In addition, the Chex sales organization began marketing the CreditGuard product to the gaming and retail industry in 2004.

At the locations at which Chex provides credit card advance services, it pays the operator a commission for each completed credit card cash advance transaction. At locations which utilize CreditGuard, casinos have the funds electronically transferred into their account, thus maximizing their cash position and expediting the float of funds. At the locations where we utilize third party vendors, under the terms of the vendor agreements, the vendor charges each patron completing a credit card advance transaction a service fee based on the cash advance amount and pays a portion of such service fee to Chex. The service fee and the credit card cash advance amount are charged against the credit card account of the location patron effecting the transaction and are deposited by the appropriate credit card company into the vendor’s account. The vendor reimburses Chex for the advance amount, by check, and pays the commission due to Chex in the month following the month the transaction was completed.

Patrons may initiate a credit/debit card cash advance transaction at a remote credit card cash advance terminal (“kiosk”) at Chex’s teller facility. The kiosk consists of a credit/debit card reader with an integrated keypad and a digital display. The patron initiates the credit/debit card cash advance transaction by swiping the credit/debit card’s magnetic strip through the card reader and then entering the amount of cash requested. The remote terminal automatically accesses the credit card company’s authorization center for approval of the transaction. If the transaction is approved, a cash advance draft is automatically generated at the teller facility and the patron is directed to go to the teller facility to obtain the cash advance. At the teller facility, the employee verifies the patron’s identity and performs certain other security measures gathering certain demographic information, including the patron’s address and telephone number. The patron then endorses the back of the cash advance draft, initials the front of the draft acknowledging the service fee charge and receives the cash requested with a transaction receipt. The vendor, pursuant to the terms of the agreements with Chex, guarantees payment to Chex for all transactions that are processed in accordance with the procedures specified in the agreements.

For the year ended December 31, 2004, Chex processed approximately 256,000 credit/debit card transactions. These transactions totaled over $87 million in advances and earned fees of approximately $3,718,000. For the nine months ended September 30, 2005, Chex processed approximately 222,000 credit/debit card transactions, totaling over $78 million in advances and earning fees of approximately $4,342,000.

CHECK CASHING SERVICES. Chex’s check cashing services allow location patrons to access cash by writing a check to Chex at its teller facility staffed by employees of the Company. Chex’s employees conduct the authorization and verification process for check cashing transactions in accordance with detailed procedures developed by Chex to help minimize bad debt from returned checks. Chex’s new product, ChexGuard™, developed with Wells Fargo Bank and VISA POS, electronically deposits the checks, and utilizes the VISA banking rail to verify that the account is open and that the funds written for the check amount are currently in the account. The funds are deposited into Chex’s account the following day, thus significantly speeding up deposits into their account (compared to the manual deposit method) and decreasing overall bank charges. Chex has implemented ChexGuard in all of our locations and are now marketing the product to potential customers in the retail, entertainment, and gaming industries.

Chex charges the customer a fee for cashing checks. The fee for personal checks ranges from 3% to 6% of the amount of the cashed check. At the locations where Chex provides check-cashing services, Chex pays the location operator a commission based upon the monthly amount of checks cashed. Chex also cashes other financial instruments, such as: money orders, government checks, payroll checks and insurance checks at varying service fee charges.

Chex’s check cashing services benefit location operators by providing demographic information on the location’s patrons, relieving the location of any risk and collection costs associated with returned checks and by allowing the location to focus on the aspects of the business that they do best.

Chex mitigates its potential for returned items by establishing check-cashing limits based on the customer’s history at Chex locations. In addition, Chex utilizes its recently developed ChexGuard product to determine if a customer has a valid open account and whether the funds for the amount of the check written are currently in the account.

In the event a check is returned, Chex utilizes its own in-house collections department to pursue collection of returned checks. In September 2002, Chex incorporated this department as Collection Solutions, Inc. creating a separate wholly owned stand-alone collections subsidiary intending to offer its services to customers other than Chex. During 2003, Chex shut down the operations of Collection Solutions but continues to operate its in-house collections department. For the year ended December 31, 2004, Chex collected fees of approximately $413,000 on returned checks. For the nine months ended September 30, 2005, Chex collected fees of approximately $269,000 on returned checks.

For the year ended December 31, 2004, Chex cashed over $213 million in customer checks and earned fees of approximately $7,183,000 on these transactions. For the nine months ended September 30, 2005, Chex cashed over $168 million in customer checks and earned fees of approximately $5,556,000 on these transactions.

ATM SYSTEMS. Under the terms of agreements with each processor, also known as a vendor, Chex receives a surcharge fee for each cash withdrawal and the vendor credits Chex’ bank settlement account for each transaction, less any processing fees. The surcharge, which is a charge in addition to the cash advance, is made against the bank account of the patron effecting the transaction and is deposited in the vendor’s account. The vendor reimburses Chex for the cash advance amount generally within two days of the transaction and pays the surcharge commission due Chex for each withdrawal either immediately or in the month following the month the transactions were completed. This variance in the timing of the surcharge payments is based upon the ATM processing agreements between Chex and its vendors. The Company generally passes on an agreed upon percentage of the surcharge commissions to the locations where the ATMs are placed. For the year ended December 31, 2004, Chex processed 2 million ATM transactions with $176 million in advances and earned fees or commissions of approximately $3,807,000. For the nine months ended September 30, 2005, Chex processed 1,991,000 ATM transactions with $182 million in advances and earned fees or commissions of approximately $3,698,000.

STORED VALUE CARD. In August 2002, Chex executed an agreement with West Suburban Bank to issue stored value cards. Under the terms of this agreement, Chex will primarily function as an independent marketing agent. The “FastFunds” Stored Value Card program allows customers to load money onto the “FastFunds” card that can be used at ATM’s worldwide and at any location that accepts PIN based point of sale debit transactions. “FastFunds” current gaming customer base can load jackpot winnings on to the card, up to a maximum of $7,500 per day, which is less costly and more secure for gaming establishments and generally safer for the customers. Customers can also load money onto the card rather than leave the gaming establishment with a significant amount of cash winnings. Using two cards and transferring money from one card to the other also allows the card to be used for money remittance in a method that can be less expensive and more convenient than traditional remittance systems.

PREPAID PAYROLL CARD. Chex has been approved by Visa U.S.A. to market a prepaid payroll card program through West Suburban Bank to current and prospective clients. This program allows employees to have their payroll loaded onto the “PowerCash” payroll card, which they can then use at ATM’s to make cash withdrawals or make purchases at any location that accepts debit and credit cards. In addition, the payroll card can be used as a virtual checking account for purposes such as bill payment. The PowerCash payroll card is targeted at employees who do not have checking accounts or do not prefer direct deposit.

In March 2003, Chex began marketing the PowerCash prepaid payroll card to employees of the gaming establishments in which Chex operates. By law, employers are generally required to offer to their employees at least one alternative to direct deposit for receiving their pay. To comply with this law, employers have traditionally offered costly manual checks. The PowerCash prepaid payroll card will allow employers to comply with the law with more ease and less cost. If requested by the employee, Chex can “load” the amount of the employee’s pay, as reported by the employer, onto a card, which the employee may then utilize to draw down the balance like a debit card. Chex’s PowerCash prepaid payroll cards are accepted by most merchants throughout the world. Chex receives a transaction fee each time the employee utilizes the card as well as half of the monthly maintenance fee. Because we believe this product can be utilized in a broad context, we intend to market this product outside of the gaming industry.

MARKETING AND SALES OF SERVICES. FastFunds’ objective is to increase the number of locations at which Chex provides cash access services in the gaming industry. The Company intends to pursue obtaining additional contracts with new casinos, existing casinos not currently contracting with a cash access provider and other existing casinos when such casino’s current contracts with another cash access service provider are due to expire. At September 30, 2005, Chex operated at 55 establishments to provide varying levels of cash access services.

In furtherance of this objective to increase Chex’s market share, FastFunds’ marketing plan is designed to increase their profile in the casino industry. The marketing plan includes increasing direct personal contact with casino management personnel responsible for making decisions regarding cash access services, including the implementation of customer service workshops that are designed for the casino’s employees. Chex has developed a network of associates in the casino industry who are able to refer casino management to Chex’s services. Chex also advertises in trade publications, attends industry trade shows and distributes sales material to casino operators through direct mail.

SIGNIFICANT CUSTOMERS. At September 30, 2005, three of Chex’s largest customers represented approximately 39% of the company’s revenues, including approximately 21% from one customer. For the year ended December 31, 2004, three of Chex’s largest customers represented approximately 46% of the company’s revenues, including approximately 22% from one customer. While the Company and Chex strive to maintain good working relationships with contracted casinos and presently believe those relationships to be satisfactory, the loss of any of these casinos could adversely affect the Company’s results of operations in future periods.

In January 2004, Chex received a termination notice from Native American Cash Systems Florida for their contract providing cash access services at five of the Seminole Tribe of Florida Tribal casino properties located throughout Florida. These locations accounted for $4,089,557 (22.6%) and $3,486,707 (17.8%) of our revenues for the years ended December 31, 2003 and 2002, respectively.

COMPETITION. FastFunds competes with a number of companies in their market niche. The other companies that offer full-service booth check-cashing operations are Game Financial Corporation, a subsidiary of Certegy, Inc., operating as GameCash; Global Cash Access, Inc., Cash Systems, Inc. and Americash. We also compete with a number of companies that offer ala carte credit card cash advance systems and ATMs to the gaming and hospitality industries which include Global Cash Access, Inc., Game Financial Corporation, Cash Systems, Inc., Cash & Win (through an alliance with Comerica Bank and NDC), Americash, and Borrego Springs Bank. With Chex’s ChexGuard product, we compete in the gaming and retail markets with Telecheck, Checkwrite, SCAN and a number of other vendors for the check conversion, authorization, and guarantee business. Currently Global Cash Access, Inc. controls a majority of the cash advance business in the industry. The full booth cash access financial service centers located in gaming facilities are fairly equally split between Chex, Cash Systems, Inc. and GameCash.

GOVERNMENT REGULATION. Many states require companies engaged in the business of providing cash access services or transmitting funds to obtain licenses from the appropriate state agencies. In this regard, state agencies have extensive discretion to deny or revoke licenses. Chex has obtained the necessary licenses and bonds to conduct business with the casinos where it currently operates, and the Company will be subject to similar licensing requirements as it expands operations into other jurisdictions (either through Chex or its other subsidiaries). As part of our application for licenses and permits, members of our board of directors (including the boards of directors of our subsidiaries), our officers and those of our subsidiaries, key employees (and those of our subsidiaries) and certain stockholders holding five percent or more of our stock may be required to submit to a personal background check. While there can be no assurance that we will be able to do so, we anticipate that we will be able to obtain and maintain the state licenses necessary for the conduct of our business.

Many suppliers to Native American casinos are subject to the rules and regulations of the local tribal gaming commission. These gaming commissions have authority to regulate all aspects of casino operations, including the selection of vendors (such as Chex) at their casinos. Some gaming commissions require vendors to obtain licenses and may exercise extensive discretion to deny or revoke licenses. Chex has obtained the necessary licenses or approvals from the appropriate tribal gaming commissions where it operates. While there can be no assurance that it will be able to do so, we anticipate that Chex will be able to obtain and maintain the tribal licenses and approvals necessary to conduct business.

Currently, a majority of locations where Chex provides its services are on tribal lands. Chex is licensed at many of the locations where it operates by the local tribal authority and/or various state licensing organizations. All of the tribes operate under various compacts negotiated with the states where they are domiciled. The Bureau of Indian Affairs, a division of the United States Department of Commerce, oversees the regulatory aspects of these compacts. If a tribe were found to be violating the regulations of the state compact, its gaming and entertainment locations could be closed down. Any such closures would likely have a materially adverse effect on the Chex’s and the Company’s business, growth, financial condition and results of operations. Furthermore, tribal adherence to the applicable provisions of state compacts is completely beyond the control of Chex or the Company.

Tribal governments enjoy a form of sovereign governmental immunity that is comparable to the immunity of states, local governments and the federal government. Like the federal government, tribal governments retain limited immunity in order to protect government funds and discretionary governmental functions from lawsuits and may limit the size of damages or claims. Tribes provide for insurance and limited waivers of their sovereign immunity, taking responsibility for the actions of tribal employees. Tribal sovereign immunity may limit our ability to pursue certain legal remedies should we believe that we have a claim against a tribal authority.

FastFunds’ business may also be affected by state and federal regulations governing the gaming industry in general. Changes in the general approach to regulation of casino gaming could affect the number of new gaming establishments in which we may provide cash access services.

Denaris Corporation

Denaris Corporation was formed on August 16, 2002 to develop and market a prepaid reloadable stored value card program. Stored value cards offer a convenient alternative to customers, particularly immigrants, who choose not to utilize traditional bank accounts due to language barriers and apprehension. Initially, Denaris intends to focus on the development of marketing programs targeting various immigrant populations that utilize international fund remittance services to transfer funds and other applicable markets targeting customers who have the need for a branded bank card, but do not qualify for a credit card. Additionally, we, in conjunction with Denaris and Paymaster Jamaica, Ltd, intend to market a proprietary stored value card program, with our initial focus on the international funds remittance business between the United States and Jamaica.

Reloadable stored value cards can be obtained by anyone without a credit check or intrusive personal information and allow a customer to place funds on the card in varying amounts at any time that can be accessed at most ATM's, through point-of-sale transactions wherever debit cards are accepted or at partner customer service outlets. They also provide a fast, easy and cost effective means of transferring funds to anyone, anywhere in the world.

Stored value cards offer a convenient alternative to customers who may not have convenient access to traditional banking institutions or who choose not to utilize traditional banking institutions due to language barriers, fear or mistrust of the banking system. Stored value card customers may be immigrants, college students, international travelers, armed forces personnel or other individuals or entities that need a safe way to store, transfer or utilize cash outside of a traditional bank account.

Once money is loaded onto a card, customers have immediate access to their funds wherever the card is accepted via ATM or Point of Sale retail locations. If a customer wishes to transfer funds to family or friends either nationally or internationally, they may purchase a second card that is sent to the recipient, which may be used to access the transferred funds for a minimal fee. Often these transfer fees are significantly lower than those charged by traditional money transfer services.

PAYMASTER JAMAICA AGREEMENT. In August 2002, we signed a Memorandum of Understanding (“MOU”) with Paymaster Jamaica Ltd. headquartered in Kingston, Jamaica. Paymaster Jamaica commenced operations in October 1997, offering improved revenue collection and customer care facilities to businesses, institutions and consumers on the island of Jamaica. It offers its client companies a viable, cost effective alternative to retaining their own commercial offices. Paymaster Jamaica's clients include every local utility company, five remittance companies, select internet service providers and cable networks, among others. Paymaster Jamaica presently has over 700,000 consumer clients accessing services at approximately 100 service outlets processing over 450,000 transactions per month with average collections of Ja$1.7 billion (US$27 million). In addition to its bill payment services, Paymaster Jamaica offers cash remittance services affording its customers the convenience to send and receive all types of remittances nationally or internationally via cash or debit cards.

In 2002, Paymaster Jamaica executed a contract with the Jamaican Postal Service providing exclusive "transactions system rights" for twenty years throughout the 640-branch network, including the country's prime commercial areas. This agreement gives Paymaster Jamaica an exclusive right to provide its services at all post office locations throughout the island.

In 2002, we advanced under the terms of the MOU a $500,000 capital advance to Paymaster Jamaica in exchange for a 10% promissory note. Under the terms of the Paymaster Jamaica note, Paymaster Jamaica may convert the amounts due under the capital advance into equity of a newly formed subsidiary, Paymaster Worldwide, which would then be jointly owned by Denaris and Paymaster Jamaica. Paymaster Worldwide is to franchise the Paymaster Jamaica business model to other markets initially in other Caribbean countries with the possibility of eventually going worldwide. The companies are currently renegotiating the aforementioned MOU.

During 2003, Denaris began designing a funds payment and transfer computer system which was tested and operated for a short period of time in certain of Paymaster's locations. Ultimately, Denaris' system will be capable of handling additional products and services that are similar in nature to Paymaster Jamaica's existing products as well as remittance and stored value products. Additional products intended to be supported by the proposed system will include bill payment transactions, cash transfer program, direct deposit of payroll to stored value cardholder accounts, and prepaid long distance and prepaid cellular products. The system has not been fully completed and was taken out of service in 2004. Currently, Denaris and Paymaster are working on enhancing the system and intend to redeploy it when completed.

Denaris is currently working with Paymaster in an effort to create a stored value card via a "closed loop" system whereby Paymaster's customers will be able to pay bills, have their payroll loaded onto the card, and receive money remittances.

Monies placed on the stored value accounts are to be deposited in a Denaris account, in good funds, prior to or simultaneous to the value being placed on the stored value card at a Paymaster Jamaica location. Deposits may include cash, government pension or benefits payments, or local and international remittances transferred to customer accounts. Authorization policies and procedures have been established to minimize fraudulent deposits or withdrawals. Denaris will bear fraud risk as long as established authorization policies and procedures are met. Paymaster Jamaica, and/or its subagents, will bear fraud risk for failure to follow procedures. Paymaster Jamaica will establish vault cash procedures that ensure that sufficient cash is available to pay out demands on the stored value accounts.

A significant feature of the stored value card is the ability to transfer funds from card to card either locally, or internationally. Utilizing this feature, customers may transfer balances from one card to another, either locally, or internationally, with the funds being available to the transferee immediately. Transfers are made between two separate cards via a PIN based system. In addition, cardholders may use their card to pay bills with Paymaster Jamaica bill-pay clients, which include every local utility company, five remittance companies, select internet service providers and cable networks, among others.

OTHER BUSINESS OPPORTUNITIES. In September 2004, Equitex, through Denaris, executed a definitive agreement with Financial Freedom International ("Financial Freedom") of Orem, Utah to distribute Denaris' stored value card and payroll card products to Financial Freedom's customers. Under the terms of the agreement, Denaris will provide Financial Freedom stored value cards and payroll cards for Financial Freedom to market along with their current products. Financial Freedom is a provider of educational materials, software and services to consumers with troubled debt.

In October 2004, Denaris signed a marketing agreement with AmeriTech Advertising, Inc. ("AmeriTech") of Clearwater, Florida, to market Denaris' stored value card products via the Internet. AmeriTech is an Internet marketing company that maintains various databases and has relationships with other Internet marketing companies to which it markets products via the Internet. Under the terms of the agreement, AmeriTech is to make Denaris' stored value products available to its customers through a hot linked URL connection to a designated Denaris product website.

In September of 2004, Denaris signed a Distributor Agreement with Access Cash Systems (ACS), Inc. of Weston, Florida to market and sell ACS's card and program. This system will be utilized to service both the Financial Freedom and AmeriTech agreements. Denaris' website is currently being beta-tested and is planned for completion in the second quarter of 2005.

In May 2005, we entered into an agreement to acquire 100% of Digitel Network Corporation (“Digitel”) and National Business Communications, Inc. (“NBC”). Digitel’s wholly owned subsidiaries are Platinum Benefit Group, Inc., Personal Voice, Inc. and Private Voice, Inc. Digitel, NBC and the subsidiaries (collectively the "Companies") are all based in Clearwater, Florida. The Companies design, develop and market stored value card programs as well as personal voice mail products through their call center operations. In conjunction with their stored value card products, the Companies offer the Platinum Benefit Group premium service that includes vehicle roadside assistance, a prescription discount program, a dental care discount program, a registered nurse hotline and a family legal plan. The Companies also offer personal voice mail services through Personal Voice, Inc. and Private Voice, Inc. Finalization of this transaction is subject to completion of the schedules, exhibits and related contracts to the agreement, board of director approval, negotiation of certain promissory notes and any applicable stockholder approvals. Currently, the purchase price per the terms of the to-be-finalized agreement is $9 million, with $5 million in cash due at closing and two $2 million promissory notes.

COMPETITION. Currently many large financial institutions and funds transfer services are offering stored value cards, which compete directly with Denaris' products. In addition, Denaris competes with major funds transfer services which include Western Union and other similar companies operated by multi-national corporations with resources substantially more significant than those of Denaris.

GOVERNMENT REGULATION. Denaris operations are regulated by individual state money transmitter licensing requirements and we may be required to obtain and maintain licenses to do business in certain states. Denaris also may be subject to certain federal and international anti-money laundering laws.

Many states have licensing laws and other regulatory requirements relating to money transfers. Such licensing laws may require regulatory approval of agents, business forms, customer disclosures and require periodic reports by a licensee, in addition to possible net worth requirements. Many states also require compliance with federal and/or state anti-money laundering laws and regulations.

Denaris’ money transfer programs are subject to regulation by the United States including provisions of the USA Patriot Act of 2001 and other similar federal programs administered by the Treasury Department. These regulations include anti-money laundering laws and regulations relating to foreign money transfers and may prohibit or restrict transactions to or from, or dealings with, specified countries, their governments, or certain of their nationals including individuals and entities designated as narcotics traffickers and terrorists or terrorist organizations. Money transfer companies may be required to develop and implement risk-based anti-money laundering programs, report large cash transactions and suspicious activity, and maintain transaction records.

In addition, money transfer businesses may be subject to some form of regulation in many foreign countries and territories in which such services are offered.

Key Financial Systems and Nova Financial Systems

Key Financial Systems, Inc. and Nova Financial Systems, Inc., are Florida corporations formed in June 1997 and September 1998, respectively. Both companies were formed to design, market and service credit card products aimed at the sub-prime market consisting mainly of consumers who may not qualify for traditional credit card products. Nova processes payments on a single remaining portfolio which provides the Company with “run-off” operations. Key Financial Systems ceased “run-off” operations in the fourth quarter of 2003 with the closing of its only portfolio. As a result, Key Financial Systems operations for the years ended December 31, 2003 and 2002 have been presented as discontinued operations in our financial statements as described more fully in Note 3 to the financial statements in Exhibit 4 accompanying this proxy statement.

At the close of business on March 1, 2002, the Office of the Comptroller of the Currency closed Net First National Bank, the sole issuing bank for the Pay As You Go credit card program, and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Subsequent to the closure, the FDIC informed the Pay As You Go credit card cardholders that their accounts were being closed and any monies due refunded. As a result, Key Financial Systems immediately suspended marketing the Pay As You Go credit card. In May 2002, Key Financial Systems filed a claim with the FDIC for all funds due from Net First National Bank to Key Financial Systems under the credit card program agreement through the date federal banking regulators closed Net First. The total amount of the claim was $4,311,027. As of December 31, 2002, Key Financial Systems and Nova had ceased business operations, however, Nova continues to receive residual payments on approximately 1,600 cards still active in the Merrick Bank portfolio at December 31, 2004, down from approximately 2,000 at December 31, 2003 and 4,000 at December 31, 2002. The Merrick Bank portfolio should continue to see a decline in active accounts in 2005. Effective October 2003, Key Financial Systems and KBank ceased operating the KBank portfolio as only three cards remained active. Key Financial Systems and KBank terminated the Credit Card Program Agreement on March 31, 2004.

Employees of Equitex and its Subsidiaries

Equitex currently employs four full-time employees. Chex employs 11 full-time employees at its corporate office, 8 employees in home offices, and 101 full-time and 25 part-time employees at its casino locations. FastFunds has two employees, and Denaris, Key Financial Systems and Nova currently have no employees other than their officers and directors.

Properties

Our principal executive office is located in Englewood, Colorado. We lease this space, consisting of approximately 1,800 square feet, on a month-to-month basis for $2,500 per month, from a corporation in which our president is the sole stockholder. We believe these terms to be no less favorable than those that could be obtained from a non-affiliated party for similar facilities in the same area.

Effective May 1, 2005, Equitex also leases executive office space from an unaffiliated third party in West Palm Beach, Florida for $1,600 per month. This lease expires on April 30, 2008.

Chex leases approximately 3,300 square feet for its executive office in Minnetonka, Minnesota, which is adequate for its current needs. The current minimum lease payment is approximately $5,900 per month and becomes approximately $6,000 per month April 1, 2005 through March 31, 2006, when it expires. Pursuant to the terms of the lease, Chex is also responsible for its pro-rata share of taxes, operating expenses and improvement costs.

Legal Proceedings

In August 2000, William G. Hays, Jr., liquidating agent for RDM Sports Group, Inc. and related debtors, filed an adversary proceeding against us, Smith Gambrell and Russell, LLP, David J. Harris, P.C. and David J. Harris, in the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division, Adversary Proceeding No. 00-1065. The liquidating agent alleges that we breached our October 29, 1987, consulting agreement with RDM, breached fiduciary duties allegedly owed to RDM, and that we are liable for civil conspiracy and acting in concert with directors of RDM. The liquidating agent is seeking unspecified compensatory and punitive damages, along with attorney’s fees, costs and interest. On April 2, 2001, the court granted our motion to enforce the arbitration clause contained in the consulting agreement. The liquidating agent has not commenced an arbitration proceeding. In connection with the distribution of our assets and liabilities to Equitex 2000, Inc. on August 6, 2001, Equitex 2000 has agreed to indemnify us and assume defense in this matter, as well as certain other legal actions existing at August 6, 2001. In November 2003, Equitex reached a settlement agreement with the liquidating agent pursuant to which Equitex paid sum of $400,000, in exchange for the dismissal of the adversary proceeding and the execution of a mutual release of claims by both parties.

On November 3, 2003, Equitex, along with its then wholly owned subsidiary Chex, executed a Stock Purchase Agreement (the “Stock Purchase Agreement”) with iGames, Inc, and Money Centers of America which contemplated iGames, Inc.’s acquisition of Chex. This Stock Purchase Agreement was terminated on March 12, 2004.

On or about March 15, 2004, iGames, Inc. commenced a lawsuit against Equitex and Chex alleging breach of the Stock Purchase Agreement. This lawsuit was later voluntarily withdrawn by iGames, Inc. However, on March 16, 2004, Chex commenced a lawsuit in Hennepin County, Minnesota against iGames, Inc. demanding repayment of the $2,000,000 principal balance, accrued interest and other fees, plus payment of $1,000,000 as additional interest (as expressly provided under the note) due from iGames, Inc. under a term promissory note delivered by iGames, Inc. in favor of Chex in connection with the Stock Purchase Agreement (the “iGames Note”).

On March 23, 2004, Chex commenced a lawsuit in Delaware state court (New Castle County) against iGames, Inc. seeking payment of the $1,000,000 termination fee expressly provided for under the Stock Purchase Agreement, including related costs.

On March 24, 2004, iGames commenced a lawsuit in United States District Court for the District of Delaware against Equitex and Chex alleging express and implied breaches of the terms of both the Stock Purchase Agreement and the iGames Note, and that both Equitex and Chex had tortuously interfered with iGames’ business relationship with one of its lenders. In sum, iGames sought payment of the $1,000,000 termination fee provided for under the Stock Purchase Agreement, consequential and punitive damages due to our alleged actions and related attorneys fees.

On September 13, 2004, the three existing legal actions summarized above were consolidated in the United States District Court for the District of Delaware and are proceeding in the normal course of litigation.

Effective July 21, 2005, Equitex, together with Chex Services, Inc., the wholly owned operating subsidiary of our majority-owned subsidiary FastFunds Financial Corporation, and Money Centers of America, Inc. (f/k/a iGames Entertainment, Inc.) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) pursuant to which the parties agreed to resolve all pending litigation between them and release all claims related to such litigation. No party to the Settlement Agreement admitted any wrongdoing or liability related to the litigation. The litigation was dismissed with prejudice by the court on July 22, 2005.

Under the Settlement Agreement, Money Centers paid Chex Services $500,000 in September 2005. In addition, Money Centers issued to FastFunds Financial Corporation a contingent warrant to purchase up to 500,000 shares of common stock of Money Centers at a purchase price of $0.50 per share. The warrant is not exercisable until Money Centers shall have achieved $1,000,000 in net income during a fiscal year.

Equitex, Chex Services and FastFunds are parties to an Indemnification Agreement dated April 14, 2004 (the “Indemnification Agreement”), pursuant to which Equitex agreed to indemnify Chex Services and FastFunds from all losses resulting from the litigation that was the subject of the Settlement Agreement. We are currently involved in discussions with both Chex Services and FastFunds about the manner in which we will satisfy our obligations under the Indemnification Agreement that have arisen by virtue of the settlement.

We may also be involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse impact either individually or in the aggregate on our consolidated results of operations, financial position or cash flows.

Contact Us

As a holding company, from time to time we evaluate opportunities for strategic investments or acquisitions that would complement our current services and products, or otherwise offer growth opportunities. Equitex, Inc. maintains its principal office at 7315 East Peakview Avenue, Englewood, Colorado 80111. You can reach us by telephone at (303) 796-8940.

Recent Sales of Unregistered Securities

The following is a summary of recent unregistered issuances of Equitex securities since the year ended December 31, 2004 (other than issuances related to the Merger, which are discussed in detail under Proposal 1).

Private Placement

In a private-placement offering commenced in June 2005, Equitex sold 374,322 units, each unit consisting of two shares of common stock and one three-year warrant to purchase an additional share of common stock at an exercise price of $5.50 per share. The purchase price per unit was $6.00, and resulted in aggregate proceeds of $2,245,992 out of which Equitex paid customary fees and expenses, including fees to brokers and consultants, totaling approximately $177,000. Equitex offered and sold the securities in reliance on an exemption from federal registration under Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. The Company relied on this exemption and rule based on the fact that there were only 21 investors, all of whom were accredited investors and (i) either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (ii) we had obtained subscription agreements from such investors indicating that they were purchasing for investment purposes only. The securities comprising the units were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the private placement contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as permitted by Rule 135c under the Securities Act.

Exchange of Preferred Stock

On July 22, 2005, Equitex filed with the Delaware Secretary of State a Certificate of Designations of Rights and Preferences of the Series K 6% Convertible Preferred Stock, pursuant to which the Company designated a new class of preferred stock, Series K preferred stock, and defined the rights and preferences thereof. The holders of the Series K preferred stock are entitled to receive dividend rights and conversion rights, and a liquidation preference to all junior securities, including the common stock. Except as required by law, the holders of the Series K preferred stock do not have voting rights.

The Company is authorized us to issue up to 3,100 shares of Series K preferred stock, 3,055 shares of which were issued on August 25, 2005 in exchange for all of the Company’s previously outstanding Series G preferred stock and Series I preferred stock. The Series K preferred stock has a stated value of $1,000 per share and its holders are entitled to receive dividends at 6% per annum, payable in cash or common stock at the option of the Company. The Series K preferred stock is convertible, subject to certain limitations, into our common stock at the lesser of (i) $2.75 per share, subject to adjustment as provided in the Certificate, or (ii) 65% of the market price of our common stock for the five trading days prior to conversion; provided that, in the event that, during any 20 consecutive trading days, (a) the closing bid price of our common stock is equal to or greater than $5.50 per share and (b) the average daily trading volume of Equitex common stock is at least $100,000, the amount in clause (ii) above shall be 75% instead of 65%. Under certain circumstances, Equitex may redeem the Series K preferred stock for cash at a redemption price equal to 135% of the stated value plus accrued dividends. Equitex is required to redeem any outstanding Series K preferred stock on June 30, 2009.

Convertible Promissory Notes

On September 15, 2005, Equitex entered into a Purchase Agreement with Pandora Select Partners, L.P. and Whitebox Hedged High Yield Partners, L.P., pursuant to which Equitex borrowed an aggregate of $1,500,000 from such entities. In consideration of the loan, Equitex issued two 10% Secured Convertible Promissory Notes, one in favor of Pandora Select Partners in the principal amount of $900,000 and the other in favor of Whitebox Hedged High Yield Partners in the principal amount of $600,000. The promissory notes are payable with interest only through December 15, 2005, at which time Equitex will be required to pay the remaining principal and interest in equal installments over 21 months. The principal balance on each of the notes, together with accrued interest thereon, is convertible at the option of the payee at a conversion rate of $5.50, subject to certain adjustments. The Company has the option to pay the notes in its common stock at a price per share equal to 85% of the average of the closing bid prices for the 20 consecutive trading days immediately prior to the payment date. Additionally, the Company has the option to convert the remaining balance under the notes upon the occurrence of certain events. In connection with the financing, Equitex issued five-year warrants for the purchase of an aggregate of 125,000 shares of common stock at an exercise price of $6.00 per share to such lenders. The offer and sale of the convertible promissory notes and warrants (including underlying common stock) were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the private placement of securities contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as permitted by Rule 135c under the Securities Act.

Share Exchange

On December 5, 2005, Equitex entered into a Share Exchange Agreement with a stockholder of Hydrogen Power, Aton Select Fund Limited (“Aton”), pursuant to which Equitex issued 700,000 shares of common stock to Aton in exchange for 850,000 shares of HPI common stock held by Aton. Additionally, Equitex agreed to use its best efforts to prepare and file a registration statement with the Securities and Exchange Commission to register the exchange shares within 30 days of the closing of the exchange.  The exchange shares were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the exchange herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as permitted by Rule 135c under the Securities Act.

Plan of Operation

Security Ownership of Certain Beneficial Owners and Management of Equitex, Inc.

Set forth below is certain information regarding the beneficial ownership of Equitex’s common stock held of record or beneficially as of the Record Date, and as adjusted to give effect to the Merger as if such transaction had occurred on such date by (i) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than 5% of Equitex’s capital stock, (ii) each person who has been a director or executive officer of Equitex since January 1, 2005, and (iii) all directors and executive officers as a group. Unless otherwise noted, each beneficial owner’s address is 7315 E. Peakview Avenue, Englewood, CO 80111:
Name and Address of Beneficial Owner	Shares of Common Stock Owned(1)		Shares of Common Stock Underlying Options(1)		Shares of Common Stock Underlying Warrants(1)	Total		Percentage of Common Stock Owned Before Merger	Percentage of Common Stock Owned Following Merger (2)(3)
Henry Fong	159,339	(4)	129,667	(5)	0	289,006	(4)(5)	3.5%	*
Russell L. Casement 1355 S. Colorado Blvd, Ste 320 Denver, CO 80222	24,466	(6)	41,667	(7)	0	66,133	(6)(7)	*	*
Aaron A. Grunfeld 10390 Santa Monica Blvd, 4th Fl Los Angeles, CA 90025	5,450		41,667	(8)	0	47,117	(8)	*	*
Michael S. Casazza 4647 National Western Dr Denver, CO 80216	47,417		20,833	(9)	0	68,250	(9)	*	*
Joseph W. Hovorka	1,779		0		80	1,859		*	*
Thomas Olson	0		35,833	(10)	0	35,833	(10)	*	*
Daniel Bishop (11)	1,021,268		0		46,667	1,067,935		12.7%	3.3%
All officers and directors as a group (five persons)	236,672		269,667		0	506,339		5.9%	1.6%
_______________
* Amount is less than 0.01%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of the record rate are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Assuming the number of shares of Equitex common stock issued and outstanding at the Effective Time of the Merger is 8,340,450, which is the number of shares issued and outstanding on December 14, 2005.

(3)
Assumes the conversion into Equitex common stock of all shares of Series L Preferred Stock and no additional issuances of Equitex common stock until such time all of the Series L Preferred Stock is converted. and assuming the conversion into Equitex common stock of all shares of Series L Preferred Stock.

(4)	Includes shares owned by a corporation of which Mr. Fong is an officer and director and a partnership of which Mr. Fong is a partner.
(5)	Includes 129,667 shares underlying options granted under our 2003 Stock Option Plan.

(6)	Includes 16,000 shares owned by a profit sharing plan of which Mr. Casement is a beneficiary.
(7)	Includes 41,667 shares underlying options granted under our 2003 Stock Option Plan.
(8)	Includes 41,667 shares underlying options granted under our 2003 Stock Option Plan.
(9)	Includes 20,833 shares underlying options granted under our 2003 Stock Option Plan.
(10)	Includes 35,833 shares underlying options granted under our 2003 Stock Option Plan.
(11)	Based on Schedule 13D/A filed with the SEC on October 31, 2003.

Market Price Data

The following prices represent the actual quarterly high and low last sale prices for Equitex common stock are as quoted on the NASDAQ Capital Market under the symbol “EQTX.” On January 25, 2005, we completed a one-for-six share reverse split of our common stock for stockholders of record on January 25, 2005. Accordingly, each of the high and low last sale prices prior to that date has been restated to account for the reverse stock split.

Period	High	Low
Quarter Ended March 31, 2003	$5.40	$2.46
Quarter Ended June 30, 2003	7.20	3.54
Quarter Ended September 30, 2003	6.90	5.52
Quarter Ended December 31, 2003	9.60	5.22

Quarter Ended March 31, 2004	8.52	5.64
Quarter Ended June 30, 2004	6.60	5.22
Quarter Ended September 30, 2004	5.76	3.24
Quarter Ended December 31, 2004	3.81	2.46

Quarter Ended March 31, 2005	4.50	2.88
Quarter Ended June 30, 2005	5.60	3.75
Quarter Ended September 30, 2005	6.68	4.01

There are approximately 3,800 holders of the Company’s common stock, of which approximately 1,600 hold their shares in “street name.” The closing price per share of Equitex common stock, as reported on by the Nasdaq Capital Market on December 14, 2005, was $4.92. The closing price per share of Equitex common stock, as reported on by the Nasdaq Capital Market on September 12, 2005, the last full trading day prior to the execution of the Merger Agreement, was $5.01.

Dividends

On February 8, 2005, we, pursuant to a Warrant Agreement by and between us and Corporate Stock Transfer, as warrant agent, dated February 7, 2005 (the "Warrant Agreement"), distributed as a dividend to our stockholders of record as of February 7, 2005 (the "Record Date") two classes of warrants to purchase Equitex common stock: Common Stock Class A Redeemable Warrants (the "Class A Warrants") and Common Stock Class B Redeemable Warrants (the "Class B Warrants”; collectively with the Class A Warrants, the “Dividend Warrants”). Stockholders as of the Record date received one Class A Warrant and one Class B Warrant for every two shares of common stock held of record on the Record Date, and were sent materials necessary for them to receive certificates representing the Dividend Warrants. In the aggregate, we distributed 3,046,038 Class A Warrants and 3,046,038 Class B Warrants.

Each Class A Warrant gives its holder the right to purchase one share of our common stock at an exercise price of $3.06, until February 7, 2010, upon compliance with and subject to the conditions set forth in the Warrant
Agreement, including the effectiveness of a registration statement under the Securities Act of 1933 (the "1933 Act") filed with the Securities and Exchange Commission covering the common stock issuable upon exercise of such warrants.

Each Class B Warrant gives its holder the right to purchase one share of our common stock at an exercise price of $6.12, until February 7, 2010, upon compliance with and subject to the conditions set forth in the Warrant
Agreement, including the effectiveness of a registration statement under the 1933 Act filed with the Securities and Exchange Commission covering the common stock issuable upon exercise of such warrants. As of the filing of this report, the registration statement had not been filed and declared effective.

The Class A Warrants may be redeemed at our option, at any time when the per-share closing bid price of the common stock exceeds $7.02 for a period of 15 consecutive trading days, and at a redemption price equal to $.0001 per Class A Warrant (subject to a minimum redemption price of $.01 for all Class A Warrants of any particular holder). The Class B Warrants may be redeemed at the option of the Company, at any time when the per-share closing bid price of the common stock exceeds $9.00 for a period of 15 consecutive trading days, on notice as set forth in the Warrant Agreement, and at a redemption price equal to $.0001 per Class B Warrant (subject to a minimum redemption price of $.01 for all Class B Warrants of any particular holder). No class of Dividend Warrants may be redeemed by the Company unless the shares of common stock issuable upon exercise of such class of Dividend Warrants has been registered under the 1933 Act with the Securities and Exchange Commission or are otherwise freely tradable.

Equitex has not declared nor paid cash dividends on our common stock during the previous two fiscal years, nor do we anticipate paying any cash dividends in the foreseeable future. We currently intend to retain any future earnings to fund operations and for the continued development of our business. While a business development company, we made an in-kind distribution of one of our larger investment positions to stockholders. Any further in-kind distribution will be made only when, in the judgment of our Board of Directors, it is in the best interest of our stockholders to do so. It is possible that we may make an in-kind distribution of securities, which have appreciated or depreciated from the time of purchase depending upon the particular distribution. We have not established a policy as to the frequency or size of distributions and indeed there can be no assurance that any future distributions will be made. To date, only one such distribution has been approved by the Board of Directors and was distributed in April 1988.

Securities Authorized for Issuance Under Equity Compensation Plans

We have the following securities authorized for issuance under our equity compensation plans as of December 31, 2004, including options outstanding or available for future issuance under our 1993 Stock Option Plan for Non-Employee Directors, 1999 Stock Option Plan and our 2003 Stock Option Plan.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans not approved by security holders	622,783	$10.56	0
Total	622,783	$10.56	0

Selected Financial Data

The following table contains selected financial data of Equitex for the previous five years. On August 6, 2001, we completed the distribution of all of our assets to Equitex 2000, and Equitex 2000 assumed all of our liabilities. Immediately following this transaction, we completed the acquisitions of Key Financial Systems and Nova Financial Systems, which were recorded as reverse acquisitions. The selected financial data presented for the year ended December 31, 2001 are those of Key Financial Systems and Nova Financial Systems presented on a consolidated basis with those of Equitex for the period from August 6, 2001 through December 31, 2001 as well as those of Chex Services for the month of December 2001. The selected financial data presented for the years ended December 31, 2000, 1999 and 1998, are those of Key Financial Systems and Nova Financial Systems on a combined basis. In the fourth quarter of 2003, Key Financial Systems ceased “run-off” operations and Key Financial Systems operations for all periods presented into a one-line presentation and are included in “Income (loss) from discontinued operations”.

In light of the foregoing, the historical data presented below is not indicative of future results. You should read this information in conjunction with the audited consolidated/combined financial statements of the Company, including the notes to those financial statements, and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations below.

	Nine Months ended September 30		Years Ended
	2005	2004	2004	2003	2002	2001	2000
Revenues	14,126,498	11,438,468	$15,493,991	$18,520,248	$20,641,976	$3,144,479	$4,554,266
Income (loss) from continuing operations	(8,079,483)	(5,165,815)	(7,089,756)	(4,457,327)	(1,390,602)	(1,915,781)	575,937
Income (loss) from discontinued operations, net of income taxes	(6,917)	(8,197)	(9,984)	(75,841)	(2,928,398)	884,412	2,980,783
Net income (loss)	(8,086,400)	(5,174,012)	(7,089,756)	(4,577,225)	(4,319,000)	(1,031,369)	3,556,720
Net income (loss) applicable to common stockholders	(8,511,766)	(5,347,052)	(7,318,796)	(5,156,075)	(4,439,580)	(4,196,369)	3,556,720
Basic and diluted net income (loss) per common share
Continuing operations	(1.31)	(0.95)	(1.36)	(1.04)	(0.40)	(2.35)	0.39
Discontinued operations	*	*	*	(0.02)	(0.77)	0.42	2.01
Net income (loss) per share	(1.31)	(0.95)	(1.36)	(1.06)	(1.17)	(1.93)	2.40
Total assets	23,109,851	24,406,910	25,614,337	26,257,750	27,431,748	35,349,155	7,163,464
Total long-term liabilities	2,425,442	3,047,919	3,044,016	37,243	240,629	232,200	-
Convertible preferred stock	-	2,378,000	2,378,000	2,378,000	4,015,000	4,285,000	-
Cash dividends	-	-	-	-	-	2,000,000	4,225,000
* Amount is less than (0.01) per share

MANAGEMENT’S DISCUSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Results of Operations for the Year Ended December 31, 2004 Compared to December 31, 2003

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the consolidated financial statements and notes thereto for the years ended December 31, 2004, 2003 and 2002. The financial statements presented for the three years ended December 31, 2004 are those of Equitex along with its subsidiaries FastFunds Financial Corporation, Key Financial Systems, Nova Financial Systems and beginning August 16, 2002, Denaris Corporation. In the fourth quarter of 2003, Key Financial Systems ceased “run-off” operations and Key Financial Systems operations for all periods are presented in a one-line presentation and are included in “Loss from discontinued operations”.

In light of the foregoing, the historical data presented below is not indicative of future results. You should read this information in conjunction with the audited consolidated financial statements of the Company, including the notes to those statements (Item 8), and the following “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

(A) LIQUIDITY AND CAPITAL RESOURCES.

For the year ending December 31, 2005, we presently anticipate our liquidity and capital resource needs may not be satisfied from cash flows generated from our operating activities within our FastFunds subsidiary.

In March 2004, we issued $5,000,000 of convertible promissory notes (the “Notes”) to Pandora Select Partners, LP and Whitebox Hedged High Yield Ltd. (the “Lenders”). The Notes carry an interest rate of 7% per annum with a 45-month term. Months one through three required interest only payments and beginning in month four, the principal and interest payments began amortizing over a 42-month period. The Notes are senior to all other debt of both us and Chex. The proceeds were loaned by us to Chex under terms identical to those contained in the Notes. The Notes are collateralized by all of the assets of Chex, our stock ownership in Chex and the promissory note issued by Chex to us.

The Notes are convertible into our common stock at $8.10 per share up to an amount equal to 4.99% of our outstanding common stock. In June 2004, we reduced the conversion price to $6.885 per share. We have the right to make any monthly payment of principal and interest in our registered common stock. The common stock will be issued based on 85% of the average bid price for the 20 trading days prior to the payment due date. The maximum number of shares that can be delivered as payment will equal 10% of the average monthly trading volume for the month prior to the payment due date. We may also issue common shares each month in an amount not to exceed 10% of the prior month’s total share volume up to a value of $100,000 as payment to be applied to the outstanding principal balance.

The Notes contain certain anti-dilution provisions requiring us to pay Lenders the pro-rata number of shares Lenders would receive in any spin-off or dividend from the Registrant as if the remaining principal balance under the Notes were fully converted at $6.885 per share. The dividend shares shall be segregated may be liquidated at the discretion of Lenders. At the end of each quarter, 85% of the proceeds will be applied to the principal balance so long as we are current in our monthly principal and interest payments.

In December 2004, FastFunds closed on the sale of $1,774,064 of unsecured convertible promissory notes (the ”Convertible Notes”) with various investors, in a private placement made under Section 4(2) of, and Regulation D under, the Securities Act of 1933. The Convertible Notes accrue interest at a rate of 9.5% per annum, have a 9-month term, and are convertible at the holder’s option (including any unpaid interest) into shares of FastFunds common stock at a rate of $1.00 per share for a three-year period commencing on the due date. The Convertible Notes may be prepaid at any time, in whole or in part and from time to time, without premium or penalty, so long as at least 50% of the outstanding amount due on the Whitebox Notes discussed above have then been paid. At this time it is uncertain whether FastFunds will prepay the Convertible Notes. In connection with the sale and issuance of the Convertible

Notes, investors also received warrants to purchase an aggregate of 1,774,064 shares of FastFunds common stock at an exercise price of $2.00. FastFunds paid an aggregate of $137,925 to two advisory firms in connection with the transaction, which was recorded as deferred loan costs and are being amortized over the nine-month term of the Convertible Notes. Accordingly, $14,261 is included in general and administrative expense for the year ended December 31, 2004.

For the year ended December 31, 2004, net cash used in operating activities from continuing operations was $3,299,299 compared to $1,397,642 for the year ended December 31, 2003, an increase of $1,901,657. The most significant portion of this change was the increase in the net loss of $2,880,758 during the year ended December 31, 2004.

The increase in the net loss was attributable to the decrease in the gross margin for Chex by approximately $1,448,000 during the year ended December 31, 2004, significantly due to the loss of the five location contracts (discussed in further detail below). Additionally, other operating expenses increased approximately $778,000 due to FastFunds and its newly formed wholly owned subsidiary, FastFunds International, Ltd. start-up operations included in the year ended December 31, 2004. Non-cash adjustments to the current year’s results were approximately $4,500,000, mostly comprised of depreciation and amortization of $1,415,853, non-cash interest expense of $477,702 related to warrants and beneficial conversion features on convertible promissory notes, an increase in the deferred tax asset valuation allowance of $1,380,000, stock-based compensation of $659,302 and provision for loan losses of $528,205 compared to total non-cash adjustments of approximately $1,981,000, mostly comprised of $1,119,446 and $355,000, respectively, for depreciation and amortization and stock-based compensation for the year ended December 31, 2003.

Cash used in investing activities from continuing operations for the year ended December 31, 2004 was $2,469,621 compared to $986,159 for the year ended December 31, 2003. Cash used in 2004 investing activities was primarily attributable to $2,041,773 on notes receivable (of which $2,000,000 was advanced to iGames) and purchases of furniture, fixtures and equipment of $555,082, offset by repayments received on notes receivables, including related parties of $114,055. The 2003 cash used in investing activities was comprised of $1,119,416 of notes receivable, including related parties and purchases of furniture, fixtures and equipment of $422,544, offset by repayments of related party notes receivables of $558,666.

Cash provided by financing activities from continuing operations for the year ended December 31, 2004 was $4,973,427 compared to $1,354,339 for the year ended December 31, 2003. The cash provided for the year ended December 31, 2004, was a result of the Company receiving net proceeds of $3,731,711 from the issuances and payments of various debt instruments, as well as receiving $919,514 upon the sale of 228,050 shares of treasury stock by Chex, proceeds received of $235,827 upon the exercise of options and warrants, and $200,000 received on a stock subscription receivable. Chex also purchased shares for treasury for $113,625. The net proceeds provided by these financing activities of $4,973,427 were primarily utilized to fund the Company’s operations, including operations of FastFunds International.

The significant financing activity from continuing operations for the year ended December 31, 2003, included the Company receiving $1,628,117 from the exercise of warrants and the sale of 37,667 shares of treasury stock by Chex for $352,002. The Company received proceeds of $1,980,000 upon the issuance of notes payable and repaid $3,769,564 of notes payable (related parties and other) and also paid $1,000,000 on its line of credit. During the year ended December 31, 2003, the Company also redeemed 90 shares of its Series I Preferred Stock for $122,776 in cash.

Net cash used in discontinued operations was $37,925 for the year ended December 31, 2004 as compared to $222,122 for the year ended December 31, 2003. The decrease in cash used in discontinued operations is the result of Key ceasing its run-off operations during the fourth quarter of 2003.

For the year ended December 31, 2004, cash decreased by $834,334 compared to a decrease of $1,251,584 for the year ended December 31, 2003. Ending cash at December 31, 2004, was $8,389,686 compared to $9,224,020 at December 31, 2003.

Other sources available to us that we may utilize include the sale of equity securities through private placements of common and/or preferred stock as well as the exercise of stock options and/or warrants, all of which may cause dilution to our stockholders. We may also be able to borrow funds from related and/or third parties.

Contractual obligations for future payments under existing debt and lease commitments at December 31, 2004, were as follows:

Contractual Obligation	Total	Less than one year	1-3 Years	3-5 Years	More than 5 years
Notes payable(1)	$11,681,321	$11,681,321
Convertible promissory notes(2)	1,774,064	1,774,064
Long-term debt(3)	4,558,279	1,352,623	$3,205,656
Operating lease obligations	169,787	85,539	84,248
Total	$18,183,451	$14,893,547	$3,289,904

(1)	Notes are unsecured, mature at various dates through December 2005, are renewable, and are subject to repayment with 90-day notice from noteholder.
(2)
Convertible promissory notes excludes the reduction of $1,588,729 to the carrying value of the notes for the beneficial conversion feature (Note 6) associated with the notes that are included in the Company’s balance sheet as of December 31, 2004.

(3)	Long-term debt excludes discounts on certain notes payable of $368,833 that are included in the Company’s balance sheet as of December 31, 2004.

(B) RESULTS OF OPERATIONS.

Critical Accounting Policies and Estimates

Preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheets and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

We believe that the following are some of the more critical accounting policies that currently affect our financial condition and results of operations:

1) accounts and notes receivable;
2) returned checks;
3) stock-based compensation;
4) litigation;
5) income taxes, deferred taxes;
6) goodwill and other intangible assets; and
7) revenue recognition

Receivables

Accounts Receivable

Accounts receivable arise primarily from fees from credit card and ATM advances provided at casino locations. Concentrations of credit risk related to the fees from credit card and ATM advances are limited to the credit card and ATM processors who remit to the Company our share of fees earned. The Company believes these processors are financially stable and no significant credit risk exists with respect to accounts receivable arising from the fees for ATM and credit card advances. The allowance for doubtful accounts was $65,000 at December 31, 2004. No allowance was considered necessary on these receivables at December 31, 2003.

Notes Receivable

We have made advances to various third parties, as well as officers, affiliates and employees of the Company and its subsidiaries under various loan agreements. The advances made to officers of Chex (“Officer’s Loans”) were made prior to the acquisition of Chex by Equitex in December 2001. The Officer’s Loans have a face value of approximately $1,971,000 as of December 31, 2004, and are collateralized by Equitex common stock, including registered and unregistered shares. The Company’s allowance for doubtful notes receivable is adjusted based on the value of the underlying collateral. Due to the level of risk associated with our common stock, it is reasonably possible that changes in the value of the common stock will occur in the near term and that such changes could materially affect the value of the collateral underlying the notes. After all attempts to collect a note receivable have failed, the note receivable is written-off against the allowance. The allowance for doubtful notes receivable was $1,279,300 and $1,053,300 as of December 31, 2004 and 2003, respectively.

The Company establishes an allowance for losses on other notes receivable through a provision for losses charged to expense. The allowance is an amount management believes will be adequate to cover estimated losses, based on an evaluation of the collectibility of the notes receivable. The allowance for doubtful notes receivable on loans made to other than officers was approximately $646,500 and $410,000 at December 31, 2004 and 2003, respectively.

Returned Checks

We charge operations for potential losses on returned checks in the period such checks are returned, since ultimate collection of these items are uncertain. Recoveries on returned checks are credited in the period when the recovery is received.

In September 2003, Chex cashed checks totaling $606,316 from one customer that were returned for insufficient funds. In March 2004, Chex received a non-interest bearing, promissory note from this customer (see Note 6 to the consolidated financial statements included in Exhibit 4). Based on an imputed interest rate of 12%, a discount of $256,316 was charged to operating expense in 2003. Based on management’s evaluation of the note during the fourth quarter of 2004, an allowance of $236,500 was recorded against this note. We believe the remaining balance of $100,000 is collectible based upon collateral pledged in connection with the note.

Stock-Based Compensation

Statement of Financial Accounting Standard (“SFAS”) No. 123, Accounting for Stock-Based Compensation, defines fair value-based method of accounting for stock-based employee compensation plans and transaction in which an entity issued its equity instruments to acquire goods or services from non-employees, and encourages but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. We have chosen to account for employee stock-based compensation plans using the intrinsic-value method prescribed in Accounting Principles Board Opinion No. 25 (APB No. 25), Accounting form Stock Issued to Employees, and related interpretations. Accordingly, employee compensation cost for stock is measured as the excess, if any, of the estimated fair value of our stock at the date of the grant over the amount an employee must pay to acquire the stock.

In December 2004, the FASB issued SFAS No. 123(R) Share-Based Payment, which addresses the accounting for share-based payment transactions. SFAS No. 123(R) eliminates the ability to account for share-based compensation transactions using APB 25, and generally requires instead that such transactions be accounted for and recognized in the statement of operations based on their fair value. SFAS No. 123(R) will be effective for public companies that do not file as small business issuers as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. Management is evaluating the provisions of this standard. Depending upon the number and terms of options that may be granted in future periods, the implementation of this standard could have a material impact on the Company’s financial position and results of operations.

Litigation

We are currently involved in certain legal proceedings, as described in Note 7 to the December 31, 2004, 2003 and 2002 consolidated financial statements included as Exhibit 4 in this report.

Income Taxes, Deferred Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements, and a deferred income tax liability or asset is recognized for temporary differences between our financial statements and tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

During the quarter ended June 30, 2004 management assessed the realization of its deferred tax assets. Based on this assessment it was determined to be more likely than not that the Company’s deferred tax assets will not be realizable, and the Company determined that a valuation allowance was required. Accordingly, the Company’s valuation allowance was increased by $1,380,000, which resulted in an increase to the provision for income taxes of the same amount.

A valuation allowance has been provided to reduce the deferred tax assets, based on management’s estimate of the assets’ realizability. We increased the valuation allowance by $1,380,000 in 2004, based on these estimates. Realization of the net deferred tax asset is dependent on generating sufficient taxable income prior to expiration of the loss carryforwards. Although realization is not assured, management believes it is more likely than not that the net deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

Accounting for Goodwill and Other Intangible Assets

We have significant intangible assets on our balance sheet that include goodwill and other intangibles related to acquisitions. The valuation and classification of these assets and the assignment of useful amortization lives involves significant judgments and the use of estimates. The testing of these intangibles under established account guidelines for impairment also requires significant use of judgment and assumptions. Our assets are tested and reviewed for impairment on an ongoing basis under the established accounting guidelines. Changes in business conditions could potentially require future adjustments to asset valuations.

Since the adoption of SFAS 142 on January 1, 2002, we no longer amortize goodwill but instead test annually for impairment. If the carrying value of goodwill exceeds its fair value, an impairment loss must be recognized. A present value technique is often the best available technique with which to estimate the fair value of a group of assets. The use of a present value technique requires the use of estimates of future cash flows. These cash flow estimates incorporate assumptions that marketplace participants would use in their estimates of fair value as well as our own assumptions. These cash flow estimates are based on reasonable and supportable assumptions and consider all available evidence. However, there is inherent uncertainty in estimates of future cash flow. As such, different assumptions were used in our calculations and the likelihood of possible outcomes was considered.

We evaluate long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In performing the review of recoverability, we estimate future cash flows expected to result from the use of the asset and its eventual disposition. The estimates of future cash flows, based on reasonable and supportable assumptions and projections, require management’s subjective judgments. The time periods for estimating future cash flows is often lengthy, which increases the sensitivity to assumptions made. Depending on the assumptions and estimates used, the estimated future cash flows projected in the evaluation of long-lived assets can vary within a wide range of outcomes. We consider the likelihood of possible outcomes in determining the best estimate of future cash flows. At December 31, 2004, based on tests performed, management believes no impairment has occurred.

Revenue Recognition

Revenue is recognized from financial services at the time the service is provided. Revenues are derived from check cashing fees, credit and debit card advance fees and ATM surcharge and transaction fees.

In general, check cashing fees are comprised of a fee based upon a percentage of the face amount of total checks cashed, and is recognized on a monthly basis.

Credit and debit card advance fees are comprised of the fee charged to patrons for credit and debit card cash advances and is recognized at the point a transaction is generated by the casino cage for the patron’s transaction or cash is dispensed from an ATM.

ATM surcharge and transaction fees are comprised of upfront patron transaction fees or surcharges assessed at the time the transaction is initiated and a percentage of interchange fees paid by the patron’s issuing bank. These issuing banks share the interchange revenue with the Company. Upfront patron transaction fees are recognized when a transaction is initiated, and interchange revenue is recognized on a monthly basis based on the total transactions occurring during the month.

Results of Continuing Operations

Financial statements for the years ended December 31, 2004, 2003 and 2002 report the Registrant’s Key Financial Systems subsidiary as discontinued operations (see Note 3 to the Company’s consolidated financial statements included as Exhibit 4 to this proxy statement).

Results of Continuing Operations for the Year Ended December 31, 2004 vs. December 31, 2003.

Revenues

Consolidated revenues for the year ended December 31, 2004 were $15,493,991 compared to revenues of $18,516,041 for the year ended December 31, 2003.

Revenue By Subsidiary

	2004	2003
FastFunds Financial Corporation	$15,233,735	$18,100,788
Nova Financial Services	260,256	415,253
	$15,493,991	$18,516,041

Fastfunds Financial Revenues

Revenues for the year ended December 31, 2004 were $15,233,735 compared to revenues of $18,100,788 for the year ended December 31, 2003.

In January 2004, Chex was advised that 5 existing casino locations were terminating the agreements for Chex to provide its services. These locations accounted for $4,089,557 in revenues for the year ended December 31, 2003. Accordingly, Chex experienced a decline in 2004 revenues due to the loss of these contracts and the absence until the third quarter of 2004, of any significant new contracts to replace the revenues lost. In the third quarter, Chex entered into new contracts resulting in approximately $778,000 of revenues for 2004. Management estimates that these new contracts will provide approximately $2,200,000 of revenues during fiscal year 2005.

Chex Services recognizes revenue at the time certain financial services are performed. Revenues are derived from check cashing fees, credit and debit card advance fees, and automated teller machine (“ATM”) surcharge and transaction fees. Chex revenues were comprised of:

		2004			2003
	Number of Transactions	Dollars Handled	Earned Revenues	Number of Transactions	Dollars Handled	Earned Revenues
Personal checks	674,195	$125,011,732	$6,361,227	796,594	$157,086,984	$8,027,449
“Other” checks	261,662	88,555,373	822,140	373,869	149,762,190	1,061,680
Credit cards	219,354	76,272,507	3,544,278	368,922	125,955,019	4,819,287
Debit cards	36.442	11,201,804	174,592	65,141	23,785,520	451,503
ATM	2,008,275	176,176,451	3,807,382	3,620,947	353,699,208	3,178,163
NSF Collection Fees	-	-	413,142	-	-	510,375
Other	-	-	110,974	-	-	52,331
	3,199,928	$477,217,867	$15,233,735	5,225,473	810,288,921	$18,100,788

In July 2004, Chex began to use its own proprietary credit and debit cash advance platform to process cash advance transactions. Chex anticipates that by April 2005 all of its customers will be utilizing the proprietary product. Management expects that this will have the effect of increasing revenues since Chex will receive the full fee as revenue as opposed to being paid only a percentage of the surcharge as commission.

Operating Expenses

Total operating expenses for the year ended December 31, 2004 were $20,210,617 compared to $21,761,944 for the year ended December 31, 2003.

	2004	2003
FastFunds Financial Corporation	$18,044,429	$17,315,563
Nova Financial Services	221,829	332,404
Corporate	1,944,359	4,113,977
	$20,210,617	$21,761,944

FastFunds Financial Expenses

FastFunds’ operating expenses were $17,807,929 for the year ended December 31, 2004 compared to $17,315,563 for the year ended December 31, 2003. Chex expenses were comprised as follows:

	2004	2003
Fees to casinos	$5,312,522	$6,300,400
Salaries and related costs	5,267,433	5,929,429
Returned checks, net of collections	623,871	495,500
General operating expenses	5,432,154	3,496,468
Depreciation and amortization	1,408,449	1,093,766
	$18,044,429	$17,315,563

Fees to casinos are comprised of compensation paid to the casino pursuant to the terms of each financial services agreement that the company has entered into with the respective establishment. At locations where Chex provides check-cashing services, Chex pays the location operator a commission based upon the monthly amount of checks cashed or a fixed percentage of the net income from operations at that location. Chex passes on an agreed upon percentage of the surcharge commissions to the locations where ATM’s are utilized. At the locations at which Chex uses third party vendors to provide credit/debit card advance services, it pays the operator a commission for each completed transaction. For the locations where Chex’s proprietary product is used, Chex pays a fee to the casino based on the fees it receives from processing the transaction. For these transactions, Chex also has a cost of processing the transaction. Chex began installing their proprietary product in July 2004. As Chex continues to expand its proprietary product processing costs will increase, as Chex must now process the transaction. The terminated locations accounting for approximately $1,900,000 of fees to casinos for the year ended December 31, 2003.

Chex employs personnel at the locations where it provides check cashing services as well as corporate staff to support its operations. For the year ended December 31, 2004, location salaries and related costs were $3,098,663, while corporate salaries and related costs were $2,168,770. For the year ended December 31, 2003, location salaries and related costs were $4,102,398 and corporate salaries and related costs were $1,825,031. Due to the terminated locations, Chex had reduced staff needs during 2004. Location salaries decreased by approximately $1,003,000 for the year ended December 31, 2004 compared to December 31, 2003. The decline was directly related to the decline in revenues, predominantly caused by the five terminated locations. FastFunds corporate salaries increased by approximately $343,000 for the year ended December 31, 2004 compared to 2003 as a result of FastFunds hiring a Chief Executive Officer, as well as the corporate staffing of FastFunds International, Inc.’s London office. The expenses included in the 2004 results for the above items were approximately $89,000 and $167,000, respectively.

Chex generally records a returned check expense for potential losses in the period such checks are returned. In September 2003, checks totaling $606,316 from one customer were cashed by Chex and were returned for insufficient funds. In March 2004, the company received a non-interest bearing promissory note from this customer. Based on an imputed interest rate of 12%, a discount of $256,316 was applied to this note which was charged to operating expense during the fourth quarter of 2003. Chex believes the remaining balance of $336,500 is collectible, based on collateral pledged in connection with the note.

For the year ended December 31, 2004, FastFunds’ general operating expenses increased by approximately $1,936,000. The increase was primarily attributable to increases in the following:

Professional services	$704,000
Processing fees	628,000
Travel and entertainment	177,000
Valuation of note receivable	383,800
Indemnification fee	100,000
Stock-based compensation	252,000
Impairment of note receivable	236,500
$2,381,300

Accounting, legal and consulting expenses increased by approximately $704,000 during the year ended December 31, 2004 compared to the year ended December 31, 2003. Accounting fees increased by approximately $124,000 as additional expenses were incurred in 2004 compared to 2003 as a result of the Merger, upon which FastFunds became a public reporting company. Legal fees increased by approximately $248,000 for the year ended December 31, 2004 primarily as a result of costs related to the Merger, compliance costs of being a public reporting company, as well as legal costs associated with lawsuits. Consulting fees were approximately $335,000 for the year ended December 31, 2004. FastFunds International hired marketing and sales consultants to assist the Company in entering the store-valued card international market in the gaming and retail industries. In addition, we have consulting agreements with a financial advisor and individuals who provide SEC consulting services to the Company.

Processing fees increased due to the installation at locations of Chex’s proprietary credit and debit cash advance platform which is used to process cash advance transactions. The software allows Chex to record the entire fee as revenue and a corresponding processing fee, as compared to previously recording a percentage of the revenue as commission.

Travel and entertainment increased by approximately $177,000 for the year ended December 31, 2004 compared to December 31, 2003 as a result of the increased costs of travel associated with employees of FastFunds and FastFunds International, and consultants.

For the year ended December 31, 2004 the valuation allowance on the note receivable from the estate of a deceased Chex officer was increased by $226,000 compared to a decrease of the allowance of $157,800 for the year ended December 31, 2003. Shares of Equitex common stock collateralize the note and the allowance is adjusted accordingly based on the value of the underlying collateral.

The stock-based compensation expense of $252,000 recorded in 2004 was a result of Equitex distributing to Chex employees 280,000 of the 800,000 warrants to purchase Company common stock at $0.10 per share it had received in the Merger. The warrants were determined to have a fair value of $1.00 on the distribution date.

Based on management’s evaluation of the note receivable from a customer during the fourth quarter of 2004, an allowance of $236,500 was recorded.

Depreciation and amortization increased $314,683 in 2004 compared to 2003 primarily as a result of increased depreciation as a result of additional fixed assets, as well as the amortization of deferred loan costs.

Nova Financial Systems Expenses

Nova Financial Systems’ operating expenses were $221,829 and $332,404 for the years ended December 31, 2004 and 2003, respectively. The 2004 expenses were comprised of third party servicing fees of $151,137 and other operating expenses of $70,692, compared to the 2003 expenses of $242,431 for third party servicing fees and $89,973 for other operating expenses. The decrease in the third party servicing fees for the 2004 period compared to the 2003 period is a direct result of the reduced credit card revenue in the respective periods based on attrition of the number of cardholders to approximately 1,600 in 2004 from 2,000 in 2003.

Corporate Expenses

Corporate activity expenses include those of Equitex and Denaris. Total corporate activity expenses for 2004 were $1,852,742 compared to $4,113,977 for 2003, and were comprised as follows:

	2004	2003
Employee costs	$441,476	$1,976,774
Other	1,029,546	1,372,203
Stock-based compensation	381,720	355,000
Impairment of notes receivable	--	410,000
	$1,852,742	$4,113,977

Employee costs for the year ended December 31, 2003 includes approximately $1,400,000 of expense under a bonus agreement with our president.

Other expenses include professional fees of $422,316 and $434,422, consulting services of $117,630 and $369,376 and general operating costs of $276,766 and $216,037 for the years ended December 31, 2004 and 2003, respectively. Additionally, other expenses for the years ended December 31, 2004 and 2003 include $212,834 and $352,368, respectively, of expenses related to professional fees and associated costs with preparing Chex for an initial public offering.

Stock-based compensation represents non-cash expenses related to issuances of common stock and warrants to third party consultants for services.

Impairment of notes receivable for the year ended December 31, 2003 include an allowance of $250,000 on a note receivable from Paymaster Jamaica and an allowance of $160,000 on notes receivable from Equitex 2000 (see Note 5 to the consolidated audited financial statements attached to this report).

Other Income And Expenses

For the year ended December 31, 2004, other expenses were $1,682,094 compared to $1,217,481 for the year ended December 31, 2003. Interest expense for the year ended December 31, 2004 increased to $1,937,108 from $1,339,935 for the year ended December 31, 2003. The primary reason for the increase of $597,173 was interest expense of approximately $245,000 related to $5,000,000 Whitebox note and approximately $373,200 expenses related to the beneficial conversion features on convertible promissory notes. Interest income increased by approximately $132,000 primarily due to interest income of $96,000 recorded on the $2.0 million iGames Note.

Discontinued Operations

The net loss from discontinued operations was $9,984 for the year ended December 31, 2004 compared to $75,841 for the year ended December 31, 2003.

Results of operations for the year ended December 31, 2003 vs. December 31, 2002

Revenues

Consolidated revenues for the year ended December 31, 2003 were $18,516,041 compared to revenues of $20,461,976 for the year ended December 31, 2002.

Revenue By Subsidiary

	2003	2002
Chex Services, Inc.	$18,100,788	$19,580,399
Nova Financial Systems	415,253	881,577
	$18,516,041	$20,461,976

Chex Revenue

Chex recognizes revenue at the time certain financial services are performed. Revenues are derived from check cashing fees, credit and debit card advance fees, and automated teller machine (“ATM”) surcharge and transaction fees. Chex revenues were comprised of:

		2003			2002
	Number of Transactions	Dollars Handled	Earned Revenues	Number of Transactions	Dollars Handled	Earned Revenues
Personal checks	796,594	$157,086,984	$8,027,449	1,334,375	$167,831,673	$8,782,513
“Other” checks	373,869	147,762,190	1,061,680	(1)	154,146,088	1,178,106
Credit cards	368,922	125,955,019	4,819,287	418,947	149,367,510	5,210,635
Debit cards	65,141	23,785,520	451,503	62,316	25,092,053	279,589
ATM	3,620,947	353,699,208	3,178,163	3,385,536	332,525,867	3,453,572
NSF Collection Fees	-	-	510,375	-	-	465,820
Other	-	-	52,331	-	-	210,164
	5,225,473	810,288,921	$18,100,788	5,201,174	$828,963,191	$19,580,399

(1)	For the year ended December 31, 2002, “other” checks, number of transactions are included with the personal checks.

Revenues decreased by approximately $1,480,000 for the year ended December 31, 2003 compared to the year ended December 31, 2002. The reason for the decline in revenues was attributable to contracts that expired during 2002 and 2003 that were not renewed that accounted for approximately $3,960,000 of 2002 revenues. This decline was partially offset by new contracts received by Chex during 2002 and 2003 that accounted for approximately $2,391,000 in revenues in 2003 compared to approximately $1,200,000 in revenues in 2002, representing an increase of $1,191,000 for the year ended December 31, 2003. Additionally, revenues from contracts that were in force for two full years ended December 31, 2003 increased by approximately $1,200,000 for the year ended December 31, 2003 compared to December 31, 2002.

In January 2004, Chex was advised that 5 existing casino locations were terminating the agreements for Chex to provide its services. These locations accounted for $4,089,557 and $3,486,707 in revenues for the years ended December 31, 2003 and 2002, respectively.

Operating Expenses

Total operating expenses for the year ended December 31, 2003 were $21,761,944 compared to $20,326,745 for the year ended December 31, 2002.

	2003	2002
Chex Services, Inc.	$17,315,563	$17,327,542
Nova Financial Systems	332,404	479,039
Corporate	4,113,977	2,520,164
	$21,761,944	$20,326,745

Chex Expenses

Chex’s operating expenses were $16,980,688 for the year ended December 31, 2003 compared to $17,327,542 for the year ended December 31, 2002. Chex expenses were comprised as follows:

	2003	2002
Fees to casinos	$6,300,400	$6,189,730
Salaries and related costs	5,929,429	5,924,974
Returned checks, net of collections	495,500	634,531
General operating expenses	3,496,468	3,426,754
Depreciation and amortization	1,093,766	1,151,553
	$17,315,563	$17,327,542

Chex pays a fee to casinos as compensation pursuant to the terms of each financial services agreement that the company has entered into with the respective establishment. At locations where Chex provides check cashing services, Chex pays the location operator a commission based upon the monthly amount of checks cashed. Chex passes on an agreed upon percentage of the surcharge commissions to the locations where ATM’s are utilized. At all of the locations at which Chex provides credit/debit card advance services, it pays the operator a commission for each completed transaction.

Chex employs personnel at the locations where it provides check cashing services as well as corporate staff to support its operations. For the year ended December 31, 2003, location salaries and related costs were $4,102,398 and corporate salaries and related costs were $1,825,031. For the year ended December 31, 2002, location salaries and related costs were $4,543,489 and corporate salaries and related costs were $1,381,485.

Chex generally records a returned check expense for potential losses in the period such checks are returned.

Nova Financial Systems Expenses

Nova Financial Systems’ operating expenses were $332,404 and $479,039 for the years ended December 31, 2003 and 2002, respectively. The 2003 expenses were comprised of third party servicing fees of $242,431 and other operating expenses of $89,973, compared to the 2002 expenses of $403,496 for third party servicing fees and $75,546 for other operating expenses. The decrease in the third party servicing fees for the 2003 period compared to the 2002 period is a direct result of the reduced credit card revenue in the respective periods.

Corporate Expenses

Corporate activity expenses include those of Equitex and Denaris for 2003 and Equitex in 2003 with Denaris beginning August 6, 2002. Total corporate activity expenses for 2003 were $4,113,977 compared to $2,520,164 for 2002, and were comprised as follows:

	2003	2002
Employee costs	$1,372,203	$891,261
Other	1,655,039	1,209,600
Stock-based compensation	355,000	419,303
Impairment of notes receivable	410,000	-
	$4,113,977	$2,520,164

Employee costs for the year ended December 31, 2003 includes approximately $1,400,000 of expense under a bonus agreement with our president.

Other expenses for the year ended December 31, 2003 include the write-off of $352,368 of expenses related to previously incurred professional fees and associated costs with preparing Chex for an initial public offering. Other expenses include professional fees of $434,422, consulting services of $369,376 and general operating costs of $216,037.

Other operating expenses for the year ended December 31, 2002 include professional fees of $368,326, charges related to a late registration filing regarding the Series I Convertible Preferred Stock of $263,600 and general operating costs of $577,674.

Stock-based compensation represents non-cash expenses related to issuances of common stock and warrants to third party consultants for services.

Impairment of notes receivable for the year ended December 31, 2003 include an allowance of $250,000 on a note receivable from Paymaster Jamaica and an allowance of $160,000 on notes receivable from Equitex 2000 (see Note 6 to the condensed/combined audited financial statements attached to this report).

Other Income And Expenses

For the year ended December 31, 2003, other expenses were $1,217,481 compared to $1,470,831 for the year ended December 31, 2002. For the year ended December 31, 2003, other expenses were $1,217,481 compared to $1,470,831 for the year ended December 31, 2002. Interest expense decreased to $1,339,935 for the year ended December 31, 2003, from $1,595,231 for the year ended December 31, 2002. The primary reason for the decrease was the lower balances in 2003 compared to 2002 of notes payable.

Discontinued Operations

The net loss from discontinued operations was $75,841 for the year ended December 31, 2003 compared to $2,928,400 for the year ended December 31, 2002.

	2003	2002
Revenues	$36,644	$3,474,273
Operating expenses	(106,038)	(4,474,588)
Impairment of FDIC receivable	-	(2,151,207)
Interest expense	(6,447)	(16,878)
Other income	-	240,000
Net loss	$(75,841)	$(2,928,400)

Recently Issued Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123(R) Share-Based Payment, which addresses the accounting for share-based payment transactions. SFAS No. 123(R) eliminates the ability to account for share-based payment transactions using APB 25, and generally requires instead that such transactions be accounted for and recognized in the statement of operations based on their fair value. SFAS No. 123(R) will be effective for public companies that do not file as small business issuers as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. Management is evaluating the provisions of this standard. Depending upon the number and terms of options that may be granted in future periods, the implementation of this standard could have a material impact on the Company’s financial position and results of operations.

In December 2003, the FASB issued Interpretation No. 46R (“FIN 46R), a revision to SFAS Interpretation No. 46 (“FIN 46”), CONSOLIDATION OF VARIABLE INTEREST ENTITIES. FIN 46R clarifies some of the provisions of FIN 46 and exempts certain entities from its requirements. FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or is entitled to receive a majority of the entity’s residual returns or both. FIN 46R also requires disclosures about variable interest entities that a company is not required to consolidate but in which it has a significant variable interest. FIN 46R became effective for variable interest entities or potential variable interest entities for periods ending after December 15, 2003, and became effective for all other types of entities by the beginning of the first annual reporting period beginning after March 15, 2004. The adoption of FIN 46R did not have an impact on the Company’s financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY, which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). Mandatorily redeemable instruments (i.e., instruments issued in the form of shares that unconditionally obligate the issuer to redeem the shares for cash or by transferring other assets) are to be reported as liabilities by their issuers. This statement does not affect the classification or measurement of convertible bonds, puttable stock, or other outstanding shares that are conditionally redeemable. The provisions of SFAS No. 150 are generally effective for all financial instruments entered into or modified after May 31, 2003, except for those provisions relating to mandatorily redeemable non-controlling interests, which have been deferred. The adoption of SFAS No. 150 did not have a material impact on the financial position or results of operations of the Company. If the deferred provisions of SFAS No. 150 are finalized in their current form, management does not expect adoption to have a material effect on the financial positions or results of operations of the Company.

Results of Operations for the Nine Months Ended September 30, 2005 Compared to September 30, 2004

Revenues

Consolidated revenues from continuing operations for the nine months ended September 30, 2005, were $14,126,498 compared to consolidated revenues of $11,438,468 for the nine months ended September 30, 2004. The increase in the nine month period was primarily due to revenues from new casino locations of approximately $2,496,000 for the nine months ended September 30, 2005 that were opened in the third and fourth quarters of 2004, and accordingly, the Company had no revenues from these properties for the nine months ended September 30, 2004. Additional increases in revenues of approximately $300,000 and $1,212,000 for the nine months ended September 30, 2005 were the result of additional placement of product and the new proprietary cash advance platforms used to process cash advance transactions. This software was installed beginning in July 2004.

Fee Revenue

Chex recognizes revenue at the time certain financial services are performed. Revenues are derived from check cashing fees, credit and debit card advance fees, automated teller machine (“ATM”) surcharge and transaction fees, and NSF collection fees. Chex revenues for the nine months ended September 30, 2005 and 2004 were comprised of the following:

		2005			2004
	Number of Transactions	Dollars Handled	Earned Revenues	Number of Transactions	Dollars Handled	Earned Revenues
Personal checks	512,854	$98,531,382	4,850,552	509,790	94,105,653	4,835,509
“Other” checks	210,851	70,315,413	706,550	195,528	65,425,654	631,955
Credit cards	187,171	67,538,081	4,059,690	166,424	57,751,186	2,488,018
Debit cards	35,115	10,875,955	283,821	26,598	8,159,289	117,754
ATM	1,991,761	182,036,559	3,698,890	1,458,393	126,422,619	2,742,180
NSF Collection Fees			269,235			323,183
Other			98,187			91,448
	2,937,752	429,297,390	13,966,925	2,356,733	351,864,401	11,230,047

Chex cashes personal checks at its cash access locations for fees based upon a percentage of the face amount of the check cashed per each casino contract. Chex also cashes “other” checks, comprised of tax and insurance refunds, casino employee payroll checks and casino jackpot winnings.

Chex credit/debit card cash advance services allow patrons to use their VISA, MasterCard, Discover and American Express cards to obtain cash. In July 2004, Chex began using its own proprietary credit and debit cash advance platform to process cash advance transactions. Accordingly, for the nine months ended September 30, 2005, Chex recorded additional revenues of approximately $1,056,000 compared to the nine months ended September 30, 2004 due to the new software. During the nine months ended September 30, 2004, third party vendors, at their expense, supplied, installed and maintained the equipment to operate the cash advance system. Under vendor agreements, the vendor charges each customer a services fee based upon the cash advance amount and paid a portion of such service fee to Chex.

ATM surcharge and transaction fees are comprised of upfront patron transaction fees or surcharges assessed at the time the transaction is initiated and a percentage of interchange fees paid by the patron’s issuing bank. These issuing banks share the interchange revenue with the Company. Upfront patron transaction fees are recognized when a transaction is initiated, and interchange revenue is recognized on a monthly basis based on the total transactions occurring during the month.

Chex utilizes its own in-house collections department to pursue collection of returned checks, and generally charges an insufficient-funds fee when it ultimately collects the check.

Credit Card Income

Credit card income was $159,573 for the nine months ended September 30, 2005 compared to $208,421 for the nine months ended September 30, 2004. The decrease was due to the attrition of customers.

Operating Expenses

Total operating expenses for the nine months ended September 30, 2005, was $19,118,294 compared to $14,248,492 for the nine months ended September 30, 2004.

Location Expenses

Chex location expenses were $10,308,587 and $8,223,569 for the nine months ended September 30, 2005 and 2004, respectively. The location expenses are comprised as follows:

	Nine months ended September 30,
	2005	2004
Fees to casinos	$4,855,390	$3,890,170
Salaries and related costs	2,361,750	2,324,903
Returned checks, net of collections	417,880	479,832
Processing fees	1,542,162	486,681
Selling, general and administrative	1,013,300	940,350
Depreciation and amortization	118,105	101,633
	$10,308,587	$8,223,569

Fees to casinos are comprised of compensation paid to the casino pursuant to the terms of each financial services agreement that the Company has entered into with the respective establishment. At locations where Chex provides check-cashing services, Chex pays the location operator a commission based upon the monthly dollar amount of checks cashed or a fixed percentage of the net income from operations at that location. Chex passes on an agreed upon percentage of the surcharge commissions to the locations where ATM’s are utilized. At the locations at which Chex uses third party vendors to provide credit/debit card advance services, it pays the operator a commission for each completed transaction. For the locations where Chex’s proprietary product is used, Chex pays a fee to the casino based on the fees it receives from processing the transaction. For these transactions, Chex also has a cost of processing the transaction. Chex began installing their proprietary product in July 2004 and accordingly, there was a significant increase in processing costs for the nine months ended September 30, 2005 compared to September 30, 2004.

Returned checks, net of collections expense decreased by $61,952 to $417,880 for the nine months ended September 30, 2005. The primary reason for the decrease was the result of the Company collecting a higher amount of checks that were originally returned for non-sufficient funds.

Chex generally records a returned check expense for potential losses in the period such checks are returned.

Selling, general and administrative expenses for locations include bank charges, depreciation, communications, insurance licensing, collections, and travel and entertainment. For the nine months ended September 30, 2005 and 2004, these expenses were comparable.

Location Support Expenses

Location support expenses were $4,823,830 and $4,382,605 for the nine months ended September 30, 2005 and 2004. The expenses were comprised of the following:

	Nine months ended September 30,
	2005	2004
Salaries and benefits	$1,478,318	$1,540,376
Accounting, legal and consulting	652,902	451,871
Stock based compensation	9,500	252,000
Travel and entertainment	276,664	229,656
Advertising	136,981	110,419
Allocated expenses from Equitex (1)		91,000
Depreciation and amortization	1,015,819	820,855
Provision (recovery) of losses	(89,159)	226,000
Other	1,342,805	660,428
	$4,823,830	$4,382,605

(1)
Prior to July 1, 2004, Equitex was incurring certain general and administrative expenses on behalf of Chex that were allocated by Equitex to Chex. Beginning July 1, 2004, Chex and FastFunds began incurring these expenses on their own behalf, and accordingly, there is no longer an allocation from Equitex. The expense eliminates in the consolidation of FFFC and Equitex, and accordingly, Equitex has reduced their selling, general and administrative expense by $91,000 for the nine months ended September 30, 2004.

Corporate operating expenses include Chex’s Minneapolis administrative office, which supports the 55 operating locations and also includes for the nine months ended September 30, 2005, those expenses associated with FFI’s London and Chicago offices. As of June 30, 2005, the London and Chicago offices have been closed and the Company will incur no further expenses related to these locations.

Salaries and related costs decreased for the nine months ended September 30, 2005 compared to the nine months ended September 30, 2004 period primarily as a result of the elimination of the corporate staffing of FFI’s London office.

Accounting, legal and consulting expenses increased for the nine months ended September 30, 2005 compared to the nine months ended September 30, 2004. The increase for the nine months ended September 30, 2005 was primarily as a result of an increase in consulting fees of approximately $186,000. FFI hired marketing and sales consultants to assist the Company in entering the stored-value card international market in the gaming and retail industries. As a result of no revenues being generated to offset these operating costs in June 2005, the Company terminated certain sales and marketing consulting and advisory agreements that previously required the Company to pay approximately $36,000 per month. In addition, FFFC has entered into various consulting agreements with a financial advisor and individuals who provide various consulting services to the Company. These continuing agreements require the Company to pay approximately $15,000 per month.

The stock based compensation expense of $9,500 for the nine months ended September 30, 2005 was a result of FFFC issuing 20,000 options to purchase FFFC common stock at $1.10 per share to an officer of FFFC for services. The stock-based compensation expense of $252,000 for the nine months ended September 30, 2004 was a result of Equitex distributing to Chex employees 280,000 of the 800,000 warrants to purchase FFFC common stock at $0.10 per share it received in the Merger. The warrants were determined to have a fair value of $1.00 on the distribution date.

Travel and entertainment increased for the nine months ended September 30, 2005 compared to the nine months ended September 30, 2004 primarily as a result of the increased costs of travel associated with employees of FastFunds, FFI and consultants during the first six months of 2005.

Prior to July 1, 2004 Equitex was incurring certain general and administrative expenses on behalf of Chex that were allocated by Equitex to Chex. Beginning July 1, 2004, Chex and FastFunds began incurring these expenses on their own behalf, and accordingly, there is no longer an allocation from Equitex.

Depreciation and amortization increased for the nine months ended September 30, 2005 compared to the nine months ended September 30, 2004 primarily as a result of increased depreciation as a result of additional fixed assets, as well as the amortization of deferred loan costs.

The valuation allowance on the note receivable from the estate of a deceased officer was decreased by $90,000 for the nine months ended September 30, 2005 compared to an increase of $226,000 for the nine months ended September 30, 2004. Shares of Equitex common stock collateralized the note and the allowance was adjusted accordingly based on the value of the underlying collateral. This note was repaid during the nine months ended September 30, 2005.

Other costs included in corporate operating expenses increased for the nine months ended September 30, 2005 compared to the nine months ended September 30, 2004. The increase for the nine months ended September 30, 2005 was caused by the loss on disposal of approximately $296,000 of hardware and software assets. Additional expenses were incurred related to a contract buyout of approximately $220,000 and director’s compensation of $125,000. Additional increases for the nine months ended September 30, 2005 were related costs of $108,000 incurred in connection with the closure of the Company’s London and Chicago offices and directors and officers insurance of approximately $80,000.

Corporate Selling, General And Administrative

Corporate expenses include those of Equitex, Denaris and Nova. Total corporate activity expenses for the nine months ended September 30, 2005 and 2004 were comprised as follows:

	Nine months ended September 30,
	2005	2004
Employee costs	1,048,154	335,886
Accounting and legal	661,638	270,676
Impairment of notes receivable	1,901,911
Stock based compensation		374,750
Other	374,174	661,006
	$3,985,877	$1,642,318

Employee costs for the nine months ended September 30, 2005 increased by $712,268 from the nine months ended September 30, 2004. The 2005 period includes $696,073 of officer’s bonus, which were not incurred in 2004. Accounting and legal expenses increased by $390,962 for the nine months ended September 30, 2005 compared to September 30, 2004. The increase was primarily attributable to legal expenses associated with the lawsuit against iGames, as well as defending claims made against the Company by iGames. The lawsuits have been settled and the Company anticipates no further expenses associated with the settlement.

During the nine months ended September 30, 2005, the Company recorded an impairment on the iGames note receivable of $1,596,111 and increased the valuation allowance related to notes receivable from Equitex 2000, Inc. by $305,000.

Other expenses for the nine months ended September 30, 2005 and 2004 include the general operating costs of Equitex, Denaris and Nova. For the nine months ended September 30, 2005, Nova general operating expenses decreased compared to the nine months ended September 30, 2004. The majority of the decrease in other expenses for the nine months ended September 30, 2005 relate to $212,834 of costs associated with various merger and acquisition costs incurred in 2004.

Other Income (Expense):

Consolidated other expenses for the nine months ended September 30, 2005 was $3,063,687 compared to $1,195,140 for the nine months ended September 30, 2004. Interest expense increased by $1,684,213 for the nine months ended September 30, 2005 compared to September 30, 2004. The increase was primarily attributable to the increase in non-cash interest expense of approximately $1,592,000 recorded due to the amortization of the beneficial conversion features on convertible promissory notes and warrants. Interest income decreased by $184,334 for the nine months ended September 30, 2005 compared to September 30, 2004. The most significant portion of the decrease was $50,000 and $96,111 of interest income recorded on the iGames $2.0 million note in the nine months ended September 30, 2004, for which the Company stopped accruing interest in June 2004.

Discontinued Operations

Discontinued operations represent the operations of Key, which ceased during the fourth quarter of 2003. The loss from discontinued operations was $6,917 for the nine months ended September 30, 2005, compared to $8,197 for the nine months ended September 30, 2004, respectively.

Income Tax Expense

During the quarter ended September 30, 2004, management assessed the realization of its deferred tax assets. Based on this assessment, it was determined to be more likely than not that the Company’s deferred tax assets would not be realizable and determined that a valuation allowance was required. Accordingly, the Company’s valuation allowance was increased by $1,380,000 to fully reserve for its net deferred tax assets, which resulted in an increase to the provision for income taxes of the same amount. State income taxes were accrued for the nine months ended September 30, 2005 of $24,000 and $6,000 was accrued for the nine months ended September 30, 2004.

Contractual Obligations

In September 2005, the Company closed on $1,500,000 of convertible promissory notes (the “Notes”) with two financial lenders (the “Lenders”). The Notes carry a stated interest rate of 10% per annum and have a 24-month term. Interest only payments are due October 2005 through December 2005. Beginning in January 2006 principal and interest payments will amortize over the remaining 21-month period. The Company borrowed $5 million from the same Lenders in March 2004.

In September 2005, the Company issued $454,000 and $200,000 of promissory notes to a related party and third parties, respectively. The third party promissory notes carry a stated interest rate of 6% per annum and have a 120-day term. The related party promissory notes were originally 90-day notes issued by the Company with stated interest rates of 22% to 24% per annum. The Company issued a promissory note that assigned these notes to a corporation that is owned by a director of the Company. The assigned note is due in December 2005 and has a stated interest rate of 10%.

Recently Issued Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), Share-Based Payment, which addresses the accounting for share-based compensation transactions. SFAS No. 123(R) eliminates the ability to account for share-based compensation transactions using APB 25, and generally requires instead that such transactions be accounted and recognized in the statement of operations based on their fair value. SFAS No. 123(R) will be effective for the Company beginning with the first quarter of 2006. Management is currently evaluating the provisions of this standard. Depending on the number and terms of options that may be granted in future periods, the implementation of this standard could have a material impact on the Company’s financial position and results of operations.

Quantitative and Qualitative Disclosures about Market Risk

Market risk is the potential loss arising from adverse changes in market rates and prices, such as interest rates and a decline in the stock market. The Company does not enter into derivatives or other financial instruments for trading or speculative purposes. The Company has limited exposure to market risks related to changes in interest rates. The Company does not currently invest in equity instruments of public or private companies for business or strategic purposes.

The principal risks of loss arising from adverse changes in market rates and prices to which the Company and its subsidiaries are exposed relate to interest rates on debt. The Company has both fixed and variable rate debt. Chex has $17,904,731 (before certain discounts on notes) of debt outstanding as of December 31, 2004, of which $11,402,602 has been borrowed at fixed rates ranging from 9% to 15%. This fixed rate debt is subject to renewal quarterly or annually and is payable upon demand with 90 days written notice by the debt holder. Additionally, $4,358,279, $1,774,064, and $200,000 of the total debt at December 31, 2004 have fixed rates of 7%, 9.5% and 5%, respectively. Chex also has $169,786 of obligations under capital leases with fixed rates ranging from 6.5% to 7% at December 31, 2004.

As most of the Company’s average outstanding indebtedness is renewed annually and carries a fixed rate of interest, a change in interest rates is not expected to have a material impact on the consolidated financial position, results of operations or cash flows of the Company during the year ending December 31, 2005.

Information About Hydrogen Power, Inc.

Hydrogen Power, Inc. (or “HPI”) is a Seattle-based company, organized under the laws of the State of Delaware in December 2003, which has sub-licensed a patented technology developed at the University of British Columbia for producing hydrogen gas in a process called “Hydrogen Now™.” The Hydrogen Now patented system creates pure hydrogen from the reaction of aluminum and water by a water-split reaction. Hydrogen Now can be used to generate hydrogen on-site and on-demand without electricity, thus offering the potential to overcome significant transportation and storage problems. The Hydrogen Now process has the potential to supply hydrogen at customized rates and pressures.

Aluminum is the third most abundant element (after oxygen and silicon) in the earth’s crust and water is widely available. In addition, waste or scrap aluminum may be used in the reaction process and the by-products can be recycled.

Hydrogen Power Inc. has been established to commercialize patented technology for a new method of producing hydrogen through an aluminum-assisted water split reaction process called Hydrogen Just in TimeTM and Hydrogen NowTM. Consumers do not have convenient access to hydrogen as they have with gasoline, electricity, or natural gas. Hydrogen in its gaseous form is a difficult element to transport or store. If hydrogen is produced from the electrolysis of water or the reforming of fossil fuels, these transportation and storage problems becomes a major obstacle to any commercialization.

HPI Technology

In the present form of the HPI technology noted in US patents 6,440,385 and 6,582,676 hydrogen is generated from a nonreversible water split reaction using aluminum mechanically alloyed with water soluble inorganic salts (WIS) catalysts. Under normal circumstances, scientists would use strong acids or alkalis to dissolve the film around aluminum. Hydrogen Power uses a mixture of ground aluminum, alumina, a non-metallic additive (catalyst) and water to prevent formation of a non-reactive layer and create a continuous reaction until the aluminum is depleted. The process operates at normal pressures and temperatures. The mechanism of the present technology involves pit corrosion of the passivation layer by aggressive anions. Prevention of the passivation layer makes possible a feasible hydrogen generation system. The nonreversible nature of the reaction allows HPI to produce pressurized gas without the need for compressors. To date, Hydrogen Power Inc has demonstrated the ability to create 4500 psig (300 atm) hydrogen. Hydrogen Power is presently investigating commercial applications that would involve the use of its hydrogen generation technology to generate hydrogen with the objective of creating hydrogen generation solutions that offer reduced operating costs and capital expenditures, ease of processing, and increased safety in comparison to conventional hydrogen solutions.

HPI technology does not require any supplemental energy, electrical or otherwise, to produce pure hydrogen gas. The hydrogen that is generated is pure hydrogen that can be used in fuel cell applications to generate electricity. The reaction produces an aluminum hydroxide byproduct which can be recycled and reused in the hydrogen generation process. The hydrogen generation process in respect of which Hydrogen Power has acquired technology rights to under the sub-license has never been used for commercial purposes and there is no assurance that we will be able to apply the process for commercial purposes. HPI’s technology is still in the development stage.

On-site production of compressed hydrogen negates the need for compressed liquefied hydrogen transportation. Further, the spent fuel from the HPI technology is environmentally inert and easily recycled back into aluminum or can be used in a number of different commercial applications. HPI’s patented technology has the potential to provide high pressure hydrogen in large volumes for use in applications where compressed hydrogen is required, such as hydrogen filling stations.

Hydrogen Power’s objective is to develop and market our licensed proprietary hydrogen production process for use in commercial applications that require hydrogen, but where hydrogen storage and/or distribution is not feasible. Hydrogen Power believes, based on its preliminary research, that its hydrogen production process may be a commercially viable process for fuel cell applications where on-demand hydrogen is required or is an advantage. Fuel cells that use hydrogen are being considered for the following applications, although use of hydrogen-based fuel cells for these applications has been of limited commercial application to date and there is no widespread adoption of hydrogen-based fuel cells:

•	Fuel cells for transportation, including buses, trucks and automobiles; and

•	Portable and small-scale fuel cell based stationary power generation, including power for mobile electronics, small power equipment, residential and commercial/institutional power generation systems.

Where fuel cells are used for transportation and for portable and small-scale stationary power generation, it may be advantageous for the hydrogen to be created on-demand when required, rather than being stored in pressurized storage vessels. As Hydrogen Power’s licensed process has the potential to offer a means of creating hydrogen on demand and due to the potential commercial demand for hydrogen-based fuel cells, we believe that investigation of our licensed hydrogen generation process and hydrogen generation reactors for use in commercial applications is warranted.

Hydrogen Power has a fully functional product development laboratory equipped to carry out hydrogen-related testing, research and engineering. Hydrogen Power has also made working arrangements with two university laboratories - the Department of Metals and Materials Engineering at the University of British Columbia, Canada and the Department of Metals at the University of Washington, Seattle - to make use of the larger, more sophisticated pieces of equipment already available at those facilities. Hydrogen Power is at the early stage of testing and evaluating the commercial application of the licensed technology and the design and engineering of prototypes.

Management

Mr. James Matkin BA, LL.B, LL.M - 62, Executive Chairman. Mr. Matkin was the chief executive officer of the Law Society of British Columbia from 1998 to 2005. He served as a member of the board of directors of GT Group Telecom Inc., a leading telecommunications service provider, from 1997 to 2002. Mr. Matkin previously founded Juricert Inc., a provider of PKI and authentication services for internet commerce, while chief executive officer of the Law Society. Juricert is a private company wholly owned by the Law Society of British Columbia. Mr. Matkin is a director of Global Hydrofuel Technologies Inc., the principal shareholder of HPI (“GHTI”). Mr. Matkin obtained a Master of Laws from Harvard University and a Bachelor of Laws from the University of Alberta. Mr. Matkin also holds a Bachelor of Arts Degree from the University of Alberta. Mr. Matkin was a director of the Bank of Canada from 1992 to 1995, a director of ITT Canada in 1990 and a director of the British Columbia Workers Compensation Board from 1990 to 1993.

Ms. Ricky Gujral, B.Sc, MBA - 38, Chief Executive Officer and director. Ms. Gujral is a founder of both GHTI and HPI. Ms. Gujral has been a director and the president of GHTI since 2001. Ms. Gujral has been a director and chief executive officer of HPI since HPI’s incorporation in 2003. Ms. Gujral obtained a Masters Degree in Business Administration from the University of Phoenix and a Bachelor of Science Degree from the University of British Columbia.

Mr. James H. Diffendorfer B.Sc, MBA - 65, Director. Mr. Diffendorfer has been employed as an engineer and operations manual editor at the Boeing Company in Seattle, Washington from 1996 to present. Mr. Diffendorfer graduated from the USAF Academy with a Bachelors of Science degree in Engineering, and a degree in Astronautical Engineering from the US Air Force Institute of Technology. He earned a Masters Degree in Business Administration from the New Mexico Highlands University. Mr. Diffendorfer has extensive business and scientific research experience and is currently an executive at The Boeing Company in Seattle, Washington.

Mr. John J. Martin B.Sc., PE - 58, Director. A graduate of Yale University, Mr. Martin has been employed as an Engineering Manager with URS Corporation, a world renowned engineering firm with 25,000 employees, since 1998. URS Corporation services several long-term contracts with the Federal Government and the U.S. Defense Department. Mr. Martin is a registered engineer located in the State of Washington and is the director of engineering of HPI.

Security Ownership of Certain Beneficial Owners and Management of Hydrogen Power, Inc.

Set forth below is certain information regarding the beneficial ownership of Hydrogen Power’s common stock held of record or beneficially as of the Record Date, and as adjusted to give effect to the Merger as if such transaction had occurred on such date by (i) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than 5% of Hydrogen Power’s capital stock, (ii) each person who has been a director or executive officer of Hydrogen Power since January 1, 2005, and (iii) all directors and executive officers as a group. Unless otherwise noted, each beneficial owner’s address is 1942 Westlake Avenue, Suite 1010, Seattle, Washington 98101:

Name and Address of Beneficial Owner	Shares of Equitex Common Stock Owned Prior to Merger		Percentage of Equitex Common Stock Owned Prior to Merger	Shares of Equitex Common Stock Beneficially Owned Following Merger (1)(2)		Percentage of Equitex Common Stock Beneficially Owned Following Merger (1)(2)(3)
Global Hydrofuel Technologies, Inc.	-0-		0%	19,855,000	(4)	62.0%
Jagdish Gujral	-0-		0%	20,728,620	(4)	64.7%
Dil Gujral	-0-		0%	20,728,620	(5)	64.7%
Aton Select Fund	700,000	(6)	8.4%	2,895,650	(7)	8.6%
Ricky Gujral	-0-		0%	-0-	(8)	0%
James Matkin	-0-		0%	-0-	(9)	0%
James Diffendorfer	-0-		0%	39,710	(9)	*
John Martin	-0-		0%	-0-	(7)	0%
All officers and directors as a group (3 persons)	-0-		0%	39,710		*
_______
* Amount is less than 0.01%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of the record rate are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Assuming the number of shares of Equitex common stock issued and outstanding at the Effective Time of the Merger is 8,340,450, which is the number of shares issued and outstanding on December 14, 2005.

(3)
Assumes the conversion into Equitex common stock of all shares of Series L Preferred Stock and no additional issuances of Equitex common stock until such time all of the Series L Preferred Stock is converted. and assuming the conversion into Equitex common stock of all shares of Series L Preferred Stock.

(4)	Includes 19,855,000shares owned by GHTI, of which Mr. Gujral's spouse is the controlling stockholder.

(5)
Includes 19,855,000shares held by GHTI, of which Mr. Gujral is the controlling stockholder and 873,620 shares held by Dil Gujral, the spouse of Jagdish Gujral.  Mr. and Mrs. Gujral are the parents of Ricky Gujral, Hydrogen Power’s Chief Executive Officer.

(6)	Obtained pursuant to a Share Exchange Agreement dated December 5, 2005 with Equitex.
(7)	Includes warrants to purchase 1,600,000 shares of Hydrogen Power common stock that will be exchanged for 1,600,000 warrants to purchase Equitex common stock at the time of the Merger.
(8)
Does not include unvested options to purchase 600,000 shares of Hydrogen Power common stock which will be exchanged into options to purchase 476,520 shares of Equitex common stock at the time of the Merger. Does not include any shares held by GHTI, of which Ms. Gujral is a director, serves as President, and owns approximately 17% of the common equity.

(9)
Does not include unvested options to purchase 200,000 shares of Hydrogen Power common stock which will be exchanged into options to purchase 158,840 shares of Equitex common stock at the time of the Merger.

(10)
Does not include unvested options to purchase 400,000 shares of Hydrogen Power common stock which will be exchanged into options to purchase 317,680 shares of Equitex common stock at the time of the Merger.

Market Data

There currently is no established public trading market for any Hydrogen Power securities. As of December 19, 2005, Hydrogen Power has 10 shareholders of record.

Dividends

Hydrogen Power has not declared nor paid cash dividends on its common stock since inception and does not anticipate paying any cash dividends in the foreseeable future. Hydrogen Power intends to retain any future earnings to fund operations and for the continued development of its business.

Selected Financial Data

The following table contains selected financial data of Hydrogen Power, Inc. for the periods ended September 30, 2005 and December 31, 2004 (audited), derived from the financial statements of Hydrogen Power. Hydrogen Power was incorporated on December 17, 2003 and began operations in 2004. As it has not yet developed any commercial product and has not generated any revenues to date, it is considered a development stage company.

In light of the foregoing, the historical data presented below is not indicative of future results. You should read this information in conjunction with the financial statements of Hydrogen Power, including the notes to those statements, and “Hydrogen Power’s Plan of Operations” that follows.

	Nine months ended September 30, 2005	Year ended December 31, 2004
Net loss	($2,392,866)	($766,998)
Total assets	5,563,931	3,094,235
Total long-term liabilities	5,033,785	1,776,500
Shareholders’ equity (deficit)	530,146	(766,988)

Financial Information of Hydrogen Power, Inc.

Financial statements of Hydrogen Power, Inc. for the year ended December 31, 2004, and for the period from December 17, 2003 (Date of Inception) to December 31, 2004 as well as for the nine month period ended September 30, 2005 are attached hereto as Exhibit 3.

Hydrogen Power’s Plan of Operations

The plan of operations of Hydrogen Power during the next twelve months is to develop its hydrogen generation technology for two distinct potential commercial applications. First, Hydrogen Power plans to investigate the production of low volumes of hydrogen for low power or micro applications of its hydrogen generation technology, such as soldier power, charging cell phones and running lap tops. Second, Hydrogen Power plans to investigate the production of hydrogen in large volumes for high power or macro applications of its hydrogen generation technology, such as stationary back up power for telecom, on site power for lift trucks and other vehicles and general hydrogen fueling stations, particularly in less accessible areas.

In general, Hydrogen Power plans on exploiting its sub-license to develop commercial applications of its hydrogen generation technology with the following capabilities and characteristics:

▪	An on-demand source of hydrogen for various small to medium power applications at a competitive price.
▪	High safety factor using ambient temperatures and pressures.
▪	A quiet and efficient alternative to combustion power sources.

Hydrogen Power plans to develop commercial applications of its hydrogen generation technology by building up a capable team of Hydrogen Power engineers working to commercialize its hydrogen generation technology in partnership with industry leaders.

Hydrogen Power plans to undertake the following activities in carrying out its plan of operations:

▪	To continue support of basic research of its core technology at the University of British Columbia and The University of Washington
▪	To initiate field trials with potential end users
▪	To present at trade shows and conferences, including shows in Germany, France, Texas, Los Angeles, Washington, DC, Toronto, Ontario, and others
▪	To work with its scientific and business advisors on design of hydrogen generators, and new methods of producing hydrogen.

Hydrogen Power plans to develop its technology to provide hydrogen transportation and supply solutions from small portable applications to large stationary systems. Hydrogen Power is developing prototypes for the commercialization of Hydrogen Now, TM technology which will meet the following objectives:

▪	to provide hydrogen at a constant rate at low pressures to power low wattage fuel cells at energy densities and economies superior to current battery technology
▪	to provide hydrogen on a continuous basis at moderate pressures to power mobile back-up generators, either fuel cells or internal combustion engines, and
▪
to provide hydrogen on a large scale at high pressures for hydrogen vehicle fueling stations without the need for on-site storage and compression. The same technology may be provided on-board as a back-up fuel source for hydrogen powered vehicles.

Hydrogen Power believes potential future applications for its hydrogen power technology could include:

▪	on-board hydrogen generation for internal combustion engines in automobiles, boats and other applications
▪	portable emergency power generation, recreational vehicles/boating and light military applications
▪	disposable/recyclable power cells for personal electronics - laptop computers, PDAs and cellular telephones, and
▪	fixed generators for light commercial and industrial use including refueling stations for fuel cell operated automobiles.

Hydrogen Power Inc. has developed a working relationship over the past two years with a major U.S business that has very extensive experience and background and research ability in the use of aluminum. The intention over the next few months is to develop a model prototype of a low volume hydrogen generator that could be the basis for manufacturing hydrogen generators.

Hydrogen Power Inc. has signed a contract with British Columbia based engineering firm to design a commercially viable prototype hydrogen generator aimed at fixed power applications, such as hydrogen fueling stations and back up power generators for hospitals and telecoms. The objective of this engagement is to design a much larger hydrogen generator prototype using the aluminum based technology and capable of producing 50 to 100 kg of hydrogen per day. The intention again of this prototype is also to be the basis of a subsequent hydrogen generator that can generate commercial quantities of hydrogen. The objective is to have a prototype hydrogen generator designed for testing in the early spring of 2006.

Within the next two years, Hydrogen Power plans to evaluate the development of prototypes for five distinct commercial product offerings:

1.	Hydrogen Filling Stations
2.	Conversion kits for hydrogen combustion engines and hydrogen generators for automobiles and commercial vehicles.
3.	Portable Power Generators - emergency power generation, recreation vehicles / boating and light military applications.
4.	Stationary Generators - for light commercial and industrial use including refueling stations for fuel cell operated automobiles.
5.	Disposable/recyclable computer battery packs using fuel cell technology for laptops, PDA’s and cell phones

Hydrogen Power plans to spend approximately $5 million to $8 million in carrying out its plan of operations, as described above, over the next twelve months.  The actual amount spent will be contingent upon the amount of funds that are available to Hydrogen Power to carry out its plan of operations.

PATENTS AND LICENSE AGREEMENTS. Hydrogen Power entered into a sub-license agreement with GHTI, its controlling shareholder, relating to the hydrogen generation technology that GHTI had licensed from the University of British Columbia. Hydrogen Power is obligated to make certain lump-sum payments to GHTI in consideration of the grant of these sub-license rights to Hydrogen Power. Lump sum payments in the total amount of $2,000,000 remain to be paid in three separate equal payments of $666,667 due on each of March 15, 2006, 2007 and 2008.

ENVIRONMENTAL INFLUENCES. Hydrogen Power believes the following environmental influences will materially affect the market:

1.	Increasing government environmental air quality regulations,
2.	Increased consumer spending on power-hungry devices, and
3.	Increased market opportunity and demand for fuel cell technologies.

Proposal 1

Approval of a Merger Agreement with Hydrogen Power, Inc., the Merger and Other Transactions Contemplated by the Merger Agreement

Introduction

At the Meeting, we will seek our stockholders’ approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

The Merger Agreement

  The following summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement itself. A copy of the Merger Agreement, as amended, is being furnished herewith as Exhibit 1 to this proxy statement, together with the Certificate of Designation for our proposed Series L Preferred Stock furnished herewith as Exhibit 2. All Equitex stockholders should read the Merger Agreement in its entirety for a more complete description of the provisions summarized below. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Merger Agreement.

In General. The Merger Agreement is by and among Equitex, Hydrogen Power, and Merger Sub. The Merger Agreement provides that at the Effective Time:

•	Hydrogen Power will be merged with and into Merger Sub in accordance with the DGCL and, as a result of the Merger, the separate legal existence of Hydrogen Power will cease

•
Merger Sub will continue as the surviving corporation in the Merger and be governed by the laws of the State of Delaware, the name will be changed to Hydrogen Power, Inc. and Merger Sub will remain a wholly owned subsidiary of Equitex

•
all property of Merger Sub and Hydrogen Power shall vest in Merger Sub as the surviving corporation, and all debts, liabilities, obligations and duties of Merger Sub and Hydrogen Power shall become the debts, liabilities, obligations and duties of the surviving corporation

•
all outstanding securities of Hydrogen Power (other than warrants) will be cancelled in exchange for Equitex’s issuance to former Hydrogen Power securityholders of (i) a number of shares of Equitex common stock (including options exercisable for Equitex common stock) equal to approximately 29% of the outstanding number of shares of Equitex common stock (determined on a post-issuance basis and including therein the 700,000 shares of common stock previous issued to a stockholder of HPI (see “Recent Sales of Unregistered Securities - Share Exchange” above)), and (ii) shares of a new class of preferred stock denominated Series L Preferred Stock (including options exercisable for preferred shares)

•
the Series L Preferred Stock will automatically convert into Equitex common stock in three ratable installments or tranches (each represented by a sub-class of the preferred stock) on the 180th, 270th and 360th day after the Effective Time of the Merger. Each automatic conversion of Series L Preferred Stock will result in an issuance of a number of shares of Equitex common stock equal to 40% of the Equitex common stock outstanding immediately prior to the conversion. Nevertheless, each automatic conversion of the Series L Preferred Stock will be subject to the achievement by Hydrogen Power of certain performance benchmarks, including Hydrogen Power’s use of its hydrogen technology to develop prototype generators with marketable value for various micro and portable power applications, and for various macro power applications such as fuel cells and internal

•
combustion engines, in addition to a financing contingency. Equitex will in its sole discretion determine whether these benchmarks have been achieved. While outstanding, the holders of the Series L Preferred Stock will be entitled to vote on all matters submitted to a vote of the holders of Company capital stock, for each share of preferred stock held. For more detailed information relating to the Series L Preferred Stock, see Proposal 2; and

•
All outstanding warrants to purchase shares of Hydrogen Power common stock currently representing 1,600,000 shares will be exchanged for warrants to purchase an equivalent number of shares of Equitex common stock, without adjustment, at an exercise price of $3.00 per share, for the remainder of the unexpired term of the original Hydrogen Power warrants.

As a result of the above-described issuance of Equitex securities in the Merger, former securityholders of Hydrogen Power may receive a number of shares of common stock, including the common stock potentially issuable upon conversion of preferred stock (assuming (i) the satisfaction of all conditions to the three separate automatic conversions and (ii) no other issuances of common stock by Equitex), representing an aggregate of approximately 73% of the outstanding common stock of Equitex.

Conditions. The respective obligations of each of Equitex, Hydrogen Power and Merger Sub to effect the Merger are subject to the satisfaction, on or prior to the closing of the Merger, of each of the following conditions:

•
no temporary restraining order, preliminary or permanent injunction or other order of a court of competent jurisdiction preventing the consummation of the Merger shall be in effect, pending or threatened, and no applicable law shall make the consummation of the Merger illegal

•	the Merger Agreement and the Merger shall have been approved by the boards of directors of Equitex, Hydrogen Power and Merger Sub, and by the stockholders of each such entity, and

•	there shall be exemptions available under applicable federal and state securities laws for the issuance of Equitex securities to former Hydrogen Power securityholders in the Merger.

In addition to the foregoing, the obligations of Equitex and Merger Sub to consummate the Merger are subject to the following conditions (in addition to other customary conditions):

•
Hydrogen Power shall have delivered to Equitex financial statements for any interim quarterly periods subsequent to the financial statements delivered in connection with the execution of the Merger Agreement

•	Hydrogen Power shall have delivered to Equitex an Amended Sublicense Agreement executed by the Hydrogen Power, GHTI and the University of British Columbia, in a prescribed form, and

•	Hydrogen Power shall have received from each of its stockholders, in a form acceptable to Equitex in its sole discretion, a waiver of their respective dissenters’ rights under DGCL Section 262.

Changes to the Board of Directors of Equitex and Hydrogen Power. The Merger Agreement provides that upon the Effective Time, Hydrogen Power will be entitled to designate one director for appointment to the Company’s board of directors. Currently, Hydrogen Power has not informed the Company about who their designee will or might be upon any consummation of the Merger. The Merger Agreement also provides that effective upon the Effective Time, Equitex will be entitled to designate one director for appointment to Hydrogen Power’s board of directors.

Interim Operations; Covenants. Until the closing of the Merger, unless Hydrogen Power otherwise agrees in writing, and except as expressly contemplated by the Merger Agreement or the disclosure schedules thereto (the inclusion of any such item constituting consent to such matter by Hydrogen Power), the Company shall conduct its business in the ordinary course and consistent with past practices. In addition, the Company may not do any of the following without Hydrogen Power’s written consent:

•	amend or propose to amend its certificate of incorporation or bylaws

•	split, combine or reclassify any shares of its capital stock

•	declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock

•	incur any material debt, or guarantee indebtedness of another person, or sell any debt securities

•
default in its obligations under any material debt contract or commitment resulting in an acceleration of obligations due thereunder, except for defaults arising by virtue of the Merger Agreement for which consents, modifications and/or waivers are required under the Merger Agreement

•	acquire the stock or assets of, or merge or consolidate with, any other person, or

•	make or rescind any material tax election or settle or compromise any material tax liability of the Company or file any amended tax return.

Under the Merger Agreement, Hydrogen Power made covenants to Equitex substantially similar to the foregoing regarding the conduct of Hydrogen Power’s business.

Stockholder Approval. Pursuant to the Merger Agreement, Equitex will, as promptly as practicable, call, give notice of and hold a stockholder meeting to vote on the approval of the Merger Agreement and the Merger, and seek any other approvals required under applicable federal and state laws and Nasdaq listing standards. Such approvals are being sought in the Meeting pursuant to proxies solicited under this proxy statement.

No Solicitation. Each of Equitex and Hydrogen Power agreed not to directly or indirectly solicit, initiate or encourage, including by way of furnishing information, any merger, sale of all of substantially all of its assets or other business combination; provided, however, that the covenants and obligations of both such parties are subject to the fiduciary duties each board of directors owes its stockholders under applicable law.

Use of Proceeds from Certain Warrants. Equitex hereby agrees to use at least 95% of the net proceeds from the exercise of all publicly traded Equitex warrants (or any warrants issued in exchanged therefor or in substitution thereof) for the exploitation and commercialization of Hydrogen Power’s intellectual property.

Monetization/Sale of FastFunds Ownership. Under the Merger Agreement, Equitex is obligated to commence to monetize (i.e., sell) its holdings of the capital stock of FastFunds Financial Corporation, a Nevada corporation, in accordance with applicable law. In addition, Equitex agreed that it shall use the first $10,000,000 of the net proceeds from such monetization toward the exploitation and commercialization of Hydrogen Power’s intellectual property, $5,000,000 of which shall be provided to Hydrogen Power within 45 days of the closing; provided that, to the extent such monetization of FastFunds Financial Corporation does not occur within 45 days of the Closing, Equitex shall have the option, at its sole discretion, to provide to the Company such $5,000,000 from other sources. Any funds in excess of $10,000,000 (or $5,000,000 if $5,000,000 is received from other sources as specified in the preceding sentence) received by Equitex from such monetization may be used by Equitex in its sole discretion.

Registration Rights. Under the Merger Agreement, Equitex agreed to use its best efforts to prepare and file with the SEC, as early as possible after the closing of the Merger, but in no event later than 60 days after the closing, a registration statement under the Securities Act covering the resale of (i) the Equitex common stock issued at the Effective Time pursuant to the Merger and (ii) the Equitex common stock issuable upon conversion of the Series L Preferred Stock issued pursuant to the Merger (collectively, the “Registrable Securities”). Equitex will use its best efforts to obtain the effectiveness of such registration statement(s) as soon as practicable, and once effective, to maintain such effectiveness for a period of at least two years from the date such Registrable Securities were issued. Equitex’s obligation to obtain and maintain such effectiveness is conditioned upon the cooperation of the holders of the Registrable Securities in furnishing information to Equitex relating to such holders’ method of distribution and other information requested by Equitex. Any and all expenses incurred in connection with such registration shall be borne by Equitex. Any and all selling expenses incurred by the holders of the Registrable Securities will be borne by such holders.

Indemnification. Equitex has agreed to indemnify Hydrogen Power, its affiliates, and their respective officers, directors, employees, agents and representatives for any and all losses or damages arising out of or relating to (a) breach of this Agreement by Equitex, its affiliates, or permitted assigns or transferees; (b) actual or asserted violations of applicable law by Equitex, its affiliates, or permitted assignees or transferees; or (c) use by Equitex, its affiliates, or permitted assignees or transferees of the Hydrogen Power’s intellectual property. Hydrogen Power and GHTI have agreed to indemnify Equitex prior to the closing of the Merger, and GHTI alone has agreed to indemnify Equitex thereafter, for any and all losses or damages arising out of or relating to (i) any breach by Hydrogen Power or its affiliates of any representation, warranty or covenant made by Hydrogen Power under the Merger Agreement or certain other closing deliveries; (ii) actual or asserted violations of applicable law by Hydrogen Power, its affiliates, or permitted assigns or transferees; or (iii) any improper use by Hydrogen Power, its affiliates, or permitted assignees or transferees of Hydrogen Power’s intellectual property.

Access to Information; Expenses. Until the closing of the Merger, the Company will afford Hydrogen Power and its representatives, and Hydrogen Power will afford Equitex and its representatives, reasonable access to their respective personnel and assets and to all existing books, records, tax returns, work papers and other documents and information relating to their businesses and financial condition. Whether or not the Merger is consummated, all fees and expenses incurred by a party in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement, shall be paid by such party.

Public Disclosure. Neither Hydrogen Power nor Equitex will disseminate any press release or other public statement concerning the Merger or any other transactions contemplated by the Merger Agreement without the prior consultation with the other party, unless any disclosure is required by applicable law.

Reasonable Efforts; Notification. Both Equitex and Hydrogen Power will use their reasonable efforts and will cooperate with each other in the preparation and filing, as soon as practicable, of all filings, applications or other documents required under applicable laws, including but not limited to the Exchange Act and the listing requirements of Nasdaq, to consummate the transactions contemplated by the Merger Agreement. In addition, each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any required hearings or proceedings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by the Merger Agreement.

Representations and Warranties. Pursuant to the Merger Agreement, Equitex has made customary representations and warranties to Hydrogen Power, and Hydrogen Power together with GHTI have jointly and severally made customary representations and warranties to Equitex, with respect to their respective due incorporation and good standing, capitalization (including outstanding options and warrants), their authority to consummate the transactions and the binding nature of the Merger Agreement, required government approvals, compliance with their respective charter, bylaws, and contracts, compliance with laws, financial statements, title to its properties and assets, the absence of changes in its business and undisclosed liabilities, their obtaining of any required permits, involvement in legal proceedings, taxes and tax returns, insurance coverage, the absence of questionable payments made in connection with its business activities, related-party and affiliate transactions, requisite votes and applicable statutes to the transactions, any proxy statement related to the Merger, any finders and investment bankers used by it, labor and employee matters, and the completeness of each of the foregoing representations and warranties. In addition, Hydrogen Power and GHTI made joint and several representations and warranties to Equitex concerning Hydrogen Power’s technology, software and intellectual property, material contracts, employee-benefit plans, and compliance with environmental laws. Certain representations and warranties in the Merger Agreement made by Equitex are qualified as to “materiality” or a “Material Adverse Effect.”

Under the Merger Agreement, the Company represents and warrants to Hydrogen Power, and Hydrogen Power represents to Equitex and Merger Sub, that their respective representations and warranties are true and complete as of September 13, 2005 (the date of the Merger Agreement), will be true and complete as of the Effective Time (unless a representation or warranty is specific as to a particular date, in which case the representation or warranty shall be true as of that date). None of the representations and warranties contained in the Merger Agreement or in any instrument delivered pursuant to the Merger Agreement will survive the Effective Time.

Termination. The Merger Agreement may be terminated prior to the Effective Time for any of the reasons set forth below:

•	by mutual consent of Equitex and Hydrogen Power, if the boards of directors of each so determines by vote of a majority of the members of its entire board

•
by Equitex if: (i) Hydrogen Power shall have breached any of its representations, or failed to perform any of its covenants, in either case as contained in the Merger Agreement, which breach or failure to perform is incapable of being cured or has not been cured within 20 business days after the giving of written notice of such breach or failure to perform; and (ii) the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Equitex and Hydrogen Power (as the surviving company in the Merger) taken as a whole

•
by Equitex if there has been a Material Adverse Effect on Hydrogen Power reflected in the interim financial statements delivered by Hydrogen Power at the closing of the Merger, judged with respect to Hydrogen Power’s interim financial statements for the corresponding interim period of the prior fiscal year

•
by the Company if: (i) Equitex or Merger Sub shall have breached any of their representations, or failed to perform any of their covenants, in either case as contained in the Merger Agreement, which breach or failure to perform is incapable of being cured or has not been cured within 20 business days after the giving of written notice of such breach or failure to perform; and (ii) the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Hydrogen Power (as the surviving company in the Merger), or

•
by either the Company or Equitex if the Effective Date is not on or before February 15, 2006, or such later date as the Company and Equitex may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party’s obligations under this Agreement).

Effect of Termination. If the Merger Agreement is terminated in accordance with its terms, it shall be of no further force or effect. Nevertheless, the Merger Agreement provisions relating to expenses and costs and general provisions of the Merger Agreement will survive. Termination of the Merger Agreement in no event relieves any party from liability for fraud, breach of any representation, warranty, covenant or other provision contained in the Merger Agreement prior to the termination.

Regulatory Approvals

Equitex and Hydrogen Power each believe that no federal or state regulatory approvals are required in connection with the Merger.

Certain Federal Income Tax Consequences

Pursuant to the merger agreement, Hydrogen Power will be merged with and into Merger Sub, with Merger Sub as the surviving corporation and to remain a wholly owned subsidiary of Equitex. The parties to the Merger Agreement intend that the Merger qualify as a “reorganization,” within the meaning of Code Section 368(a) and a “foreign merger” within the meaning of Section 87(8.1) of the Income Tax Act (Canada), and that, with respect to the Merger, Equitex, Merger Sub and Hydrogen Power will each be a “party to a reorganization,” within the meaning of Code Section 368(b). Accordingly, it is not expected that the Merger will result in any federal income tax consequences to the stockholders of Equitex.

Background to Transaction

In late 2004, Henry Fong, Equitex President and Chief Executive Officer, began general conversations with some of the Equitex independent board members regarding possible ways to create further shareholder value. At the time, the Company and its shareholders had approved a 1-for-6 reverse stock split to allow its retention on the NASDAQ SmallCap Stock Market.

During the informal conversations, the subject of using Equitex’s common stock to acquire an additional business was discussed. The higher share price and lower number of shares outstanding was considered a positive. These discussions prompted management to begin actively reading various financial publications to ascertain the types of opportunities available, as well as initiate contacts with various M&A intermediaries.

In early 2005, Mr. Fong became aware of several acquisition opportunities, one of which was Hydrogen Power, Inc. Mr. Fong then began review of some publicly traded hydrogen companies (e.g., Plug Power, Quantum Technologies, Stuart Energies, Hydrogenics, Fuel Cell, Ballard Power).

During February 2005, Mr. Fong had telephone discussions with the major shareholder of Hydrogen Power’s parent, GHTI, Dil Gujral. During these conversations, Mr. Gujral indicated that he was evaluating its various options regarding the further development of its technology and had not reached a decision on a plan of action.

In March 2005, Mr. Fong met with Mr. Gujral at a tradeshow at which Hydrogen Power was an exhibitor. This visit allowed a view of a live demonstration of Hydrogen Power’s technology and some preliminary discussions regarding a possible transaction involving Equitex and Hydrogen Power.

In late March 2005, Mr. Gujral, Mr. Fong and Mr. James Matkin, Hydrogen Power’s Executive Chairman, met with members of the law firm of Maslon, Edelman, Borman & Brand, LLP, counsel to Equitex, to explore a possible transaction structure and its legal impact.

In late May 2005, Henry Fong and one of Equitex’s independent directors, Michael Casazza, visited the offices of Hydrogen Power located in Seattle, Washington. During the visit, Mr. Fong and Mr. Casazza toured Hydrogen Power’s laboratory facilities and engaged in discussion with the staff regarding potential commercial applications of Hydrogen Power’s technology. During the visit the technical staff identified potential application regarding military/intelligence and industrial/consumer, in addition to reviewing potential strategic alliances. In attendance from Hydrogen Power was Mr. Gujral, Mr. Matkin and Ms. Ricky Gujral, Hydrogen Power’s Chief Executive Officer. While no agreements were reached, discussions continued.

During this visit, Mr. Fong and Mr. Casazza also received an informative presentation from Dr. Jasbir Kaur regarding Hydrogen Power’s work in the optimization of hydrogen production using different catalysts, particularly aluminum powder with various catalysts. Dr. Kaur holds a doctorate degree in Chemistry. She served on the faculty at BCC, SNDT University (Bombay) and Bombay University for three years. For more than ten years as a research scientist with a biotechnology company, Jasbir has synthesized various pharmaceuticals, ketones, amines, aryl akyl ketones, pyridines steroids and carbohydrates. She has published many papers in American and International journals and has experience in singlet oxygen analysis and estimation. As technical editor for Chemical Engineering World for more than four years, Ms. Jasbir published many papers in international journals with special contributions in the area of catalytic membranes.

During June 2005, the parties began exchanging information and negotiations regarding a term sheet for a possible Equitex/Hydrogen Power transaction. There were extensive discussions between Hydrogen Power and Equitex legal counsel. On June 30, 2005, Henry Fong and Michael Casazza visited Seattle, Washington and interviewed Dr. Rajendra K. Bordia, technical advisor to Hydrogen Power regarding the technical aspects and validity of the University of British Columbia patent relevant to Hydrogen Power’s activities. Dr. Bordia’s credentials are extensive. He is Chair and Professor of the Department of Materials Science and Engineering at the University of Washington. He received his PhD in 1986 from Cornell University and subsequently worked six years for DuPont. He has been a faculty member of the University of Washington since 1992. Dr. Bordia’s area of expertise lies in alternative fuels and he is a technical advisory to the Department of Energy and others, in addition to Hydrogen Power.

Mr. Fong requested Dr. Bordia describe and validate to Equitex the hydrogen production methodology of Hydrogen Power. Dr. Bordia proceeded to do so and validated the uniqueness of the Hydrogen Power process and its practical applications. Aside from alternative fuel for transportation, another significant application is battery substations.

Dr. Bordia further confirmed the functionality of the process and stated there is no scientific obstruction to commercialization of the process, however, considerable engineering remains to be done, which is simply a function of resources and time. In this regard, Dr. Bordia envisions a business model whereby Hydrogen Power, in various applications, would then commercialize its technology with participating partners in their respective commercial fields.

In conclusion, Dr. Bordia, in the opinion of Mr. Fong and Mr. Casazza, confirmed the commercial viability of Hydrogen Power’s hydrogen power technology sufficient for Equitex to move forward with the transaction.

On July 6, 2005, a special meeting of the Equitex board of directors was held to consider a binding agreement in principle and term sheet between Equitex and Hydrogen Power.

Mr. Fong began the meeting by welcoming the guests from Hydrogen Power and asking Mr. Matkin and Ms. Gujral to present the board with background information on Hydrogen Power. In addition to a thorough discussion of the background of Hydrogen Power, Mr. Gujral provided information on the current status of their research and operations. Ms. Gujral explained Hydrogen Power currently has ten full and part-time researchers working on the project at Hydrogen Power’s headquarters in Seattle as well as the University of Washington and the University of British Columbia. The board asked questions regarding the technology and Hydrogen Power which were answered by both Mr. Matkin and Ms. Gujral.

Dr. Bordia continued the meeting with an explanation of the technical aspects of Hydrogen Power’s technology. He explained that he has no reservations that the technology, as developed, can now be applied to commercial applications without any significant additional research. The board asked questions of Bordia regarding the technology, which he answered in full.

After the departure of the Hydrogen Power guests, Mr. Fong continued the meeting with a discussion of the proposed term sheet previously sent to the board along with the various other background materials on Hydrogen Power regarding a memo from Michael Casazza regarding his trip with Mr. Fong to the Hydrogen Power facility. The board discussed the term sheet in detail and Mr. Fong explained that the Company’s legal counsel was working on a simple binding agreement in principle that will be paired with the term sheet for execution by the parties. Following a thorough discussion, and upon a motion duly made and seconded, the term sheet and binding agreement in principle was approved.

On September 13, 2005, Equitex signed a definitive binding agreement for the acquisition of Hydrogen power through a newly formed subsidiary (the Merger Agreement).

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 13, 2005, Equitex, Inc. (“Equitex”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with EI Acquisition Corp., a newly formed wholly owned subsidiary of Equitex (“Merger Sub”), and Hydrogen Power, Inc. (“Hydrogen Power”), pursuant to which Hydrogen Power is to merge with and into Merger Sub, and Merger Sub is to be the surviving corporation to the merger and remain a wholly owned subsidiary of Equitex.

Pursuant to the Merger Agreement, Equitex shall issue to the stockholders of Hydrogen Power at closing of the merger, shares of its common stock in an amount equal to the aggregate of approximately 29% of Equitex’s common stock outstanding on such date, on a post-closing basis. Equitex shall also issue to the stockholders of Hydrogen Power certain shares of its to-be-designated Series L Preferred Stock (the “Preferred Stock”). The Preferred Stock shall be convertible into common stock of the Registrant in three tranches, on the 180th, 270th and 360th day following closing of the merger, respectively; each tranche shall be convertible into 40% of Equitex’s common stock outstanding on the respective date of conversion. The conversion of the Preferred Stock will be subject to the achievement by Hydrogen Power of certain performance benchmarks, including Hydrogen Power’s use of its hydrogen technology to develop prototype generators, with marketable value, for various micro and portable power applications and for various macro power applications such as fuel cells and internal combustion engines. The successful achievement of these benchmarks and thus the conversion of the Preferred Stock shall be determined by Equitex in its sole discretion.

As part of the Agreement, Equitex loaned to Hydrogen Power an aggregate of $3,000,000, $1,000,000 of which was advanced in July 2005, and $2,000,000 was advanced in September 2005, which Equitex obtained through the issuance of convertible and non convertible promissory notes payable. Equitex also agreed to use the proceeds from the sale of certain of its assets, if any, and from the exercise, if any, of existing Equitex warrants toward the development and exploitation of Hydrogen Power’s technology.

The closing of the merger is subject to the fulfillment of customary conditions, including receipt of stockholders approval from the stockholders of Equitex. After closing of the merger, Equitex will have the right to designate one director for appointment to the board of directors of Hydrogen Power. Likewise, Hydrogen Power will have the right to designate one director for appointment to the board of directors of Equitex.

Hydrogen Power, a development stage company incorporated in Delaware in December 2003, began operations in 2004. Hydrogen Power is based in Seattle and has licensed a patented technology for producing hydrogen gas in a process called “Hydrogen Now.” The Hydrogen Now system creates pure hydrogen from the chemistry of aluminum and water. The process safely generates pure hydrogen providing increased access to hydrogen. Hydrogen Now can be used to generate hydrogen on-site and on-demand without electricity, thus avoiding transportation and storage problems. Hydrogen Power plans to market a portable hydrogen generator for the purpose of replenishing hydrogen fuel cells and vehicle fuel stations at a sale and dependable pressure.

In connection with the Agreement, Equitex is obligated to monetize its position in its majority owned subsidiary, FastFunds Financial Corporation (“FFFC”). Management is in negotiations concerning a transaction with a third party to sell certain assets of Chex Services, Inc. (“Chex”), a wholly owned subsidiary of FFFC. Although no agreements have been executed, management believes a transaction will occur within 45 days, and accordingly the pro forma financial statements included herein account for the disposition of certain assets of Chex. As a result, the accompanying unaudited condensed pro forma balance sheet gives effect to the acquisition of Hydrogen Power and disposition of Chex as if they had been consummated at September 30, 2005. In addition, the accompanying unaudited condensed pro forma consolidated statements of operations for the nine months ended September 30, 2005 and the year ended December 31, 2004 give effect to the acquisition and disposition as if they had been consummated on January 1, 2005 and January 1, 2004, respectively.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Hydrogen Power (included herein) as well as those of Equitex. The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operation that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the management of the Company believes are reasonable.

A preliminary allocation of the purchase price of Hydrogen Power has been made to unidentified intangible assets. The actual allocation of the purchase price and the resulting effect on income (loss) from operations may differ significantly from the pro forma amounts included herein. The pro forma adjustments represent the Company’s preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the management of the Company believes to be reasonable. Consequently, the amounts reflected in the unaudited pro forma consolidated financial statements are subject to change, and the final amounts may differ substantially.

EQUITEX, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2005

	Historical
							Anticipated
	Equitex,						sale of
	Inc. and	Hydrogen	Pro forma			Pro forma	certain assets
	subsidiaries	Power, Inc.	adjustments			Consolidated	of FFFC	Pro forma
							(AA)
Current assets:
Cash and cash equivalents	$8,528,478	$3,152,933				$11,681,411	$12,000,000	$23,681,411
Receivables, net	688,142					688,142		688,142
Current portion of notes and interest
receivable, and prepaid expenses	325,530	28,836				354,366	(90,490)	263,876

Total current assets	9,542,150	3,181,769	-			12,723,919	11,909,510	24,633,429

Investment in Hydrogen Power, Inc.			$11,987,000	(A	)
			(11,987,000)	(A	)
Notes and interest receivable, net, including
related parties of $879,401	4,274,401		(3,000,000)	(C	)	1,274,401		1,274,401
Property, equipment and leaseholds, net	1,082,789					1,082,789	(1,031,803)	50,986
Intangible and other assets, net	2,574,511	2,382,162	11,456,854	(A	)	16,413,527	(2,075,260)	14,338,267
Goodwill	5,636,000					5,636,000	(5,636,000)	-

	13,567,701	2,382,162	8,456,854			24,406,717	(8,743,063)	15,663,654

	$23,109,851	$5,563,931	$8,456,854			$37,130,636	$3,166,447	$40,297,083

Current liabilities:
Accounts payable	$714,467	$26,663				$741,130		$741,130
Accrued expenses and other liabilities, including related
party accruals of $1,062,115	3,219,070	58,482				3,277,552	(650,000)	2,627,552
Convertible and other promissory notes and current
portion of long-term debt, including related
party notes of $568,344	15,521,493	729,245				16,250,738	(48,026)	16,202,712
Due to credit card holders	144,805					144,805		144,805

Total current liabilities	19,599,835	814,390	-			20,414,225	(698,026)	19,716,199

Long-term debt, net of current portion	2,425,442	4,219,395	$(3,000,000)	(C	)	3,644,837	(51,387)	3,593,450

Total liabilities	22,025,277	5,033,785	(3,000,000)			24,059,062	(749,413)	23,309,649

Redeemable preferred stock	477,800					477,800		477,800

Stockholders' equity	606,774	530,146	11,456,854	(A	)	12,593,774	3,915,860	16,509,634

	$23,109,851	$5,563,931	$8,456,854			$37,130,636	$3,166,447	$40,297,083

EQUITEX, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

	Historical

							Anicipated sale
	Equitex, Inc.	Hydrogen	Pro forma			Pro forma	certain assets
	and subsidiaries	Power, Inc.	adjustments			Consolidated	of FFFC	Pro forma
							(AA)
Fee revenue	$15,233,735					$15,233,735	$(15,233,735)
Credit card income, net of provision for losses	260,256					260,256		$260,256

Total revenue	15,493,991	-	-			15,493,991	(15,233,735)	260,256

Location expenses	11,291,510					11,291,510	(11,291,510)	-
Location support expenses	6,752,919					6,752,919	(6,752,919)	-
Corporate selling, general and administrative	2,166,188	$642,682	$674,000	(B	)	3,482,870		3,482,870
	20,210,617	642,682	674,000			21,527,299	(18,044,429)	3,482,870
Loss from operations	(4,716,626)	(642,682)	(674,000)			(6,033,308)	2,810,694	(3,222,614)

Other income (expense):
Interest expense	(1,937,108)	(124,316)				(2,061,424)	1,910,974	(150,450)
Interest income	214,904					214,904	(129,652)	85,252

	(1,722,204)	(124,316)	-			(1,846,520)	1,781,322	(65,198)

Loss from continuing operations before income
taxes and minority interest	(6,438,830)	(766,998)	(674,000)			(7,879,828)	4,592,016	(3,287,812)
Income tax expense	(1,428,889)					(1,428,889)	16,000	(1,412,889)
Minority interest	419,720					419,720		419,720

Loss from continuing operations	(7,447,999)	(766,998)	(674,000)			(8,888,997)	4,608,016	(4,280,981)
Loss from discontinued operations	(9,984)					(9,984)		(9,984)

Net loss	(7,457,983)	(766,998)	(674,000)			(8,898,981)	4,608,016	(4,290,965)
Warrant accretion	(4,640)					(4,640)		(4,640)
Deemed preferred stock dividends	(221,400)					(221,400)		(221,400)

Net loss applicable to common stockholders	$(7,684,023)	$(766,998)	$(674,000)			$(9,125,021)	$4,608,016	$(4,517,005)

Basic and diluted net loss per share:
Loss from continuing operations	$(1.36)					$(1.06)		$(0.52)
Loss from discontinued operations	*					*		*

Basic and diluted net loss per share	$(1.36)					$(1.06)		$(0.52)

Weighted average number of common
shares outstanding, basic and diluted	5,650,808		2,989,386	(D	)	8,640,194		8,640,194

*Amount is less than $(0.01) per share

EQUITEX, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005

	Historical
							Anticipated
	Equitex,						sale of
	Inc. and	Hydrogen	Pro forma			Pro forma	certain assets
	subsidiaries	Power, Inc.	adjustments			Consolidated	of FFFC	Pro forma
							(AA)
Fee revenue	$13,966,925					$13,966,925	$(13,966,925)
Credit card income, net of provision for losses	159,573					159,573		$159,573

Total revenue	14,126,498	-	-			14,126,498	(13,966,925)	159,573

Location expenses	10,308,587					10,308,587	(10,308,587)	-
Location support expenses	4,823,830					4,823,830	(4,823,830)	-
Corporate selling, general and administrative	3,985,877	$2,297,339	$505,000	(B	)	6,788,216		6,788,216
	19,118,294	2,297,339	505,000			21,920,633	(15,132,417)	6,788,216
Loss from operations	(4,991,796)	(2,297,339)	(505,000)			(7,794,135)	1,165,492	(6,628,643)

Other income (expense):
Interest expense	(3,099,215)	(96,332)				(3,195,547)	2,973,611	(221,936)
Interest income	35,528	805				36,333	(15,921)	20,412

	(3,063,687)	(95,527)	-			(3,159,214)	2,957,690	(201,524)

Loss from continuing operations before income taxes	(8,055,483)	(2,392,866)	(505,000)			(10,953,349)	4,123,182	(6,830,167)
Income tax expense	(24,000)					(24,000)	24,000	-

(Loss) from continuing operations	(8,079,483)	(2,392,866)	(505,000)			(10,977,349)	4,147,182	(6,830,167)
Loss from discontinued operations	(6,917)					(6,917)		(6,917)

Net loss	(8,086,400)	(2,392,866)	(505,000)			(10,984,266)	4,147,182	(6,837,084)
Accretion of preferred stock	(54,800)					(54,800)		(54,800)
Deemed preferred stock dividends	(158,566)					(158,566)		(158,566)
Exchange of Series G and I convertible
preferred stock in excess of carrying value	(212,000)					(212,000)		(212,000)

Net loss applicable to common stockholders	$(8,511,766)	$(2,392,866)	$(505,000)			$(11,409,632)	$4,147,182	$(7,262,450)

Basic and diluted net loss per share:
Loss from continuing operations	$(1.31)					$(1.20)		$(0.77)
Loss from discontinued operations	*					*		*

Basic and diluted net loss per share	$(1.31)					$(1.20)		$(0.77)

Weighted average number of common
shares outstanding, basic and diluted	6,503,077		2,989,386	(D	)	9,492,463		9,492,463

*Amount is less than $(0.01) per share

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF OPERATIONS

BALANCE SHEET AS OF SEPTEMBER 30, 2005 AND STATEMENTS OF
OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND THE
YEAR ENDED DECEMBER 31, 2004

(a)
This entry is recorded to reflect the acquisition of all of the outstanding common stock of Hydrogen Power, Inc. in exchange for 2,989,386 shares of the Company’s common stock valued at approximately $11,987,000, which is based upon the quoted market price of the Company’s common stock on July 6, 2005 ($4.01 per share), the date of the terms of the Agreement were agreed to by the Company and the selling shareholders. The purchase price and preliminary adjustments to historical book value are as follows:

Purchase price:

Estimated fair value of common stock issued	$11,987,000
Book value of net assets acquired	(530,146)

Purchase price in excess of net assets acquired	$11,456,854

Preliminary allocation of purchase price in excess of net assets acquired:

Estimated fair value of unidentified intangible assets	$11,456,854

(b)
This entry is recorded to recognize amortization expense on the identifiable intangible assets. Amortization expense is calculated based on a straight-line method over an estimated useful life of 17 years, which results in pro forma amortization expense of $505,000 for the nine months ended September 30, 2005 and $674,000 for the year ended December 31, 2004.

(c)	This entry is recorded to eliminate the $3,000,000 Equitex loaned to Hydrogen Power.

(d)
These entries are recorded to reflect the pro forma weighted average number of common shares outstanding, which includes 2,989,386 shares issued upon the acquisition of Hydrogen Power. Stock options, warrants, and common stock underlying convertible promissory notes are not considered in the calculation for the nine months ended September 30, 2005 and the year ended December 31, 2004 as the impact of the potential common shares would be to decrease loss per share.

(e)
These entries reflect the anticipated sale to a third party of certain assets of Chex Services, Inc., a subsidiary of FastFunds Financial Corp, which is a majority-owned subsidiary of the Registrant. Although no agreements have been signed management believes a transaction will occur within 45 days.

(aa)
These entries reflect the anticipated sale to a third party of certain assets of Chex Services, Inc., a subsidiary of FastFunds Financial Corp; a majority-owned subsidiary of the Registrant. Although no agreements have been signed management believes a transaction will occur within 45 days.

Nasdaq Marketplace Rules - Reasons for this Proposal

We are seeking our stockholders’s approval for the Merger Agreement, the Merger and other transactions contemplated under the Merger Agreement. We are not required to seek this approval under applicable Delaware law. We are, however, subject to the Nasdaq Marketplace Rules. In this regard, the Nasdaq Marketplace Rules prohibit us from issuing, without stockholder approval, common stock (or securities convertible into our common stock) in an acquisition transaction in excess or potentially in excess of 20% of the outstanding shares of our common stock on the date of issuance. This prohibition is referred to as the “Nasdaq 20% Rule.” Therefore, we are seeking the approval of our stockholders with respect to the Merger Agreement, the Merger and other transactions contemplated by the Merger Agreement, together with the Prior Issuances, in order to comply with all applicable Nasdaq Marketplace Rules, including without limitation the Nasdaq 20% Rule. See Proposal 2 for a more detailed discussion of the Nasdaq Marketplace Rules.

Effect of Proposal

If our stockholders approve this Proposal 1, we will be able to (1) consummate the Merger and the other transactions contemplated by the Merger Agreement, specifically including the issuance of shares of capital stock resulting in the potential issuance to former Hydrogen Power securityholders of shares of common stock representing approximately 73% of our outstanding common stock on a post-issuance basis, while (2) maintaining compliance with all applicable Nasdaq Marketplace Rules requiring stockholder approval.

Vote Required

The affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting is required for approval of Proposal 1, provided that there is a quorum at the beginning of the meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE MERGER AGREEMENT, THE MERGER AND OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

Proposal 2

APPROVAL OF EQUITEX’S ISSUANCE OF COMMON STOCK (AND SECURITIES CONVERTIBLE INTO COMMON STOCK) IN THE MERGER (TOGETHER WITH CERTAIN RELATED SECURITIES ISSUANCES)

Introduction

At the Meeting, we will seek our stockholders’ approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, together with express approval of our issuance of common stock (and our Series L Preferred Stock which is convertible into common stock) in the Merger (together with certain related securities issuances). These approvals are sought for purposes of complying with all applicable Nasdaq Marketplace Rules requiring stockholder approval for the transactions contemplated by the Merger Agreement.

Securities to be issued pursuant to the Merger Agreement

Pursuant to the Merger Agreement, and in consideration of all of the outstanding securities of Hydrogen Power (other than warrants), Equitex will issue (i) a number of shares of Equitex common stock (including options exercisable for Equitex common stock) equal to approximately 29% of the outstanding number of shares of Equitex common stock (determined on a post-issuance basis and including therein the 700,000 shares previously issued pursuant to the Share Exchange), and (ii) an aggregate of 300,000 shares of Equitex’s to-be-designated Series L Preferred Stock, such amount divided in thirds between three sub-classes of the Series L Preferred Stock, the L-1 Preferred Stock (the “L-1”), the L-2 Preferred Stock (the “L-2”) and the L-3 Preferred Stock the “L-3”). Additionally, all outstanding warrants to purchase shares of Hydrogen Power common stock (representing 1.6 million shares) will be exchanged for warrants to purchase an equivalent number of shares of Equitex common stock, without adjustment, at an exercise price of $3.00 per share, for the remainder of the unexpired term of the original Hydrogen Power warrants.

Hydrogen Power securityholders shall collectively receive an aggregate of 100,000 shares of each of Equitex’s to-be-designated L-1, L-2 and L-3 Preferred Stock. The L-1, L-2 and L-3 Preferred Stock shall automatically convert into Equitex common stock in three ratable installments or tranches (each represented by the respective sub-class of the preferred stock) on the 180th, 270th and 360th day after the Effective Time of the Merger. Each automatic conversion of Series L Preferred Stock will result in an issuance of a number of shares of Equitex common stock equal to 40% of the Equitex common stock outstanding immediately prior to the conversion. Nevertheless, each automatic conversion of the Series L Preferred Stock will be subject to the achievement by Hydrogen Power of certain performance benchmarks, including Hydrogen Power’s use of its hydrogen technology to develop prototype generators with marketable value for various micro and portable power applications, and for various macro power applications such as fuel cells and internal combustion engines, in addition to a financing contingency. Equitex will in its sole discretion determine whether these benchmarks have been achieved. The terms of the Merger Agreement are set forth in more detail in Proposal 1 to this proxy statement.

Common Stock

Pursuant to the merger Agreement, Equitex will issue a number of shares of Equitex common stock, par value $0.01 per share, equal to approximately 29% of the outstanding number of shares of Equitex common stock, as determined on a post-issuance basis and including therein the 700,000 shares of common stock previous issued to a stockholder of HPI (see “Recent Sale of Unregistered Securities - Share Exchange” above).

The Series L Preferred Stock

The following summary describes the rights and preferences of the Series L Preferred Stock to be issued as merger consideration to the Hydrogen Power securityholders under the terms of the Merger Agreement. This summary is qualified in its entirety by reference to the Merger Agreement, including the Certificate of Designation for the proposed Series L Preferred Stock, a copy of which is being furnished herewith as Exhibit 2 to this proxy statement. All Equitex stockholders should carefully read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the Merger Agreement and the rights and preferences of the Series L Preferred Stock.

Amount; Designation; Sub-Series. The Company proposes to authorize the issuance of 300,000 shares of Series L Convertible Preferred Stock, par value $0.01 per share (the “Series L Preferred Stock”), which shall be divided into and issuable in three separate sub-series denominated “Series L-1 Preferred Stock,” “Series L-2 Preferred Stock,” and “Series L-3 Preferred Stock.” Each sub-series of Series L Preferred Stock shall have an authorized amount of 100,000 shares.

Rank. In the event of the Company’s liquidation, the Series L Preferred Stock shall rank senior to the Company’s common stock, and junior to all classes of the Company’s preferred stock outstanding on the date of issuance of the Series L. Accordingly, the Series L Preferred Stock will be, when issued, junior to the Company’s Series K Preferred Stock issued and outstanding. The L-1, L-2 and L-3 shall be pari passu with each other.

Voting Rights. Each share of Series L Preferred Stock shall be entitled to one vote on all matters respecting the affairs of the Company and submitted to the holders of the Company’s voting capital stock.

Dividends. No dividends shall accrue on the Series L Preferred Stock.

Conversion. Each share of L-1, L-2 and L-3 shall automatically convert, on the 180th, 270th and 360th day after the Effective Time of the Merger, respectively, into the number of shares of Equitex common stock equal to 40% of the Equitex common stock outstanding immediately prior to the conversion. The automatic conversion of each of the L-1, L-2 and L-3 shall be conditioned upon the achievement by Hydrogen Power of certain performance benchmarks, including Hydrogen Power’s use of its hydrogen technology to develop prototype generators with marketable value for various micro and portable power applications, and for various macro power applications such as fuel cells and internal combustion engines, in addition to a financing contingency. Equitex will in its sole discretion determine whether these benchmarks have been achieved. For more detail regarding the conversion of the Series L Preferred and the conditions of such conversions, see the Certificate of Designation which is attached as an Exhibit 2 to this proxy statement.

In the even the Equitex (i) reclassifies its capital stock, consolidates or merges with or into another entity (where Equitex is not the survivor or where there is a change in, or distribution with respect to, Equitex’s common stock), sells, conveys, transfers or otherwise disposes of all of its property, assets or business to another person or entity, or effectuates a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of (other than upon any conversions of the Series L Preferred Stock) (each a “Fundamental Corporate Change”) and, (ii) pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash or securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (collectively, “Other Property”), are to be received by or distributed to the holders of the Company’s common stock; then, upon conversion of the Series L Preferred Stock, each holder of shares of Series L Preferred Stock shall have the right to receive the number of shares of common stock of the successor or acquiring corporation or of Equitex and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of common stock into which the Series L Preferred Stock would have been convertible immediately prior to the Fundamental Corporate Change.

No Preemptive Rights. Holders of Series L Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Company of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend by virtue of holding the Series L Preferred Stock.

Liquidation Rights. In the event of a liquidation of the Corporation, the holders of Series L Preferred Stock then outstanding shall be entitled to receive a liquidation preference, before any distribution is made to the holders of the Company’s common stock, in an aggregate amount equal to the par value of their shares of Series L Preferred Stock.

Transfer Restrictions. Until the lapse of the 180, 270 and 360 days, respectively, from the Effective Date of the Merger, the shares of L-1, L-2 and L-3 are not transferable by the holders thereof without the consent of the board of directors of Equitex.

Possible Offset or Forfeiture. The Company’s obligation to issue shares of common stock upon conversion of the Series L Preferred Stock to certain of the HPI securityholders is subject to the Company’s right of offset certain damages to Equitex under the terms of the Merger Agreement, should they occur. In the event such shares have not been issued and there are damages to Equitex, any shares otherwise subject to offset had they been issued are subject to forfeiture.

Nasdaq Marketplace Rules - Reasons for this Proposal

Nasdaq Marketplace Rules prohibit us from issuing, without stockholder approval, common stock (or securities convertible into our common stock) in an acquisition transaction in excess or potentially in excess of 20% of the outstanding shares of our common stock on the date of issuance. This prohibition is referred to as the “Nasdaq 20% Rule.” Accordingly, we are seeking stockholder approval for the issuance by Equitex of common stock and other securities convertible into common stock in an amount in excess of 20% of the shares of outstanding common stock of Equitex.

As required under the Merger Agreement, Equitex has to date loaned Hydrogen Power $3,000,000 (the “Hydrogen Loan”) pursuant to the terms and conditions of a convertible promissory note due and payable on the third anniversary of the date such loan. Interest accrues under the promissory note at the prevailing prime rate. To fund our obligations to make the Hydrogen Loan and to generate cash for general working capital purposes, we offered and sold units in a recent private placement. Each unit sold in the private placement consisted of two shares of common stock and one three-year warrant to purchase an additional share of common stock at an exercise price of $5.50 per share. For further information about this private placement, please refer to “Recent Developments - Private Placement” above. In addition, we borrowed $1.5 million from Whitebox Hedged High Yield Partners, L.P and Pandora Select Partners, L.P in exchange for our issuance of promissory notes which are convertible into shares of our common stock, and issued warrants to the lenders. For further information about the issuance of convertible promissory notes to Whitebox Hedged High Yield Partners and Pandora Select Partners, please refer to “Recent Developments - Convertible Promissory Notes” above. Proceeds from the convertible promissory notes and other short-term borrowings were likewise used to fund Equitex’s obligation to make the Hydrogen Loan.

On December 5, 2005, Equitex entered into a Share Exchange Agreement with a stockholder of Hydrogen Power, Inc., Aton Select Fund Limited (“Aton”). Under the Share Exchange Agreement, Aton exchanged 850,000 shares of common stock of Hydrogen Power for approximately 700,000 shares of Equitex common stock (the “Share Exchange”). See “Recent Sales of Unregistered Securities - Share Exchange” above.

We believe that the sales and issuances of common stock (and securities convertible into or exercisable for common stock) in the private placements of units and convertible notes and warrants described above and the issuance of Equitex common stock in the Share Exchange (collectively, the “Prior Issuances”) may be aggregated with our issuances of securities in the Merger upon the Effective Time for purposes of applying the Nasdaq 20% Rule because a portion of the proceeds were used in connection with our obligations under, and/or because the issuances were related to, the Merger Agreement. Accordingly, this Proposal 2 includes the Prior Issuances as part of the approval we are seeking from our stockholders. In addition, we may issue common stock (or securities convertible into common stock) to unaffiliated third parties who provide us financial advisory and Merger-related services, in lieu of customary cash fees, in an amount up to 500,000 shares. Any such issuances are included in this Proposal 2 for the approval of our stockholders.

In sum, the Merger, once consummated, will involve our issuance of common stock (together with our Series L Preferred Stock which is convertible into our common stock, and the Prior Issuances) in excess of 20% of the outstanding shares of our common stock on the date of issuance. In addition, other Nasdaq Marketplace Rules may apply. Therefore, we are seeking the approval of our stockholders with respect to the Merger Agreement, the Merger and other transactions contemplated by the Merger Agreement, together with the Prior Issuances, in order to comply with all applicable Nasdaq Marketplace Rules, including without limitation the Nasdaq 20% Rule.

Effect of Proposal

If our stockholders approve this Proposal 2, we will be able to issue shares of common stock in the Merger, together with securities convertible into or exchangeable for common stock, when aggregated with common stock already issued (and issuable upon conversion or exercise of convertible securities) in the Prior Issuances, in compliance with the Nasdaq 20% Rule and any other applicable stockholder-approval requirements under the Nasdaq Marketplace Rules.

As a result, we would expect to (1) consummate the Merger and the other transactions contemplated by the Merger Agreement, specifically including the issuance of shares of capital stock resulting in the potential issuance to former Hydrogen Power securityholders of shares of common stock representing approximately 73% of our outstanding common stock on a post-issuance basis, while (2) maintaining compliance with all applicable Nasdaq Marketplace Rules requiring stockholder approval.

Vote Required

The affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting is required for approval of Proposal 2, provided that there is a quorum at the beginning of the meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the meeting, and is in effect casting a negative vote. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF EQUITEX’S ISSUANCE OF COMMON STOCK (AND SECURITIES CONVERTIBLE INTO COMMON STOCK) IN THE MERGER (TOGETHER WITH CERTAIN RELATED SECURITIES ISSUANCES) IN EXCESS OF 20% OF THE OUTSTANDING SHARES OF EQUITEX COMMON STOCK.

Available Information

Equitex is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed with the SEC can be inspected and copied at the SEC’s public reference facilities maintained at 100 F Street N.E., Washington, DC 20549 or at the SEC’s Regional Offices located at 75 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the SEC at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, SEC, 100 F Street N.E., Washington, DC 20549. The SEC maintains a website that contains reports, proxy statements and other information that we file electronically with the SEC, which can be accessed over the internet at http://www.sec.gov.

Stockholder Proposals

General

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual meeting, tentatively scheduled for June 30, 2006, must submit such proposal in writing to the Company, in care of the secretary, at 7315 East Peakview Avenue, Englewood, Colorado 80111, on or prior to March 31, 2006 (i.e., 90 days prior to the anticipated 2006 annual meeting date); provided, however, that if the 2006 annual meeting is actually held later than June 30, 2006, stockholders will have more time to submit proposals. Due to the complexity of the respective rights of stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.

Discretionary Proxy Voting Authority / Untimely Stockholder Proposals

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement. With respect to the Company’s 2006 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company’s proxy statement within a reasonable time prior to the anticipated 2006 annual meeting date (currently expected to be June 30, 2006), management proxies will be allowed to use their discretionary authority as indicated above.

EQUITEX, INC.

By Order of the Board of Directors:

/s/ Thomas B. Olson

Thomas B. Olson
Secretary

Date: January __, 2006

PROXY

EQUITEX, INC.
7315 East Peakview Avenue
Greenwood Executive Park, Building 8
Englewood, Colorado 80111

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY__, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Equitex, Inc. hereby appoints Henry Fong and Thomas B. Olson, or either of them, as attorneys and proxies, with full power of substitution in the premises, to attend and vote all of the shares of the common stock of Equitex standing in the name of the undersigned at the Special Meeting of Stockholders on January ___, 2006, at 10:00 a.m. Eastern Standard Time, and at any postponements or adjournments thereof that may take place:

1.	To approve a Merger Agreement with Hydrogen Power, Inc., the merger transaction and other transactions contemplated by the Merger Agreement.

For ______ Against ______  Abstain ______

2.	To approve Equitex’s issuance of common stock (and securities convertible into common stock) in the merger (together with certain related securities issuances).

For ______ Against ______  Abstain ______

The shares represented by this proxy card will be voted as specified by you. This proxy will be voted in accordance with the discretion of the proxies on any other business.

Please mark, date and sign your name exactly as it appears on the label, and return it in the enclosed envelope as promptly as possible. It is important to return this proxy properly signed to exercise your right to vote if you choose not to attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:___________________________	Signature(s):_______________________________________ ________________________________________________
Address, if different from that on label:	________________________________________________
Street Address
________________________________________________
City, State and Zip Code
________________________________________________
Number of shares
Please check if you intend to be present at the meeting: ______

EXHIBIT 1

AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

BY AND AMONG

EQUITEX, INC.,

EI ACQUISITION CORP.,

AND

HYDROGEN POWER, INC.

September 13, 2005

TABLE OF CONTENTS

Page

ARTICLE 1 MERGER		1
1.1	The Merger	1
1.2	Effects of Merger	2
1.3	Effect on the Company’s Capital Stock and Merger Sub Capital Stock	2
1.4	Rights of Holders of Company Capital Stock	4
1.5	Procedure for Exchange of Certificates	4
1.6	No Dissenting Shares	6
1.7	Directors and Officers of Surviving Company	6
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		6
2.1	Organization and Qualification	6
2.2	Authority Relative to this Agreement; Non-Contravention	6
2.3	Capitalization	7
2.4	Litigation	7
2.5	No Brokers or Finders	7
2.6	Tax Matters	8
2.7	Contracts and Commitments	9
2.8	Affiliate Transactions	10
2.9	Compliance with Laws; Permits	10
2.10	Financial Statements	10
2.11	Books and Records	11
2.12	Real Property	11
2.13	Insurance	11
2.14	Absence of Undisclosed Liabilities	11
2.15	Environmental Matters	11
2.16	Absence of Certain Developments	12
2.17	Employee Benefit Plans	12
2.18	Employees.	13
2.19	Intellectual Property.	14
2.20	Tax-Free Reorganization	15
2.21	Vote Required	15
2.22	Full Disclosure	15
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF EQUITEX AND MERGER SUB		15
3.1	Organization and Qualification	15
3.2	Authority Relative to this Agreement; Non-Contravention	16
3.3	Capitalization	16
3.4	Exchange Act Reports	17
3.5	Litigation	17
3.6	No Brokers or Finders	17
3.7	Tax Matters	17
3.8	Affiliate Transactions	18
3.9	Compliance with Laws; Permits	19
3.10	Real Property	19
3.11	Insurance	19
3.12	Absence of Undisclosed Liabilities	19
3.13	Absence of Certain Developments	19
3.14	Tax Free Reorganization	20
3.15	Validity of the Equitex Capital Stock	20

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3.16	Full Disclosure	20
ARTICLE 4 CONDUCT OF BUSINESS PENDING THE MERGER		21
4.1	Conduct of Business by Equitex	21
4.2	Conduct of Business by the Company	21
ARTICLE 5 ADDITIONAL COVENANTS AND AGREEMENTS		21
5.1	Equitex Loan	21
5.2	Amendment to Sublicense Agreement and Consent of UBC	22
5.3	Governmental Filings	22
5.4	Expenses	22
5.5	Due Diligence; Access to Information; Confidentiality	22
5.6	Stockholders’ Meetings	23
5.7	Tax Treatment	24
5.8	Press Releases	24
5.9	Private Placement	24
5.10	No Solicitation	24
5.11	Registration Rights	25
5.12	Monetization of FastFunds Shares	25
5.13	Use of Equitex Publicly Traded Warrant Proceeds	25
5.14	Right to Elect Director of Equitex	25
5.15	Notification of Certain Matters	26
ARTICLE 6 CONDITIONS		26
6.1	Conditions to Obligations of Each Party	26
6.2	Additional Conditions to Obligations of Equitex and Merger Sub	27
6.3	Additional Conditions to Obligations of the Company	28
ARTICLE 7 TERMINATION		28
7.1	Termination	28
ARTICLE 8 INDEMNIFICATION		29
8.1	Indemnification of the Company	29
8.2	Indemnification of Equitex	30
8.3	Indemnification Procedure.	30
ARTICLE 9 DISPUTE RESOLUTION		32
9.1	Arbitration; Jurisdiction and Venue.	32
9.2	Arbitration Protocol	33
9.3	Exceptions and Qualifications to Binding Arbitration	35
ARTICLE 10 GENERAL PROVISIONS		35
10.1	Notices	35
10.2	Knowledge Convention	36
10.3	No Survival	36
10.4	Interpretation	36
10.5	Severability	36
10.6	Amendment	36
10.7	Waiver	36
10.8	Miscellaneous	37
10.9	Counterparts; Delivery	37
10.10	Third-Party Beneficiaries	37
10.11	Governing Law	37

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AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

This Agreement and Plan of Merger and Reorganization (this “Agreement”) is entered into as of September 13, 2005, by and among Hydrogen Power, Inc., a Delaware corporation (the “Company”), Equitex, Inc., a Delaware corporation (“Equitex”), and EI Acquisition Corp., a Delaware corporation that is wholly owned by Equitex (the “Merger Sub”).

INTRODUCTION

A.  The boards of directors of the Company, Equitex and Merger Sub have determined that it is in the best interests of such corporations and their respective stockholders to consummate a merger (the “Merger”) of Merger Sub with and into the Company, with the Company remaining as the surviving corporation and a wholly owned subsidiary of Equitex.

B.  Equitex, as the sole stockholder of Merger Sub, has approved this Agreement, the Merger and the other transactions contemplated by this Agreement pursuant to action taken by unanimous written consent of its board of directors in accordance with the requirements of Delaware General Corporation Law (the “DGCL”), and the certificate of incorporation and the bylaws of Merger Sub.

C.  Pursuant to the Merger, the outstanding shares of common stock of the Company shall be converted into the right to receive upon Closing (as defined in Section 1.2(d)) and thereafter, the Merger Consideration (as defined in Section 1.3 below).

D.  The parties to this Agreement intend to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties to this Agreement intend that the Merger qualify as a “reorganization,” within the meaning of Code Section 368(a) and a “foreign merger” within the meaning of Section 87(8.1) of the Income Tax Act (Canada), and that, with respect to the Merger, Equitex, Merger Sub and the Company will each be a “party to a reorganization,” within the meaning of Code Section 368(b).

AGREEMENT

Now, Therefore, in consideration of the foregoing premises, and the representations, warranties and covenants contained herein, the parties hereto agree as follows:

Article 1
Merger

1.1  The Merger. Subject to the satisfaction or waiver of the conditions set forth in Article 6, at the Effective Time (as defined in Section 1.2(d) below), (i) Merger Sub will merge with and into the Company, and (ii) the Company will be the surviving corporation to the Merger and will become a wholly owned subsidiary of Equitex. The term “Surviving Company” as used herein shall mean the Company as a wholly owned subsidiary of Equitex after giving effect to the Merger. The Merger will be effected pursuant to the execution and filing of a certificate of merger in accordance with the provisions of the DGCL, and in substantially the form attached hereto as Exhibit A (the “Certificate of Merger”).

1.2  Effects of Merger

(a)  From and after the Effective Time (as defined in paragraph (d)) and until further altered, amended or repealed in accordance with law, (i) the Merger Sub’s certificate of incorporation as in effect immediately prior to the Effective Time shall be the Surviving Company’s certificate of incorporation, and (ii) the Merger Sub’s bylaws as in effect immediately prior to the Effective Time shall be the Surviving Company’s bylaws.

(b)  From and after the Effective Time, (i) all of the rights, privileges, immunities, powers, franchises and authority (both public and private) of the Company and Merger Sub shall vest in the Surviving Company; (ii) all of the assets and property of the Company and Merger Sub of every kind, nature and description (real, personal and mixed, and both tangible and intangible) and every interest therein, wheresoever located, including without limitation all debts or other obligations belonging or due to the Company or Merger Sub (other than any such debts or other obligations between them), all claims and all causes of action, shall be vested absolutely and unconditionally in the Surviving Company; and (iii) all debts and obligations of the Company and Merger Sub (other than any such debts or other obligations between them), all rights of creditors of the Company or Merger Sub and all liens or security interests encumbering any of the property of the Company or Merger Sub shall be vested in the Surviving Company and shall remain in full force and effect without modification or impairment and shall be enforceable against the Surviving Company and its assets and properties with the same full force and effect as if such debts, obligations, liens or security interests had been originally incurred or created by the Surviving Company in its own name and for its own behalf. Without limiting the generality of the foregoing, Surviving Company specifically assumes all continuing obligations which the Company or Merger Sub would otherwise have to indemnify its officers and directors, to the fullest extent currently provided in the Surviving Company’s certificate of incorporation, bylaws and pursuant to the DGCL, with respect to any and all claims arising out of actions taken or omitted by the Company’s officers and directors prior to the Effective Date.

(c)  Each of Equitex, the Company and Merger Sub shall each use its best efforts to take all such action as may be necessary or appropriate to effectuate the Merger in accordance with the DGCL at the Effective Time. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all properties, rights, privileges, immunities, powers and franchises of either the Company or Merger Sub, the officers of Equitex, and the officers of Surviving Company on behalf of the Company and Merger Sub, shall take all such lawful and necessary action.

(d)  Subject to the provisions of Article 6 and Article 7, the closing of the transactions contemplated hereby (the “Closing”) shall take place by mutual release of all Closing deliveries at a mutually agreeable date and time, but in no event later than September 30, 2005. On the Closing date, to effect the Merger, the parties hereto will cause the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with the DGCL. The Merger shall become effective upon such filing of the Certificate of Merger or at such later date or time as is specified in the Certificate of Merger (the “Effective Time”). As used herein, the term “Effective Date” shall mean the date on which Merger shall become effective pursuant to this Section 1.2(d).

1.3  Effect on the Company’s Capital Stock and Merger Sub Capital Stock. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Effective Time:

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(a)  Each issued and outstanding share of Company common stock (“Company Common Stock”) immediately prior to the Effective Time, other than shares to be extinguished pursuant to Section 1.3(c), shall be converted into and exchanged for:

(i)  that number of fully paid and non-assessable shares of Equitex common stock (“Equitex Common Stock”) equal to the quotient resulting from dividing (A) the number of shares of Equitex Common Stock issued and outstanding immediately prior to the Effective Time multiplied by 0.4 by (B) the number shares of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time, on a fully-diluted basis (assuming the exercise or conversion of all Company Convertible Securities, as defined in Section 1.3(b)) (the “Common Stock Exchange Ratio”); and

(ii)  that number of fully paid and non-assessable shares of each of the Equitex Series L-1 Convertible Preferred Stock (the “L-1 Preferred Stock”), Equitex Series L-2 Convertible Preferred Stock (the “L-2 Preferred Stock”) and Equitex Series L-3 Convertible Preferred Stock (the “L-3 Preferred Stock”; collectively, the L-1 Preferred Stock, L-2 Preferred Stock and the L-3 Preferred Stock shall be referred to as the “Series L Preferred Stock”), respectively, equal to the quotient resulting from dividing (A) 100,000 by (B) the number of issued and outstanding shares of the Company’s Common Stock on the Closing Date, on a fully-diluted basis (assuming the exercise or conversion of all Company Convertible Securities, as defined in Section 1.3(b)) (the “Preferred Stock Exchange Ratio”); the Series L Preferred Stock shall have the rights, preferences and privileges as set forth in the Equitex Series L Convertible Preferred Stock Certificate of Designation, in the form attached hereto as Exhibit B (the “Certificate of Designation”), and be convertible as set forth therein.

Equitex shall issue to each holder of Company Common Stock (other than holders of shares extinguished pursuant to Section 1.3(c)) the number of shares of Equitex Common Stock and Series L Preferred Stock equal to the number of shares of Company Common Stock held by such shareholder multiplied by the Common Stock Exchange Ratio and Preferred Stock Exchange Ratio, respectively. No fractional shares of Equitex Common Stock or Series L Preferred Stock will be issued upon the exchange of Company Common Stock.

(b)  All outstanding securities exercisable or convertible into, or exchangeable for, shares of Company Common Stock (including without limitation options and warrants to purchase shares of Company Common Stock) that are outstanding immediately prior to the Effective Time (the “Company Convertible Securities”) shall convert automatically into securities exercisable or convertible into, or exchangeable for, that number of shares of Equitex Common Stock and Series L Preferred Stock (“Equitex Convertible Securities”) as the holders thereof would have been entitled to receive if such Company Convertible Securities had been converted into or exercised for shares of Company Common Stock immediately prior to the Effective Time, based on the Common Stock Exchange Ratio and Preferred Stock Exchange Ratio, respectively; provided, however, that the exercise price per share of Equitex Common Stock under each such Equitex Convertible Security received by holders of Company Convertible Securities will be equal to the quotient obtained by dividing the purchase price per share of Company Common Stock under each outstanding Company Convertible Security by the Common Stock Exchange Ratio and Preferred Stock Exchange Ration, as applicable. No fractional shares of Equitex Common Stock or Series L Preferred Stock will be issued upon exercise or conversion of Equitex Convertible Securities issuable hereunder. The Equitex Convertible Securities issuable upon the Merger under this paragraph (b) and the Equitex Common Stock and the Series L Preferred Stock issuable upon the Merger under paragraph (a) above are collectively referred to as the “Merger Consideration.”

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(c)  Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time and owned by Merger Sub, if any, shall be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

(d)  All issued and outstanding shares of common stock of Merger Sub held by Equitex immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and non-assessable share of common stock of the Surviving Company.

1.4  Rights of Holders of Company Capital Stock

(a)  On and after the Effective Date and until surrendered for exchange, each outstanding stock certificate that immediately prior to the Effective Date represented shares of Company Common Stock (except shares cancelled or extinguished pursuant to Section 1.3(c)) shall be deemed, for all purposes, to evidence ownership of and to represent the number of whole shares of Equitex Common Stock and Series L Preferred Stock into which such shares of Company Common Stock shall convert pursuant to Section 1.3(a) above. After the Effective Date, the record holder of each such outstanding certificate representing shares of Company Common Stock shall be entitled to vote the shares of Equitex Common Stock and Series L Preferred Stock, as applicable, into which such shares of Company Common Stock shall have been converted on any matters on which the holders of record of Equitex capital stock having voting rights shall be entitled to vote, as of any date after the Effective Date. In any matters relating to certificates representing Company common stock, Equitex shall be entitled to rely conclusively upon the record of stockholders containing the names and addresses of the holders of record of Company Common Stock on the Effective Date.

(b)  On and after the Effective Date, Equitex shall reserve a sufficient number of authorized but unissued shares of Equitex Common Stock and Series L Preferred Stock, as applicable, for issuance in connection with (i) the conversion of Company Common Stock into Equitex Common Stock and Series L Preferred Stock, (ii) the conversion or exercise of all Equitex Convertible Securities into which Company Convertible Securities are converted pursuant to Section 1.3(b) and (iii) the conversion of the foregoing Series L Preferred Stock.

1.5  Procedure for Exchange of Certificates

(a)  Equitex or its transfer agent shall act as exchange agent in the Merger (the “Exchange Agent”). As soon as practicable following the Effective Time, the Exchange Agent will mail or cause to be mailed to each former holder of Company Common Stock (except shares cancelled or extinguished pursuant to Section 1.3(c)), as recorded on the Company’s books and records immediately prior to the Merger, a letter of transmittal in customary form with instructions for effecting the exchange of certificates representing Company Common Stock and the Merger Consideration.

(b)  Upon surrender of a certificate representing Company Common Stock to the Exchange Agent (or its representative) for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent to effect the certificate exchange, each such former holder of Company Common Stock shall be entitled to receive certificates representing the number of whole shares of Equitex Common Stock and Series L Preferred Stock into which shares of Company Common Stock theretofore represented by the certificates so surrendered shall have been converted as provided in Section 1.3(a).

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(c)  If there is a transfer of Company Common Stock ownership which is not registered in the Company’s transfer records, a certificate representing the proper number of shares of Equitex Common Stock and Series L Preferred Stock may be issued to a Person other than the Person in whose name the certificate so surrendered is registered if: (i) upon presentation to the corporate secretary of Equitex, such certificate shall be properly endorsed or otherwise be in proper form for transfer, (ii) the Person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of shares of Equitex Common Stock and Series L Preferred Stock to a Person other than the registered holder of such certificate or establish to the reasonable satisfaction of Equitex that such tax has been paid or is not applicable, and (iii) the issuance of such Equitex Common Stock and Series L Preferred Stock shall not, in the sole discretion of Equitex, violate the requirements of applicable securities laws and regulations with respect to the private placement of Equitex Common Stock and Series L Preferred Stock that will result from the Merger. For all purposes of this Agreement, the term “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, governmental authority or other entity.

(d)  All shares of Equitex Common Stock and Series L Preferred Stock issued upon the surrender for exchange of Company Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.

(e)  Any shares of Equitex Common Stock and Series L Preferred Stock issued in the Merger will not be transferable except (i) pursuant to an effective registration statement under the Securities Act of 1933 (the “Securities Act”) or (ii) upon receipt by Equitex of a written opinion of counsel reasonably satisfactory to Equitex to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws. Restrictive legends shall be placed on all certificates representing shares of Equitex Common Stock and Series L Preferred Stock issued in the Merger, in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER CONDITIONS.

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES LAWS.

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The failure, however, of such certificates to contain such a legend shall not affect the enforceability of restrictions set forth in this Section 1.5, except as otherwise provided by applicable law.

(f)  In the event any certificate for Company Common Stock shall have been lost, stolen or destroyed, Equitex shall issue and pay in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of that fact by the holder thereof, such shares of Equitex Common Stock and Series L Preferred Stock as may be required pursuant to this Agreement.

1.6  No Dissenting Shares. Prior to the date hereof, the Company shall have obtained from each of its stockholders, in a form acceptable to Equitex in its sole discretion, a waiver of such stockholder’s respective dissenters’ rights under Section 262 of the DGCL.

1.7  Directors and Officers of Surviving Company. The directors and officers of the Company immediately prior to the Effective Time shall serve as the initial directors and officers, respectively, of the Surviving Company on and after the Effective Time; provided that, at the Effective Time, Equitex shall be entitled to appoint one additional director to the board of directors of the Surviving Company. Such directors (including any such director appointed by Equitex) and officers of the Surviving Company shall hold office for the term specified in, and subject to the provisions contained in, the Surviving Company’s certificate of incorporation and bylaws and applicable law.

Article 2
Representations and Warranties of the Company

The Company and Global Hydrofuel Technologies, Inc., a Canadian federal corporation and holder of a majority of the capital stock of the Company (“GHTI”), hereby jointly and severally represent and warrant to Equitex and Merger Sub as follows:

2.1  Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to carry on its business as now conducted. The Company is licensed or qualified to do business in every jurisdiction in which the nature of its business or its ownership of property requires it to be licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company or the Surviving Company given the Company’s current business operations. For all purposes of this Agreement, the term “Material Adverse Effect” shall, with respect to an entity, mean a material adverse effect on the business, operations, results of operations or financial condition of such entity on a consolidated basis.

2.2  Authority Relative to this Agreement; Non-Contravention. The Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company’s board of directors and, except for approval of this Agreement and the Merger by the requisite vote of the Company’s shareholders (the “Required Company Stockholder Vote”), no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming it is a valid and binding obligation of Equitex and Merger Sub, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally. Except as set forth in Schedule 2.2, the Company is not subject to, or obligated under, any provision of (a) its certificate of incorporation or bylaws, (b) any agreement, arrangement or understanding, (c) any license, franchise or permit or (d) subject to obtaining the approvals referred to in the next sentence, any law, regulation, order, judgment or decree, which would conflict with, be breached or violated, or in respect of which a right of termination or acceleration or any security interest, charge or encumbrance on any of its assets would be created, by the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby, other than any such conflicts, breaches, violations, rights of termination or acceleration or security interests, charges or encumbrances which, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on the Company or the Surviving Company. Except for (i) approvals under applicable blue sky laws, (ii) the filing of the Certificate of Merger with the Secretary of State of Delaware, and (iii) such filings, authorizations or approvals as may be set forth in Schedule 2.2, no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of the Company for the consummation by the Company of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make the same would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or the Surviving Company or adversely affect the consummation of the transactions contemplated hereby.

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2.3  Capitalization

(a)  The authorized, issued and outstanding shares of capital stock of the Company, and Company Convertible Securities, as of the date hereof are correctly set forth on Schedule 2.3(a). The issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive rights and are free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any option, lien, pledge, security interest, encumbrance or charge of any kind. Other than as described on Schedule 2.3(a), the Company has no other equity securities or securities containing any equity features (including Company Convertible Securities) authorized, issued or outstanding. Other than as described on Schedule 2.3(a), there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by the Company and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from the Company any shares of capital stock or other securities of the Company of any kind. Except as set forth on Schedule 2.3(a), there are no agreements or other obligations (contingent or otherwise) which may require the Company to repurchase or otherwise acquire any shares of its capital stock.

(b)  The Company does not own, and is not party to any contract to acquire, any equity securities or other securities of any entity or any direct or indirect equity or ownership interest in any other entity. To the Company’s Knowledge, there exist no voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of the Company.

2.4  Litigation. Except as set forth on Schedule 2.4, there are no actions, suits, proceedings, orders or investigations pending or, to the Company’s Knowledge, threatened against the Company, at law or in equity, or before or by any federal, state or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

2.5  No Brokers or Finders. Except as disclosed on Schedule 2.5, there are no claims for brokerage commissions, finders’ fees, investment advisory fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement, understanding, commitment or agreement made by or on behalf of the Company.

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2.6  Tax Matters

(a)  (i) The Company has timely filed (or has had timely filed on its behalf) all returns, declarations, reports, estimates, information returns, and statements, including any schedules and amendments to such documents (“Company Returns”), required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it by any taxing authority having jurisdiction; (ii) all such Company Returns are complete and accurate in all material respects; (iii) the Company has timely and properly paid (or has had paid on its behalf) all Taxes required to be paid by it; (iv) the Company has established on the Company Latest Balance Sheet (as defined in Section 2.14 below), in accordance with United States generally accepted accounting principles as in effect from time to time (“GAAP”), reserves that are adequate for the payment of any Taxes not yet due and payable; (v) the Company has complied with all applicable laws, rules, and regulations relating to the collection or withholding of Taxes from third parties, including without limitation employees, and the payment thereof (including without limitation withholding of Taxes under Code Sections 1441 and 1442, or similar provisions under any foreign laws).

(b)  For all purposes of this Agreement, the terms “Tax” and “Taxes” shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, environmental taxes, customs duties, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, workers’ compensation, employment-related insurance, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other governmental tax, fee, assessment or charge of any kind whatsoever including any interest, penalties or additions to any Tax or additional amounts in respect of the foregoing.

(c)  There are no liens for Taxes upon any assets of the Company, except liens for Taxes not yet due.

(d)  No deficiency for any Taxes has been proposed, asserted or assessed against the Company that has not been resolved and paid in full or is not being contested in good faith. Except as disclosed in Schedule 2.6, no waiver, extension or comparable consent given by the Company regarding the application of the statute of limitations with respect to any Taxes or Returns is outstanding, nor is any request for any such waiver or consent pending. Except as disclosed in Schedule 2.6, there has been no Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or Company Returns, nor is any such Tax audit or other proceeding pending, nor has there been any notice to the Company by any Taxing authority regarding any such Tax audit or other proceeding, or, to the Company’s Knowledge, is any such Tax audit or other proceeding threatened with regard to any Taxes or Company Returns. The Company does not expect the assessment of any additional Taxes of the Company for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes of the Company which would exceed the estimated reserves established on its books and records.

(e)  Except as set forth on Schedule 2.6, the Company is not a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by the Company not to be deductible (in whole or in part) under Section 280G of the Code. The Company is not liable for any Taxes of any other Person, and is not currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by the Company with respect to Taxes. The Company is not party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for federal income tax purposes. The Company has not agreed and is not required, as a result of a change in method of accounting or otherwise, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign law) in taxable income. The Company is not liable with respect to any indebtedness the interest of which is not deductible for applicable federal, foreign, state or local income tax purposes. The Company has not filed or been included in a combined, consolidated or unitary Tax return (or the substantial equivalent thereof) of any person.

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(f)  The Company has been neither a “distributing corporation” nor a “controlled corporation” (within the meaning of Section 355 of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

(g)  Except as set forth on Schedule 2.6, the Company has not requested any extension of time within which to file any Company Return, which return has not since been filed.

2.7  Contracts and Commitments

(a)  Schedule 2.7 hereto lists the following agreements, whether oral or written, to which the Company is a party, which are currently in effect, and which relate to the operation of the Company’s business: (i) collective bargaining agreement or contract with any labor union; (ii) bonus, pension, profit sharing, retirement or other form of deferred compensation plan; (iii) hospitalization insurance or other welfare benefit plan or practice, whether formal or informal; (iv) stock purchase or stock option plan; (v) contract for the employment of any officer, individual employee or other person on a full-time or consulting basis or relating to severance pay for any such person; (vi) confidentiality agreement; (vii) contract, agreement or understanding relating to the voting of the Company’s capital stock or the election of directors; (viii) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a lien on any of the assets of the Company; (ix) guaranty of any obligation for borrowed money or otherwise; (x) lease or agreement under which the Company is lessee of, or holds or operates any property, real or personal, owned by any other party, for which the annual rental exceeds $10,000; (xi) lease or agreement under which the Company is lessor of, or permits any third party to hold or operate, any property, real or personal, for which the annual rental exceeds $10,000; (xii) contract which prohibits the Company from freely engaging in business anywhere in the world; (xiii) license agreement or agreement providing for the payment or receipt of royalties or other compensation by the Company in connection with the intellectual property rights listed in Schedule 2.19(b) hereto; (xiv) contract or commitment for capital expenditures in excess of $10,000; (xv) agreement for the sale of any capital asset; (xvi) contracts, understandings, arrangements or commitments with respect to the acquisition and/or use by the Company of Intellectual Property of others or by others of Company Intellectual Property (as defined in Section 2.19 hereof); or (xvii) other agreement which is either material to the Company’s business or was not entered into in the ordinary course of business.

(b)  The Company has performed all obligations required to be performed by them in connection with the contracts or commitments required to be disclosed in Schedule 2.7 and is not in receipt of any claim of default under any contract or commitment required to be disclosed under such caption; the Company has no present expectation or intention of not fully performing any material obligation pursuant to any contract or commitment required to be disclosed under such caption; and the Company has no Knowledge of any breach or anticipated breach by any other party to any contract or commitment required to be disclosed under such caption.

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2.8  Affiliate Transactions. Except as set forth in Schedule 2.8, and other than pursuant to this Agreement, no officer, director or employee of the Company, any Company subsidiary or any member of the immediate family of any such officer, director or employee, or any entity in which any of such persons owns any beneficial interest (other than any publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent of the stock of which is beneficially owned by any of such persons) (collectively “Company Insiders”), has any agreement with the Company (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of the Company (other than ownership of capital stock of the Company). The Company is not indebted to any Company Insider (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary business expenses) and no Company Insider is indebted to the Company except for cash advances for ordinary business expenses). None of the Company Insiders has any direct or indirect interest in any competitor, supplier or customer of the Company or in any person, firm or entity from whom or to whom the Company leases any property, or in any other person, firm or entity with whom the Company transacts business of any nature. For purposes of this Section 2.8 the members of the immediate family of an officer, director or employee shall consist of the spouse, parents and children of such officer, director or employee.

2.9  Compliance with Laws; Permits

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(a)  Except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on the Company or the Surviving Company, the Company and its officers, directors, agents and employees have complied with all applicable laws, regulations and other requirements, including but not limited to federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers’ compensation, unemployment and building and zoning codes, and no claims have been filed against the Company, and the Company has not received any notice, alleging a violation of any such laws, regulations or other requirements. The Company is not relying on any exemption from or deferral of any such applicable law, regulation or other requirement that would not be available to Equitex after it acquires the Company’s properties, assets and business.

(b)  The Company has, in full force and effect, all licenses, permits and certificates, from federal, state, local and foreign authorities (including without limitation federal and state agencies regulating occupational health and safety) necessary to conduct its business and operate its properties (collectively, the “Company Permits”). A true, correct and complete list of all the Company Permits is set forth in Schedule 2.9 hereto. The Company has conducted its business in compliance with all material terms and conditions of the Company Permits, except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on the Company or the Surviving Company.

2.10  Financial Statements. The Company has provided Equitex unaudited balance sheets of the Company as of June 30, 2005, along with the related unaudited statements of income, changes in stockholders’ equity, and cash flows of the Company for the period then ended (the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with GAAP consistently applied with past practice and on that basis present fairly, in all material respects, the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company as of the date of and for the period referred to in the Company Financial Statements. Within three (3) weeks from the date hereof, the Company will provide audited balance sheets as of June 30, 2005 and related audited statements of income, changes in stockholders’ equity, and cash flows of the Company for the period then ended, such financial statements to be audited by a reasonable firm licensed to practice before the Securities and Exchange Commission.

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2.11  Books and Records. The books of account, minute books, stock record books, and other records of the Company, have been made available to Equitex, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or the Surviving Company. At the Closing, all of the Company’s records will be in the possession of the Company.

2.12  Real Property. The Company does not own any real property. Schedule 2.12 contains an accurate list of all leaseholds and other interests of the Company in any real property. The Company has good and valid title to those leaseholds and other interests free and clear of all liens and encumbrances, and the real property to which those leasehold and other interests pertain constitutes the only real property used in the Company’s business.

2.13  Insurance. The insurance policies owned and maintained by the Company that are material to the Company are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that the Company is not currently required, but may in the future be required, to pay with respect to any period ending prior to the date of this Agreement), and the Company has received no notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.

2.14  Absence of Undisclosed Liabilities. Except as reflected in the unaudited balance sheet of the Company at June 30, 2005 included among the Company Financial Statements, the Company has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities which have arisen after June 30, 2005 in the ordinary course of business, none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit, or (ii) as otherwise set forth in Schedule 2.14. As of the date hereof, the Company has less than $850,000 in aggregate liabilities.

2.15  Environmental Matters. The Company is, and at all times has been, in full compliance with, and has not been in violation of or liable under, any Environmental Law (as defined below) such that non-compliance or violation would reasonably be expected to have a materially adverse effect on the Company or the Surviving Company. The Company has no basis to expect, nor have it received, any actual or threatened order, notice or other communication from any governmental agency, office or body, or any private citizen, acting in the public interest, or the current or prior owner or operator of any building in which the Company transacts business, of any actual or potential violations or failure to comply with any Environmental Law. For purposes of this Agreement, the term “Environmental Law” shall mean any legal requirement that requires or relates to: (a) advising appropriate authorities, employees and/or the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits or other prohibitions, and the commencement of activities, such as resource extraction or construction, that could have a significant impact on the environment; (b) preventing or reducing to acceptable levels the release or existence of pollutants or hazardous materials or substances in the environment; (c) reducing the quantities, preventing the release or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged and used so that they do not present unreasonable risks to human health or the environment when used or disposed of; (e) protecting resources, species or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants or other potentially harmful substances; (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or (h) making responsible parties pay private parties or groups of private parties for damages done to their health or the environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public property or assets. None of the operations of the Company involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state, local or foreign equivalent.

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2.16  Absence of Certain Developments. Except as set forth in Schedule 2.16 or as disclosed in the Company Financial Statements or as otherwise contemplated by this Agreement, since June 30, 2005, the Company has conducted its business only in the ordinary course consistent with past practice and there has not occurred (a) any event having a Material Adverse Effect on the Company or likely to have a Material Adverse Effect on the Surviving Company, (b) any event that would reasonably be expected to prevent or materially delay the performance of the Company’s obligations pursuant to this Agreement, (c) any material change by the Company in its accounting methods, principles or practices, (d) any declaration, setting aside or payment of any dividend or distribution in respect of the shares of capital stock of the Company or any redemption, purchase or other acquisition of any of the Company’s securities, (e) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including without limitation the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan of the Company, or any other increase in the compensation payable or to become payable to any employees, officers, consultants or directors of the Company, (f) other than issuances of options pursuant to duly adopted option plans, any issuance, grants or sale of any stock, options, warrants, notes, bonds or other securities, or entry into any agreement with respect thereto by the Company, (g) any amendment to the Company’s certificate of incorporation or bylaws, (h) other than in the ordinary course of business consistent with past practice, any (i) capital expenditures by the Company, (ii) purchase, sale, assignment or transfer of any material assets by the Company, (iii) mortgage, pledge or existence of any lien, encumbrance or charge on any material assets or properties, tangible or intangible, of the Company, except for liens for taxes not yet due and such other liens, encumbrances or charges which do not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Surviving Company, or (iv) cancellation, compromise, release or waiver by the Company of any rights of material value or any material debts or claims, (i) any incurrence by the Company of any material liability (absolute or contingent), except for current liabilities and obligations incurred in the ordinary course of business consistent with past practice, (j) damage, destruction or similar loss, whether or not covered by insurance, materially affecting the business or properties of the Company, (k) entry into any agreement, contract, lease or license other than in the ordinary course of business consistent with past practice, (l) any acceleration, termination, modification or cancellation of any agreement, contract, lease or license to which the Company is a party or by which it is bound, (m) entry by the Company into any loan or other transaction with any officers, directors or employees of the Company, (n) any charitable or other capital contribution by the Company or pledge therefore, (o) entry by the Company into any transaction of a material nature other than in the ordinary course of business consistent with past practice, or (p) any negotiation or agreement by the Company to do any of the things described in the preceding clauses (a) through (p).

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2.17  Employee Benefit Plans

(a)  Schedule 2.17(a) lists all material (i) “employee benefit plans,” within the meaning of Section 3(3) of Employee Retirement Income Security Act of 1974 or any successor law and the regulations thereunder (“ERISA”), of the Company, (ii) bonus, stock option, stock purchase, stock appreciation right, incentive, deferred compensation, supplemental retirement, severance, and fringe benefit plans, programs, policies or arrangements, and (iii) employment or consulting agreements, for the benefit of, or relating to, any current or former employee (or any beneficiary thereof) of the Company, in the case of a plan described in (i) or (ii) above, that is currently maintained by the Company or with respect to which the Company has an obligation to contribute, and in the case of an agreement described in (iii) above, that is currently in effect (the “Company Plans”). The Company has heretofore delivered to Equitex true and complete copies of the Company Plans and any amendments thereto, any related trust, insurance contract, summary plan description, and, to the extent required under ERISA or the Code, the most recent annual report on Form 5500 and summaries of material modifications.

(b)  No Company Plan is (i) a “multiemployer plan” within the meaning of ERISA Sections 3(37) or 4001(a)(3), (ii) a “multiple employer plan” within the meaning of ERISA Section 3(40) or Code Section 413(c), or (iii) is subject to ERISA Title IV or Code Section 412.

(c)  Except as set forth in Schedule 2.17(c), there is no proceeding pending or, to the Company’s Knowledge, threatened against the assets of any Company Plan or, with respect to any Company Plan, against the Company other than proceedings that would not reasonably be expected to result in a material liability, and there is no proceeding pending or, to the Company’s knowledge, threatened in writing against any fiduciary of any Company Plan other than proceedings that would not reasonably be expected to result in a material liability.

(d)  Each of the Company Plans has been operated and administered in all material respects in accordance with its terms and applicable law, including but not limited to ERISA and the Code.

(e)  Each of the Company Plans that is intended to be “qualified” within the meaning of Code Section 401(a) of the Code has received a favorable determination, notification, or opinion letter from the Internal Revenue Service.

(f)  Except as set forth in Schedule 2.17(f), no director, officer, or employee of the Company will become entitled to retirement, severance or similar benefits or to enhanced or accelerated benefits (including any acceleration of vesting or lapsing of restrictions with respect to equity-based awards) under any Company Plan solely as a result of consummation of the transactions contemplated by this Agreement.

2.18  Employees.

(a)  Schedule 2.18 lists the following information for each employee and each director of the Company as of the date of this Agreement, including each employee on leave of absence or layoff status: (i) name; (ii) job title; (iii) current annual base salary or annualized wages; and (iv) cash bonus compensation earned during 2004.

(b)  Except as otherwise set forth in Schedule 2.18, or as contemplated by this Agreement, to the Company’s Knowledge, (i) neither any executive employee of the Company nor any group of the Company’s employees has any plans to terminate his, her or its employment; (ii) the Company has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers’ compensation claims pending against the Company nor is the Company aware of any facts that would give rise to such a claim; (iv) to the Company’s Knowledge, no employee of the Company is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company; and (v) no employee or former employee of the Company has any claim with respect to any intellectual property rights of the Company set forth in Schedule 2.18 hereto.

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2.19  Intellectual Property.

(a)  Except as set forth in Schedule 2.19(a), the Company owns or has valid and enforceable licenses to use all of the following used in or necessary to conduct its business as currently conducted (collectively, the “Company Intellectual Property”):

(i)  patents, including any registrations, continuations, continuations in part, renewals, and any applications for any of the foregoing (collectively, “Patents”);

(ii)  registered and unregistered copyrights and copyright applications (collectively, “Copyrights”);

(iii)  registered and unregistered trademarks, service marks, trade names, slogans, logos, designs and general intangibles of the like nature, together with all registrations and applications therefor (collectively, “Trademarks”);

(iv)  trade secrets, confidential or proprietary technical information, know-how, designs, processes, research in progress, inventions and invention disclosures (whether patentable or unpatentable) (collectively, “Know-How”); and

(v)  software (together with Patents, Copyrights, Trademarks, and Know-How, “Intellectual Property”).

(b)  Set forth on Schedule 2.19(b) is a complete and accurate list of all Patents, Trademarks, registered or material Copyrights and software owned by or licensed by or to, the Company, together with a complete and accurate list of all Persons from which or to which the Company licenses any material Intellectual Property. The Company has attached to Schedule 2.19(b) true and correct copies of the Company’s current license agreements (the Hydrogen Power License Agreements”). The Company, and to the Company’s Knowledge, each of the other parties to such Agreements, is not in breach of any term or provision of the Hydrogen Power License Agreements, and such Agreements are valid and enforceable.

(c)  Except as set forth on Schedule 2.19(c), and to the Company’s Knowledge, the Company has exclusive rights to the Company Intellectual Property (with the exception of any such rights retained by governmental organizations and licensors), free and clear of all liens and encumbrances and free of all licenses. No Copyright registration, Trademark registration, or Patent set forth in Schedule 2.19(b) has lapsed, expired or been abandoned or cancelled, or is subject to any pending or, to the Company’s Knowledge, threatened opposition or cancellation proceeding in any country.

(d)  Except as set forth in Schedule 2.19(d), and to the Company’s Knowledge, neither the conduct of the Company’s business nor the manufacture, marketing, licensing, sale, distribution or use of its products or services infringes upon the proprietary rights of any Person, and there are no infringements of the Company Intellectual Property by any Person. Except as set forth in Schedule 2.19(a) and Schedule 2.19(c), there are no claims pending or, to the Company’s Knowledge, threatened (i) alleging that the Company’s business as currently conducted infringes upon or constitutes an unauthorized use or violation of the proprietary rights of any Person, or (ii) alleging that the Company’s Intellectual Property is being infringed by any Person, or (iii) challenging the ownership, validity or enforceability of the Company Intellectual Property.

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(e)  The Company has not entered into any consent agreement, indemnification agreement, forbearance to sue, settlement agreement or cross-licensing arrangement with any Person relating to the Company Intellectual Property other than as part of the license agreements listed in Schedule 2.19(b) or set forth in Schedule 2.19(c).

(f)  Except as set forth in Schedule 2.19(f), the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other contract relating to the Company Intellectual Property that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Surviving Company.

2.20  Tax-Free Reorganization. Neither the Company nor, to the Company’s Knowledge, any of its Affiliates has through the date of this Agreement taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Code Section 368(a). For all purposes of this Agreement, the term “Affiliate” shall have the meaning as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as such regulation is in effect on the date hereof.

2.21  Vote Required. The affirmative vote of a majority of the votes of holders of the outstanding shares of Company Common Stock are entitled to cast is the only vote of the holders of any class or series of Company capital stock necessary to approve the Merger.

2.22  Full Disclosure. The representations and warranties of the Company contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact of which the Company has Knowledge that has not been disclosed to Equitex pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or could reasonably be expected to have a Material Adverse Effect on the Company or the Surviving Company or materially adversely affect the ability of the Company to consummate in a timely manner the transactions contemplated hereby.

Article 3
Representations and Warranties of Equitex and Merger Sub

Equitex and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

3.1  Organization and Qualification. Equitex and Merger Sub are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware; and each has the requisite corporate power to carry on their respective businesses as now conducted. The copies of the certificate of incorporation and bylaws of Equitex and Merger Sub which have been made available to the Company on or prior to the date of this Agreement are correct and complete copies of such documents as in effect as of the date of this Agreement. Equitex is licensed or qualified to do business in every jurisdiction which the nature of its business or its ownership of property requires it to be licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Equitex.

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3.2  Authority Relative to this Agreement; Non-Contravention. Each of Equitex and Merger Sub has the requisite corporate power and authority to enter into this Agreement, and to carry out its obligations hereunder. The execution and delivery of this Agreement by Equitex and Merger Sub, and the consummation by Equitex and Merger Sub of the transactions contemplated hereby have been duly authorized by the boards of directors of Equitex and Merger Sub. Except for approval of the Merger by Equitex (as the sole stockholder of Merger Sub) in accordance with the DGCL and the certificate of incorporation and bylaws of Merger Sub, no other corporate proceedings on the part of Equitex or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Equitex and Merger Sub and, assuming it is a valid and binding obligation of the Company, constitutes a valid and binding obligation of Equitex and Merger Sub enforceable in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally. Except as set forth in Schedule 3.2, Equitex is not subject to, nor obligated under, any provision of (a) its articles or certificate of incorporation or bylaws, (b) any agreement, arrangement or understanding, (c) any license, franchise or permit, nor (d) subject to obtaining the approvals referred to in the next sentence, any law, regulation, order, judgment or decree, which would conflict with, be breached or violated, or in respect of which a right of termination or acceleration or any security interest, charge or encumbrance on any of its assets would be created, by the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such conflicts, breaches, violations, rights of termination or acceleration or security interests, charges or encumbrances which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Equitex. Except for (i) approvals under applicable blue sky laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, and (iii) such filings, authorizations or approvals as may be set forth in Schedule 3.2, no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of Equitex for the consummation by Equitex or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make the same would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Equitex or Merger Sub.

3.3  Capitalization

(a)  The authorized, issued and outstanding shares of capital stock of Equitex, and all securities convertible into or exchangeable for capital stock of Equitex, as of the date hereof are correctly set forth on Schedule 3.3(a). The issued and outstanding shares of capital stock of Equitex are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive rights. Other than as described on Schedule 3.3(a), Equitex has no other equity securities or securities containing any equity features authorized, issued or outstanding. Except as set forth in Schedule 3.3(a), there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by Equitex and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from Equitex any shares of capital stock or other securities of Equitex of any kind. Except as set forth on Schedule 3.3(a), there are no agreements or other obligations (contingent or otherwise) which may require Equitex to repurchase or otherwise acquire any shares of its capital stock.

(b)  The authorized capital of Merger Sub consists of 1,000 shares of common stock, par value $.001 per share, one share of which is issued and outstanding. As of the date hereof, all such issued and outstanding shares of Merger Sub common stock are held of record by Equitex. The issued and outstanding shares of capital stock of Merger Sub are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive rights. There are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments obligating Merger Sub to issue, sell, purchase or redeem any shares of its capital stock or securities or obligations of any kind convertible into or exchangeable for any shares of its capital stock.

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3.4  Exchange Act Reports. Prior to the date of this Agreement, Equitex has delivered or made available to the Company complete and accurate copies of (a) Equitex’s Annual Reports on Form 10-KSB for the years ended December 31, 2004 (the “Equitex 10-K Reports”) as filed with the United States Securities and Exchange Commission (the “SEC”), (b) all Equitex proxy statements and annual reports to stockholders used in connection with meetings of Equitex stockholders held since Equitex’s incorporation (“Equitex Proxies”); (c) Equitex’s Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2003 through June 30, 2005 (the “Equitex 10-Q Reports”), as filed with the SEC; (d) all current reports on Form 8-K filed with the SEC after September 30, 2003 (the “Equitex 8-K Reports”); (e) all registration statements (as amended) under the Securities Act and Securities Exchange Act of 1934 filed by Equitex with the SEC (the “Equitex Registration Statements,” and together with the Equitex 10-K Reports, Equitex Proxies and Equitex 10-Q Reports, referred to as the “Equitex SEC Filings”). As of their respective dates, or as subsequently amended prior to the date hereof, to Equitex’s Knowledge, each of the Equitex SEC Filings (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied as to form in all material respects with the applicable rules and regulations of the SEC. The financial statements (including footnotes thereto) included in or incorporated by reference into the Equitex 10-K Reports, Equitex 10-Q Reports and the Equitex Registration Statements filed under the Securities Act (the “Equitex Financial Statements”) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise noted therein) and fairly present, in all material respects, the financial condition of Equitex as of the dates thereof and results of operations for the periods referred to therein. Equitex has not received any advice or notification from its independent certified public accountants that Acquisition has used any improper accounting practice or failed to maintain proper internal controls that would have the effect of not reflecting or incorrectly reflecting in the Equitex Financial Statements or the books and records of Equitex, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Equitex accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Equitex. Equitex has not engaged in any transaction, maintained any bank account, or used any funds of Equitex, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Equitex.

3.5  Litigation. As of the date hereof, there are no actions, suits, proceedings, orders or investigations pending or, to Equitex’s Knowledge, threatened against Equitex, at law or in equity, or before or by any federal, state or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

3.6  No Brokers or Finders. Except as disclosed on Schedule 3.6, there are no claims for brokerage commissions, finders’ fees, investment advisory fees or similar compensation in connection with this Agreement based on any arrangement, understanding, commitment or agreement made by or on behalf of Equitex.

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3.7  Tax Matters

(a)  (i) Equitex has timely filed (or has had timely filed on its behalf) all returns, declarations, reports, estimates, information returns, and statements, including any schedules and amendments to such documents (the “Equitex Returns”), required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it by any taxing authority having jurisdiction; (ii) all such Equitex Returns are complete and accurate in all material respects; (iii) Equitex has timely and properly paid (or has had paid on its behalf) all Taxes required to be paid by it; (iv) Equitex has established on the Equitex Latest Balance Sheet (as defined in Section 3.12 below), in accordance with GAAP, reserves that are adequate for the payment of any Taxes not yet due and payable; (v) Equitex has complied with all applicable laws, rules, and regulations relating to the collection or withholding of Taxes from third parties, including without limitation employees, and the payment thereof (including, without limitation, withholding of Taxes under Code Sections 1441 and 1442, or similar provisions under any foreign laws).

(b)  There are no liens for Taxes upon any assets of Equitex, except liens for Taxes not yet due.

(c)  No deficiency for any Taxes has been proposed, asserted or assessed against Equitex that has not been resolved and paid in full or is not being contested in good faith. No waiver, extension or comparable consent given by Equitex regarding the application of the statute of limitations with respect to any Taxes or Returns is outstanding, nor is any request for any such waiver or consent pending. Except as set forth on Schedule 3.7, there has been no Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or Equitex Returns, nor is any such Tax audit or other proceeding pending, nor has there been any notice to Equitex by any Taxing authority regarding any such Tax audit or other proceeding, or, to Equitex’s Knowledge, is any such Tax audit or other proceeding threatened with regard to any Taxes or Equitex Returns. Equitex does not expect the assessment of any additional Taxes of Equitex for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes of Equitex which would exceed the estimated reserves established on its books and records.

(d)  Except as set forth on Schedule3.7, Equitex has not requested any extension of time within which to file any Equitex Return, which return has not since been filed.

(e)  Except as set forth on Schedule 3.7, Equitex is not a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by Equitex not to be deductible (in whole or in part) under Section 280G of the Code. Equitex is not liable for any Taxes of any other Person, and is not currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by Equitex with respect to Taxes. Equitex is not party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for federal income tax purposes. Equitex has not agreed and is not required, as a result of a change in method of accounting or otherwise, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign law) in taxable income. Equitex is not liable with respect to any indebtedness the interest of which is not deductible for applicable federal, foreign, state or local income tax purposes.

3.8  Affiliate Transactions. Except as reported in Equitex SEC Filings or as set forth on Schedule 3.8, and other than pursuant to this Agreement, no officer, director or employee of Equitex or any member of the immediate family of any such officer, director or employee, or any entity in which any of such persons owns any beneficial interest (other than any publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent of the stock of which is beneficially owned by any of such persons) (collectively “Equitex Insiders”), has any agreement with Equitex (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Equitex (other than ownership of capital stock of Equitex). Equitex is not indebted to any Equitex Insider (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary business expenses) and no Equitex Insider is indebted to Equitex) except for cash advances for ordinary business expenses). None of the Equitex Insiders has any direct or indirect interest in any competitor, supplier or customer of Equitex or in any person, firm or entity from whom or to whom Equitex leases any property, or in any other person, firm or entity with whom Equitex transacts business of any nature. For purposes of this Section 3.8, the members of the immediate family of an officer, director or employee shall consist of the spouse, parents and children of such officer, director or employee.

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3.9  Compliance with Laws; Permits

(a)  Except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on Equitex, Equitex and its officers, directors, agents and employees have complied with all applicable laws, regulations and other requirements, including but not limited to federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers’ compensation, unemployment and building and zoning codes, and no claims have been filed against Equitex, and Equitex has not received any notice, alleging a violation of any such laws, regulations or other requirements.

(b)  Equitex has no licenses, permits and certificates from federal, state, local and foreign authorities (including without limitation federal and state agencies regulating occupational health and safety) and none are necessary to permit it to conduct its business and own and operate its properties

3.10  Real Property. Equitex does not own any real property. All leaseholds and other interests of Equitex in any real property are identified in the Equitex SEC Filings. Equitex has good and valid title to such leaseholds and other interests free and clear of all liens and encumbrances, and the real property to which those leasehold and other interests pertain constitutes the only real property used in Equitex’s business.

3.11  Insurance. The insurance policies owned and maintained by Equitex that are material to Equitex are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that Equitex is not currently required, but may in the future be required, to pay with respect to any period ending prior to the date of this Agreement), and Equitex has received no notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.

3.12  Absence of Undisclosed Liabilities. Except as reflected in the unaudited balance sheet of Equitex at June 30, 2005 included in Equitex’s Quarterly Report on Form 10-QSB for such period (the “Equitex Latest Balance Sheet”), Equitex has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities which have arisen after the date of the Equitex Latest Balance Sheet in the ordinary course of business, none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit, or (ii) as otherwise set forth in Schedule 3.12 attached hereto.

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3.13  Absence of Certain Developments. Except as set forth in Schedule 3.13 or as disclosed in the Equitex SEC Filings or as otherwise referenced in or contemplated by this Agreement, since Equitex’s Latest Balance Sheet, Equitex has conducted its business only in the ordinary course consistent with past practice and there has not occurred (a) any event having a Material Adverse Effect on Equitex, (b) any event that would reasonably be expected to prevent or materially delay the performance of Equitex’s obligations pursuant to this Agreement, (c) any material change by Equitex in its accounting methods, principles or practices, (d) any declaration, setting aside or payment of any dividend or distribution in respect of the shares of capital stock of Equitex or any redemption, purchase or other acquisition of any of Equitex’s securities, (e) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including without limitation the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan of Equitex, or any other increase in the compensation payable or to become payable to any employees, officers, consultants or directors of Equitex, (f) any issuance, grants or sale of any stock, options, warrants, notes, bonds or other securities, or entry into any agreement with respect thereto by Equitex, (g) any amendment to the certificate of incorporation or bylaws of Equitex, (h) other than in the ordinary course of business consistent with past practice, any (i) capital expenditures by Equitex, (ii) purchase, sale, assignment or transfer of any material assets by Equitex, (iii) mortgage, pledge or existence of any lien, encumbrance or charge on any material assets or properties, tangible or intangible, of Equitex, except for liens for taxes not yet due and such other liens, encumbrances or charges which do not, individually or in the aggregate, have a Material Adverse Effect on Equitex, or (iv) cancellation, compromise, release or waiver by Equitex of any rights of material value or any material debts or claims, (i) any incurrence by Equitex of any material liability (absolute or contingent), except for current liabilities and obligations incurred in the ordinary course of business consistent with past practice, (j) damage, destruction or similar loss, whether or not covered by insurance, materially affecting the business or properties of Equitex, (k) entry by Equitex into any agreement, contract, lease or license other than in the ordinary course of business consistent with past practice, (l) any acceleration, termination, modification or cancellation of any agreement, contract, lease or license to which Equitex is a party or by which any of them is bound, (m) entry by Equitex into any loan or other transaction with any officers, directors or employees of Equitex or any subsidiary or affiliate of Equitex, (n) any charitable or other capital contribution by Equitex or pledge therefore, (o) entry by Equitex into any transaction of a material nature other than in the ordinary course of business consistent with past practice, or (p) any negotiation or agreement by the Equitex to do any of the things described in the preceding clauses (a) through (p).

3.14  Tax Free Reorganization. Neither Equitex nor, to Equitex’s Knowledge, any of its Affiliates has through the date of this Agreement taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Code Section 368(a).

3.15  Validity of the Equitex Capital Stock. The shares of Equitex Common Stock and Series L Preferred Stock to be issued to holders of Company Common Stock pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and non-assessable. Similarly, the shares of Equitex Common Stock to be issued upon conversion of Series L Preferred Stock and upon exercise of the Equitex Convertible Securities, each issued as Merger Consideration under this Agreement will be, when issued, duly authorized, validly issued, fully paid and non-assessable.

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3.16  Full Disclosure. The representations and warranties of Equitex and Merger Sub contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact of which Equitex or Merger Sub has Knowledge that has not been disclosed to the Company pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or could reasonably be expected to have a Material Adverse Effect on Equitex or Merger Sub, or materially adversely affect the ability of Equitex or Merger Sub to consummate in a timely manner the transactions contemplated hereby.

Article 4
Conduct of Business Pending the Merger

4.1  Conduct of Business by Equitex. From the date of this Agreement until the Effective Date, except as set forth on Schedule 4.1 or as otherwise agreed to in writing by the Company or expressly contemplated or permitted by other provisions of this Agreement, including but not limited to this Section 4.1, Equitex shall not, directly or indirectly, (a) amend its certificate of incorporation or bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of Equitex, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of Equitex, (d) incur any indebtedness for borrowed money or guarantee such indebtedness of another person, issue or sell any debt securities, (e) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Equitex’s entry into this Agreement for which consents, waivers or modifications are required to be obtained as set forth on Schedule 3.2, (f) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Equitex’s past custom and practice, except as set forth on Schedule 4.1, (g) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof or (h) make or change any material tax elections, settle or compromise any material tax liability or file any amended tax return.

4.2  Conduct of Business by the Company. From the date of this Agreement until the Effective Date, or in the event of termination of this Agreement by Equitex pursuant to Section 7.1(b) or 7.1(c), until the earlier of (A) the thirtieth (30th) day following such termination or (B) the issuance of the Loan Conversion Shares (as defined in Section 5.1), unless Equitex shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to this Section 4.2, the Company shall not, directly or indirectly, (a) amend its certificate of incorporation or bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of the Company, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of the Company, (d) incur any indebtedness for borrowed money or guarantee such indebtedness of another person, issue or sell any debt securities, (e) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of the Company’s entry into this Agreement for which consents, waivers or modifications are required to be obtained as set forth on Schedule 2.2, (f) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and the Company’s past custom and practice, (g) issue or sell any capital stock or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except in connection with exercise or conversion of the Company securities outstanding on the date of this Agreement, (h) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof or (i) make or change any material tax elections, settle or compromise any material tax liability or file any amended tax return.

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Article 5
Additional Covenants and Agreements

5.1  Equitex Loan. On or within four (4) business days of the date hereof, Equitex shall loan the Company, in cash, Three Million and No/100 Dollars ($3,000,000) (the “Loan Amount”), pursuant to the terms and conditions of a promissory note in the principal amount of $3,000,000 and payable on the third anniversary of the date such Loan Amount is delivered to the Company, with interest accruing at a rate equal to the Prime Rate for U.S. banks as published in Money Rates Column of the Money and Investing Section of The Wall Street Journal from time to time, in the form attached hereto as Exhibit C (the “Promissory Note”). The Company’s payment and performance obligations under the Promissory Note shall be secured pursuant to a security agreement in the form attached hereto as Exhibit D (the “Security Agreement”). The Company hereby acknowledges receipt of $1,000,000 of the Loan Amount from Equitex on July 6, 2005. Subject to the provisions of this Section, in the event of termination of this Agreement, the Loan Amount paid by Equitex to the Company through the date of termination shall automatically and without any further action by the parties convert into shares of capital stock of the Company of the same class and series of the most senior class and series of Company capital stock outstanding as of the date hereof at a conversion rate of $3.00 per share (the “Loan Conversion Shares”); provided that, the Company shall have the right, for a period of 120 days after the resulting conversion, to redeem all of the Loan Conversion Shares at a price equal to 120% of the cash consideration paid therefor.. Notwithstanding the foregoing, in the event such termination is by Equitex pursuant to Section 7.1(b) or 7.1(c), the conversion of the Loan Amount shall be at the option of Equitex, in its sole discretion. The Company hereby covenants that it will reserve for issuance a sufficient number of shares of its senior class and series of capital stock to satisfy its obligation to issue such Loan Conversion Shares.

5.2  Amendment to Sublicense Agreement and Consent of UBC. On or prior to the Closing Date, the Company, GHTI and the University of British Columbia, a corporation continued under the University Act of British Columbia (“UBC”) shall enter into the First Amendment to the Sublicense Agreement and Consent, substantially in the form attached hereto as Exhibit E (the “Amended Sublicense Agreement”).

5.3  Governmental Filings. Each party will use all reasonable efforts and will cooperate with the other party in the preparation and filing, as soon as practicable, of all filings, applications or other documents required under applicable laws, including but not limited to the Exchange Act and the listing requirements of Nasdaq, to consummate the transactions contemplated by this Agreement. Prior to submitting each filing, application, registration statement or other document with the applicable regulatory authority, each party will, to the extent practicable, provide the other party with a meaningful opportunity to review and comment on each such application, registration statement or other document to the extent permitted by applicable law. Each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any required hearings or proceedings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

5.4  Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby by each party shall be borne solely by such party.

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5.5  Due Diligence; Access to Information; Confidentiality

(a)  Between the date hereof and the Effective Date, the Company and Equitex shall afford to the other party and their authorized representatives the opportunity to conduct and complete a due diligence investigation of the other party as described herein. In light of the foregoing, each party shall permit the other party full access on reasonable notice and at reasonable hours to its properties and shall disclose and make available (together with the right to copy) to the other party and its officers, employees, attorneys, accountants and other representatives, all books, papers and records relating to the assets, stock, properties, operations, obligations and liabilities of such party and its subsidiaries, including without limitation all books of account (including, without limitation, the general ledger), tax records, minute books of directors’ and stockholders’ meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory authority, accountants’ work papers, litigation files (including, without limitation, legal research memoranda), attorney’s audit response letters, documents relating to assets and title thereto (including without limitation abstracts, title insurance policies, surveys, environmental reports, opinions of title and other information relating to the real and personal property), plans affecting employees, securities transfer records and stockholder lists, and any books, papers and records relating to other assets or business activities in which such party may have a reasonable interest, and otherwise provide such assistance as is reasonably requested in order that each party may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the other party; provided, however, that the foregoing rights granted to each party shall, whether or not and regardless of the extent to which the same are exercised, in no way affect the nature or scope of the representations, warranties and covenants of the respective party set forth herein. In addition, each party and its officers and directors shall cooperate fully (including providing introductions, where necessary) with such other party to enable the party to contact third parties, including customers, prospective customers, specified agencies or others as the party deems reasonably necessary to complete its due diligence; provided further, that such party agrees not to initiate such contacts without the prior approval of the other party, which approval will not be unreasonably withheld.

(b)  Prior to Closing and if, for any reason, the transactions contemplated by this Agreement are not consummated, neither Equitex nor the Company nor any of their respective officers, employees, attorneys, accountants and other representatives shall disclose to third parties or otherwise use any confidential information received from the other party in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement; provided, however, that nothing shall be deemed to be confidential information which:

(i)  is known to the party receiving the information at the time of disclosure, unless any individual who knows the information is under an obligation to keep that information confidential;

(ii)  becomes publicly known or available without the disclosure thereof by the party receiving the information in violation of this Agreement; or

(iii)  is received by the party receiving the information from a third party not under an obligation to keep that information confidential.

This provision shall not prohibit the disclosure of information required to be made under federal or state securities laws, rules and regulations or by order of any federal, state or local regulatory agency or as otherwise required to be disclosed under applicable law. If any disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

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5.6  Stockholders’ Meetings

(a)  As promptly as practicable after the date hereof, each of the Company and Merger Sub shall, in accordance with the applicable provisions of the DGCL and their respective certificates of incorporation and bylaws, duly call, give notice of, convene and hold a special meeting of their respective stockholders for the purpose of considering and taking action upon this Agreement and the Merger, or, obtain written consents in lieu thereof in accordance with the DGCL from stockholders of the Company or Merger Sub, as applicable, that hold not less than the minimum number of votes that would be necessary to take action and authorize this Agreement and the Merger (in any case and regardless of whether pursued through a meeting or written consent in lieu thereof; and

(b)  As promptly as practicable after the date hereof, Equitex shall, in accordance with its certificates of incorporation and bylaws and applicable law, duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of considering and taking action satisfying the requirements of Nasdaq and other applicable securities laws and regulations, or obtain written consents in lieu thereof in accordance with the DGCL from stockholders of Equitex that hold not less than the minimum number of votes that would be necessary to take action and authorize this Agreement and the Merger.

5.7  Tax Treatment. None of Equitex, Merger Sub or the Company, or the Surviving Company after the Effective Date, shall knowingly take any action which could reasonably be expected to disqualify the Merger as a “reorganization” within the meaning of Code Section 368(a).

5.8  Press Releases. The Company and Equitex shall agree with each other as to the form and substance of any press release or public announcement related to this Agreement or the transactions contemplated hereby; provided, however, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which is required by law or regulation. If any such press release or public announcement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

5.9  Private Placement. Each of the Company and Equitex shall take all necessary action on its part such that the issuance of the Merger Consideration to the Company’s stockholders (and holders of Company Convertible Securities) constitutes a valid “private placement” under the Securities Act or is otherwise not subject to the registration requirements of the Securities Act. Without limiting the generality of the foregoing, (a) Equitex and the Company shall provide each Company stockholder with a stockholder qualification questionnaire in the form attached hereto as Exhibit F (the “Stockholder Questionnaire”) or Exhibit G (the “Non-U.S. Stockholder Questionnaire”) and (b) the Company shall use its best efforts to cause each Company stockholder to attest that (i) such stockholder is acquiring the Merger Consideration for his, her or its sole account, for investment and not with a view to the resale or distribution thereof and (ii) that such stockholder either (A) is an “accredited investor” as defined in Regulation D of the Securities Act, (B) has such knowledge and experience in financial and business matters that the stockholder is capable of evaluating the merits and risks of receiving the Merger Consideration, or (C) is not a “U.S. Person “within the meaning of Regulation S of the Securities Act and has not been offered the merger Consideration in the United State, or (D) has appointed an appropriate person reasonably acceptable to both Equitex and the Company to act as the stockholder’s purchaser representative in connection with evaluating the merits and risks of receiving the Merger Consideration.

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5.10  No Solicitation

(a)  Unless and until this Agreement shall have been terminated pursuant to Section 7.1, neither Equitex nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that Equitex may engage in such discussion in response to an unsolicited proposal from an unrelated and non-Affiliated party if Equitex’s board of directors determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of Equitex’s board of directors. Equitex will promptly advise the Company if it receives a proposal or inquiry with respect to the matters described above.

(b)  Unless and until this Agreement shall have been terminated pursuant to Section 7.1, neither the Company nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that the Company may engage in such discussion in response to any unsolicited proposal from an unrelated and non-Affiliated party if the Company’s board of directors determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of the Company’s board of directors. The Company will promptly advise Equitex if it receives a proposal or inquiry with respect to the matters described above.

5.11  Registration Rights. Equitex agrees to use its best efforts to prepare and file with the Securities and Exchange Commission (the “SEC”), as early s possible following Closing, and in no event later than sixty (60) days following closing, a registration statement under the Securities Act covering the resale of (i) the Equitex Common Stock issued at the Effective Time pursuant to the Merger and (ii) the Equitex Common Stock issuable upon conversion of the Series L Preferred Stock issued pursuant to the Merger (collectively, the “Registrable Securities”). Equitex will use its best efforts to obtain the effectiveness of such registration statement(s) as soon as practicable, and once effective, to maintain such effectiveness for a period of at least two years from the date such Registrable Securities were issued. Equitex’s obligation to obtain and maintain such effectiveness is conditioned upon the cooperation of the holders of the Registrable Securities in furnishing information to Equitex relating to such holders’ method of distribution and other information requested by Equitex. Any and all expenses incurred in connection with such registration shall be borne by Equitex. Any and all selling expenses incurred by the holders of the Registrable Securities shall be borne by such holders.

5.12  Monetization of FastFunds Shares. On or after date hereof, Equitex shall commence to monetize its holdings of the capital stock of FastFunds Financial Corporation, a Nevada corporation, in accordance with applicable law. Equitex agrees that it shall use the first $10,000,000 of the net proceeds from such monetization toward the exploitation and commercialization of the Company Intellectual Property, $5,000,000 of which shall be provided to the Company within 120 days of the Closing. Any funds in excess of $10,000,000 received by Equitex from such monetization may be used by Equitex in its sole discretion.

5.13  Use of Equitex Publicly Traded Warrant Proceeds. Equitex hereby agrees to use at least 95% of the net proceeds from the exercise of all publicly traded Equitex Class A and Class B redeemable warrants (or any warrants issued and exchanged thereof) for the exploitation and commercialization of the Company Intellectual Property. Any amounts payable under this Section 5.13 shall be made available to the Company within fifteen (15) days of receipt of such proceeds by Equitex.

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5.14  Right to Elect Director of Equitex. At the Effective Time, the Company shall be entitled to appoint one director to Equitex’s board of directors to hold office for the term specified in, and subject to the provisions contained in, Equitex’s Certificate of Incorporation, Bylaws and applicable law.

5.15  Notification of Certain Matters. On or prior to the Effective Date, each party shall give prompt notice to the other party of (i) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete after the date hereof in any material respect or, in the case of any representation or warranty given as of a specific date, would be likely to cause any such representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete in any material respect as of such specific date, (ii) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder or (iii) if such party determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled on or prior to the termination of this Agreement.

Article 6
Conditions

6.1  Conditions to Obligations of Each Party. The respective obligations of each party to effect the transactions contemplated hereby are subject to the fulfillment or waiver at or prior to the Effective Date of the following conditions:

(a)  There shall have been no law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the transactions contemplated hereby.

(b)  This Agreement and all of the transactions contemplated hereby shall have been duly authorized by the boards of directors of the Company, Equitex and Merger Sub. The Merger and this Agreement shall have been approved by the Required Company Stockholder Vote, by the stockholders of Equitex and by Equitex as the sole stockholder of Merger Sub.

(c)  There shall not be threatened, instituted or pending any action or proceeding before any court or governmental authority or agency (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions, (ii) seeking to prohibit direct or indirect ownership or operation by Equitex or Merger Sub of all or a material portion of the business or assets of the Company, or to compel Equitex or Merger Sub or any of their respective subsidiaries or the Company to dispose of or to hold separately all or a material portion of the business or assets of Equitex or of the Company, as a result of the transactions contemplated hereby; (iii) seeking to invalidate or render unenforceable any material provision of this Agreement or any of the other agreements attached as exhibits hereto or contemplated hereby, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated hereby.

(d)  There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby, by any federal, state or other court, government or governmental authority or agency, that would reasonably be expected to result, directly or indirectly, in any of the consequences referred to in Section 6.1(c).

(e)  There shall be available exemptions from the registration requirements of the Securities Act and all applicable blue sky laws for the offer and issuance of the Equitex Common Stock and Series L Preferred Stock pursuant to the Merger.

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6.2  Additional Conditions to Obligations of Equitex and Merger Sub

. The obligations of Equitex and Merger Sub to effect the transactions contemplated hereby in accordance with the terms of this Agreement are also subject to the fulfillment or waiver of the following conditions:

(a)  The Company shall have delivered to Equitex financial statements for any interim quarterly periods subsequent to the Company Financial Statements evidencing the financial and operational performance of the Company.

(b)  Since the date of this Agreement, the Company shall have continued to conduct its operations in accordance with the provisions of Section 4.2.

(c)  The Company shall have delivered to Equitex the Amended Sublicense Agreement executed by the Company, GHTI and UBC, in the form attached as Exhibit E hereto and as more fully discussed in Section 5.2.

(d)  The representations of the Company contained in this Agreement shall be accurate as of the date of this Agreement and as of the Effective Time, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification). The Company shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Effective Date.

(e)  The Company shall have obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement, including without limitation those set forth on Schedule 2.2, in order that the transactions contemplated herein not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of the Company’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting the Company or any license, franchise or permit of or affecting the Company.

(f)  The Company shall have received from each of its stockholders, in a form acceptable to Equitex in its sole discretion, a waiver of their respective dissenters’ rights under Section 262 of the DGCL. A copy of such waivers shall be provided to Equitex prior to the Effective Date hereof.

(g)  The Company shall have furnished to Equitex a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Effective Date, in which such officers shall certify that, to their best Knowledge, the conditions set forth in Sections 6.2(a), (b), (d) (e) and (f) have been fulfilled.

(h)  The Company shall have furnished to Equitex (i) copies of the text of the resolutions by which the corporate action on the part of the Company necessary to approve this Agreement, the Certificate of Merger and the transactions contemplated hereby and thereby were taken, (ii) a copy of the Company’s certificate of incorporation, certified by the Secretary of State of Delaware and one or more certificates from the Secretary of State of Delaware and any other jurisdictions evidencing the good standing of the Company in such jurisdictions in which it transacts business, and (iii) a certificate dated as of the Effective Date executed on behalf of the Company by its corporate secretary or one of its assistant corporate secretaries certifying to Equitex that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, and certifying that the certified copy of the Company’s certificate of incorporation is true, correct and complete as received from such governmental office.

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6.3  Additional Conditions to Obligations of the Company. The obligations of the Company to effect the transactions contemplated hereby in accordance with the terms of this Agreement are also subject to the fulfillment or waiver of the following conditions:

(a)  Since the date of this Agreement, Equitex shall have continued to conduct its operations in accordance with the provisions of Section 4.1 and the Certificate of Designation shall have been adopted and approved by Equitex’s board of directors and filed with appropriate authorities in the State of Delaware.

(b)  The representations of Equitex and Merger Sub contained in this Agreement shall be accurate as of the date of this Agreement and as of the Effective Time, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification). Equitex and Merger Sub, respectively, shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by them hereunder at or prior to the Effective Date.

(c)  Equitex and Merger Sub shall have obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement, including without limitation those set forth on Schedule 3.2, in order that the transactions contemplated herein not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Equitex’s or Merger Sub’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Equitex or any license, franchise or permit of or affecting Equitex.

(d)  Merger Sub shall have executed the Certificate of Merger.

(e)  Equitex shall have furnished to the Company a certificate of the Chief Executive Officer and the Chief Financial Officer of Equitex, dated as of the Effective Date, in which such officers shall certify that, to their best Knowledge, the conditions set forth in Sections 6.3(a), (b) and (c) have been fulfilled.

(f)  Equitex shall have furnished to the Company (i) copies of the text of the resolutions by which the corporate action on the part of Equitex necessary to approve this Agreement and the Certificate of Merger and the transactions contemplated hereby and thereby were taken, (ii) a copy of the certificate of incorporation of Equitex, certified by the Secretary of State of Delaware, and one or more certificates from the Secretary of State of Delaware and any other jurisdictions evidencing the good standing of Equitex in such jurisdictions in which it transacts business, and (iii) a certificate of the corporate secretary of Equitex dated as of the Effective Date certifying to the Company that copies of the resolution referred to in clause (i) above are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, and certifying that the certificates furnished pursuant to clause (ii) above are true, correct and complete as received from such governmental offices.

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Article 7
Termination

7.1  Termination. This Agreement may be terminated prior to the Effective Date:

(a)  by mutual consent of the Company and Equitex, if the boards of directors of each so determines by vote of a majority of the members of its entire board;

(b)  by Equitex, if the Company shall have breached any of its representations, or failed to perform any of its covenants, in either case as contained in this Agreement, which breach or failure to perform (i) causes the condition set forth in Section 6.2(d) not to be satisfied, and (ii) is incapable of being cured or has not been cured within 20 business days after the giving of written notice of such breach or failure to perform; provided, however, that Equitex may only terminate this Agreement pursuant this Section 7.1(b) if the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Equitex and the Surviving Company taken as a whole;

(c)  by Equitex if there has been a Material Adverse Effect on the Company reflected in the interim financial statements delivered by the Company under Section 6.2(a), judged with respect to Company’s the interim financial statements for the corresponding interim period of the Company’s prior fiscal year;

(d)  by the Company, if Equitex or Merger Sub shall have breached any of their representations, or failed to perform any of their covenants, in either case as contained in this Agreement, which breach or failure to perform (i) causes the condition set forth in Sections 6.1(b) and 6.3(b) not to be satisfied, and (ii) is incapable of being cured or has not been cured within 20 business days after the giving of written notice of such breach or failure to perform; provided, however, that the Company may only terminate this Agreement pursuant this Section 7.1(d) if the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on the Surviving Company; or

(e)  by either the Company or Equitex if the Effective Date is not on or before December 31, 2005, or such later date as the Company and Equitex may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party’s obligations under this Agreement).

Any party desiring to terminate this Agreement shall give prior written notice of such termination and the reasons therefor to the other parties.

Article 8
Indemnification

8.1  Indemnification of the Company. Equitex shall defend, indemnify and hold the Company, its Affiliates, and their respective directors, officers, employees and agents harmless from and against all liability, demands, damages, including expenses or losses including death, personal injury, illness or property damage (collectively, “Losses”) arising directly or indirectly out of any: (a) breach of this Agreement by Equitex, its Affiliates, or permitted assigns or transferees; (b) actual or asserted violations of applicable law by Equitex, its Affiliates, or permitted assignees or transferees; (c) use by Equitex, its Affiliates, or permitted assignees or transferees of the Company Intellectual Property; except, in any case, for those Losses for which the Company has an obligation to indemnify Equitex and its Affiliates pursuant to Section 8.2, as to which Losses each party shall indemnify the other to the extent of their respective liability for the Losses, other than liability resulting from the Company’s gross negligence, recklessness or willful misconduct (which liability shall be the Company’s for all purposes). For purposes of this Agreement, “Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For this purpose only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of a Person.

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8.2  Indemnification of Equitex. GHTI and the Company, jointly and severally from the date hereof until the Effective Date, and GHTI, individually from and after the Effective Date, shall defend, indemnify and hold Equitex, its Affiliates and their respective directors, officers, employees and agents harmless from and against all Losses arising directly or indirectly out of any: (a) breach of this Agreement by the Company, its Affiliates, or permitted assigns or transferees; (b) actual or asserted violations of applicable law by the Company, its Affiliates, or permitted assigns or transferees; or (c) any improper use by the Company, its Affiliates, or permitted assignees or transferees of the Company Intellectual Property; except, in any case, for those Losses for which Equitex has an obligation to indemnify the Company and its Affiliates pursuant to Section 8.1, as to which Losses each party shall indemnify the other to the extent of their respective liability for the Losses; provided that, the obligations of GHTI under this Article 8 shall be limited to an amount equal to the amount of Merger Consideration, together with any proceeds therefrom, received by GHTI.

8.3  Indemnification Procedure.

(a)  The indemnified party shall give the indemnifying party prompt written notice of any Losses or discovery of fact upon which such indemnified party intends to base a request for indemnification under Section 8.1 or Section 8.2, but in no event shall the indemnifying party be liable for any Losses that result from any delay in providing such notice. Each claim notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The indemnified party shall furnish promptly to the indemnifying party copies of all papers and official documents received in respect of any Losses. All indemnification claims in respect of a party, its Affiliates or their respective directors, officers, employees and agents shall be made solely by such party to this Agreement.

(b)  The obligations of an indemnifying party under this Article 8 with respect to Losses arising from claims of any third party that are subject to indemnification as provided for in Sections 8.1 or 8.2 (a “Third-Party Claim”) shall be governed by and be contingent upon the following additional terms and conditions:

(i)  At its option, the indemnifying party may assume the defense of any Third-Party Claim by giving written notice to the indemnified party within 30 days after the indemnifying party’s receipt of a claim notice as described in paragraph (a) above. The assumption of the defense of a Third-Party Claim by the indemnifying party shall not be construed as an acknowledgment that the indemnifying party is liable to indemnify any indemnified party in respect of the Third-Party Claim, nor shall it constitute a waiver by the indemnifying party of any defenses it may assert against any indemnified party’s claim for indemnification. Upon assuming the defense of a Third-Party Claim, the indemnifying party may appoint as lead counsel in the defense of the Third-Party Claim any legal counsel selected by the indemnifying party. In the event the indemnifying party assumes the defense of a Third-Party Claim, the indemnified party shall immediately deliver to the indemnifying party all original notices and documents (including court papers) received by any indemnified party in connection with the Third-Party Claim. Should the indemnifying party assume the defense of a Third-Party Claim, the indemnifying party shall not be liable to the indemnified party or any other indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the analysis, defense or settlement of the Third-Party Claim. In the event that it is ultimately determined that the indemnifying party is not obligated to indemnify, defend or hold harmless an indemnified party from and against the Third-Party Claim, the indemnified party shall reimburse the indemnifying party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying party in its defense of the Third-Party Claim with respect to such indemnified party.

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(ii)  Without limiting Section 8.3(b)(i), an indemnified party shall be entitled to participate in, but not control, the defense of such Third-Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the indemnified party’s own expense unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing or (ii) the indemnifying party has failed to assume the defense and employ counsel in accordance with Section 8.3(b)(i) (in which case the indemnified party shall control the defense).

(iii)  With respect to any Losses relating solely to the payment of money damages in connection with a Third-Party Claim and that will not result in the indemnified party’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the indemnified party in any manner, and as to which the indemnifying party shall have acknowledged in writing the obligation to indemnify the indemnified party hereunder, the indemnifying party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third-Party Claims, where the indemnifying party has assumed the defense of the Third-Party Claim in accordance with Section 8.3(b)(i), the indemnifying party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed). The indemnifying party shall not be liable for any settlement or other disposition of a Loss by an indemnified party that is reached without the written consent of the indemnifying party. Regardless of whether the indemnifying party chooses to defend or prosecute any Third-Party Claim, no indemnified party shall admit any liability with respect to, or settle, compromise or discharge, any Third-Party Claim without the prior written consent of the indemnifying party.

(iv)  Regardless of whether the indemnifying party chooses to defend or prosecute any Third-Party Claim, the indemnified party shall, and shall cause each other indemnified party to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to indemnifying party to, and reasonable retention by the indemnified party of, records and information that are reasonably relevant to such Third-Party Claim, and making indemnified parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying party shall reimburse the indemnified party for all its reasonable out-of-pocket expenses in connection therewith.

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(v)  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the indemnified party in connection with any claim shall be reimbursed on a calendar quarter basis by the indemnifying party, without prejudice to the indemnifying party’s right to contest the indemnified party’s right to indemnification and subject to refund in the event the indemnifying party is ultimately held not to be obligated to indemnify the indemnified party.

(vi)  From the date hereof until one year after the Effective Date, if GHTI is required to provide indemnification to Equitex hereunder, Equitex shall be entitled to offset that portion of the value of any Equitex Common Stock issued upon GHTI’s conversion of Series L Preferred Stock (such value to be determined as of the date of such conversion), as applicable, which is still due and owing at the time the indemnification obligation arises, and may continue to so offset future payments and issuances until such time as the indemnification obligations of GHTI shall have been satisfied in full.

Article 9
Dispute Resolution

9.1  Arbitration; Jurisdiction and Venue.

(a)  Except as described in Section 9.2(m), any dispute arising out of or related to this Agreement or any breach or alleged breach hereof (collectively referred to herein as a “dispute”) shall be exclusively decided by binding arbitration before a single arbitrator in the State of Delaware, pursuant to and in accordance with the terms and provisions of the Arbitration Protocol (as defined below). The Company, GHTI, Equitex and Merger Sub hereby irrevocably waive their respective right, if any, to have any disputes between them arising out of or related to this Agreement decided in any jurisdiction or venue other than by binding arbitration pursuant to the Arbitration Protocol. Each party understands that its agreement to submit to binding arbitration pursuant to the Arbitration Protocol, and its other covenants under this Article 9 is material consideration and inducement for the other to enter into this Agreement. As a consequence of this paragraph, each party shall have the right, in its sole discretion, to: (i) arbitrate any dispute it may have with such other party; or (ii) remove any complaint previously served and filed with a court by such other party to be resolved the underlying dispute by arbitration hereunder. In any arbitration hereunder, the arbitrator shall have the power and authority to issue temporary and permanent awards of injunctive and equitable relief. In any arbitration hereunder, a party may, pending the appointment of an arbitrator, seek temporary injunctive and equitable relief from a State court in Delaware.

(b)  Delaware state court shall have exclusive jurisdiction and venue over any disputes between the parties which require a judicial decision or judicial enforcement. In this regard, each party hereby irrevocably consents to the exclusive personal jurisdiction of the state courts in Delaware for the purposes of any action arising out of or related to this Agreement, specifically including but without limitation actions for temporary equitable relief, actions to compel arbitration, actions to enforce temporary and permanent arbitration awards, and any other proceedings pursuant to the Federal Arbitration Act (except proceedings in other jurisdictions to enforce judgments entered by the Delaware state court pursuant hereto).

(c)  Each party irrevocably covenants not to sue the other party in any jurisdiction or venue other than the Delaware state court for the purposes of any action arising out of or related to this Agreement or the Arbitration Protocol. Each party further agrees not to assist, aid, abet, encourage, be a party to, or participate in the commencement or prosecution of any lawsuit or action by any third party arising out of or related to this Agreement in any jurisdiction or venue other than a state court in Delaware.

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9.2  Arbitration Protocol. This Arbitration Protocol (the “Arbitration Protocol”) shall govern all arbitrations commenced pursuant to this Agreement:

(a)  This is the complete agreement between the parties on the subject of arbitration of disputes. The claims that are subject to binding arbitration hereunder include all of each party’s claims of any kind to any relief of any kind.

(b)  The parties agree that the arbitration of any dispute under this Arbitration Protocol shall be a confidential proceeding between only the parties hereto, and that no joinder of other parties shall be permitted by the Arbitrator, as defined below, and no class action shall be allowed by the arbitrator.

(c)  The American Arbitration Association shall administer the arbitration. The Commercial Rules of the American Arbitration Association (“Rules”) shall govern the arbitration except as those Rules may be modified in or by this Arbitration Protocol.

(d)  All arbitrations under this Arbitration Protocol shall be conducted before a single neutral arbitrator (the “Arbitrator”) mutually selected by the parties. If the parties cannot agree upon an Arbitrator, the Arbitrator shall be chosen in conformity with the Rules. In cases where temporary and/or permanent equitable relief is sought at the time of commencement of the arbitration, a party shall immediately and without delay select and appoint an Arbitrator to hear and determine the application for such relief subject only to the right of the other party to challenge the arbitrator for cause pursuant to the Rules and this Arbitration Protocol.

(e)  The Arbitrator shall be a former state or federal judge, or a person who has been licensed lawyer practicing in the State of Delaware for at least 15 years. The arbitrator cannot actively have any direct or indirect interest in favoring either party when deciding the case. The Arbitrator shall disclose in advance of the initial hearing any potential or actual conflict of interest, and shall thereafter disclose any newly arising potential or actual conflict of interest immediately upon learning of same.

(f)  The Arbitrator may award any and all interim and permanent damages, remedies and relief as would be available in a court in the State of Delaware except punitive or exemplary damages. Notwithstanding the foregoing, the Arbitrator may award any amounts allowed to a prevailing party pursuant to any statutory claim. The Arbitrator shall have the explicit authority to grant temporary and/or permanent equitable relief, including injunctions, to the full extent such authority is available to courts under Delaware law. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

(g)  Each party has the right to be represented by an attorney of their own choice. Each party will be responsible for payment of their own attorneys’ fees, court reporter fees, and other such costs and expenses for representation. Nevertheless, if any party prevails on a statutory claim that affords the prevailing party attorneys’ fees and/or recovery of costs, the Arbitrator may award reasonable fees and costs to the prevailing party.

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(h)  Discovery in each proceeding under this Arbitration Protocol shall be limited to (i) not more than three depositions per side, each deposition being limited to a maximum of seven hours in length, and (ii) no more than ten written interrogatories per party (including discrete subparts). The Arbitrator may, in his or her discretion, allow additional discovery only upon a showing of exigent circumstances that demonstrate good cause. Written requests for production of documents shall not be expressly limited in number, but must be reasonable in number and scope and reasonably calculated to lead to the discovery of admissible evidence. All discovery shall be accomplished on an expedited basis, with written responses and/or production of documents due within 20 business days of service, absent an extension of time agreed upon by the parties or granted by the Arbitrator upon a showing of good cause. All testimony and evidence produced during discovery shall be deemed confidential whether physically so designated or not, and may not be disclosed to any person other than the parties and their respective counsel, and may not be used for any purpose other than the arbitration proceeding. Either party may, in its discretion, designate testimony or evidence as “highly confidential for attorneys’ eyes only.” The parties may enter into a reasonable protective order containing such other terms and provisions as may be deemed necessary and expedient or, if the parties are unable to agree on the terms of a protective order, seek to have a protective order entered by the Arbitrator. To the extent discovery rules are not otherwise provided in this Arbitration Protocol, discovery shall be governed by the Federal Rules of Civil Procedure.

(i)  The arbitration shall be conducted within 60 days of service of an arbitration claim or, in the case of a removal of litigation for resolution pursuant to binding arbitration, arbitration demand made by a party hereunder. Any such claim or demand shall be made by written notice submitted in accordance with Section 10.1. The Arbitrator shall preside over the Arbitration hearing. Evidence may be introduced at the Arbitration hearing by live witnesses or by submission of affidavits, provided that the non-presenting party shall have been afforded an opportunity to cross-examine the witness either before or during the arbitration hearing. The location of the arbitration shall be in a convenient location in the State of Delaware, unless the parties agree to a different location or means of arbitration (including an arbitration by telephone or video conference).

(j)  The Arbitrator’s decision must be based on established principles of state law as to any state law claim and established principles of federal law as to any federal law claim. The decision of the arbitrator will be in writing, final and binding on the parties, subject to the rights of both parties to judicial review pursuant to the provisions of the Federal Arbitration Act. The arbitrator will deliver the decision and provide the written reasons for the award within ten calendar days of the conclusion of the Arbitration hearing (and any period thereafter allowed for written submissions). The Arbitrator’s award will have no binding affect on any other party or claim outside of the arbitration between the parties.

(k)  Each party shall have the right to bring an action in the state court to compel arbitration of any claim covered by the Agreement or this Arbitration Protocol.

(l)  All aspects of this Arbitration Protocol and the proceedings pursuant hereto shall be governed by and interpreted in accordance with the provisions of the Federal Arbitration Act. The arbitration award may be entered or challenged solely in accordance with, and upon the grounds specified in, the Federal Arbitration Act. Venue of any proceedings commenced pursuant to the Federal Arbitration Act shall be in Delaware state court.

(m)  The parties will share the costs and expenses of any advance filing fees and arbitrator compensation charges imposed by the administrator of the arbitration and the Arbitrator for the arbitration proceeding, and shall equally bear corresponding post-filing costs unless the Arbitrator determines that the equities require they be assessed differently.

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9.3  Exceptions and Qualifications to Binding Arbitration. Notwithstanding anything to the contrary contained in this Article 9:

(a)  Any claim, dispute, or controversy concerning the validity, enforceability, or infringement of any Patent licensed hereunder shall be resolved in any court having jurisdiction thereof. In the event that, in any arbitration proceeding, any issue shall arise concerning the validity, enforceability, or infringement of any such Patent, the arbitrators shall, to the extent possible, resolve all issues other than validity, enforceability and infringement; and, in any event, the arbitrators shall not delay the arbitration proceeding for the purpose of obtaining or permitting either party to obtain judicial resolution of such issues, unless an order staying the arbitration proceeding shall be entered by a court of competent jurisdiction. Neither party shall raise any issue concerning the validity, enforceability, or infringement of any Patent licensed hereunder, in any proceeding to enforce any arbitration award hereunder, or in any proceeding otherwise arising out of any such arbitration award.

(b)  A party may bring one or more claims for injunctive relief in a state or federal court in Delaware. In this regard, each party acknowledges and agrees that the restrictions set forth in 5.5 and 5.10 are reasonable and necessary to protect the legitimate interests of the other party and that such other party would not have entered into this Agreement in the absence of such restrictions, and that any violation or threatened violation of any provision of 5.5 or 5.10 may result in irreparable injury to such other party. Each Party also acknowledges and agrees that in the event of a violation or threatened violation of any provision of 5.5 or 5.10, the other party shall be entitled to seek preliminary and permanent injunctive relief without the necessity of having to post a bond. The rights provided in the immediately preceding sentence shall be cumulative and in addition to any other rights or remedies that may be available to such other party. Nothing in this paragraph (or any other provision of this Agreement) is intended, or should be construed, to limit a party’s right to preliminary and permanent injunctive relief or any other equitable remedy for breach of any other provision of this Agreement.

Article 10
General Provisions

10.1  Notices. All notices and other communications hereunder shall be in writing and shall be sufficiently given if made by hand delivery, by fax, by telecopier, by overnight delivery service, or by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by it by like notice):

If to the Company:	Hydrogen Power, Inc. 1942 Westlake Avenue, Suite 1010 Seattle, Washington 98101 Facsimile: (206) 728-2423 Attn: James Matkin, Chairman
With copies to:	Lang Michener LLP 1500 Royal Centre, P.O. Box 11117 1055 West Georgia Street Vancouver, British Columbia V6E 4N7 Facsimile: (604) 685-7084 Attn: Michael Taylor

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If to Equitex or Merger Sub:	Equitex, Inc. 7315 East Peakview Avenue Englewood, Colorado 80111 Facsimile: (303) 796-9762 Attn: Henry Fong, President
With copies to:	Maslon Edelman Borman & Brand, LLP 90 South Seventh Street, Suite 3300 Minneapolis, MN 55402 Facsimile: (612) 642-8358 Attn: William M. Mower

All such notices and other communications shall be deemed to have been duly given as follows: when delivered by hand, if personally delivered, when received, if delivered by registered or certified mail (postage prepaid and return receipt requested), when receipt acknowledged; if faxed or telecopied, on the day of transmission or, if that day is not a business day, on the next business day; and the next day delivery after being timely delivered to a recognized overnight delivery service.

10.2  Knowledge Convention. For all purposes of this Agreement, the term “Knowledge” means, with respect to an individual, that such individual is actually aware of a particular fact or other matter, with no obligation to conduct any inquiry or other investigation to determine the accuracy of such fact or other matter. A Person other than an individual shall be deemed to have Knowledge of a particular fact or other matter if the officers, directors or other management personnel of such Person had Knowledge of such fact or other matter.

10.3  No Survival. The representations and warranties and obligations contained in this Agreement shall survive the execution and deliver of this Agreement and the consummation of the transactions contemplated hereby for a period of one year following the Effective Date or earlier termination of this Agreement in accordance with Section 7.1; provided that, the obligations contained in Article 1 and any other obligation contained in this Agreement, including without limitation the terms in Sections 5.1 and 5.5(b) and Article 8, Article 9 and this Article 10, explicitly requiring performance or compliance after the one-year period following the Effective Date will survive indefinitely.

10.4  Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated.

10.5  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party’s anticipated benefits under this Agreement.

10.6  Amendment. This Agreement may not be amended or modified except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

10.7  Waiver. At any time prior to the Effective Date, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto or (b) waive compliance with any of the agreements of the other party or with any conditions to its own obligations, in each case only to the extent such obligations, agreements and conditions are intended for its benefit. Any such extension or waiver shall only be effective if made in writing and duly executed by the party giving such extension or waiver.

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10.8  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

10.9  Counterparts; Delivery. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

10.10  Third-Party Beneficiaries. Except as provided in the next following sentence, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto; provided, however, that in the event that the Merger is consummated, the Company stockholders shall be third-party beneficiaries under the provisions of this Agreement giving them the right to the Merger Consideration.

10.11  Governing Law. This Agreement is governed by the internal laws of the State of Delaware without regard to its conflicts-of-law principles.

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In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

HYDROGEN POWER, INC.: By: /s/ James G. Matkin Name: James G. Matkin Title: Executive Chairman	EQUITEX, INC.: By: /s/ Henry Fong Name: Henry Fong Title: President
EI ACQUISITION CORP.: By: /s/ Henry Fong Name: Henry Fong Title: President

ACKNOWLEDGED AND AGREED AS TO
ARTICLE 2, ARTICLE 8 AND ARTICLE 9
OF THIS AGREEMENT:

GLOBAL HYDROFUEL TECHNOLOGIES, INC.

By: /s/ James G. Matkin
Name: James G. Matkin
Title: Executive Chairman

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

BY AND AMONG

EQUITEX, INC.,

EI ACQUISITION CORP.,

AND

HYDROGEN POWER, INC.

October 31, 2005

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

This First Amendment to Agreement and Plan of Merger and Reorganization (this “Agreement”) is entered into as of October 31, 2005, by and among Hydrogen Power, Inc., a Delaware corporation (the “Company”), Equitex, Inc., a Delaware corporation (“Equitex”), and EI Acquisition Corp., a Delaware corporation that is wholly owned by Equitex (the “Merger Sub”).

INTRODUCTION

A.  The Company, Equitex and Merger Sub have entered into that certain Agreement and Plan of Merger and Reorganization dated September 13, 2005 (the “Merger Agreement”) whereby the Company and Merger Sub will merge with the surviving corporation being a subsidiary of Equitex (the “Merger”).

B.  Equitex desires to acquire 850,000 shares of the common stock of the Company from the shareholders of the Company (the “HPI Shareholders”) in exchange for the issuance of 700,000 shares of the common stock of Equitex to the HPI Shareholders, on a pro rata basis (the “Share Exchange”).

C.  The Share Exchange is to be completed in advance of the Merger on the terms and subject to the conditions of the share exchange agreement to be entered into between Equitex and the HPI Shareholders in the form attached hereto as Exhibit A (the “Share Exchange Agreement”).

D.  The Company, Equitex and Merger Sub have agreed to amend the Merger Agreement by entering into this Agreement in order to consent to the Share Exchange Agreement and to adjust the share conversion ratios as a result of the completion of the Share Exchange in advance of the Merger.

E.  The Company, Equitex and Merger Sub have agreed to further amend the Merger Agreement by entering into this Agreement in order to confirm that the Company Warrants (as defined herein) will be exchanged for warrants to purchase an equivalent number of shares of Equitex common stock at an exercise price of $3.00 per share.

F.  The Company, Equitex and Merger Sub have agreed to further amend the Merger Agreement to (i) allow for the Company to merge with and into the Merger Sub, and the Merger Sub to be the Surviving Corporation (as defined in Section 1.1 of the Merger Agreement) and (ii) provide voting rights to the holders of the Series L Preferred Stock issued pursuant to the Merger.

G.  The parties to this Agreement intend to adopt the Merger Agreement, as amended by this Agreement, as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties to the Merger Agreement, as amended by this Agreement, confirm their intention that the Merger qualify as a “reorganization,” within the meaning of Code Section 368(a) and a “foreign merger” within the meaning of Section 87(8.1) of the Income Tax Act (Canada), and that, with respect to the Merger, Equitex, Merger Sub and the Company will each be a “party to a reorganization,” within the meaning of Code Section 368(b).

AGREEMENT

Now, Therefore, in consideration of the foregoing premises, and the representations, warranties and covenants contained herein, the parties hereto agree as follows:

Article 1

Amendment

1.1  Share Exchange. Each party hereto consents to the completion of the Share Exchange on the terms and conditions of Share Exchange Agreement.

1.2  Amendment to Merger Structure. In order to reflect a change in the structure of the Merger with respect to the surviving corporation in the Merger:

(a)  Paragraph A of the Introduction to the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“A. The boards of directors of the Company, Equitex and Merger Sub have determined that it is in the best interests of such corporations and their respective stockholders to consummate a merger (the “Merger”) of the Company with and into the Merger Sub, with the Merger Sub remaining as the surviving corporation and a wholly owned subsidiary of Equitex.”

(b)  Section 1.1 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“1.1 The Merger. Subject to the satisfaction or waiver of the conditions set forth in Article 6, at the Effective Time (as defined in Section 1.2(d) below), (i) the Company will merge with and into the Merger Sub, and (ii) the Merger Sub will be the surviving corporation to the Merger and a wholly owned subsidiary of Equitex. The term “Surviving Company” as used herein shall mean the Merger Sub as a wholly owned subsidiary of Equitex after giving effect to the Merger. The Merger will be effected pursuant to the execution and filing of a certificate of merger in accordance with the provisions of the DGCL, and in substantially the form attached hereto as Exhibit A (the “Certificate of Merger”).”

1.3  Amendment to Date of Closing. In order to reflect a change in the date of the Closing, Section 1.2(d) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Subject to the provisions of Article 6 and Article 7, the closing of the transactions contemplated hereby (the “Closing”) shall take place by mutual release of all Closing deliveries at a mutually agreeable date and time, but in no event later than December 31, 2005. On the Closing date, to effect the Merger, the parties hereto will cause the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with the DGCL. The Merger shall become effective upon such filing of the Certificate of Merger or at such later date or time as is specified in the Certificate of Merger (the “Effective Time”). As used herein, the term “Effective Date” shall mean the date on which Merger shall become effective pursuant to this Section 1.2(d).”

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1.4  Adjustment to Merger Consideration. In order to reflect the completion of the Share Exchange in advance of the Merger, Section 1.3 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“1.3 Effect on the Company’s Capital Stock and Merger Sub Capital Stock. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Effective Time:

(a)  Each issued and outstanding share of Company common stock (“Company Common Stock”) immediately prior to the Effective Time, other than shares to be extinguished pursuant to Section 1.3(d), shall be converted into and exchanged for:

(i)  that number of fully paid and non-assessable shares of Equitex common stock (“Equitex Common Stock”) equal to the quotient resulting from dividing (A) the number of shares determined by taking the product of (1) the number of shares of Equitex Common Stock issued and outstanding immediately prior to the Effective Time minus 700,000, multiplied by (2) 0.4, and subtracting from such product 700,000 by (B) the number shares of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time, on a fully diluted basis, less 850,000, but not assuming the exercise of the Company Warrants (as defined in Section 1.3(c)) issued and outstanding immediately prior to the Effective Time (the “Common Stock Exchange Ratio”); and

(ii)  that number of fully paid and non-assessable shares of each of the Equitex Series L-1 Convertible Preferred Stock (the “L-1 Preferred Stock”), Equitex Series L-2 Convertible Preferred Stock (the “L-2 Preferred Stock”) and Equitex Series L-3 Convertible Preferred Stock (the “L-3 Preferred Stock”; collectively, the L-1 Preferred Stock, L-2 Preferred Stock and the L-3 Preferred Stock shall be referred to as the “Series L Preferred Stock”), respectively, equal to the quotient resulting from dividing (A) 100,000 by (B) the number of issued and outstanding shares of the Company’s Common Stock immediately prior to the Effective Time, on a fully diluted basis, less 850,000, but not assuming the exercise of the Company Warrants (as defined in Section 1.3(d)) issued and outstanding immediately prior to the Effective Time (the “Preferred Stock Exchange Ratio”); the Series L Preferred Stock shall have the rights, preferences and privileges as set forth in the Equitex Series L Convertible Preferred Stock Certificate of Designation, in the form attached hereto as Exhibit B (the “Certificate of Designation”), and be convertible as set forth therein.

Equitex shall issue to each holder of Company Common Stock (other than holders of shares extinguished pursuant to Section 1.3(d)) the number of shares of Equitex Common Stock and Series L Preferred Stock equal to the number of shares of Company Common Stock held by such shareholder multiplied by the Common Stock Exchange Ratio and Preferred Stock Exchange Ratio, respectively. No fractional shares of Equitex Common Stock or Series L Preferred Stock will be issued upon the exchange of Company Common Stock.

(b)  All options to purchase Company Common Stock, as set forth in Disclosure Schedule 2.3 to this Agreement (the “Company Options”), or other securities of the Company exercisable or convertible into, or exchangeable for, shares of Company Common Stock that are outstanding immediately prior to the Effective Time, other than the Company Warrants (collectively, the “Company Convertible Securities”), shall convert automatically into securities exercisable or convertible into, or exchangeable for, that number of shares of Equitex Common Stock and Series L Preferred Stock (“Equitex Convertible Securities”) as the holders thereof would have been entitled to receive if such Company Convertible Securities had been converted into or exercised for shares of Company Common Stock immediately prior to the Effective Time, based on the Common Stock Exchange Ratio and Preferred Stock Exchange Ratio, respectively; provided, however, that the exercise price per share of Equitex Common Stock under each such Equitex Convertible Security received by holders of Company Convertible Securities will be equal to the quotient obtained by dividing the purchase price per share of Company Common Stock under each outstanding Company Convertible Security by the Common Stock Exchange Ratio and Preferred Stock Exchange Ratio, as applicable. No fractional shares of Equitex Common Stock or Series L Preferred Stock will be issued upon exercise or conversion of Equitex Convertible Securities issuable hereunder.

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(c)  All outstanding warrants to purchase shares of the Company’s common stock, as listed in Disclosure Schedule 2.3 to this Agreement (the “Company Warrants”), shall be exchanged for warrants to purchase an equivalent number of shares of Equitex Common Stock, without adjustment, at an exercise price of $3.00 per share (“Equitex Warrants”) for the unexpired term of the original share purchase warrants.

(d)  Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time and owned by Equitex or Merger Sub, if any, shall be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

(e)  All issued and outstanding shares of common stock of Merger Sub held by Equitex immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and non-assessable share of common stock of the Surviving Company.

(f)   The Equitex Warrants issuable upon the Merger under paragraph 1.3(c) above, the Equitex Convertible Securities issuable upon the Merger under paragraph 1.3(b) above and the Equitex Common Stock and the Series L Preferred Stock issuable upon the Merger under paragraph 1.3(a) above are collectively referred to as the “Merger Consideration.””

1.5  Registration Rights for Warrant Shares. The shares of Equitex common stock issuable upon exercise of the Equitex Share Purchase Warrants will be treated as “Registrable Securities” for the purposes of Section 5.11 of the Merger Agreement and Equitex will use its best efforts to prepare and file with the Securities and Exchange Commission (the “SEC”), as early as possible following closing of the Merger Agreement, and in no event later than sixty (60) days following closing, a registration statement under the Securities Act covering the resale of the shares of Equitex common stock issuable upon exercise of the Equitex Share Purchase Warrants. Equitex will use its best efforts to obtain the effectiveness of such registration statement(s) as soon as practicable, and once effective, to maintain such effectiveness for a period of at least two years from the date such shares issued. Equitex’s obligation to obtain and maintain such effectiveness is conditioned upon the cooperation of the holders of the Equitex Share Purchase Warrants in furnishing information to Equitex relating to such holders’ method of distribution and other information requested by Equitex. Any and all expenses incurred in connection with such registration shall be borne by Equitex. Any and all selling expenses incurred by the holders of the Equitex Share Purchase Warrants shall be borne by such holders.

1.6  Additional Conditions to Obligations of Equitex and Merger Sub. The following shall be incorporated into the Merger Agreement as Section 6.2(i):

“(i) The Company shall have received, on or prior to the Closing Date, from the holders thereof, all of the Company Warrants to be exchanged for Equitex Warrants.”

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1.7  Inclusion of Voting Rights for Series L Preferred Stock. In order to allow for the provision of voting rights to the holders of the Series L Preferred Stock, the Certificate of Designation attached as Exhibit B to the Merger Agreement is hereby deleted in its entirety and replaced with the Certificate of Designation attached hereto as Exhibit A.

Article 2
General Provisions

2.1  Merger Agreement in Full Force and Effect. The Merger Agreement shall continue in full force and effect without amendment except as expressly provided for in this Agreement.

2.2  Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated.

2.3  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party’s anticipated benefits under this Agreement.

2.4  Amendment. This Agreement may not be amended or modified except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

2.5  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

2.6  Counterparts; Delivery. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

2.7  Governing Law. This Agreement is governed by the internal laws of the State of Delaware without regard to its conflicts-of-law principles.

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In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

HYDROGEN POWER, INC.: By: /s/ James Matkin Name: James Matkin Title: Chairman	EQUITEX, INC.: By: /s/ Henry Fong Name: Henry Fong Title: President
EI ACQUISITION CORP.: By: /s/ Henry Fong Name: Henry Fong Title: President

SECOND AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

BY AND AMONG

EQUITEX, INC.,

EI ACQUISITION CORP.,

AND

HYDROGEN POWER, INC.

November 11, 2005

SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

        This Second Amendment to Agreement and Plan of Merger and Reorganization (this “Agreement”) is entered into as of November 11, 2005, by and among Hydrogen Power, Inc., a Delaware corporation (the “Company”), Equitex, Inc., a Delaware corporation (“Equitex”), and EI Acquisition Corp., a Delaware corporation that is wholly owned by Equitex (the “Merger Sub”).

INTRODUCTION
        A.  The Company, Equitex and Merger Sub have entered into that certain Agreement and Plan of Merger and Reorganization dated September 13, 2005, as amended in that certain Second Amendment to Agreement and Plan of Merger and Reorganization dated October 31, 2005 (as amended, the “Merger Agreement”) whereby the Company and Merger Sub will merge with the surviving corporation being a subsidiary of Equitex (the “Merger”).

        B.  The Company, Equitex and Merger Sub have agreed to amend the Merger Agreement by entering into this Agreement in order to extend the termination date of the Merger Agreement to February 15, 2005.

        C.  The parties to this Agreement intend to adopt the Merger Agreement, as amended by this Agreement, as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties to the Merger Agreement, as amended by this Agreement, confirm their intention that the Merger qualify as a “reorganization,” within the meaning of Code Section 368(a) and a “foreign merger” within the meaning of Section 87(8.1) of the Income Tax Act (Canada), and that, with respect to the Merger, Equitex, Merger Sub and the Company will each be a “party to a reorganization,” within the meaning of Code Section 368(b).

AGREEMENT
        Now, Therefore, in consideration of the foregoing premises, and the representations, warranties and covenants contained herein, the parties hereto agree as follows:

Article 1
Amendment
        1.1  Amendment to Termination Date. In order to reflect a change in the termination date of the Merger Agreement, Section 7.1(e) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“(e) by either the Company or Equitex if the Effective Date is not on or before February 15, 2006, or such later date as the Company and Equitex may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party’s obligations under this Agreement).”

Article 2
General Provisions
        2.1  Merger Agreement in Full Force and Effect. The Merger Agreement shall continue in full force and effect without amendment except as expressly provided for in this Agreement.

        2.2  Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated.

        2.3  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party’s anticipated benefits under this Agreement.

        2.4  Amendment. This Agreement may not be amended or modified except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

        2.5  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

        2.6  Counterparts; Delivery. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

        2.7  Governing Law. This Agreement is governed by the internal laws of the State of Delaware without regard to its conflicts-of-law principles.

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In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

HYDROGEN POWER, INC.: By: /s/ James Matkin Name: James Matkin Title: Chairman	EQUITEX, INC.: By: /s/ Henry Fong Name: Henry Fong Title: President
EI ACQUISITION CORP.: By: /s/ Henry Fong Name: Henry Fong Title: President

THIRD AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

BY AND AMONG

EQUITEX, INC.,

EI ACQUISITION CORP.,

AND

HYDROGEN POWER, INC.

December 15, 2005

THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION

This Third Amendment to Agreement and Plan of Merger and Reorganization (this “Agreement”) is entered into as of December 15, 2005, by and among Hydrogen Power, Inc., a Delaware corporation (the “Company”), Equitex, Inc., a Delaware corporation (“Equitex”), and EI Acquisition Corp., a Delaware corporation that is wholly owned by Equitex (the “Merger Sub”).

INTRODUCTION

A.  The Company, Equitex and Merger Sub have entered into that certain Agreement and Plan of Merger and Reorganization dated September 13, 2005, as amended in that certain First Amendment to Agreement and Plan of Merger and Reorganization dated October 31, 2005 and that certain Second Amendment to Agreement and Plan of Merger and Reorganization Dated November 11, 2005 (as amended, the “Merger Agreement”) whereby the Company and Merger Sub will merge with the surviving corporation being a subsidiary of Equitex (the “Merger”).

B.  The Company, Equitex and Merger Sub have agreed to amend the Merger Agreement by entering into this Agreement in order to reflect an agreement between the parties relating to certain obligations of Equitex under the Merger Agreement.

C.  The parties to this Agreement intend to adopt the Merger Agreement, as amended by this Agreement, as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties to the Merger Agreement, as amended by this Agreement, confirm their intention that the Merger qualify as a “reorganization,” within the meaning of Code Section 368(a) and a “foreign merger” within the meaning of Section 87(8.1) of the Income Tax Act (Canada), and that, with respect to the Merger, Equitex, Merger Sub and the Company will each be a “party to a reorganization,” within the meaning of Code Section 368(b).

AGREEMENT

Now, Therefore, in consideration of the foregoing premises, and the representations, warranties and covenants contained herein, the parties hereto agree as follows:

Article 1
Amendment

1.1  Amendment to Equitex Covenants Relating to Monetization of FastFunds. In order to reflect a change in Equitex’s obligations relating to the monetization of FastFunds Financial Corporation, Section 5.12 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“On or after date hereof, Equitex shall commence to monetize its holdings of the capital stock of FastFunds Financial Corporation, a Nevada corporation, in accordance with applicable law. Equitex agrees that it shall use the first $10,000,000 of the net proceeds from such monetization toward the exploitation and commercialization of the Company Intellectual Property, $5,000,000 of which shall be provided to the Company within 45 days of the Closing; provided that, to the extent such monetization of FastFunds Financial Corporation does not occur within 45 days of the Closing, Equitex shall have the option, at its sole discretion, to provide to the Company such $5,000,000 from other sources. Any funds in excess of $10,000,000 (or $5,000,000 if $5,000,000 is received from other sources as specified in the preceding sentence) received by Equitex from such monetization may be used by Equitex in its sole discretion.”

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Article 2
General Provisions

2.1  Merger Agreement in Full Force and Effect

. The Merger Agreement shall continue in full force and effect without amendment except as expressly provided for in this Agreement.

2.2  Interpretation

. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated.

2.3  Severability

. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party’s anticipated benefits under this Agreement.

2.4  Amendment

. This Agreement may not be amended or modified except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

2.5  Miscellaneous

. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

2.6  Counterparts; Delivery

. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

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2.7  Governing Law

. This Agreement is governed by the internal laws of the State of Delaware without regard to its conflicts-of-law principles.

[SIGNATURE PAGE TO FOLLOW.]

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In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

HYDROGEN POWER, INC.: By: /s/ James Matkin Name: James Matkin Title: Chairman	EQUITEX, INC.: By: /s/ Henry Fong Name: Henry Fong Title: President
EI ACQUISITION CORP.: By: /s/ Henry Fong Name: Henry Fong Title: President

EXHIBIT 2
EQUITEX, INC.

CERTIFICATE OF DESIGNATION OF

SERIES L PREFERRED STOCK

The Undersigned, on behalf of Equitex, Inc. a Delaware corporation (the “Corporation”), hereby certifies that the following resolutions were adopted by the Corporation’s board of directors (the “Board”), effective as of ___________, 2005, pursuant to the authority conferred upon the Board by the Corporation’s certificate of incorporation, as amended, and in accordance with the Delaware General Corporation Law (the “DGCL”):

RESOLVED: that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Corporation’s certificate of incorporation, as amended, a series of preferred stock of the Corporation is hereby created and designated with the following relative rights, preferences, privileges, qualifications, limitations and restrictions:

1. Amount; Designation; Sub-Series. The designation of this series, the authorized amount of which consists of 300,000 shares of preferred stock, is Series L Preferred Stock with a par value of $0.01 per share (the “Series L Preferred Stock”). The Series L Preferred Stock shall be divided into and issuable in three separate sub-series denominated “Series L-1 Preferred Stock,” “Series L-2 Preferred Stock,” and “Series L-3 Preferred Stock.” Each sub-series of Series L Preferred Stock shall have an authorized amount equal to one-third of the total amount of shares authorized for issuance as Series L Preferred Stock.

2. Rank. In the event of the Corporation’s liquidation, the Series L Preferred Stock shall rank senior to any class or series of the Corporation’s capital stock hereafter created that ranks junior to the Series L Preferred Stock; pari passu with any class or series of the Corporation’s capital stock hereafter created that ranks on parity with the Series L Preferred Stock; and junior to any class or series of the Corporation’s capital stock hereafter created that ranks senior to the Series L Preferred Stock. The Series L Preferred Stock shall be junior to all classes of the Corporation’s preferred stock authorized as of the date hereof; shall be senior to the Corporation’s common stock; and each sub-series of Series L Preferred Stock shall be pari passu with each other sub-series.

3. Voting Rights. The holders of Series L Preferred Stock shall be entitled to one vote, on all matters respecting the affairs of the Corporation submitted to the holders of the Corporation’s voting capital stock, for each share of Series L Preferred Stock held.

4. No Dividends. No dividends shall accrue on the Series L Preferred Stock.

5. No Preemptive Rights. Holders of Series L Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend by virtue of the Series L Preferred Stock.

6. Liquidation Rights. In the event of a liquidation of the Corporation, the holders of Series L Preferred Stock then outstanding shall be entitled to receive a liquidation preference, before any distribution is made to the holders of the Corporation’s common stock, in an aggregate amount equal to the par value of their shares of Series L Preferred Stock.

7. Conversion Rights.

(a) The Series L Preferred Stock shall convert into such number of fully paid and non-assessable shares of Corporation’s common stock in the manner set forth in paragraph (b) below.

(b) Subject to the conditions set forth in paragraph (c) below, the adjustments set forth in paragraph (d) below, and Section 11:

(i) If one of the conditions set forth in paragraph (c) below is satisfied on or prior to the 180th day after the Effective Date, then on such 180th day all outstanding shares of Series L-1 Preferred Stock shall together convert into 40% of the then-outstanding number of shares of the Corporation’s common stock (on a pre-conversion basis).

(ii) If either (z) two of the conditions set forth in paragraph (c) below are satisfied on or prior to the 270th day after the Effective Date, or (y) one of the conditions set forth in paragraph (c) below is satisfied on or prior to the 270th day after the Effective Date, but none of the conditions was satisfied on or prior to the 180th day after the Effective Date, then on such 270th day all outstanding shares of Series L-2 Preferred Stock shall together convert into 40% of the then-outstanding number of shares of the Corporation’s common stock (on a pre-conversion basis).

(iii) If either (z) each of the conditions set forth in paragraph (c) below are satisfied on or prior to the 360th day after the Effective Date, (y) two of the conditions set forth in paragraph (c) below are satisfied on or prior to the 360th day after the Effective Date, but only one of the conditions was satisfied prior to the 270th day after the Effective Date, or (x) one of the conditions set forth in paragraph (c) below is satisfied on or prior to the 360th day after the Effective Date, but none of the conditions was satisfied on or prior to the 270th day after the Effective Date, then on such 360th day all outstanding shares of Series L-3 Preferred Stock shall together convert into 40% of the then-outstanding number of shares of the Corporation’s common stock (on a pre-conversion basis).

(iv) Upon any conversion of Series L Preferred Stock hereunder, each holder of the particular sub-series of Series L Preferred Stock being converted shall be entitled to receive that proportion of shares of common stock issued upon such conversion that the total number of such sub-series of preferred shares held by such holder (immediately prior to such conversion) bears to the total number of such sub-series of preferred shares outstanding (immediately prior to such conversion).

(v) For purposes of this Certificate of Designation, the following terms shall have the meanings set forth below:

(A) “Effective Date” shall have the meaning set forth in the Merger Agreement; and

(B) “Merger Agreement” shall mean that certain Agreement and Plan of Merger and Reorganization by and among the Corporation, HPI and EI Acquisition Co., dated as of September 9, 2005.

(c) The conversion of the Series L Preferred Stock as set forth in paragraph (b) above is subject to the prior satisfaction, as determined in the sole discretion of the Board, of the following conditions:

(i) Since the date of the Merger Agreement, Equitex and its subsidiaries shall have raised at least $3,000,000 in additional financing, including, without limitation, any proceeds received by Equitex upon the exercise of the Corporation’s warrants; provided that, the Loan Amount of $3,000,000 (as contemplated in Section 5.1 of the Merger Agreement), and any financing secured by Equitex to raise such $3,000,000 for the Loan Amount, will not be included in such financing;

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(ii) HPI shall have engineered a prototype generator, of marketable value, which produces hydrogen from the aluminum-assisted water splitting process for various micro and portable power applications, such as, for purposes of illustration only, cell phone power charging applications or military soldier power applications; and

(iii) HPI shall have engineered a prototype generator, of marketable value, which produces hydrogen from the aluminum-assisted water splitting process for macro power applications such as fuel cells and internal combustion engines.

(d) In case the Corporation (i) reclassifies its capital stock, consolidates or merges with or into another entity (where the Corporation is not the survivor or where there is a change in, or distribution with respect to, the Corporation’s common stock), sells, conveys, transfers or otherwise disposes of all of its property, assets or business to another person or entity, or effectuates a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of (other than upon any conversions of Series L Preferred Stock hereunder) (each a “Fundamental Corporate Change”) and, (ii) pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash or securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (collectively, “Other Property”), are to be received by or distributed to the holders of Corporation’s common stock; then, upon conversion of the Series L Preferred Stock hereunder in accordance with the terms hereof, each holder of shares of Series L Preferred Stock shall have the right to receive the number of shares of common stock of the successor or acquiring corporation or of the Corporation and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of common stock into which such Series L Preferred Stock may be converted immediately prior to such Fundamental Corporate Change.

(e) Shares of common stock to be issued upon any conversion of Series L Preferred Stock shall be rounded to the nearest full share; no fractional shares of common stock shall be issued upon any such conversion.

(f) The Corporation shall reserve and keep available out of its authorized but unissued common stock such number of shares of common stock as shall from time to time be sufficient to effect the conversion of the Series L Preferred Stock then outstanding pursuant to the terms of this Certificate of Designation.

(g) As a condition to the Corporation’s obligation to issue and deliver certificates representing the shares of common stock into which the Series L Preferred Stock is convertible under this Section 7, holders of converted shares of Series L Preferred Stock shall return their certificates representing such preferred stock for cancellation on the Corporation’s books.

8. Loss, Theft, Destruction of Certificates. Upon the Corporation’s receipt of evidence of the loss, theft, destruction or mutilation of a certificate representing shares of Series L Preferred Stock (in form reasonable satisfactory to the Corporation) and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of mutilation, upon surrender and cancellation of the mutilated certificate, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated certificate representing shares of Series L Preferred Stock, a new certificate representing shares of Series L Preferred Stock of like tenor.

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9. Who Deemed Absolute Owner. The Corporation may deem the holder, whether an individual or an entity, in whose name shares of Series L Preferred Stock is registered upon the Corporation’s books to be, and may treat it as, the absolute owner of such shares of Series L Preferred Stock for all purposes, and the Corporation shall not be affected or bound by any notice to the contrary.

10. Transfer Restrictions; Legend. Until the lapse of the 181st, 271st and 361st days after the Effective Date, no shares of Series L-1 Preferred Stock, Series L-2 Preferred Stock and Series L-3 Preferred Stock, respectively, shall be transferable on the Corporation’s books, except with the consent of the Board. Certificates representing all shares of Series L Preferred Stock, and all shares of the Corporation’s common stock issued upon conversion thereof, shall contain a legend substantially in the form set forth in Section 1.5 of the Merger Agreement.

11. Offset and Forfeiture. The Corporation’s obligation to issue shares of its common stock upon conversion of Series L Preferred Stock issued to GHTI (as defined in the Merger Agreement) pursuant to Section 7 hereof is subject to the right of offset contained in Article 8 of the Merger Agreement. In the event that the Corporation exercises its right to offset its applicable damages against the shares of common stock issuable under this Certificate of Designation, then the Corporation shall be obligated only to issue that number of shares of its common stock not subject to offset, and HPI shall thereupon automatically forfeit its right to such offset shares with any further action required by the Corporation.

12. Stock-Transfer Register. The Corporation shall keep at its principal office an original or copy of a register in which it shall provide for the registration of the Series L Preferred Stock. Upon any transfer of Series L Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on its stock-transfer register.

13. Amendments. The Corporation may amend this Certificate of Designation only with the approving vote of holders of a majority of the then-outstanding shares of Series L Preferred Stock.

14. Headings. The headings of the sections, subsections and paragraphs of this Certificate of Designation are inserted for the convenience of the reader only and shall not affect the interpretation of the terms and provisions of this Certificate of Designation.

15. Severability. If any provision of this Certificate of Designation, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

16. Governing Law. The terms of this Certificate of Designation shall be governed by the laws of the State of Delaware, without regard to its conflicts-of-law principles.

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In Witness Whereof, Equitex, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this ____ day of _________, 2005.

EQUITEX, INC.:
By: ______________________________
Henry Fong
Chief Executive Officer, President and
Chief Financial Officer

5

EXHIBIT 3

HYDROGEN POWER INC. (A Development Stage Company) FINANCIAL REPORT DECEMBER 31, 2004

C O N T E N T S

Page
INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

BALANCE SHEET	2
STATEMENTS OF OPERATIONS	3
STATEMENT OF STOCKHOLDER'S EQUITY (DEFICIT)	4
STATEMENTS OF CASH FLOWS	5
NOTES TO FINANCIAL STATEMENTS	6 - 10

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Hydrogen Power Inc.
Seattle, Washington

We have audited the accompanying balance sheet of Hydrogen Power Inc. (a development stage company) as of December 31, 2004, and the related statements of operations, stockholder's equity (deficit), and cash flows for the year then ended and for the period from December 17, 2003 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hydrogen Power Inc. (a development stage company) as of December 31, 2004, and the results of its operations and its cash flows for the year then ended and for the period from December 17, 2003 (date of inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States.

/s/ Peterson Sullivan PLLC

October 7, 2005

1

HYDROGEN POWER INC.
(A Development Stage Company)

BALANCE SHEET

December 31, 2004
ASSETS
Current Assets
Cash	$383,426
Prepaid expenses	1,697
Total current assets	385,123
Sub-license Agreement, less accumulated amortization of $116,519	2,498,681
Advances to Parent Company	210,431
$3,094,235
LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	$41,671
Due to officer	80,152
Loans payable	1,000,000
Current portion of amounts due to parent company	838,700
Accrued interest expense, due to parent company	124,200
Total current liabilities	2,084,723
Due to Parent Company, less current portion	1,776,500
Stockholder's Equity (Deficit)
Preferred stock, $0.0001 par value; authorized 1,000,000
shares; none issued and outstanding
Common stock, $0.0001 par value; authorized
75,000,000 shares; 25,000,000 shares issued and outstanding	10
Deficit accumulated during development stage	(766,998)
Total stockholder's deficit	(766,988)
$3,094,235

See Notes to Financial Statements

2

HYDROGEN POWER INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004, and for the Period from
December 17, 2003 (Date of Inception) to December 31, 2004
	2004	Cumulative During the Development Stage
Revenues	$-	$-
Expenses
Professional fees	256,498	256,498
General and administrative	215,110	215,110
Interest	124,316	124,316
Amortization of sub-license agreement	116,519	116,519
Research and development	54,555	54,555
Total expenses	766,998	766,998
Net Loss	$(766,998)	$(766,998)

See Notes to Financial Statements

3

HYDROGEN POWER INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDER'S EQUITY (DEFICIT)

For the Period from December 17, 2003 (Date of Inception) to December 31, 2004
			Deficit Accumulated During Development Stage	Total Stockholder's Deficit
	Common Stock
	Shares	Amount
Balances at December 17, 2003	-	$-	$-	$-
Common stock issued for cash	1,000	10		10
Stock split affected in the form of a dividend	24,999,000			-
Net loss			(766,998	(766,998)
Balances at December 31, 2004	25,000,000	$10	$(766,998	$(766,988)

See Notes to Financial Statements

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HYDROGEN POWER INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

For the Year Ended December 31, 2004, and for the Period from
December 17, 2003 (Date of Inception) to December 31, 2004
	2004	Cumulative During the Development Stage
Cash Flows From Operating Activities
Net loss	$(766,998)	$(766,998)
Amortization expense	116,519	116,519
Adjustments to reconcile net loss to
net cash flows used in operating activities
Changes in operating assets and liabilities
Prepaid expenses	(1,697)	(1,697)
Accounts payable and accrued expenses	41,671	41,671
Due to officer	80,152	80,152
Accrued interest expense	124,200	124,200
Net cash flows used in operating activities	(406,153)	(406,153)
Cash Flows From Financing Activities
Advances to parent company	(210,431)	(210,431)
Proceeds from loans payable	1,000,000	1,000,000
Issuance of common stock for cash	10	10
Net cash flows provided by financing activities	789,579	789,579
Net change in cash during period	383,426	383,426
Cash at beginning of period	-	-
Cash at end of period	$383,426	$383,426

Supplementary Disclosure of Cash Flow Information
Non-cash transaction
Purchase of sub-license agreement financed by
amounts due to parent company	$2,615,200	$2,615,200

See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS

Note 1. Description of Business and Summary of Significant Accounting Policies

Organization

Hydrogen Power Inc. (the "Company") was incorporated as a Delaware corporation on December 17, 2003. The Company began operations in 2004. Under a sub-license agreement, the Company has access to a patented system called "Hydrogen Now." The Hydrogen Now system creates pure hydrogen from the chemistry of aluminum and water. With this technology, the Company plans to market a portable hydrogen generator for the purpose of replenishing hydrogen fuel cells and vehicle fuel stations at a safe and dependable pressure. As the Company has not yet developed any commercial product and has not generated any revenues to date, it is considered to be a development stage company.

Liquidity

As shown in the financial statements, the Company is in the development stage and has not generated positive cash flows from operations and has incurred significant net losses, resulting in a net accumulated deficit of $766,998 at December 31, 2004. Additionally, at December 31, 2004, the Company's current liabilities exceed its current assets.

The Company will need additional working capital to be successful in its development of its single business purpose and to be able to continue to pay its liabilities as they become due. Therefore, continuation of the Company as a going concern is dependent upon obtaining the additional working capital necessary to accomplish its objective. Management is presently engaged in seeking additional working capital. (See Note 5. Subsequent Events)

The accompanying financial statements do not include any adjustments to the recorded assets or liabilities that might be necessary should the Company fail in any of the above objectives and become unable to operate for the coming year.

Cash

Cash consists of checking accounts held at two financial institutions. The Company has amounts in excess of federally insured limits from time to time. The Company has paid no material amounts for interest since inception.

Sub-license Agreement

The sub-license agreement is stated at cost and is amortized over the estimated useful life through February 2021 using the straight-line method. Intangible assets are tested at least annually for potential impairment.

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Loans Payable

Loans payable are all due to a third-party and are unsecured, non-interest bearing, and due on demand.

Stock Split

In March 2004, the Board of Directors authorized a 25,000-to-one stock split of the common stock of the Company. In connection with the stock split, the par value of the common stock was changed from $.01 to $.0001. No adjustment has been made to the amount of common stock capitalized as a result of the split. All references in these financial statements to the number of common shares outstanding give affect to the split.

Stock-based Compensation

The Company accounts for stock options issued to its employees under the recognition and measurement principles of Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. As such, compensation expense related to employee stock options is recorded only if, on the date of grant, the fair value of the underlying stock exceeded the exercise price. The Company adopted the disclosure-only requirements of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which allows entities to continue to apply the provisions of APB Opinion No. 25 for transactions with employees and provide pro forma net income disclosures as if the Company had recognized compensation expense based on the fair value of the options at the grant date as prescribed by SFAS No. 123. No stock-based employee compensation cost is reflected in net loss with respect to options because no options have been granted to employees.

The Company accounts for stock options to non-employees in accordance with the provisions of SFAS No. 123 and related pronouncements. Compensation for stock options and warrants to purchase stock granted to non-employees is measured using the Black-Scholes valuation model at the date of grant multiplied by the number of options or warrants granted. The issuance of common shares for services is recorded at the estimated market price of the shares on the date the services are rendered or at the stated value of the services. No stock-based compensation cost is reflected in net loss with respect to options or warrants because no options or warrants have been granted to non-employees.

Research and Development Costs

Research and development costs are expensed as incurred.

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Income Taxes

The Company accounts for income taxes under an asset and liability approach that requires recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax laws or rates.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Note 2. Sub-license Agreement

In 2004, the Company entered into a sub-license agreement with its parent company, Global Hydrofuel Technologies, Inc. ("GHTI"). The sub-license agreement includes substantially all the rights of the original underlying license agreement between GHTI and the University of British Columbia ("UBC"). The sub-license gives the Company exclusive rights to use the Hydrogen Now technology developed by UBC and any improvements and to market, manufacture and distribute products using the technology in the United States, Mexico, and Central and South America. The agreement also gives the Company non-exclusive rights to market and distribute products using the technology and any improvements in Canada and to use any trademarks, service marks, or logos associated with the technology in the United States, Canada, Mexico, and Central and South America.

The sub-license agreement is effective, with certain provisions for early termination, for as long as the underlying license agreement is in effect. The underlying license agreement is effective through the latest expiration date of the patents that are the subject of the licensed technology. At present, the latest patent expiration date is February 2021. GHTI acquired the license with UBC under a royalty arrangement.

The cost of the rights under the sub-license agreement is stated at the present value of the future minimum payments owed to the parent company under the terms of the agreement amounting to $2,615,200. As described in Note 5 to these financial statements, the Company is expected to be acquired in 2005 by an unrelated third party. The acquiring company has committed to advancing the Company $3,000,000 for purposes of meeting the cash payment obligations under the sub-license agreement and has committed to fulfilling any future obligations under the terms of the underlying license agreement with UBC. The Company has received the full $3,000,000 in 2005. The Company believes this contractual commitment establishes the fair value of the sub-license agreement as recorded at the effective date of the agreement.

8

Management believes the best estimate of the useful life of the sub-license agreement is represented by the life of the underlying patents. Accordingly, the cost of the sub-license agreement is being amortized on the straight-line basis over the remaining term of the patents, or approximately 17 years. Amortization expense is expected to be approximately $155,000 for each of the years 2005 through 2009. At December 31, 2004, management has determined that there is no impairment in the sub-license rights that should be recorded against the carrying amount of the asset.

Note 3. Due to Parent Company

The amount due to the parent company, relates to amounts owed under the sub-license agreement with GHTI. Payments under the terms of the agreement are non-interest bearing. The obligation has been stated at its net present value of $2,615,200 using an effective interest rate of 6%. Minimum payments required under the sub-license agreement are as follows for the years ending December 31:

2005	$1,000,000
2006	666,667
2007	666,667
2008	666,667
3,000,001
Less amount representing interest, as imputed	(384,801)
Amount due to parent company, December 31, 2004	$2,615,200

As of December 31, 2004, interest expense of $124,200 was accrued with respect to this obligation.

Note 4. Income Taxes

The Company is liable for taxes in the United States. As of December 31, 2004, the Company did not have any income for income tax purposes and therefore, no tax liability or expense has been recorded in these financial statements. The difference between the tax at the statutory federal tax rate and the tax provision of zero recorded by the Company is primarily due to the Company's full valuation allowance against its deferred tax assets.

At December 31, 2004, the Company has accumulated tax losses of approximately $779,000 available to reduce future taxable income. The tax losses expire in 2024.

The deferred tax asset associated with the accumulated tax losses is approximately $265,000. The Company has provided a valuation allowance against the deferred tax asset. The valuation allowance increased by $265,000 for 2004.

9

Note 5. Subsequent Events

In January 2005, the Company entered into a debt assignment and conversion agreement whereby the loan payable to a former director of GHTI in the amount of $550,000 was assigned to the Company and then converted into 1,100,000 shares of common stock of the Company in full satisfaction of the debt assumed.

In February 2005, the Company entered into a debt conversion agreement whereby the loans payable to a third party totalling $1,000,000 were converted into 1,600,000 million shares of common stock of the Company and 1,600,000 share purchase warrants. Each warrant entitles the holder to purchase one share of common stock of the Company for a two year term ending February 2007 at a price of $1.25 per share during the first year of the term of the warrants and at a price of $2.00 per share during the second year of the term of the warrants.

In March 2005, the Company granted a total of 1,525,000 stock options to purchase shares of common stock of the Company to certain directors, officers, key employees, and advisors of the Company. The exercise price of each stock option is $0.50 per option to acquire one share of common stock of the Company. The stock options expire March 1, 2008. Twenty-five percent of the options vest one year from the date of grant or on March 1, 2006, and an additional 1/48th for each month of continuous service completed thereafter. The Company has not yet determined the amount of any compensation expense that may be recorded as a result of issuing these options to non-employees.

In April and July 2005, the Company issued 400,000 shares of common stock for total proceeds of $400,000.

In May 2005, the Company entered into a debt assignment and conversion agreement whereby the loan payable to a third party of GHTI in the amount of $11,000 was assigned to the Company and then converted into 11,000 shares of common stock of the Company in full satisfaction of the debt assumed.

In May 2005, the Company entered into a debt assignment and conversion agreement whereby the loans payable to third parties of GHTI, of which one party is a director of the Company, in the amount of $179,000 was assigned to the Company and then converted into 179,000 shares of common stock of the Company in full satisfaction of the debt assumed.

In September 2005, an agreement in principle was reached for an independent third party company to acquire 100% ownership of the Company from its stockholders. The purchase is expected to be completed by the end of 2005.

10

HYDROGEN POWER INC.
(A Development Stage Company)

INTERIM FINANCIAL REPORT

SEPTEMBER 30, 2005

(Unaudited - Prepared by Management)

-------INDEX-------

Interim Balance Sheet	1

Interim Statement of Operations	2

Interim Statement of Stockholders’ Equity	3

Interim Statement of Cash Flows	4

Notes to Interim Financial Statements	5 - 8

HYDROGEN POWER INC.
(A DEVELOPMENT STAGE COMPANY)
INTERIM BALANCE SHEET
AT SEPTEMBER 30, 2005

(Unaudited - Prepared by Management)

ASSETS

CURRENT
Cash	$1,452,933
Certificates of deposit	1,700,000
Prepaid expenses	28,836

Total Current Assets	3,181,769

LONG TERM
Sub-license Agreement, less accumulated amortization of $233,038	2,382,162

Total Assets	$5,563,931

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
Accounts payable and accrued liabilities	$26,663
Due to officer	122,573
Current portion of amounts due to parent company	606,672
Accrued interest expense, due to parent company	58,482

Total Current Liabilities	814,390

LONG TERM
Due to parent company, less current portion	1,219,395
Promissory note payable	3,000,000

Total Long Term Liabilities	5,033,785

Total Liabilities	5,848,175

STOCKHOLDERS' EQUITY
Preferred stock: $0.0001 par value; authorized 1,000,000
shares; none issued and outstanding
Common stock: $0.0001 par value; authorized
75,000,000 shares; 28,290,000 shares issued and outstanding	2,829
Additional paid-in capital	3,687,181
Deficit accumulated during development stage	(3,159,864)

Total Stockholders' Equity	530,146

Total Liabilities and Stockholders' Equity	$5,563,931

The accompanying notes are an integral part of these financial statements.

1

HYDROGEN POWER INC.
(A DEVELOPMENT STAGE COMPANY)
INTERIM STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited - Prepared by Management)

		Cumulative
	Nine Months	During the
	Ended Sept 30,	Development
	2005	Stage

REVENUES
Interest income	$805	$805

EXPENSES
General and administrative	2,056,490	2,271,600
Amortization of sub-license agreement	116,519	233,038
Interest	96,332	220,648
Research and development	85,300	139,855
Professional fees	39,030	295,528

Total Expenses	2,393,671	3,160,669

NET LOSS	$(2,392,866)	$(3,159,864)

The accompanying notes are an integral part of these financial statements.

2

HYDROGEN POWER INC.
(A DEVELOPMENT STAGE COMPANY)
INTERIM STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited - Prepared by Management)

		Cumulative
	Nine Months	During the
	Ended Sept 30,	Development
	2005	Stage
Cash Flows From Operating Activities
Net loss	$(2,392,866)	$(3,159,864)
Amortization expense	116,519	233,038
Options issued for services	1,550,000	1,550,000
Adjustments to reconcile net loss to
net cash flows used in operating activities
Changes in operating assets and liabilities
Prepaid expenses	(27,139)	(28,836)
Accounts payable and accrued expenses	(15,008)	26,663
Due to officer	42,421	122,573
Accrued interest expense	(65,718)	58,482

Net cash flows used in operating activities	(791,791)	(1,197,944)

Cash Flows From Investing Activities
Purchase of certificate of deposit	(1,700,000)	(1,700,000)

Cash Flows from Financing Activities
Advances from parent company	161,298	950,877
Promissory note payable	3,000,000	3,000,000
Issuance of common stock for cash	400,000	400,000

Net cash flows provided by financing activities	3,561,298	4,350,877

Net change in cash during period	1,069,507	1,452,933
Cash and cash equivalents, beginning of period	383,426	-

Cash and cash equivalents, end of period	$1,452,933	$1,452,933

Supplementary Disclosure of Non-Cash Transactions
Settlement of amounts due to parent company by
assumption of parent company debt	$(740,000)	$(740,000)
Conversion of debt assumed from parent company
into common stock of the company	$(740,000)	$(740,000)
Conversion of loans payable into common stock of
the company	$(1,000,000)	$(1,000,000)
Application of advances to parent company to
amounts due to parent company	$210,431	$210,431
Purchase of sub-license agreement financed by
amounts due to parent company	$-	$2,615,200

The accompanying notes are an integral part of these financial statements.

3

HYDROGEN POWER INC.
(A DEVELOPMENT STAGE COMPANY)
INTERIM STATEMENT OF STOCKHOLDERS' EQUITY
AT SEPTEMBER 30, 2005

(Unaudited - Prepared by Management)

				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid-In	Development	Stockholder's
	Shares	Amount	Capital	Stage	Equity

Balances at December 17, 2003	-	$-	$-	$-	$-
Common stock issued for cash, January 2004	1,000	1	9	-	10
Stock split affected in the form of a dividend	24,999,000	2,499	(2,499)	-	-
Net loss for the year ended
December 31, 2004	-	-	-	(766,998)	(766,998)

Balances at December 31, 2004	25,000,000	2,500	(2,490)	(766,998)	(766,988)
Common stock issued for settlement of debt, Jan 2005	1,100,000	110	549,890	-	550,000
Common stock and warrants issued for settlement of debt, Feb 2005	1,600,000	160	999,840	-	1,000,000
Options issued for services, Mar 2005	-	-	1,550,000	-	1,550,000
Common stock issued for cash, Apr 2005	350,000	35	349,965	-	350,000
Common stock issued for settlement of debt, May 2005	190,000	19	189,981	-	190,000
Common stock issued for subscriptions rec'd , July 2005	50,000	5	49,995	-	50,000

Net loss for the period ended September 30, 2005	-	-	-	(2,392,866)	(2,392,866)

Balances at September 30, 2005	28,290,000	$2,829	$3,687,181	$(3,159,864)	$530,146

The accompanying notes are an integral part of these financial statements.

4

HYDROGEN POWER INC.
(A Development Stage Company)
NOTES TO INTERIM FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

(Unaudited - Prepared by Management)

Note 1. Description of Business

Organization

Hydrogen Power Inc. (the "Company") was incorporated as a Delaware corporation on December 17, 2003. The Company began operations in 2004. Under a sub-license agreement, the Company has access to a patented system called "Hydrogen Now." The Hydrogen Now system creates pure hydrogen from the chemistry of aluminum and water. With this technology, the Company plans to market a portable hydrogen generator for the purpose of replenishing hydrogen fuel cells and vehicle fuel stations at a safe and dependable pressure. As the Company has not yet developed any commercial product and has not generated any revenues to date, it is considered to be a development stage company.

Note 2. Summary of Significant Accounting Policies

Liquidity

As shown in the interim financial statements, the Company is in the development stage and has not generated positive cash flows from operations and has incurred significant net losses, resulting in a net accumulated deficit of $3,159,864 at September 30, 2005

Cash and Cash Equivalents

The Company considers all highly liquid securities with a maturity of three months or less to be cash equivalents for purposes of the statements of cash flows. The Company regularly has cash and cash equivalents in excess of federally insured limits. The Company paid $189,443 for interest during the nine months ended September 30, 2005, and $189,559 for interest during the period from December 17, 2003 (date of inception) to September 30, 2005.

Certificates of Deposit

There are three certificates of deposit in the principal amounts of $100,000, $600,000, and $1,000.000, which are held with a bank and mature in June 2006, July 2006, and September 2006 respectively. The certificates of deposit are carried at cost which approximates market value.

Sub-license Agreement

The sub-license agreement is stated at cost and is amortized over the estimated useful life through February 2021 using the straight-line method. Intangible assets are tested at least annually for potential impairment.

Stock Split

In March 2004, the Board of Directors authorized a 25,000-to-one stock split of the common stock of the Company. In connection with the stock split, the par value of the common stock was changed from $.01 to $.0001. No adjustment has been made to the amount of common stock capitalized as a result of the split. All references in these financial statements to the number of common shares outstanding give affect to the split.

5

Warrants

At September 30, 2005, there are warrants outstanding to purchase 1,600,000 shares of the Company's common stock at a price of $1.25 per share through February 2006 and at $2.00 per share after February 2006 through to February 2007. The warrants were exercisable on issuance and expire in February 2007. The value attributed to the warrants was insignificant.

Stock-based Compensation

Effective January 1, 2005 the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which requires the Company to recognize compensation expense for options granted to employees and non-employees based on the fair value of the options at the grant date. Prior to that date, the Company was accounting for stock-based compensation using the provisions of APB Opinion No. 25 as permitted under SFAS No. 123.

The issuance of common shares for services would be recorded at the estimated market price of the shares on the date the services are rendered or at the stated value of the services. No shares were issued for services through September 30, 2005.

Research and Development Costs

Research and development costs are expensed as incurred.

Income Taxes

The Company accounts for income taxes under an asset and liability approach that requires recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax laws or rates.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Note 3. Sub-license Agreement

In 2004, the Company entered into a sub-license agreement with its parent company, Global Hydrofuel Technologies, Inc. ("GHTI"). The sub-license agreement includes substantially all the rights of the original underlying license agreement between GHTI and the University of British Columbia ("UBC"). The sub-license gives the Company exclusive rights to use the Hydrogen Now technology developed by UBC and any improvements and to market, manufacture and distribute products using the technology in the United States, Mexico, and Central and South America. The agreement also gives the Company non-exclusive rights to market and distribute products using the technology and any improvements in Canada and to use any trademarks, service marks, or logos associated with the technology in the United States, Canada, Mexico, and Central and South America.

The sub-license agreement is effective, with certain provisions for early termination, for as long as the underlying license agreement is in effect. The underlying license agreement is effective through the latest expiration date of the patents that are the subject of the licensed technology. At present, the latest patent expiration date is February 2021. GHTI acquired the license with UBC under a royalty arrangement.

The cost of the rights under the sub-license agreement is stated at the present value of the future minimum payments owed to the parent company under the terms of the agreement amounting to $2,615,200. As described in Note 8 to these financial statements, the Company is expected to be acquired in 2005 by an unrelated third party. The acquiring company has advanced the Company $3,000,000 for purposes of meeting the cash payment obligations under the sub-license agreement and has committed to fulfilling any future obligations under the terms of the underlying license agreement with UBC. The Company believes this contractual commitment establishes the fair value of the sub-license agreement as recorded at the effective date of the agreement.

6

Management believes the best estimate of the useful life of the sub-license agreement is represented by the life of the underlying patents. Accordingly, the cost of the sub-license agreement is being amortized on the straight-line basis over the remaining term of the patents, or approximately 17 years. Amortization expense is expected to be approximately $155,000 for 2006 through 2010. At September 30, 2005, management has determined that there is no impairment of the sub-license rights that should be recorded against the carrying amount of the asset.

Note 4. Stock-based Compensation

1,550,000 stock purchase options were granted to certain employees (650,000 options) and non-employees (900,000 options; 800,000 of which were granted to directors of the Company) during the nine months ended September 30, 2005 (and since inception) and remained outstanding at that date. The options were granted at an exercise price of $0.50 per share being the estimated fair value of the stock at the grant date. Subsequent to the granting of the options, management came to the belief that the options may or may not be exercised to purchase shares of the Company because of the pending acquisition of the Company (see Note 9). Management expects the acquiring company will elect to exchange the existing options for options in the shares of the acquiring company or repurchase the options for cash prior to the closing of the acquisition. Given these expectations, management's best estimate of the fair value of the options is $1.00 per option as of the date of the grants.

As of September 30, 2005, the accompanying interim financial statements include compensation expense related to employee and non-employee options of $1,550,000, which amount has been recorded in general and administrative expenses for the nine months and cumulative period ended September 30, 2005.

Note 5. Due to Parent Company

The amount due to the parent company relates to amounts owed under the sub-license agreement with GHTI. Payments under the terms of the agreement are non-interest bearing. The obligation was originally stated at its net present value of $2,615,200 using an effective interest rate of 6%. Minimum payments required under the sub-license agreement are as follows on the anniversary date of the agreement:

2006	$716,242
2007	666,667
2008	666,667
2,049,576
Less amount representing interest as imputed	(223,509)
Amount due to parent company, September 30, 2005	$1,826,067

For the nine months ended September 30, 2005, the Company recognized $95,581 of interest expense with respect to this obligation. For the period from December 17, 2003 (date of inception) to September 30, 2005, the Company recognized $219,781 of interest expense with respect to this obligation.

Note 6. Promissory Note Payable

On September 16, 2005 the Company issued a promissory note for $3,000,000. Interest is calculated at a rate equal to the prime rate per annum for U.S. banks as published in money rates column of the money and investing section of The Wall Street Journal. This note matures on September 16, 2008 with any unpaid principal balance and accrued interest payable upon demand after that date.

Note 7. Related Party Transactions

In January 2005, the Company entered into a debt assignment and conversion agreement whereby the loan payable to a former director of GHTI in the amount of $550,000 was assigned to the Company in exchange for a reduction of the amount owed to the parent company. The debt was then converted into 1,100,000 shares of common stock of the Company in full satisfaction of the debt assumed.

In May 2005, the Company entered into a debt assignment and conversion agreement whereby a loan payable to a third party of GHTI in the amount of $11,000 was assigned to the Company in exchange for a reduction of the amount owed to the parent company. The debt was then converted into 11,000 shares of common stock of the Company in full satisfaction of the debt assumed.

7

In May 2005, the Company entered into a debt assignment and conversion agreement whereby the loan payable to third parties of GHTI, of which one party is a director of the Company, in the amount of $179,000 was assigned to the Company in exchange for a reduction of the amount owed to the parent company. The debt was then converted into 179,000 shares of common stock of the Company in full satisfaction of the debt assumed.

In 2005, the Company paid $40,000 to a shareholder of the Company for fees related to his attracting equity investors to the Company.

Note 8. Income Taxes

The Company is liable for income taxes in the United States. As of September 30, 2005, the Company did not have any income for income tax purposes and therefore, no tax liability or expense has been recorded in these financial statements. The difference between the tax at the statutory federal tax rate and the tax provision of zero recorded by the Company is primarily due to the Company's full valuation allowance against its deferred tax assets.

At September 30, 2005, the Company has accumulated tax losses of approximately $3,100,000 available to reduce future taxable income. The tax losses expire in 2024 and 2025.

The deferred tax asset associated with the accumulated tax losses is approximately $1,053,000 at September 30, 2005. The Company has provided a valuation allowance against the deferred tax asset. The valuation allowance increased by $788,000 for 2005.

Note 9. Subsequent Event

On October 31, 2005, the Company entered into the First Amendment to the Agreement and Plan of Merger and Reorganization dated September 9, 2005 whereby a binding definitive agreement has been reached for an independent third party company to acquire 100% ownership of the Company from its stockholders. A Second Amendment to the Agreement and Plan of Merger and Reorganization has been agreed November 18, 2005 extending the completion of the purchase. The purchase is expected to be completed early in 2006.

8

EXHIBIT 4

EQUITEX, INC. AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

Page

Report of Independent Registered Public Accounting Firm	F-1

Consolidated financial statements:

Consolidated balance sheets	F-2 - F-3

Consolidated statements of operations	F-4

Consolidated statements of changes in stockholders' equity	F-5 - F-10

Consolidated statements of cash flows	F-11 - F-13

Notes to consolidated financial statements	F-14 - F-54

Index

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Equitex, Inc.

We have audited the accompanying consolidated balance sheets of Equitex, Inc. and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Equitex, Inc. and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, effective January 1, 2002.

/s/ GHP HORWATH, P.C.

Denver, Colorado
April 4, 2005

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

ASSETS

	2004	2003

Current assets:
Cash and cash equivalents	$8,389,686	$9,224,020
Receivables, net (Note 4)	1,338,109	2,344,880
Current portion of notes and interest receivable, including related parties of $212,900 (2004) and $239,206 (2003) (Note 5)	472,291	707,155
Prepaid expenses and other	517,182	315,427

Total current assets	10,717,268	12,591,482

Notes and interest receivable, net, including related parties of $864,604 (2004) and $1,462,375 (2003) (Note 5)	3,399,240	2,107,062
Property, equipment and leaseholds, net (Notes 6 and 8)	1,330,095	1,184,813
Deferred tax asset (Note 9)		1,380,000
Intangible and other assets, net (Note 7)	3,135,103	3,358,393
Goodwill (Note 7)	5,636,000	5,636,000

	13,500,438	13,666,268

	$24,217,706	$26,257,750

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2004 AND 2003

LIABILITIES AND STOCKHOLDERS' EQUITY

	2004	2003

Current liabilities:
Bank overdraft (Note 8)		$2,497,766
Accounts payable	$982,774	651,106
Accrued expenses and other liabilities, including related party accruals of $526,000 (2004) and $1,281,000 (2003) (Note 10)	1,966,890	2,722,986
Accrued liabilities on casino contracts (Note 11)	574,516	587,099
Notes and loans payable, including related parties of $93,719 (2004) and $155,421 (2003) (Note 8)	11,866,656	11,432,598
Current portion of long-term debt (Note 8)	1,315,217	201,727
Due to credit card holders (Note 11)	187,432	275,499
Liabilities of discontinued operations (Note 3)	592,911	621,768

Total current liabilities	17,486,396	18,990,549

Long-term debt, net of current portion (Note 8)	3,044,016	37,243

Total liabilities	20,530,412	19,027,792

Commitments and contingencies (Notes 8, 11 and 12)

Stockholders' equity (Note 12):
Preferred stock; 2,000,000 shares authorized:
Series D, 6%; stated value $1,000 per share; 408 shares issued and outstanding; liquidation preference $615,000	408,000	408,000
Series G, 6%; stated value $1,000 per share; 370 shares issued and outstanding; liquidation preference $609,000	370,000	370,000
Series I, 6%; stated value $1,000 per share; 1,600 shares issued and outstanding; liquidation preference $2,488,000	1,600,000	1,600,000
Common stock, $0.01 par value; 50,000,000 shares authorized; 5,893,634 shares (2004) and 5,755,013 shares (2003) issued; 5,801,589 shares (2004) and 5,527,995 shares (2003) outstanding	58,936	57,550
Notes, interest and stock subscription receivable	(763,002)	(800,000)
Additional paid-in capital	21,322,132	17,748,389
Accumulated deficit	(18,886,247)	(11,428,264)
Less common treasury stock at cost; 92,045 shares (2004) and 227,012 shares (2003)	(422,525)	(725,717)

Total stockholders' equity	3,687,294	7,229,958

	$24,217,706	$26,257,750

See notes to consolidated financial statements.

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	2004	2003	2002

Fee revenue	$15,233,735	$18,100,788	$19,580,399
Credit card income, net of provision for losses (Note 3)	260,256	415,253	759,576
Other			122,001

Total revenues	15,493,991	18,516,041	20,461,976

Fees paid to casinos	5,312,522	6,300,400	6,189,730
Salaries, wages and employee benefits	5,708,911	7,909,407	7,271,845
Selling, general and administrative	9,038,047	7,309,706	6,461,674
Third party servicing fees	151,137	242,431	403,496

	20,210,617	21,761,944	20,326,745

(Loss) income from operations	(4,716,626)	(3,245,903)	135,231

Other income (expense):
Interest income, including related party interest of $106,298 (2004), $71,755 (2003) and $14,634 (2002)	214,904	122,454	124,400
Interest expense, including related party interest of $1,718 (2004), $12,941 (2003) and $19,285 (2002)	(1,937,108)	(1,339,935)	(1,595,231)

	(1,722,204)	(1,217,481)	(1,470,831)

Loss from continuing operations before income taxes and minority interest	(6,438,830)	(4,463,384)	(1,335,600)
Income tax expense (Note 9)	(1,428,889)	(38,000)	(55,000)

Loss from continuing operations before minority interest	(7,867,719)	(4,501,384)	(1,390,600)
Minority interest	419,720

Loss from continuing operations	(7,447,999)	(4,501,384)	(1,390,600)
Loss from discontinued operations (Note 3)	(9,984)	(75,841)	(2,928,400)

Net loss	(7,457,983)	(4,577,225)	(4,319,000)

Warrant accretion (Note 12)	(4,640)	(13,280)	(2,080)
Additional warrants issued to preferred stockholders (Note 12)			(53,000)
Repricing of warrants to preferred stockholders (Note 12)		(375,000)
Redemption of convertible preferred stock in excess of beneficial conversion features (Note 12)		38,430	266,000
Deemed preferred stock dividends (Note 12)	(221,400)	(229,000)	(331,500)

Net loss applicable to common stockholders	$(7,684,023)	$(5,156,075)	$(4,439,580)

Basic and diluted loss per common share:
Loss from continuing operations	$(1.36)	$(1.04)	$(0.40)
Loss from discontinued operations	*	(0.02)	(0.77)

Basic and diluted loss per share	$(1.36)	$(1.06)	$(1.17)

Weighted average number of common shares outstanding, basic and diluted	5,650,808	4,892,843	3,805,527

* Amount is less than ($0.01) per share

See notes to consolidated financial statements.

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	Convertible preferred stock		Preferred	Common stock		Additional
			treasury			paid-in
	Shares	Amount	stock	Shares	Amount	capital

Balances, January 1, 2002	4,285	$4,285,000		3,540,800	$35,408	$10,143,740

Exercise of warrants for common stock				50,810	508	256,539

Issuance of common stock under private placement agreements (net of offering costs)				202,065	2,021	704,175

Purchase of shares of the Company's common stock by subsidiary

Conversion of promissory note and accrued interest to common stock by subsidiary				21,811	218	62,596

Conversion of promissory note, accrued interest and accounts payable to common stock				20,639	206	107,705

Redemption of Series I preferred stock for cash	(710)	(710,000)				(136,343)

Conversion of Series G preferred stock to common stock	(530)	(530,000)		204,037	2,040	527,960

Conversion of Series I preferred stock to common stock	(260)	(260,000)		102,673	1,027	258,973

Issuance of common stock and warrants under deferred compensation agreement				2,500	25	133,975

Amortization of deferred compensation cost

Cancellation of agreement to issue common stock and warrants for services						687,500

Conversion of Series D preferred stock to common stock	(150)	(150,000)		130,388	1,304	148,696

Issuance of common stock and warrants to consultants for services				69,391	694	220,896

Issuance of Series J preferred stock, including 650 shares purchased by subsidiary (net of offering costs)	1,380	1,380,000	$(650,000)			(151,680)

Conversion of accrued liabilities to common stock				24,799	248	60,757

Issuance of common stock for services				51,306	513	125,700

Issuance of additional warrants to preferred stockholders		(53,000)				53,000

Amortization of additional warrants issued to preferred stockholders		53,000				(53,000)

Beneficial conversion feature and warrants attached to convertible promissory notes						55,000

Net loss

Balances, December 31, 2002	4,015	4,015,000	(650,000)	4,421,219	44,212	13,206,189

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	Common treasury stock	Common stock and warrants to be issued	Deferred compensation cost	Notes interest and stock subscription receivable	(Accumulated deficit)	Total stockholders' equity

Balances, January 1, 2002	$(114,037)	$750,485			$(2,532,039)	$12,568,557

Exercise of warrants for common stock		(485)				256,562

Issuance of common stock under private placement agreements (net of offering costs)						706,196

Purchase of shares of the Company's common stock by subsidiary	(80,000)					(80,000)

Conversion of promissory note and accrued interest to common stock by subsidiary	(62,814)					-

Conversion of promissory note, accrued interest and accounts payable to common stock						107,911

Redemption of Series I preferred stock for cash						(846,343)

Conversion of Series G preferred stock to common stock						-

Conversion of Series I preferred stock to common stock						-

Issuance of common stock and warrants under deferred compensation agreement			$(134,000)			-

Amortization of deferred compensation cost			134,000			134,000

Cancellation of agreement to issue common stock and warrants for services		(750,000)				(62,500)

Conversion of Series D preferred stock to common stock						-

Issuance of common stock and warrants to consultants for services						221,590

Issuance of Series J preferred stock, including 650 shares purchased by subsidiary (net of offering costs)						578,320

Conversion of accrued liabilities to common stock						61,005

Issuance of common stock for services						126,213

Issuance of additional warrants to preferred stockholders						-

Amortization of additional warrants issued to preferred stockholders						-

Beneficial conversion feature and warrants attached to convertible promissory notes						55,000

Net loss					(4,319,000)	(4,319,000)

Balances, December 31, 2002	(256,851)	-	-		(6,851,039)	9,507,511

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	Convertible preferred stock		Preferred	Common stock		Additional
			treasury			paid-in
	Shares	Amount	stock	Shares	Amount	capital

Exercises of options and warrants for common stock (net of offering costs)				590,537	5,905	1,727,262

Warrants issued for services						254,000

Purchase of shares of common stock by subsidiary, including $207,000 from a related party						78,578

Redemption of Series I preferred stock for cash	(90)	(90,000)				(32,776)

Conversion of Series D preferred stock to common stock	(167)	(167,000)		77,876	779	166,221

Conversion of Series J preferred stock to common stock	(1,380)	(1,380,000)	650,000	582,726	5,827	1,374,173

Conversion of accounts payable and notes payable to common stock				64,803	648	297,887

Common stock issued as contingent consideration				17,852	179	(179)

Sale of treasury stock for cash and note receivable						576,034

Repricing of warrants and options						101,000

Net loss

Balances, December 31, 2003	2,378	2,378,000	-	5,755,013	57,550	17,748,389

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	Common treasury stock	Common stock and warrants to be issued	Deferred compensation cost	Notes Interest and stock subscription receivable	(Accumulated deficit)	Total stockholders' equity

Exercises of options and warrants for common stock (net of offering costs)	(105,050)					1,628,117

Warrants issued for services						254,000

Purchase of shares of common stock by subsidiary, including $207,000 from a related party	(289,784)					(211,206)

Redemption of Series I preferred stock for cash						(122,776)

Conversion of Series D preferred stock to common stock

Conversion of Series J preferred stock to common stock	(650,000)

Conversion of accounts payable and notes payable to common stock						298,535

Common stock issued as contingent consideration for accounts payable

Sale of treasury stock for cash and note receivable	575,968			(800,000)		352,002

Repricing of warrants and options						101,000

Net loss					(4,577,225)	(4,577,225)

Balances, December 31, 2003	(725,717)	-	-	(800,000)	(11,428,264)	7,229,958

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	Convertible preferred stock		Preferred	Common stock		Additional
			treasury			paid-in
	Shares	Amount	stock	Shares	Amount	capital

Exercises of options and warrants for common stock				131,796	1,318	378,471

Warrants issued for services performed in connection with convertible promissory notes						164,700

Options issued to consultants for services						6,970

Warrants attached to convertible promissory notes						461,200

Purchase by subsidiary of 17,250 shares of common stock

Conversion of accounts payable for common stock previously issued as contingent consideration						25,647

Proceeds received on stock subscription receivable

Sale of 228,050 shares of treasury stock for cash						174,267

Distribution of 7,500 shares of treasury stock for services						29,180

Issuance of common stock for services				4,325	43	25,539

Acquisition of SVI in exchange for subsidiary common stock						(419,720)

Conversion of note payable in exchange for issuance of subsidiary common stock (Note 8)						200,000

Beneficial conversion feature on subsidiary common stock issued in connection with convertible promissory notes (Note 8)						200,000

Conversion of accounts payable to common stock				2,500	25	6,425

Beneficial conversion features on subsidiary common stock issued in connection with convertible promissory notes (Note 8)						1,660,967

Cancellation of portion of stock subscription receivable and return of stock (Note 12)						(250,000)

Warrants to purchase subsidiary common stock issued for services						576,000

Reclassification of notes and interest receivable from an officer of Chex (Notes 3 and 10)

Warrants to purchase subsidiary common stock issued in connection with convertible promissory notes (Note 8)						113,097

Issuance of subsidiary common stock in exchange for note receivable (Note 12)						216,000

Exercise of warrants for subsidiary common stock						5,000

Net loss

Balances, December 31, 2004	2,378	$2,378,000	-	5,893,634	$58,936	$21,322,132

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	Common treasury stock	Common stock and warrants to be issued	Deferred compensation cost	Notes interest and stock subscription receivable	(Accumulated deficit)	Total stockholders' equity

Exercises of options and warrants for common stock						379,789

Warrants issued for services performed in connection with convertible promissory notes						164,700

Options issued to consultants for services						6,970

Warrants attached to convertible promissory notes						461,200

Purchase by subsidiary of 17,250 shares of common stock	(113,625)					(113,625)

Conversion of accounts payable for common stock previously issued as contingent consideration						25,647

Proceeds received on stock subscription receivable				200,000		200,000

Sale of 228,050 shares of treasury stock for cash	745,247					919,514

Distribution of 7,500 shares of treasury stock for services	21,570					50,750

Issuance of common stock for services						25,582

Acquisition of SVI in exchange for subsidiary common stock						(419,720)

Conversion of note payable in exchange for issuance of subsidiary common stock (Note 8)						200,000

Beneficial conversion feature on subsidiary common stock issued in connection with convertible promissory notes (Note 8)						200,000

Conversion of accounts payable to common stock						6,450

Beneficial conversion features on subsidiary common stock issued in connection with convertible promissory notes (Note 8)						1,660,967

Cancellation of portion of stock subscription receivable and return of stock (Note 12)	(350,000)			600,000		-

Warrants to purchase subsidiary common stock issued for services						576,000

Reclassification of notes and interest receivable from an officer of Chex (Notes 3 and 10)				(547,002)		(547,002)

Warrants to purchase subsidiary common stock issued in connection with convertible promissory notes (Note 8)						113,097

Issuance of subsidiary common stock in exchange for note receivable (Note 12)				(216,000)

Exercise of warrants for subsidiary common stock						5,000

Net loss					(7,457,983)	(7,457,983)

Balances, December 31, 2004	$(422,525)	-	-	$(763,002)	$(18,886,247)	$3,687,294

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	2004	2003	2002

Cash flows provided by operating activities from continuing operations:
Net loss	$(7,457,983)	$(4,577,225)	$(4,319,000)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities from continuing operations:
Loss from discontinued operations	9,984	75,841	2,928,400
Provision for losses	528,205	250,282	194,174
Discount on note receivable		256,316
Depreciation and amortization	1,415,853	1,119,446	1,055,865
Beneficial conversion features on convertible promissory notes	373,200		55,000
Amortization of discount on convertible promissory notes	104,502		52,800
Stock-based compensation expense	659,302	355,000	419,303
Deferred income taxes	1,380,000
Minority interest	(419,720)
Changes in assets and liabilities:
Decrease (increase) in accounts receivable	851,429	(579,839)	(44,521)
(Increase) decrease in other receivables	(62,640)	174,651	(6,050,835)
Decrease in due from shareholders			300,000
(Increase) decrease in other assets	(201,756)	(4,628)	202,606
(Decrease) increase in due to credit card holders	(88,067)	(114,036)	4,855,694
(Decrease) increase in accounts payable and accrued liabilities	(391,608)	1,646,550	1,393,446

Total adjustments	4,158,684	3,179,583	5,361,932

Net cash (used in) provided by operating activities from continuing operations	(3,299,299)	(1,397,642)	1,042,932

Cash flows from investing activities:
Net decrease (increase) in credit card receivables	13,179	(2,865)	388,327
Purchases of furniture, fixtures and equipment	(555,082)	(422,544)	(430,945)
Issuances of notes receivable	(2,004,673)	(606,316)	(500,000)
Issuances of related party notes receivable	(37,100)	(513,100)	(747,842)
Repayments of related party notes receivable	95,082	558,666	159,457
Repayments of notes receivable, other	18,973

Net cash used in investing activities from continuing operations	(2,469,621)	(986,159)	(1,131,003)

Cash flows from financing activities:
(Decrease) increase in bank overdraft	(2,497,766)	2,497,766
Sale of treasury stock	919,514	352,002
Proceeds received from stock subscription receivable	200,000
Redemption of Series I preferred stock for cash		(122,776)	(846,343)
Proceeds from the exercise of warrants and options	235,827	1,628,117	256,562
Proceeds from common stock private placements (net of offering costs)			706,196
Proceeds from Series J preferred stock offering (net of offering costs)			578,320
Purchase of Equitex shares for treasury by subsidiary	(113,625)	(211,206)	(80,000)
Increase in deferred loan costs	(472,925)		(29,200)
Issuances of notes payable, related parties and other	10,360,794	1,980,000	2,381,839
Repayments of notes payable, related parties and other	(3,658,392)	(3,769,564)	(2,438,176)
Net repayments on line of credit		(1,000,000)	(2,000)

Net cash provided by financing activities from continuing operations	4,973,427	1,354,339	527,198

Net cash used in discontinued operations	(38,841)	(222,122)	(414,785)

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	2004	2003	2002

(Decrease) increase in cash and cash equivalents	(834,334)	(1,251,584)	24,342
Cash and cash equivalents, beginning of year	9,224,020	10,475,604	10,451,262

Cash and cash equivalents, end of year	$8,389,686	$9,224,020	$10,475,604

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,858,395	$1,386,173	$1,634,000

Cash paid for income taxes	$12,242	$196,000	$10,000

Supplemental disclosure of non-cash investing and financing activities:

Amortization of discount on preferred stock	$4,640	$13,280	$2,080

Conversion of promissory note, accrued interest and accounts payable to common stock	$6,450	$298,535	$107,911

Capital lease obligations	$145,138		$57,000

Conversion of accounts payable for common stock issued as contingent consideration	$25,647	$2,142

Sale of treasury stock for note receivable		$800,000

Cancellation of portion of stock subscription receivable	$250,000

Return of common stock to subsidiary in exchange for stock subscription receivable	350,000

	$600,000

Warrants issued in connection with convertible promissory notes	$625,900

Conversion of notes payable and accrued interest in exchange for exercise of warrants	$148,962

Issuance of subsidiary common stock in exchange for note receivable	$216,000

Conversion of note payable in exchange for issuance of subsidiary common stock	$200,000

Reclassification of notes and interest receivable from an officer of Chex	$547,002

(Continued)

Index

EQUITEX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

	2004	2003	2002

Warrants to purchase subsidiary common stock issued in connection with convertible promissory notes	$113,097

Beneficial conversion features on subsidiary common stock issued in connection with convertible promissory notes	1,660,967

	$1,774,064

Acquisition of SVI in exchange for subsidiary common stock	$419,720

Conversion of preferred stock to common stock		$1,547,000	$940,000

Conversion of promissory note, accrued interest and accounts payable to common stock by subsidiary			$62,814

Equipment exchanged for a reduction in related party note payable included in discontinued operations		$12,640	$70,642

Repricing of warrants to preferred stockholders		$375,000

Issuance of additional warrants to preferred stockholders			$53,000

Cancellation of agreement to issue common stock and warrants for services			$750,000

Note receivable offset against note payable		$400,000	$200,000

Conversion of accrued liabilities to common stock			$61,005

Reclassification of receivables from Net First and liabilities to Net First card holders:
Credit card receivables, net			$1,687,931
Other receivables			6,261,571
Accounts payable			(562,736)
Due to credit card holders			(5,235,559)

Impairment of FDIC receivable			$2,151,207

See notes to consolidated financial statements.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.	Organization and basis of presentation, principles of consolidation, recent events and management’s plans:

Organization and basis of presentation:

Equitex, Inc. ("Equitex", or the "Company"), a Delaware corporation, was incorporated in January 1983.

Effective June 7, 2004, the Company executed an Agreement and Plan of Merger (the "Merger Agreement") with Seven Ventures, Inc. ("SVI") to merge its wholly-owned subsidiary Chex Services, Inc. ("Chex") into a wholly-owned subsidiary of SVI (the "Merger Subsidiary"), where- upon the separate corporate existence of the Merger Subsidiary ceased. Under the terms of the Merger Agreement, Equitex exchanged 100% of its equity ownership in Chex for 7,700,000 shares of SVI, representing 93% of SVI's outstanding common stock following the transaction (subsequently reduced to 74% at December 31, 2004 through the issuance of 2,143,957 shares of subsidiary common stock). In addition, Equitex received warrants to purchase 800,000 shares of SVI common stock at an exercise price of $0.10 per share, expiring five years from the date of closing. As a result, Chex became a wholly-owned subsidiary of SVI, a publicly-traded shell company. On June 29, 2004, SVI changed its name to FastFunds Financial Corporation.

Principles of consolidation:

The Company and its subsidiaries operate in three operating segments, which consist of the disbursement services segment, the credit card services segment and the stored value card segment. For purposes of financial statement reporting, the credit card services segment and stored value card segment are not considered reportable segments through December 31, 2004, as defined in Statement of Financial Accounting Standards ("SFAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. The Company's subsidiaries include the following:

FASTFUNDS FINANCIAL CORPORATION (FFFC), a Nevada corporation formed in 1985, is a holding company operating through its wholly-owned subsidiary Chex. Chex and its wholly-owned subsidiary, Collection Solutions, Inc. ("Collection") represent the cash disbursement services segment; Chex is a Minnesota corporation formed in July 1992, and Collection is a Minnesota corporation, formed in October 2002; Chex provides financial services, primarily check cashing, automated teller machine and credit card advances to customers at gaming establishments located in Connecticut, Florida (through January 2004), Illinois, Michigan, Minnesota, Nebraska, New Mexico, North Dakota, South Dakota and Wisconsin; 74% owned by the Company at December 31, 2004. FFFC’s other wholly-owned subsidiaries are:

FASTFUNDS INTERNATIONAL, INC. (“FFI”), a Delaware corporation based in London, formed in July 2004. FFI was formed to build a presence in Europe for the FFFC stored value card program. FFI generated no revenues through December 31, 2004.

FFC FASTFUNDS (CYPRUS) LIMITED (“FFC”) formed in September 2004 under the laws of Cyprus. FFC was formed to have a presence in Cyprus to work with a financial institution regarding the issuance of stored value cards throughout Europe. FFC generated no revenues through December 31, 2004.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.	Organization and basis of presentation, principles of consolidation, recent events and management’s plans (continued):

Principles of consolidation (continued):

FASTFUNDS INTERNATIONAL LIMITED (“FFIL”) formed in October 2004 with the Registrar of Companies for England and Wales. FFIL was formed in order to have a local presence in the European community. FFIL generated no revenues through December 31, 2004.

KEY FINANCIAL SERVICES, INC. (“Key”) AND NOVA FINANCIAL SERVICES, INC. (“Nova”), which represent the Company's credit card services segment; both Florida corporations formed in June 1997 and September 1998, respectively; both companies were formed to design, market and service credit card products aimed at the sub-prime market; both companies are wholly-owned by the Company at December 31, 2004. Nova processes payments on a remaining portfolio, which provides the Company with "run-off" operations. Key ceased "run-off" operations in the fourth quarter of 2003, and Key operations for the years ended December 31, 2004, 2003 and 2002 have been presented as discontinued operations (Note 3).

DENARIS CORPORATION ("Denaris"), which represents the stored value card segment; a Delaware corporation formed in August 2002 to develop and market a prepaid re-loadable stored value card program, which is designed to offer customers, particularly immigrants, a convenient alternative to traditional bank accounts; 77%-owned by the Company at December 31, 2004; Denaris generated no revenues through December 31, 2004.

The accompanying consolidated financial statements as of December 31, 2004 and 2003, and for each of the years in the three-year period then ended include the accounts of Equitex and its wholly-owned subsidiaries, Key and Nova, and its majority-owned subsidiaries FFFC and Denaris. Minority interest reflected in the Company’s statement of operations for the year ended December 31, 2004 represents net loss of FFFC allocated to the minority common stockholders for the period from June 7, 2004 through December 31, 2004. During the year ended December 31, 2004, the net loss incurred by FFFC exceeded the minority interest in the common equity (deficiency) of the subsidiary. During the year ended December 31, 2002, the net loss incurred by Denaris, exceeded the minority interest in the common equity (deficiency) of the subsidiary. The excess of the losses applicable to the minority interests have been charged to the Company and therefore no minority interest is reflected in the Company’s consolidated balance sheets. All significant intercompany accounts and transactions have been eliminated in consolidation.

Denaris recent events:

In August 2004, the Company, along with its majority owned subsidiary, Denaris, executed a non-binding letter of intent to acquire Digitel Network Corporation, Platinum Benefit Group, Inc., National Business Communications, Inc., Personal Voice, Inc. and Private Voice, Inc. (collectively the "Companies") all based in Clearwater, Florida. The Companies design, develop and market stored value card programs as well as personal voice mail products through their call center operations. In conjunction with their stored value card products, the companies offer the Platinum Benefit Group premium service that includes vehicle roadside assistance, a prescription discount program, a dental care discount program, a registered nurse hotline and a family legal plan. The companies also offer personal voice mail services through Personal Voice, Inc. and Private Voice, Inc. Completion of this transaction is subject to further due diligence by both parties, negotiation and execution of a definitive agreement, necessary state or federal regulatory approvals, board of director approval and any necessary stockholder approvals.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.	Organization and basis of presentation, principles of consolidation, recent events and management’s plans (continued):

Recent events and management’s plans:

Denaris recent events (continued):

In September 2004, the Company, along with its majority owned subsidiary Denaris, executed a definitive agreement (the “Agreement”) with Financial Freedom International ("Financial Freedom") of Orem, Utah to distribute Denaris' stored value card and payroll card products to Financial Freedom’s customers. Under the terms of the agreement, Denaris is to provide Financial Freedom stored value cards and payroll cards for Financial Freedom to market along with their current products. Financial Freedom is a provider of educational materials, software and services to consumers with troubled debt.

In October 2004, Denaris signed a marketing agreement with AmeriTech Advertising, Inc. (“AmeriTech”) of Clearwater, Florida, to market Denaris’ stored value card products via the Internet. AmeriTech is an Internet marketing company that maintains various databases and has relationships with other Internet marketing companies to which it markets products via the Internet. Under the terms of the agreement, AmeriTech is to make Denaris’ stored value products available to its customers through a hotlinked URL connection to a designated Denaris product website.

Agreement with Paymaster Jamaica:

In August 2002, the Company entered into a binding agreement with Paymaster (Jamaica) Limited ("Paymaster Jamaica") to form a jointly-owned and operated company to replicate Paymaster Jamaica's financial services business model throughout the Caribbean, North America and ultimately, worldwide. This newly-formed company was to be named Paymaster Worldwide, Inc. ("PWI"). Under the terms of the agreement, the Company advanced $500,000 to Paymaster Jamaica that could have been converted into stock of PWI if the company had been formed by August 15, 2003. Because the Company was not formed by this date, the $500,000 advance became a promissory note under the terms of the agreement (Note 5).

Paymaster Jamaica headquartered in Kingston, Jamaica, commenced operations in 1997, and offers revenue collection and customer care to businesses, institutions and consumers on the island of Jamaica. It offers its customers an alternative to retaining their own commercial offices. In addition, through its bill payment services, Paymaster Jamaica is developing cash remittance services, affording its customers the convenience to send and receive various types of remittances nationally or internationally via cash or debit cards.

Nasdaq compliance:

In July 2004, the Company received a notice from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that for the last 30 consecutive trading days the price of the Company's common stock closed below $1.00, the minimum per share requirement for continued inclusion under a Marketplace Rule (the "Rule"). Under the Rule, the Company was provided 180 calendar days, or until January 24, 2005, to regain compliance.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.	Organization and basis of presentation, principles of consolidation, recent events and management’s plans (continued):

Nasdaq compliance (continued):

On November 30, 2004, the Company filed a Definitive Proxy Statement with the SEC requesting approval for a one-for-six reverse stock split, among other items. The Company’s stockholders approved the reverse stock split at its annual meeting on January 5, 2005. In conjunction with the reverse stock split, the Company’s board of directors authorized a dividend to be declared and paid to stockholders of record as of February 7, 2005. The dividend is payable through the issuance of warrants to purchase shares of the Company’s common stock on a post-reverse-split basis, whereby stockholders receive one A warrant and one B warrant for every two shares of Equitex stock owned on the record date. The A warrant is exercisable at $3.06 per post-split share for a period of five years from issuance and is callable by the Company at a nominal price should the stock price close above $7.02 per post-split share for 15 consecutive trading days. The B warrant is exercisable at $6.12 per post-split share for the five-year period and callable at a nominal price should the stock trade at $9.00 per post-split share for 15 consecutive trading days. The warrants are not exercisable until a registration statement registering the underlying common stock is filed and declared effective.

On January 26, 2005 the Company received a letter from Nasdaq notifying the Company that it had not regained compliance with the Rule. On January 31, 2005, the Company requested a hearing before a Nasdaq Listing Qualifications Panel. Also, on January 25, 2005, the Company affected the one-for-six reverse stock split and since that time, the Company’s closing bid price has been above the $1.00 minimum bid price per share requirement. Accordingly, on February 16, 2005, the Company received a notice from Nasdaq that it achieved compliance for continued listing on the Nasdaq Smallcap Market.

As a result of the reverse split, the number of shares outstanding and per share information for all prior periods have been retroactively restated to reflect the new capital structure.

Management’s plans:

The Company has incurred significant net losses, including a net loss of $7,457,983 for the year ended December 31, 2004. Although the net loss included certain non-cash expenses of approximately $4,500,000, FFFC incurred and continues to incur significant costs related to FFIL’s international marketing strategy and expansion plans, including costs associated with the development of proprietary software. Therefore, the Company anticipates that its liquidity and capital resources needs for the next 12 months may not be satisfied solely from cash flows generated from operating activities.

The Company has developed plans and strategies to address its capital and liquidity needs for the next twelve-month period. Management believes that cash flows from operations will provide the Company's primary source of operating capital, as Chex continues to generate income from its casino locations. However, the Company may be required to issue additional debt or equity instruments in order to raise additional capital, to continue to support the operating costs of Equitex, FFIL’s international marketing efforts, as well as for the ongoing development of new software. Accordingly, Equitex has entered into discussions with an investment banker to provide advisory services regarding a contemplated equity offering of the 7,700,000 shares of FFFC common stock that it owns. Additionally, management is monitoring the activities of FFIL to determine if the expenditures associated with FFIL’s marketing efforts should continue if revenues are not being generated.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.	Organization and basis of presentation, principles of consolidation, recent events and management’s plans (continued):

Management’s plans (continued):

The Company also evaluates, on an ongoing basis, potential business acquisition/restructuring opportunities that become available from time to time, which management considers in relation to its corporate plans and strategies.

Management believes that these plans will provide sufficient resources to fund its operations, 2005 debt payments, and working capital needs at least through December 31, 2005.

2.	Significant accounting policies:

Cash and cash equivalents and presentation of cash flows:

The Company maintains cash in bank accounts which exceed federally insured limits. At December 31, 2004 and 2003, the Company had deposits in excess of federally insured amounts aggregating approximately $1,183,000 and $483,000, respectively, at various financial institutions. The Company believes it has its cash deposits at high quality financial institutions. In addition, the Company maintains a significant amount of cash at each of the casinos. Management believes that the Company has controls in place to safeguard these on-hand amounts, and that no significant credit risk exists with respect to cash.

Cash and cash equivalents also include cash in the process of collection (“CIPC”). CIPC includes ATM advances, as well as credit card advances made to customers. ATM advances made to customers included in CIPC totaled approximately $809,000 and $1,164,000 as of December 31, 2004 and 2003, respectively. Credit card advances made to customers included in CIPC totaled approximately $745,000 as of December 31, 2004. Concentrations of credit risk related to credit card and ATM advances are limited to the credit card and ATM processors who remit the cash back to the Company. The Company believes these processors are financially stable and no significant credit risk exists with respect to CIPC arising from ATM and credit card advances.

Receivables:

Accounts receivable arise primarily from fees from credit card and ATM advances provided at casino locations. Concentrations of credit risk related to the fees from credit card and ATM advances are limited to the credit card and ATM processors who remit to the Company its share of fees earned. The Company believes these processors are financially stable and no significant credit risk exists with respect to accounts receivable arising from the fees for ATM and credit card advances. No allowance was considered necessary on these receivables through December 31, 2002 and 2003. During 2004, the allowance was increased by $65,000 by a charge to expense.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies (continued):

Notes receivable:

The Company has made advances to officers of the Company under various loan agreements (Notes 5 and 12). The advances made to officers were made prior to January 2002. The loans made to officers have a face value of approximately $1,971,000 as of December 31, 2004, and are collateralized by Equitex common stock, including registered and unregistered shares. The Company’s allowance for doubtful notes receivable is adjusted based on the value of the underlying collateral. Due to the level of risk associated with this common stock, it is reasonably possible that changes in the value of the common stock will occur in the near term and that such changes could materially affect the value of the collateral underlying the notes. After all attempts to collect a note receivable have failed, the note receivable is written-off against the allowance. Based on management’s evaluation of repayment intentions, $485,936 of this amount has been presented as a reduction in stockholders’ equity at December 31, 2004. The allowance for doubtful notes receivable made to officers was $1,279,300 and $1,053,300 as of December 31, 2004 and 2003, respectively.

The Company establishes an allowance for losses on other notes receivable through a provision for losses charged to expense. The allowance is an amount management believes will be adequate to cover estimated losses, based on an evaluation of the collectibility of the notes receivable. The allowance for doubtful notes receivable on loans made to other than officers was approximately $646,500 and $410,000 at December 31, 2004 and 2003, respectively.

Revenue recognition:

Revenue is recognized from financial services at the time the service is provided. Revenues are derived from check cashing fees, credit and debit card advance fees and automated teller machine (“ATM”) surcharge and transaction fees.

In general, check cashing fees are comprised of a fee based upon a percentage of the face amount of total checks cashed, and is recognized at a point a transaction is generated by the casino cage.

Credit and debit card advance fees are comprised of the fee charged to patrons for credit and debit card cash advances and is recognized at the point a transaction is generated by the casino cage for the patron’s transaction or cash is dispensed from an ATM.

ATM surcharge and transaction fees are comprised of upfront patron transaction fees or surcharges assessed at the time the transaction is initiated and a percentage of interchange fees paid by the patron’s issuing bank. These issuing banks share the interchange revenue with the Company. Upfront patron transaction fees are recognized when a transaction is initiated, and interchange revenue is recognized on a monthly basis based on the total transactions occurring during the month.

Returned checks:

The Company charges operations for potential losses on returned checks in the period in which the amounts are deemed uncollectible, generally when such checks are returned. Recoveries on returned checks are credited in the period when the recovery is received.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies:

Returned checks (continued):

In September 2003, checks totaling $606,316 from one customer were cashed by the Company and were returned as insufficient funds. In March 2004, the Company received a non-interest bearing promissory note from this customer. Based on an imputed interest rate of 12%, a discount of $256,316 was applied to this note which was charged to operating expense during the fourth quarter of 2003. Based on management’s evaluation of this note, during the fourth quarter of 2004 an allowance of $236,500 was recorded against this note. The Company believes the remaining balance of $100,000 is collectible, based on collateral pledged in connection with the note (Note 5).

Fair value of financial instruments:

The estimated fair values of financial instruments has been determined by the Company using available market information and appropriate methodologies; however, considerable judgment is required in interpreting information necessary to develop these estimates. Accordingly, the Company's estimates of fair values are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

The fair values of cash and cash equivalents, current non-related party receivables, and accounts payable approximate their carrying amounts because of the short maturities of these instruments.

The fair values of notes and advances receivable from non-related parties approximate their carrying values because of the short maturities of these instruments, except for a $606,316 non-interest bearing note receivable from a Chex customer (Note 5), as to which the fair value is estimated to be approximately $100,000. The fair values of notes and advances receivable from related parties are not practicable to estimate, based upon the related party nature of the underlying transactions.

The fair value of notes and loans payable to non-related parties approximates their carrying values because of the short maturities of these instruments. The fair values of long-term debt payable to financial institutions approximates carrying values, net of discounts applied based on market rates currently available to the Company. The fair values of notes payable to related parties are not practicable to estimate, based upon the related party nature of the underlying transactions.

Property, equipment and leaseholds:

Property, equipment and leaseholds are stated at cost, and depreciation is provided by use of accelerated and straight-line methods over the estimated useful lives of the assets. The cost of leasehold improvements is depreciated over the estimated useful life of the assets or the length of the respective leases, whichever period is shorter. The estimated useful lives of property, equipment and leaseholds are as follows:

Office equipment, furniture and vehicles	3 to 7 years
Computer hardware and software	3 to 5 years
Leasehold improvements	7 years

Expenditures for improvements are capitalized, while repairs and maintenance are expensed as incurred.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies (continued):

Goodwill, intangible assets and amortization:

Goodwill represents the excess of the purchase price over the estimated fair values of the net tangible and identifiable intangible assets acquired prior to 2002. As discussed below, goodwill and intangible assets with indefinite lives are not amortized. Identifiable intangible assets with finite lives are being amortized on a straight-line basis over three to seven years (Note 7).

The Company applies the provisions of SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 no longer allows the amortization of goodwill and intangible assets with indefinite useful lives. SFAS No. 142 requires that these assets be reviewed for impairment at least annually, or whenever there is an indication of impairment. Intangible assets with finite lives continue to be amortized over their estimated useful lives and are reviewed for impairment in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, discussed below.

SFAS No. 142 requires companies to allocate goodwill to identifiable reporting units, which are then tested for impairment using a two-step process. The first step requires comparing the fair value of each reporting unit with its carrying amount, including goodwill. If the fair value exceeds the carrying amount, goodwill of the reporting unit is considered not impaired, and the second step of the impairment test is not necessary. If the fair value of the reporting unit does not exceed the carrying amount, the second step of the goodwill impairment test must be performed to measure the amount of impairment loss, if any. This step requires the allocation of the fair value of the reporting unit to the reporting unit's assets and liabilities (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The excess of the fair value of the reporting unit over its re-evaluated net assets would be the new basis for the reporting unit's goodwill, and any necessary goodwill write down to this new value would be recognized as an impairment expense.

The Company adopted SFAS No. 142 on January 1, 2002, and completed the first step of the transitional goodwill impairment test as required. The Company allocated all goodwill to Chex. The fair value of the reporting unit exceeded the carrying value of the reporting unit and accordingly, as of that date, there was no goodwill impairment. The Company also performed goodwill impairment tests in the fourth quarters of 2004, 2003 and 2002 and determined that there was no goodwill impairment as of the test date. A goodwill impairment test is performed annually in the fourth quarter or upon significant changes in the Company's business environment.

Impairment of long-lived assets:

Management assesses the carrying value of long-lived assets for impairment when circumstances indicate such amounts may not be recoverable from future operations. Generally, assets to be held and used are considered impaired if the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. At December 31, 2004 and 2003, management believes no impairment has occurred.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies (continued):

Software development costs:

FFFC and its subsidiary Chex develop computer software for internal use. Internal and external costs incurred for the development of computer applications, as well as for upgrades and enhancements that result in additional functionality of the applications, are capitalized. Internal and external training and maintenance costs are charged to expense as incurred. When an application is placed in service, the Company begins amortizing the related capitalized software costs using the straight-line method and an estimated useful life varying from 3 to 5 years.

Advertising:

Advertising costs, which are primarily incurred by Chex, are expensed as incurred. Advertising costs were approximately $243,000, $392,000 and $296,000 in 2004, 2003 and 2002, respectively.

Income taxes:

Income taxes are provided for the tax effects of transactions reported in the financial statements, and a deferred income tax liability or asset is recognized for temporary differences between the Company's financial statements and tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

Use of estimates:

Preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheets and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Net income (loss) per share:

SFAS No. 128, Earnings Per Share, requires dual presentation of basic and diluted earnings or loss per share ("EPS") with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Income or loss per share of common stock is computed based on the weighted average number of common shares outstanding during the period. Stock options, warrants, common stock to be issued, and common stock underlying convertible preferred stock are not considered in the calculations for the years ended December 31, 2004, 2003 and 2002, as the impact of the potential common shares, which total 4,005,480, 2,336,171 and 2,611,379, respectively, would be to decrease loss per share. The historical loss per share of the Company has been retroactively restated to reflect the one-for-six reverse stock split.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies (continued):

Comprehensive income:

SFAS No. 130, Reporting Comprehensive Income, establishes requirements for disclosure of comprehensive income. During the years presented, the Company did not have any components of comprehensive income to report.

Stock-based compensation:

SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”), defines a fair-value based method of accounting for stock-based employee compensation plans and transactions in which an entity issues its equity instruments to acquire goods or services from non-employees, and encourages but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and guidance provided in SFAS Interpretation (“FIN”) No. 44, Accounting for Certain Transactions Involving Stock Compensation. Accordingly, compensation cost for employee stock options is measured as the excess, if any, of the quoted market price of the Company’s common stock at the date of the grant over the amount an employee must pay to acquire the stock.

In May 2003, Equitex issued options to purchase 126,667 shares of its common stock to employees of Chex for services performed. The options were issued with an exercise price of $4.08 per share (the market value of the common stock at the date of the grant) and expire in May 2008.

In July 2004, the Company granted 265,000 options to various employees for services. The options were issued with an exercise price of $5.10 (the market value at the date of the grants) and expire in July 2009. In addition, in July 2004 the Company granted 68,334 options for legal and consulting services provided to the Company. The options were issued with an exercise price of $5.10 (the market price at the dates of the grants) and expire in July 2009. The options granted to consultants were valued at $6,970 based upon the Black-Scholes option pricing model.

Of the 800,000 warrants received by Equitex in conjunction with the Merger Agreement, 640,000 were subsequently transferred to officers, directors and a consultant of Equitex and Chex. The warrants were determined to have a fair value of $1.00 at the date of the grant, resulting in $553,000 and $23,000 of compensation expense for employees and consultants, respectively, recorded in the Company’s consolidated financial statements during the year ended December 31, 2004.

Had compensation cost for stock-based awards issued to employees been determined based on the fair values at the grant dates for awards under the plans consistent with the fair-value based method of accounting prescribed by SFAS No. 123, the Company's results would have been changed to the pro forma amounts indicated below:

	2004	2003	2002
Net (loss) income	$(7,457,983)	$(4,577,225)	$(4,319,000)

ADD: Stock-based employee compensation expense included in reported net loss	553,000	19,000	-

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies:

Stock-based compensation (continued):

	2004	2003	2002
DEDUCT: Total stock-based employee compensation expense determined under fair value based method for all awards	(587,000)	(503,000)

Pro forma net loss	$(7,491,983)	$(5,061,225)	$(4,319,000)

Net loss per share:

Basic and diluted - as reported	$(1.36)	$(1.06)	$(1.17)

Basic and diluted - pro forma	$(1.37)	$(1.03)	$(1.17)

The fair value of options granted was estimated on the date of grant using the Black-Scholes option pricing model. No options were issued during 2002. The following weighted average assumptions were utilized:

	2004	2003

Expected dividend yield	0	0
Expected stock price volatility	99%	76%
Risk-free interest rate	2%	1.2%
Expected life of options	2 years	2.5 years

Recently issued accounting standards:

In December 2004, the FASB issued SFAS No. 123(R) Share-Based Payment, which addresses the accounting for share-based payment transactions. SFAS No. 123(R) eliminates the ability to account for share-based compensation transactions using APB 25, and generally requires instead that such transactions be accounted for and recognized in the statement of operations based on their fair value. SFAS No. 123(R) will be effective for public companies that do not file as small business issuers as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. Management is evaluating the provisions of this standard. Depending upon the number and terms of options that may be granted in future periods, the implementation of this standard could have a material impact on the Company’s financial position and results of operations.

In December 2003, the FASB issued Interpretation No. 46R (“FIN 46R”), a revision to SFAS Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities. FIN 46R clarifies some of the provisions of FIN 46 and exempts certain entities from its requirements. FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity’s residual returns or both. FIN 46R also requires disclosures about variable interest entities that a company is not required to consolidate but in which it has a significant variable interest. FIN 46R became effective for variable interest entities or potential variable interest entities for periods ending after December 15, 2003, and became effective for all other types of entities by the beginning of the first annual reporting period beginning after March 15, 2004. The adoption of FIN 46R did not have an impact on the Company’s financial position or results of operations.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

2.	Significant accounting policies (continued):

Recently issued accounting standards (continued):

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). Mandatorily redeemable instruments (i.e., instruments issued in the form of shares that unconditionally obligate the issuer to redeem the shares for cash or by transferring other assets) are to be reported as liabilities by their issuers. This statement does not affect the classification or measurement of convertible bonds, puttable stock, or other outstanding shares that are conditionally redeemable. The provisions of SFAS No. 150 are generally effective for all financial instruments entered into or modified after May 31, 2003, except for those provisions relating to mandatorily redeemable non-controlling interests, which have been deferred. The adoption of SFAS No. 150 did not have a material impact on the financial position or results of operations of the Company. If the deferred provisions of SFAS No. 150 are finalized in their current form, management does not expect adoption to have a material effect of the financial position or results of operations of the Company.

Reclassifications:

Certain amounts reported in the 2003 and 2002 consolidated financial statements have been reclassified to conform to the 2004 presentation.

3.	Discontinued operations:

Through March 1, 2002, Key's credit card products were marketed for Net First National Bank ("Net First") under an agreement that provided the Company with a 100% participation interest in the receivables and related rights associated with credit cards issued, and required the payment of monthly servicing fees to Net First. The Company provided collection and customer services related to the credit cards issued. On March 1, 2002, federal banking regulators closed Net First, which was the sole issuing bank for Key's PAY AS YOU GO credit card program.

In March 2002, the Federal Deposit Insurance Corporation ("FDIC") notified the Company that it had been appointed receiver of all funds due from Net First to Key. As receiver, the FDIC elected to disaffirm, to the full extent, all contracts Key was a party to with Net First. On March 10, 2002, the Company was made aware that the FDIC was notifying Net First credit card holders that their accounts were to be closed, and accordingly, Key would not be able to transfer the existing PAY AS YOU GO credit card portfolio to a successor financial institution. In November 2002, the Company filed a lawsuit seeking to recover the full amount of a claim with the FDIC for all funds due from Net First to Key through the date federal banking regulators closed Net First (Note 11).

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

3.	Discontinued operations (continued):

The Company immediately implemented steps to eliminate Key's operating costs associated with marketing and servicing the Net First program. These steps included employee lay-offs of all but essential management and employee personnel necessary to re-establish its marketing and servicing capabilities upon the establishment of a new relationship with another financial institution. The Company had discussions with financial institutions to initiate a new credit card program; however, the Company was not able to establish such a relationship. During the fourth quarter of 2003, "run-off" operations, which consisted of processing residual payments on remaining active accounts in its portfolio ceased.

The carrying amounts of assets and liabilities of Key at December 31, 2004 and 2003 are as follows:

	2004	2003

Cash (included in prepaid expenses and other)	$139	$1,055

Accounts payable	$490,854	$524,829
Accrued expenses	25,000	25,000
Notes payable, related party	77,057	71,939

Total liabilities (all current)	$592,911	$621,768

Key had no revenues during the year ended December 31, 2004. Key revenues for the years ended December 31, 2003 and 2002 reported in discontinued operations were $36,644 and $3,474,273, respectively. Losses incurred by Key in 2004, 2003 and 2002 were $9,984, $75,841 and $2,928,398, respectively. In 2002, Key losses included $2,151,207, related to the closure of Net First (Note 11).

4. Receivables:

Receivables at December 31, 2004 and 2003, consist of the following:

	2004	2003

Credit card and ATM processors, net of allowance of $65,000 (2004)	$777,723	$1,113,992
Due from Paymaster Jamaica		608,000
Amount held in trust	182,184	258,642
Credit card receivables, net of allowance, of $705 (2004) and $1,545 (2003)	139,663	153,547
Other receivables	238,539	210,699

	$1,338,109	$2,344,880

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

4.	Receivables (continued):

Amounts due from credit card and ATM processors arise primarily from fees from credit card and ATM advances by Chex to casino patrons. During 2004, the allowance for ATM and credit card processors was increased by $65,000 by a charge to expense. Credit card receivables are reduced by allowances for refundable fees and losses. The amounts due from Paymaster Jamaica were due for services performed by Denaris, which were recorded as deferred revenue at December 31, 2003 (presented in accrued expenses and other liabilities). The amount held in a trust under an agreement is to secure payment of reservation fees due customers. The amount is held by a third party financial institution. Credit card receivables include refundable and earned fees, which represent the balance reported to customers.

Changes in the allowance for credit card losses for the years ended December 2004, 2003 and 2002 are as follows:

	2004	2003	2002

Balances, beginning of year	$1,545	$3,465	$208,070
Provision for recoveries	2,520	4,879	121,307
Amounts charged-off	(3,360)	(6,799)	(325,912)

Balances, end of year	$705	$1,545	$3,465

5.	Notes and interest receivable:

Notes receivable at December 31, 2004 and 2003, consist of the following:

	2004	2003

Note receivable from iGames Entertainment, Inc. (“iGames”); interest at 10%; maturity January 2005, currently in default [A], [C]	$2,000,000

Notes receivable from the estate of a deceased officer of Chex; interest at 6%; principal and unpaid interest due in November 2004; collateralized by unregistered shares of the Company's common stock; a valuation allowance of $1,279,300 has been recorded against this receivable at December 31, 2004 ($1,053,300 at December 31, 2003); currently in default [B], [C]	1,484,691	$1,484,691

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

5.	Notes and interest receivable (continued):

	2004	2003

Note receivable from a customer of Chex; non-interest bearing; principal balance of $606,316, net of $256,316 discount at December 31, 2004 and 2003, based on imputed interest rate of 12%; discount charged to operating expense in 2003; monthly payments of $4,500 beginning May 2004 through December 2010, at which time the balance is due in full; collateralized by mortgages on three parcels of real property in Florida; a valuation allowance of $236,500 has been recorded against this receivable at December 31, 2004; currently in default [C]	336,500	350,000

Notes receivable from an officer of Chex; interest at rates ranging from 5.75% to 6%; due on demand; collateralized by unregistered shares of the Company's common stock; at December 31, 2004 this receivable is presented as a reduction to stockholders’ equity based on management’s evaluation of repayment intentions (Note 12) the Company also has $119,624 (2004) and $150,000 (2003) of notes payable to this officer [B], [C]		485,936

Note receivable from Paymaster Jamaica; interest at 10%, collateralized by a pledge of Paymaster Jamaica common shares by Paymaster Jamaica's president; note matures in August 15, 2008; payments of interest only due semi-annually beginning August 15, 2003 through maturity; a valuation allowance of $250,000 has been recorded against this receivable at December 31, 2004 and 2003; first interest payment waived by the Company	500,000	500,000

Notes receivable from Equitex 2000, Inc., an affiliate of the Company through common control; interest at 10%; unsecured; due on demand; a valuation allowance of $160,000 has been recorded against this receivable at December 31, 2004 and 2003 [B]	1,208,574	1,266,556

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

5.	Notes and interest receivable (continued):

	2004	2003

Notes receivable from various Chex employees and a shareholder; non-interest bearing; unsecured; due on demand [B]	52,900	53,700
	5,582,665	4,140,883

Interest receivable, includes related party interest of $118,554 (2004) and $110,751 (2003)	214,666	136,634
Less current maturities	(472,291)	(707,155)
Notes receivable, net of current portion, before valuation allowance	5,325,040	3,570,362
Less valuation allowance	(1,925,800)	(1,463,300)

Notes and interest receivable, net, long-term	$3,399,240	$2,107,062

[A]
In January 2004, Chex advanced iGames $2,000,000 under a Term Loan Note (the “Note”). Interest accrues at 10% per annum, and the maturity date was in January 2005, as defined in the Note. The Note was to be secured by a pledge of capital stock of the borrower pursuant to a stock pledge agreement. The stock pledge agreement was not executed, which resulted in an event of default under the terms of the Note. Therefore, Chex demanded that the entire unpaid principal and accrued interest be paid in full. Chex has commenced litigation relating to the collection of the Note (Note 11). The Company has presented the Note as a non-current asset at December 31, 2004 due to uncertainty as to the anticipated litigation settlement date.

[B]
Demand notes and interest receivable, less valuation allowances aggregating to $1,372,519 at December 31, 2004, have been classified as non-current assets, as it is management's intention not to demand payment in 2005. Demand notes receivables aggregating to $1,797,492 were classified as non-current assets at December 31, 2003.

[C]	The Company in no longer accruing interest on these loans due to uncertainty as to collection.

Changes in the allowance for notes receivable for the years ended December 31, 2004, 2003 and 2002 are as follows:

	2004	2003	2002

Balances, beginning of year	$1,463,300	$1,211,100	$1,150,000
Additions charged to expense	462,500	410,000	61,100
Deductions credited to expense		(157,800)

Balances, end of year	$1,925,800	$1,463,300	$1,211,100

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

6.	Property, equipment and leaseholds:

The major classes of property, equipment and leaseholds, and total accumulated depreciation at December 31, 2004 and 2003, are as follows:

	2004	2003

Office equipment, furniture and vehicles	$1,852,998	$1,771,948
Leasehold improvements	52,765	52,765
Computer software	760,834	141,664
	2,666,597	1,966,377
Less accumulated depreciation	(1,336,502)	(781,564)

	$1,330,095	$1,184,813

The amounts above include equipment under capital leases with a gross carrying value of approximately $302,000 and $157,000 at December 31, 2004 and 2003, respectively, and accumulated depreciation of approximately $99,000 and $47,000 at December 31, 2004 and 2003, respectively.

The amounts above include long-lived assets with a carrying value of $158,914 located in London, England consisting primarily of computer hardware and software. Depreciation expense was $554,938 and $379,446 for the years ended December 31, 2004 and 2003, respectively.

7.	Goodwill, intangible and other assets:

At December 31, 2004 and 2003, goodwill was $5,636,000, none of which is deductible for tax purposes. Intangible and other assets are as follows:

	December 31, 2004			December 31, 2003
	Gross Carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount

Casino contracts	$4,300,000	$1,949,440	$2,350,560	$4,300,000	$1,349,440	$2,950,560
Non-compete agreements	350,000	227,300	122,700	350,000	163,300	186,700
Customer lists	250,000	250,000		250,000	178,600	71,400
Trade names	100,000		100,000	100,000		100,000
Total intangible assets	5,000,000	2,426,740	2,573,260	5,000,000	1,691,340	3,308,660
Loan costs	637,625	125,515	512,110
Other assets	49,733		49,733	49,733		49,733

	$5,687,358	$2,552,255	$3,135,103	$5,049,733	$1,691,340	$3,358,393

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

7.	Goodwill, intangible and other assets (continued):

Casino contracts represent Chex's renewable agreements with Native American owned gaming establishments to operate in those establishments for initial terms of between one and five years. Casino contracts have historically been renewed by gaming establishments and are amortized using the straight-line method over seven years. The non-compete agreements with members of Chex management are amortized using the straight-line method over the five years. Customer lists relate to core customers that rely on the use of Chex's facilities and have been fully amortized. Trade names consist of the Chex Services and FastFunds names, which are believed to be readily identified and known in the marketplace by Chex customers. Trade names are considered to have an indefinite life and are therefore not amortized. Other assets primarily represent long-term deposits and deferred loan costs. Loan costs are amortized over the terms of the related loans, which range from nine to forty-five months.

Aggregate amortization expense for intangible assets for the years ended December 31, 2004, 2003 and 2002, was $735,400, $740,000 and $876,755, respectively. Estimated amortization expense for intangible assets for each of the four remaining succeeding fiscal years is as follows:

Year ending
December 31,	Amount

2005	$664,000
2006	659,000
2007	600,000
2008	551,000

8.	Notes and loans payable and long-term debt:

Notes and loans payable and long-term debt at December 31, 2004 and 2003 consist of the following:

Notes and loans payable:

	2004	2003

Notes payable to individuals; interest rates ranging from 9% to 15%; interest and principal payable monthly or quarterly; the notes are unsecured and mature on various dates through December 2005; the notes are subject to repayment with ninety days notice at the option of the holder; subsequent to December 31, 2004, the Company repaid $168,000 of these notes payable	$11,402,602	$10,692,177

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

8.	Notes and loans payable and long-term debt (continued):

	2004	2003

Convertible promissory notes; originally due November 2002; notes of $100,000 were converted into common stock in November 2003; notes of $185,000 are currently in default [A]	185,000	185,000

Convertible promissory notes; interest at 9.5%, net of discounts [B]	185,335

Note payable to an officer of Chex; interest at 8%; unsecured; due on demand	14,519	150,000

Notes payable to officers of the Company; interest at 8%; unsecured; due on demand	57,500

Notes payable to affiliate through common ownership and control by the Company's president; interest at 10%; unsecured; due on demand	21,700	5,421

Note payable under litigation settlement agreement; repaid in May 2004		400,000

	$11,866,656	$11,432,598

The weighted-average interest rates on short-term borrowings were 9.95%, 10.3% and 11.4% in 2004, 2003 and 2002, respectively

Long-term debt:

Convertible promissory notes; interest at 7% per annum; collateralized by all assets of Chex and the Company’s stock ownership in FFFC; net of discount [C]	$3,989,446

Convertible promissory notes; interest at 5% [D]	200,000

Obligations under capital leases; imputed interest rates ranging from 6.5% to 7%; due at various dates through October 2007; collateralized by equipment	169,787	$88,970

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

8.	Notes and loans payable and long-term debt (continued):

	2004	2003

Note payable to a bank; interest at prime plus .25%; repaid in June 2004		150,000
	4,359,233	238,970
Less current maturities	(1,315,217)	(201,727)

	$3,044,016	$37,243

Aggregate annual maturities of long-term debt are as follows:

Year ending
December 31,	Amount

2005	$1,315,217
2006	1,375,755
2007	1,668,261

$4,359,233

At December 31, 2003, Chex had a bank overdraft of $2,497,766 outstanding with a bank. Interest on the overdraft was charged at 4.5%. In March 2004, Chex paid the amount due on the overdraft with funds received by the Company in a $5 million debt refinancing, as discussed below.

[A]
These convertible promissory notes were issued along with warrants to purchase 12,834 shares of the Company's common stock. The portion of the proceeds applicable to the warrants was determined to be approximately $72,000 utilizing the Black-Scholes pricing model, and therefore $72,000 of the total proceeds was allocated to the warrants, resulting in an imputed interest rate of 12.5%. The value assigned to the warrants was amortized to interest expense using the effective interest method over the term of the notes. Through December 31, 2002, the Company recognized $72,000 of interest expense related to the warrants.

The convertible promissory notes included beneficial conversion features in which the notes are convertible at 80% of the average of the closing bid price of the Company's common stock during the ten trading days immediately preceding the date on which the holder elects to convert the notes. The intrinsic value of the beneficial conversion features were determined to be approximately $168,000, which was charged to interest expense at the time of issuance, as the notes are convertible at any time after the date of issuance at the option of the holder.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

8.	Notes and loans payable and long-term debt (continued):

[B]
In December 2004, FFFC closed on $1,774,064 of unsecured convertible promissory notes (the “Convertible Notes”) with various note holders (the “Holders”). The Convertible Notes carry a stated interest rate of 9.5% per annum, have a 9-month term and are convertible at the Holders’ option, including any unpaid interest, into shares of FFFC common stock at $1.00 per share for a three-year period commencing on the due date. The Convertible Notes may be prepaid at any time, in whole or in part and from time to time without premium or penalty, provided however that FFFC may not make any prepayments unless at least 50% of the outstanding amount due on the $5 million notes (discussed below) have been paid. At this time, it is uncertain whether FFFC will prepay the Convertible Notes. The Holders also received warrants to purchase 1,774,064 shares of FFFC common stock at an exercise price of $2.00 per share.

The proceeds from the Convertible Notes have been allocated between the estimated fair value of the Convertible Notes and the warrants based on their relative fair values. These warrants were valued at approximately $113,100 based upon the Company’s assumption that the market interest rate for a similar convertible note without the warrants and the beneficial conversion features would be approximately 18%. Therefore $113,100 of the total proceeds was allocated to the warrants. FFFC reduced the carrying value of the Convertible Notes for this amount, with an offset to additional paid-in capital and is amortizing this discount as additional interest expense over the nine-month term of the Convertible Notes. Accordingly, $12,135 is included in interest expense during the year ended December 31, 2004. The beneficial conversion features were valued at $1,660,967 as the intrinsic value of the beneficial conversion features is limited to the total amount of the proceeds received, net of the amount allocated to the warrants. The Company reduced the carrying value of the Convertible Notes for this amount, with an offset to additional paid-in capital, and is amortizing this discount as additional interest expense to the date first convertible by the Holders, which is 9 months. Accordingly, $173,200 is included in interest expense during the year ended December 31, 2004.

FFFC also paid $137,925 to an advisory firm in connection with the transaction, which was recorded as deferred loan costs and is being amortized over the nine-month term of the Convertible Notes. Accordingly, $14,261 is included in general and administrative expense for the year ended December 31, 2004.

[C]
In March 2004, the Company closed on $5,000,000 of convertible promissory notes (the "Notes") with two financial institutions (the "Lenders"). The Notes carry a stated interest rate of 7% per annum and have a 45-month term. Interest only payments were due April 2004 through June 2004. Beginning in July 2004, principal and interest payments amortize over the remaining 42-month period. The Notes are senior to all other debt of the Company and are collateralized by all assets of Chex as defined in the security agreement.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

8.	Notes and loans payable and long-term debt (continued):

The Notes are convertible into common stock at $8.10 per share up to an amount equal to 4.99% of the Company's outstanding common stock. In June 2004, the Company reduced this conversion price to $6.885 per share (the market value of the Company’s common stock at that date). The Company has the right to make any monthly payment of principal and interest in shares of its common stock. The common stock is to be issued based on 85% of the average bid price for 20 trading days prior to the payment due date. The maximum number of shares that can be delivered as payment is to be equal to 10% of the average monthly trading volume for the month prior to the payment due date. The Company may also issue common shares each month in an amount not to exceed 10% of the prior month's total share volume as payment, to be applied to the outstanding principal balance up to a value of $100,000. Any beneficial conversion features resulting from future payments made by the Company in common stock at 85% will be recorded in earnings at the time of conversion, as the number of shares the holder will receive is not known until the payment occurs.

The Notes contain certain anti-dilution provisions requiring the Company to pay the Lenders as collateral, the pro-rata number of shares the Lenders would receive in any spin-off or dividend from the Company as if the remaining principal balance under the Note was fully converted at $6.885 per share. The dividend shares are to be segregated and may be liquidated at the discretion of Lenders.

The Lenders also received warrants to acquire up to 133,334 shares of the Company's common stock at an exercise price of $9.00 per share. The warrants are exercisable for a period of five years, and include a cashless exercise provision. These warrants were valued at $358,400 based upon the Black-Scholes option-pricing model, and therefore $358,400 of the total costs were allocated to the warrants, resulting in an imputed interest rate of 7.5%. In June 2004, the Company reduced the exercise price of these warrants to $7.65 per share. In August 2004, the Company reduced the exercise price of these warrants to $4.26 per share. As a result of the additional allocation resulting from these reductions in exercise price, the Company allocated an additional $102,800 to these warrants. The Company reduced the carrying value of the Notes by this amount and is amortizing the discount to interest expense over the 45-month term of the Notes. Accordingly, $92,367 has been recorded as interest expense during the year ended December 31, 2004. In addition, warrants to acquire up to 50,000 shares of Equitex common stock exercisable at $6.00 per share for a period of two years were issued to an advisory firm in connection with the transaction. These warrants were valued at $164,700 based upon the Black-Scholes option-pricing model. The Company also paid cash of $320,000 for legal services and finders' fees in connection with the transaction. The Company recorded the value of these warrants and the cash paid as deferred loan costs and is amortizing these costs over the 45-month term of the Notes. Accordingly, $107,710 is included in general and administrative expense during the year ended December 31, 2004.

The Company filed with the Securities and Exchange Commission a registration statement registering common shares underlying conversion of the Notes, warrants and shares used to make monthly payments. The registration statement was declared effective July 13, 2004.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

8.	Notes and loans payable and long-term debt (continued):

[D]
In connection with the June 7, 2004 Merger Agreement, FFFC received $400,000 in exchange for convertible promissory notes. The notes are convertible into 4,000,000 shares ($0.10 per share) of FFFC common stock upon the occurrence of certain future events, and bear interest at 5% per annum. Unless converted, any outstanding balance of principal and interest is due in April 2007. On June 29, 2004, an advisory agreement between Chex and the financial advisor was executed (Note 11). As a result, 25% ($100,000) of the notes were converted into 1,000,000 shares of FFFC common stock. An additional 25% ($100,000) was converted in August 2004 upon an independent director being added to the FFFC board of directors and the satisfaction of certain other criteria. The remaining 50% ($200,000) is to convert into 2,000,000 shares of FFFC common stock upon FFFC's execution of a definitive merger agreement or acquisition of an entity having not less than $10,000,000 in revenue. The conversion of the note is deemed to be beneficial as the note converts to common stock of FFFC at $0.10 per share (the estimated fair value of FFFC's common stock was determined to be $1.00 per share on the date of closing). The intrinsic value of the beneficial conversion feature is limited to the amount of the proceeds allocated to the convertible note; therefore the value of the convertible feature was determined to be $400,000. In connection with each of the conversions of a 25% portion of the note to common stock, the Company recorded an additional $100,000 of interest expense related to the beneficial conversion feature. Accordingly, $200,000 has been recorded as additional interest expense during the year ended December 31, 2004. As the remaining 50% of the conversion feature is contingent upon the occurrence of future events, it will be recorded in earnings when converted.

9.	Income taxes:

Income tax expense for the years ended December 31, 2004, 2003 and 2002 is as follows:

	2004	2003	2002

Current:
State	$48,889	$38,000	$55,000

Deferred:
Federal	1,242,000
State	138,000
	1,380,000

	$1,428,889	$38,000	$55,000

During the quarter ended June 30, 2004 management assessed the realization of its deferred tax assets. Based on this assessment it was determined to be more likely than not that the Company's deferred tax assets will not be realizable, and the Company determined that a valuation allowance was required. Accordingly, the Company's valuation allowance was increased by $1,380,000, which resulted in an increase to the provision for income taxes of the same amount.

The reconciliation between the expected tax benefit computed at the federal statutory income tax rate of 34% and the effective tax rate applied to the pre-tax loss from continuing operations for the years ended December 31, 2004, 2003 and 2002, is as follows:

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

9.	Income taxes (continued):

	2004	2003	2002

Statutory Federal income tax rate	(34%)	(34%)	(34%)
State taxes, net of federal income tax benefit	(4%)	(4%)	(4%)
Effect of change in valuation allowance	60%	39%	42%
	22%	1%	4%

The following is a summary of the Company's deferred tax assets and liabilities:

	2004	2003

Deferred tax assets:
Allowance for loan losses	$859,000	$680,000
Intangible and other assets	19,000	18,000
Compensation and other accruals	549,000	357,000
Net operating loss carryforwards	6,005,000	4,113,000
Total deferred tax assets	7,432,000	5,168,000
Valuation allowance	(7,432,000)	(3,727,000)
	54,000	1,441,000
Deferred tax liabilities, credit card receivables	(54,000)	(61,000)

Net deferred tax asset	$-	$1,380,000

Net operating loss carryforwards of approximately $17,700,000 are available to offset future taxable income, if any, and expire between 2016 and 2024. The net operating loss carryforwards may be subject to certain limitations due to business acquisitions and other transactions.

10.	Related party transactions:

Bonus to officer:

In June 2003, the Company's Board of Directors approved a bonus arrangement with the Company's president. The bonus arrangement, effective June 2, 2003, provides for an annual bonus calculated quarterly based on 5% of the increase in the market value of the Company's common stock, accrued quarterly, beginning with the closing price as reported by Nasdaq on December 31 of each year, and ending with the closing price on December 31 of the following year. Payments under the bonus arrangement are to be made at the discretion of the Company's management from time to time, as cash flow permits. Total compensation expense recorded under this arrangement from June 2, 2003 through December 31, 2003, was approximately $1,490,000, of which approximately $209,000 and $755,000 was paid in 2003 and 2004, respectively. Approximately $526,000 and $1,281,000 is included in accrued liabilities at December 31, 2004 and 2003, respectively.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

11.	Commitments, contingencies and credit risk:

Litigation:

In April 2004, Equitex and Chex executed a settlement agreement with Cash Systems, Inc. (“Cash Systems”) pursuant to which the Company paid Cash Systems $125,000 for expenses related to an Agreement and Plan of Merger (“APM”), which was terminated in December 2003. As part of the settlement agreement, Cash Systems paid Chex approximately $476,000 for commissions owed to Chex by Cash Systems. In April 2004, both Equitex and Chex and Cash Systems agreed to mutually release each other from further liability related to the APM and the Seminole Tribe termination in January 2004; however, Equitex and Chex retained the right to legal action against Native American Cash Systems Florida, Inc. (NACSF), Native American Cash Systems, Inc. (NACS) and its President, for the wrongful termination of the Seminole Tribe casino contracts. In February 2005, Equitex and Chex reached a tentative settlement agreement with NACSF, NACS and its President under which all the parties have agreed to dismiss their claims against each other in exchange for mutual releases. It is anticipated that this agreement will end litigation.

In March 2004, Chex commenced a lawsuit in Hennepin County, Minnesota demanding repayment of $2,000,000, plus a $1,000,000 termination fee, accrued interest and other fees, due from iGames under a term note executed in January 2004. In addition, in March 2004, the Company commenced a lawsuit in Delaware state court (New Castle County) relative to the termination of the Stock Purchase Agreement (“SPA”). iGames has asserted it is entitled to approximately $3.3 million in damages. The Company is confident that its claims in litigation will be upheld, and management believes that the claims made by iGames lack merit. The Company intends to vigorously prosecute its claims and defend against iGames' claims.

In May 2002, Key filed a claim with the FDIC for all funds due from Net First to Key under the Credit Card Program Agreement through the date federal banking regulators closed Net First. The total amount of the claim was $4,311,027. In October 2002, the FDIC notified Key that it had determined to disallow all but $111,734 of the total claim. The notification states that as the FDIC liquidates the assets of the receivership, Key may periodically receive payments on the allowed portion of this claim through dividends. Therefore, no assurance can be given as to whether or not collection will eventually occur. In November 2002, the Company filed a lawsuit in the United States District Court for the Southern District of Florida seeking to recover the full amount of its claim. The FDIC answered the complaint, asserting a counterclaim for $1,000,000, which the FDIC asserts is for refunds to be made to customers who did not receive credit cards as a result of the closing of Net First. In 2002, the Company reserved 100% of the net remaining balance due of $2,151,207 from the FDIC, as receiver for Net First, in addition to amounts previously reserved.

In December 2004, the Company settled with the FDIC, resulting in Key receiving an additional FDIC receiver’s certificate for an allowed claim of $400,000. All other claims and counterclaims have been released under the settlement. The receiver’s certificate is to be paid upon distribution as the FDIC liquidates the assets of the receivership. Therefore, no assurance can be given as to whether or not collection will eventually occur.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

11.	Commitments, contingencies and credit risk (continued):

Litigation (continued):

The Company is involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse impact either individually or in the aggregate on consolidated results of operations, financial position or cash flows of the Company.

Contingencies:

On August 6, 2001, the Company distributed all of its assets (which primarily consisted of its investments in subsidiaries) to Equitex 2000, Inc. ("Equitex 2000"), a subsidiary formed by the Company in 2001. Equitex 2000 also assumed all liabilities of the Company. Simultaneous with the distribution of assets and liabilities to Equitex 2000, the Company transferred its rights, title and interest in the issued and outstanding shares of Equitex 2000 to an escrow account, outside of the control of the Company. The shares of Equitex 2000 are to be distributed from escrow to the stockholders of the Company upon the effective registration of Equitex 2000 with the Securities and Exchange Commission. Shares of Equitex 2000 are to be distributed based on each stockholder's proportional ownership interest in the Company as of July 20, 2001.

In September 2000, the Company entered into an athlete endorsement, license and consulting agreement (the "Agreement") with a professional athlete (the "Athlete"). The Athlete was unable to perform the endorsement services pursuant to the original term of the Agreement, which expired in September 2001. The parties verbally agreed to extend the contract through September 2002. The Company asserts that in November 2001, the Athlete violated the "Reputational Standards" clause of the Agreement. Accordingly, the Company terminated the Agreement, and all compensation called for by the Agreement is being withheld. As a result, the Company reversed the common stock and warrants that were to be issued under the Agreement and reduced stock-based compensation by $62,500 during the year ended December 31, 2002.

A credit limit has been established for each credit card holder account acquired by Nova. By agreement, the credit limit can be terminated at any time for any reason. Because the initial reservation fee charged to all account holders is fully refundable, the total of accounts with credit limits in excess of cardholder balances is reflected as a liability in the amount of $187,432 and $275,499 as of December 31, 2004 and 2003, respectively.

The Company's credit card receivables were initiated under membership terms with VISA and MasterCard. Modification of these terms by VISA and MasterCard could adversely affect operating results.

Lease commitments:

The Company rents space under various non-cancelable operating leases that provide for monthly lease payments through March 2006. Pursuant to certain leases, the Company is required to pay its pro-rata share of taxes and operating expenses. Certain leases also contain various renewal options. Future minimum rental payments due under these non-cancelable leases as of December 31, 2004, are as follows:

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

11.	Commitments, contingencies and credit risk (continued):

Lease commitments (continued):

Year ending
December 31,	Amount

2005	$129,000
2006	19,000

$148,000

In addition, the Company leases office space in Colorado on a month to month basis for $2,500 per month from a corporation in which the Company's president is the sole shareholder.

Total rent expense under operating leases was approximately $283,000, $272,000 and $693,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

In February 2003, the Company entered into an agreement to terminate the operating lease agreement for Key for the unexpired portion of the term of the lease. In consideration for this settlement, the Company paid a lease termination fee of $150,000 in 2003. This amount was accrued at December 31, 2002 and is included in loss from discontinued operations in 2002.

Consulting agreements:

In May 2004, Chex entered into a consulting agreement with a financial advisor to provide assistance in the placement of debt or equity financing with prospective investors and facilitating future merger, acquisition and strategic partnerships on behalf of the Company. The term of the agreement is two years and requires the Company to pay a total of $240,000 to the financial advisor in monthly installments of $10,000 each month. Additionally, the advisor is to receive a fee if the advisor is successful in completing a debt or equity financing for or on behalf of the Company. Pursuant to the agreement and in connection with the December 2004 closing on $1,774,064 of convertible promissory notes issued by FFFC, the advisory firm earned fees of $101,925. FFFC paid $62,000 of the fee and recorded a liability of $39,925 as of December 31, 2004 to the advisory firm, which was paid in February 2005.

In July 2004, FFIL entered into a twelve-month agreement with a third party consultant who is to provide sales, program and business development, and consulting services for FFFC’s International operations. Under the terms of the agreement, FFIL was required to pay the consultant approximately $15,800 per month as an advance against future commissions earned by the consultant. The consultant will be entitled to a 10% commission on all sales generated. In addition, the consultant is to earn a minimum of 3% of the acquisition value if the Company closes on an acquisition introduced by the consultant. The agreement can be terminated by either party subject to not less than three months written notice. No commissions were due under this agreement at December 31, 2004.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

11.	Commitments, contingencies and credit risk (continued):

Consulting agreements (continued):

In August 2004, Chex entered into a six-month consulting agreement with a business advisor to provide management services to assist FFFC to establish operations in Canada, as well as to identify acquisition prospects in Canada, the United States and abroad. Under the terms of the agreement, FFFC was required to pay $10,000 per month, plus pre-approved expenses. The agreement terminated in January 2005 and was not renewed.

In September 2004, FFFC entered into a non-exclusive financial advisory and investment banking services agreement with a third party. The third party is to provide strategic direction to the Company and to identify and assist the Company in specified transactions, as defined. FFFC agreed to pay a fee if the advisor is successful in the closing of a transaction as defined in the agreement. Pursuant to the agreement and in connection with the December 2004 closing of $1,774,064 of convertible promissory notes issued by FFFC, the advisor earned fees of $36,000, which were included in accrued expenses at December 31, 2004.

In October 2004, FFFC entered into a management services agreement on a month-to-month basis with a third party consultant. The consultant provides general administrative and management services to FFFC, as well as develops and implements consumer financial services products. These products include the FFFC kiosk and stored-value card programs. FFFC is required to pay the consultant $10,000 per month. Additionally, FFFC is to pay a monthly revenue participation fee at the rate of 10% of gross revenues received from sales of its kiosk and stored-value card programs after deducting all third party costs. As of December 31, 2004, there were no revenues generated.

Chex employment agreements:

Chex has a salary continuation plan for one of its employees. Pursuant to the plan, this individual is guaranteed two years of salary, which totals approximately $68,000 at December 31, 2004, in the event that the Company is sold and employment is terminated under certain circumstances.

Chex has employment agreements with four of its employees, which expire at various dates through February 2006. Pursuant to each agreement, if terminated for other than an egregious act, the employees are to continue to receive their annual compensation through the term of the agreements, aggregating to approximately $273,000 at December 31, 2004. The amounts are to be paid in monthly installments over the duration of the original contract terms.

In 2002, Chex terminated one of its employees under an employment agreement. In July 2002, Chex and the former employee entered into a settlement agreement and mutual release, in which Chex paid the former employee $65,000, which was charged to operating expense in 2002.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

11.	Commitments, contingencies and credit risk (continued):

Chex casino contracts:

Chex operates at a number of Native American owned gaming establishments under contracts requiring the Company to pay a rental fee to operate at the respective gaming locations. Occasionally, these agreements require the Company to prepay a negotiated amount of such anticipated fees. Typically, the fees are earned by the gaming establishment over the life of the contract based on one of the following scenarios:

o	A minimum amount as defined in the contract.
o	A dollar amount, as defined by the contract, per transaction volume processed by Chex.
o	A percentage of Chex's profits at the respective location.
o	The greater of the monthly amount, dollar amount per transaction volume or percent of Chex's profits payable at the end of the contract term.

As of December 31, 2004 and 2003, the Company has recorded $268,929 and $182,498, respectively, of prepaid amounts on casino contracts and has recorded $574,516 and $587,099, respectively, of accrued liabilities on casino contracts.

Pursuant to the contracts, the Native American owned casinos have not waived their sovereign immunity.

Chex employee benefit plan:

In January 2003, Chex adopted a 401(k) retirement plan (the "Plan"), which covers defined eligible employees of Chex. Eligible employees are able to contribute a portion of their compensation to the Plan, subject to an annual Internal Revenue Service deferral limit. Employee contributions are 100% vested when made. Company contributions are discretionary. During 2004 and 2003, Chex made a matching contribution of 100% on the first 3% of employee deferrals and 50% on employee deferrals between 3% and 5%. Contribution expense was approximately $83,000 and $88,000 for the years ended December 31, 2004 and 2003, respectively.

12.	Stockholders’ equity:

Series D convertible preferred stock:

The Series D Preferred Stock is convertible, together with any cumulative unpaid dividends, at any time into shares of the Company's common stock at a conversion price per share of common stock equal to 65% of the average closing bid price of the Company's common stock as specified in the agreement.

The holder of each share of Series D Preferred Stock is entitled to a 6% cumulative annual dividend, payable quarterly. Dividends are payable in cash or, at the Company's option, in shares of the Company's common stock. Cumulative unpaid dividends are approximately $85,000 (approximately $208 per share) at December 31, 2004. The Series D Preferred Stock contains a liquidation preference equal to the sum of the stated value of each share plus an amount equal to 130% of the stated value plus the aggregate of all cumulative unpaid dividends on each share of Series D Preferred Stock until the most recent dividend payment date or date of liquidation, dissolution or winding up of the Company.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Series D convertible preferred stock (continued):

During the year ended December 31, 2002, 150 shares of Series D Preferred Stock plus cumulative unpaid dividends of $38,041 were converted into 130,388 shares of common stock, at conversion prices of $1.26 to $1.68 per share.

During the year ended December 31, 2003, 167 shares of Series D preferred stock, plus cumulative unpaid dividends of $49,135 were converted into 77,876 shares of common stock at conversion prices of $1.50 to $3.96 per share.

Series G convertible preferred stock:

The Series G Preferred Stock is convertible, together with any cumulative unpaid dividends, at any time into shares of the Company's common stock at a conversion price per share equal to the lesser of $39.00 or 65% of the average closing bid price of the Company's common stock as specified in the agreement.

The holder of each share of the Series G Preferred Stock is entitled to cumulative dividends at 6% per annum plus a 4% dividend default rate, payable quarterly. Dividends are payable in cash or, at the Company's option, in shares of the Company's common stock. Cumulative unpaid dividends are approximately $128,000 (approximately $346 per share) at December 31, 2004. The Series G Preferred Stock contains a liquidation preference equal to the sum of the stated value of each share plus an amount equal to 130% of the stated par value plus the aggregate of all cumulative unpaid dividends on each share of Series G Preferred Stock until the most recent dividend payment date or date of liquidation, dissolution or winding up of the Company. All outstanding shares of Series G Preferred Stock were to automatically convert into common stock on August 31, 2003. However, the Company has been negotiating with the holder to extend the terms; therefore the holder has not elected to convert the shares to common stock. The Series G Preferred Stock is redeemable at the Company's option at any time prior to its conversion, at a redemption price equal to $1,350 per share plus any cumulative unpaid dividends.

During the year ended December 31, 2002, 530 shares of Series G Preferred Stock, plus cumulative unpaid dividends of $54,595, were converted into 204,037 shares of common stock at average conversion prices of $1.68 to $13.98 per share.

Series I convertible preferred stock:

The Series I Preferred Stock is convertible, together with any accrued but unpaid dividends, at any time into shares of the Company's common stock at a conversion price per share equal to the lesser of $35.88 or 65% of the average closing price of the Company's common stock as specified in the agreement.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Series I convertible preferred stock (continued):

The holder of each share of Series I Preferred Stock is entitled to cumulative dividends at 6% per annum plus a 4% dividend default rate, payable quarterly. Dividends are payable in cash, or at the Company's option, in shares of the Company's common stock. Cumulative unpaid dividends are approximately $488,000 (approximately $305 per share) at December 31, 2004. The Series I Preferred Stock contains a liquidation preference equal to the sum of the stated value of each share plus an amount equal to 125% of the stated value plus the aggregate of all cumulative unpaid dividends on each share of Series I Preferred Stock until the most recent dividend payment date or date of liquidation, dissolution or winding up of the Company. All outstanding shares of the Series I Preferred Stock were to automatically convert into common stock on July 20, 2004. The Series I Preferred Stock is redeemable at the Company's option at any time prior to its conversion at a redemption price equal to $1,250 per share plus any cumulative unpaid dividends. The Company is currently negotiating with the holder to extend the terms; therefore the holder has not elected to convert the preferred shares to common stock.

During the year ended December 31, 2002, the Company redeemed 710 shares of Series I Preferred Stock, plus cumulative unpaid dividends of $30,343, for $846,343. The redemption price was less than the amount originally allocated to the beneficial conversion feature upon issuance in August 2001, and as a result, loss applicable to common stockholders was reduced by $266,000 for the year ended December 31, 2002. In addition, 260 shares of Series I Preferred Stock, plus cumulative unpaid dividends of $13,080, were converted into 102,673 shares of common stock, at conversion prices of $1.68 to $13.98 per share.

During the year ended December 31, 2003, the Company redeemed 90 shares of Series I preferred stock, plus cumulative unpaid dividends of $22,766, for $122,776. The redemption price was less than the amount originally allocated to the beneficial conversion feature upon issuance in August 2001, and as a result, loss applicable to common stockholders was reduced by $38,430 for the year ended December 31, 2003.

Series J convertible preferred stock:

During the fourth quarter of 2002, the Company issued 1,380 shares of 6%, Series J convertible preferred stock, (the "Series J Preferred Stock") along with warrants to purchase 23,000 shares of common stock, of which 650 shares were sold to Chex and are presented as preferred treasury stock at December 31, 2002 (total proceeds of $730,000 less issue costs of $151,680). The warrants were valued at $20,000 utilizing the Black-Scholes option pricing model, and therefore $20,000 of the total proceeds was allocated to the warrants resulting in an imputed dividend rate of 6.3%. The value allocated to the warrants has been fully accreted to net loss applicable to common shareholders. In connection with this placement, the Company issued to the underwriter, warrants to purchase 57,500 shares of common stock.

In January 2003, all of the outstanding shares of Series J Preferred Stock and unpaid dividends of $18,542 were converted into 582,726 shares of common stock at $0.40 per share.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Issuances of common stock:

2004 issuances:

During the year ended December 31, 2004, the Company issued 131,796 shares of common stock upon the exercise of stock options and warrants for $230,827 cash and for retirement of interest and note payable of $148,962 at an average exercise price of $1.75 per share.

During the year ended December 31, 2004, the Company converted $25,647 of accounts payable for common stock previously issued as contingent consideration.

In October 2004, the Company issued 4,325 shares of common stock, in exchange for legal services. The shares were valued at $25,582 (the market-price of the common stock at the date of issuance).

In November 2004, the Company issued 2,500 shares of common stock to a director of the Company in exchange for $6,450 of accrued amounts owed at a conversion price of $2.58 per share, the market price at the date of issuance.

2003 issuances:

During the year ended December 31, 2003, the Company issued 590,537 shares of common stock upon the conversion of 569,453 warrants and 21,084 stock options for $1,869,490 (net of offering costs of $241,373) at an average conversion price of $3.18 per share. Of these shares, 37,500 were issued to a subsidiary of the Company at exercise prices of $2.28 to $3.00 per share. The shares issued to the subsidiary are presented as common treasury stock. Accordingly, common treasury stock was increased by $105,050.

During the year ended December 31, 2003, accounts and notes payable of $298,535 were converted into 64,803 shares of common stock at conversion prices of $3.84 to $5.58 per share, the market price of the common stock at the date of issuance.

In December 2003, the Company issued 17,852 shares of common stock as contingent consideration for accounts payable. As the shares of common stock are sold by the holder, the amounts received will be applied to reduce the accounts payable (approximately $163,000 at December 31, 2003) due to the holder by the Company.

2002 issuances:

During the year ended December 31, 2002, the Company sold 202,064 shares of common stock for $706,196 under various private placement agreements. Under the terms of the agreements, 13,106 shares were sold at $16.50 per share, representing a 25% discount from the market price at that time. The remainder of the shares were sold at the then current market prices which were between $3.00 and $7.20 per share.

During the year ended December 31, 2002, the Company issued 50,810 shares of common stock upon the conversion of 50,810 warrants to purchase common stock for $256,562 at an average conversion price of $4.02 per share.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Issuances of common stock (continued):

2002 issuances (continued):

In March 2002, the Company issued 2,500 shares of common stock to a consultant for services rendered under a deferred compensation agreement. These shares were valued at $57,000, the market value of the common stock at the date of commitment.

In May 2002, convertible promissory notes and accounts payable of $100,000 and $5,000, respectively, plus accrued interest of $2,911 were converted into 19,944 and 695 shares of common stock, respectively.

In November 2002, the Company received notice from Nasdaq notifying the Company that the issuance of 50,000 warrants to purchase common stock at $3.00 per share in March 2002 to a director of the company violated Nasdaq Marketplace Rule 4310(i)(1)(A) (the "Rule"). This director exercised the warrants in March and April 2002 for $150,000. The Company provided Nasdaq with requested material regarding the warrants and the circumstances upon which they were issued, as well as a plan to achieve and sustain compliance. The plan included the rescission of the warrants and the Company's acquisition of the common stock that was issued in connection with the exercise of the warrants. Accordingly, the director returned 50,000 shares of common stock to the Company, and the Company agreed to reimburse the director $150,000 for the exercise price. Additionally, the Company informed Nasdaq that it implemented polices and procedures regarding future issuances of equity-based compensation to address compliance with marketplace rules. Nasdaq accepted the plan to achieve and sustain compliance with respect to this issue.

In December 2002, the Company issued 69,390 shares of common stock to a consultant for services valued at $170,700 ($2.46 per share), the market value of the common stock at the date of issuance. In addition, the Company issued 24,799 shares in exchange for accrued liabilities of $61,005, and 61,306 shares for services valued at $126,213. The shares were valued at $2.46 per share, the market price of the common stock at the date of issuance.

Notes, interest and stock subscription receivables:

In December 2003, Chex sold 166,667 shares of Equitex common stock owned by Chex and which represent treasury stock of the Company, in exchange for an $800,000 promissory note. The note is presented as a component of stockholders' equity at December 31, 2003. The note had an interest rate of 7% per annum and was originally payable in three installments of principal and interest through June 30, 2004. The promissory note was collateralized by a pledge agreement, which granted Chex a security interest in up to 116,667 of the purchased shares. A payment of $200,000 was received during the year ended December 31, 2004.

In June 2004, the Company reached an agreement with the note holder to return 83,333 shares of Equitex common stock in full payment of the remaining $600,000 receivable. Since the market price of the 83,333 shares of common stock on the date of the agreement was approximately $350,000, the Company reduced the receivable by $250,000 and charged equity (additional paid-in capital). The 83,333 shares were returned to Chex during the third quarter of 2004.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Notes, interest and stock subscription receivables (continued):

In August 2004, FFFC issued 40,000 shares of its common stock to a convertible note holder in exchange for a stock subscription receivable valued at $216,000. In February 2005, 15,000 of the shares were returned to FFFC.

At December 31, 2004, notes and interest receivable from an officer of Chex of $547,002 is presented as a reduction in stockholders’ equity based on management’s evaluation of repayment intentions. The notes are due on demand and the Company is no longer accruing interest on these notes due to uncertainty as to collection. The notes are collateralized by unregistered shares of common stock.

Treasury stock transactions:

2004 transactions:

During the year ended December 31, 2004, Chex sold 228,050 shares of Equitex common stock for approximately $919,514 or $4.03 per share (the market price of the common stock at the date of sale). The stock was acquired at an average cost of approximately $3.27 per share and the cost of the shares sold ($745,247) has been removed from treasury stock. The difference between the sales price and cost of the shares sold ($174,267) has been classified as additional paid in capital.

During the year ended December 31, 2004, Chex purchased 17,250 shares of Equitex common stock for $113,625 or $6.59 per share (the market price of the Company's common stock on the purchase date). The cost of the shares has been added to treasury stock.

During the year ended December 31, 2004, Chex distributed 7,500 shares of Equitex common stock to third parties for services rendered to Equitex. Accordingly, Equitex has recorded an expense of $50,750 or approximately $6.77 per share (the market price of the common stock on the distribution date).

2003 transactions:

In January 2003, Chex converted 650 shares of the Company's Series J Preferred Stock plus unpaid dividends of $8,884 into 274,536 shares of common stock. The cost of the preferred stock was $650,000, which has been reclassified from preferred treasury stock to common treasury stock.

In June 2003, Chex purchased 50,000 shares of Equitex common stock from its affiliate, Equitex 2000 for $4.14 per share (the market price of the common stock at the date of the purchase). The cost of the shares ($207,000) has been classified as treasury stock.

During the year ended December 31, 2003, Chex exercised warrants to purchase 37,500 shares of Equitex common stock at exercise prices of $2.31 to $3.00 per share. The cost of these shares issued ($105,050) has been classified as treasury stock.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Treasury stock transactions (continued):

2003 transactions (continued):

During the year ended December 31, 2003, Chex sold 204,334 shares of Equitex common stock between $3.42 and $6.00 per share (the market prices of the common stock at the date of each sale). The stock was acquired at an average cost of approximately $2.82 per share and the cost of the shares sold ($575,968) has been reclassified from treasury stock. The excess between the sales price over the cost of the shares sold ($576,034) has been classified as additional paid in capital.

2002 transactions:

In April 2002, Chex purchased 17,608 shares of the Company's common stock from a related party under a Stock Purchase Agreement for $80,000 ($4.56 per share). The cost of the shares received has been classified as treasury stock.

In August 2002, Chex acquired 21,811 shares of the Company's common stock valued at $62,814 ($2.88 per share, the market price of the Company's common stock on the purchase date). The cost of the shares received has been classified as treasury stock.

Stock options and warrants:

Stock options:

A summary of the status of stock options outstanding and exercisable and weighted average exercise prices is as follows:

	2003 Plan		1999 Plan		Total
	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares(1)	Weighted average exercise price(1)

January 1, 2002		$-	283,334	$36.84	297,734	$35.00
Granted	-	-
Forfeited	-	-
Exercised	-	-	-	-	-	-

December 31, 2002			283,334	38.84	297,734	35.94
Granted	250,000	4.98	-	-	250,000	4.98
Forfeited	-	-	-	-	-	-
Exercised	(21,084)	4.08	-	-	(21,084)	4.08

December 31, 2003	228,916	5.04	283,334	36.84	526,650	22.50
Granted	333,334	5.10	333,334	5.10
Forfeited	-	-	(168,500)	39.00	(168,500)
Exercised	(68,700)	4.08			(68,700)	4.08

December 31, 2004	493,550	$5.22	114,834	$32.58	622,784	$10.56

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Stock options and warrants (continued):

Stock options (continued):

Options exercisable at December 31, 2004, expire from April 2005 through July 2009.

(1)
Total shares and the calculation for the weighted average exercise price include 14,400 options outstanding from the 1993 Option Plans with an exercise price of $18.00. There have been no changes in the number of options issued under the 1993 Option Plans during the three years ended December 31, 2002, 2003 and 2004.

The following table sets forth the exercise price range, number of shares, weighted average exercise price and remaining contractual lines by groups of options as of December 31, 2004.

Exercise price range	Number of options outstanding	Weighted average exercise price	Weighted average remaining life

$4.08 - $6.18	493,550	$5.21	4.18
$18.00 - $24.00	20,234	$19.73	.44
$33.00 - $36.00	109,000	$33.05	.31

	622,784	$10.56	3.38

In 1993, the Company adopted two stock option plans: the 1993 Stock Option Plan and the 1993 Stock Option Plan for Non-Employee Directors (the "1993 Option Plans"). In January 1999, the Company's Board of Directors adopted an incentive stock option plan (the "1999 Option Plan") covering up to 166,667 shares of the Company's common stock. In April 2000, the Company's Board of Directors amended the 1999 Option Plan to cover up to 283,334 shares of the Company's common stock, which have all been granted.

In January 2003, the Company adopted the 2003 Stock Option Plan (the "2003 Plan"). Common stock reserved for options under the 2003 Plan total 583,334.

In May and June 2003 the Company granted five-year options to purchase 233,333 shares of common stock to directors, officers and employees of the Company (which includes 126,667 options to Chex employees) and 16,667 options to a consultant for services. The options have exercise prices between $4.08 and $6.18 per share (the market price of the common stock at the respective grant dates). The options granted to the consultant were valued at $19,000 based upon the Black-Scholes option pricing model.

In July 2004, the Company granted five-year options to purchase 333,334 shares of common stock to directors, officers, employees and consultants of the Company, which includes 97,500 options to Chex employees. The options were granted under the 2003 Plan. The options have an exercise price of $5.10 per share (the market price of the common stock on the date of grant). The 75,000 options that were granted to the consultants were valued at $6,970 based upon the Black-Scholes option pricing model.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Stock options and warrants (continued):

Stock options (continued):

No stock options were granted in 2002. In 2003 and 2004, stock options were granted to officers, directors, employees and consultants of the Company from the 2003 Plan as follows:

		2004		2003
Option type	Grantee	Number of shares	Option price	Number of shares	Option price

Incentive	Directors	145,834	$5.10	88,000	$6.18
Incentive	Officers	19,167	$5.10	16,667	$6.18
Incentive	Employees	93,333	$5.10	128,667	$4.08
Incentive	Consultant	75,000	$5.10	16,666	$4.08
		333,334		250,000

The Company has reduced the exercise price of certain existing stock options previously issued to employees to purchase up to 134,051 shares of the Company's common stock. As a result of the reduction in exercise price, these stock options are now accounted for as variable awards from the date of modification through the date the award is exercised, forfeited, or expires unexercised in accordance with FIN No. 44, Accounting for Certain Transactions involving Stock Compensation. Through December 31, 2004, recharacterization of these options as variable awards resulted in additional compensation expense of $73,000, which was recorded during the year ended December 31, 2003.

Warrants:

A summary of the status of warrant transactions for the years ending December 31, 2004, 2003 and 2002 are as follows:

	Shares	Weighted average exercise price

Outstanding at January 1, 2002	1,391,825	$27.33
Granted	353,752	6.70
Exercised	(50,810)	5.05
Forfeited	(32,778)	40.98

Outstanding at December 31, 2002	1,661,989	23.35
Granted	290,536	4.06
Exercised	(569,453)	3.12
Forfeited	(28,865)	11.58

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12. Stockholders’ equity (continued):

Stock options and warrants (continued):

Warrants (continued):

Outstanding December 31, 2003	1,354,207	23.32
Granted	183,333	4.74
Exercised	(63,096)	1.62
Forfeited	(824,141)	31.14

Outstanding at December 31, 2004	650,303	$10.02

2004 transactions:

In March 2004, the Company issued warrants to acquire up to 133,333 shares of common stock at an exercise price of $9.00 to the Lenders of the $5 million convertible promissory notes (Note 8). These warrants were valued at $358,400 based upon the Black-Scholes option-pricing model. In June 2004 the Company reduced the exercise price of these warrants to $7.65 per share. In August 2004, the Company reduced the exercise price of these warrants to $4.26 per share. As a result of the additional allocation resulting from these reductions in exercise price, the Company allocated an additional $102,800 to these warrants. In addition, warrants to acquire up to 50,000 shares of common stock exercisable at $6.00 per share for a period of two years were issued to an advisory firm in connection with the convertible notes. These warrants were valued at $184,200 based upon the Black-Scholes option-pricing model.

2003 transactions:

During the year ended December 31, 2003, the Company issued warrants to consultants to purchase 290,536 shares of the Company's common stock at prices ranging from $2.46 to $6.00 per share (the market price of the common stock at the dates of the grant). These warrants were valued at $235,000 based upon the Black-Scholes option pricing model. A related party received 33,334 of these warrants.

In addition, during the year ended December 31, 2003, the Company reduced the exercise price of certain existing warrants to purchase up to 248,288 shares of the Company's common stock to induce the holders to exercise these warrants. The warrants were initially issued in connection with the sale of preferred stock. As a result of the reduction in the exercise price, loss applicable to common stockholders was increased by $375,000 for the year ended December 31, 2003. The Company also reduced the exercise price of certain existing warrants to purchase up to 38,335 shares of the Company's common stock, including 13,334 warrants issued to Chex. As a result of the reduction in exercise price, the Company recognized an additional $28,000 of stock based compensation expense relating to these repriced warrants.

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Stock options and warrants (continued):

Warrants (continued):

2002 transactions:

In April 2002, the Company entered into a consulting agreement with an individual to assist the Company in obtaining a state or national bank charter. Pursuant to the agreement, the Company issued the consultant warrants to purchase 16,667 shares of common stock at $4.50 per share (the market value of the Company's common stock was $5.94 per share at the date of the agreement). The warrants were valued at approximately $62,000 based upon the Black-Scholes option pricing model at the date of commitment, which was recognized as operating expense during the year ending December 31, 2002, as the performance criteria under the agreement were fully satisfied.

In January 2002, the Company entered into a consulting agreement for financial services in exchange for 2,500 shares of common stock and warrants to purchase an additional 2,500 shares of common stock at an exercise price equal to 120% of the closing bid price of the Company's common stock at the date of the agreement. At the date of commitment, total compensation expense was estimated to be approximately $72,000, which was recognized as operating expense during the year ended December 31, 2002, as the performance criteria were fully satisfied. The Company issued the common stock and warrants underlying this agreement in March 2002.

During the year ended December 31, 2002, the Company issued three-year warrants to purchase an additional 8,889 shares of the Company's common stock at prices ranging from $21.00 to $30.00 per share (the market price of the common stock at the date of grant was $21.30) to a holder of the Company's convertible preferred stock. These warrants were valued at $53,000 based upon the Black-Scholes option pricing model. In addition, the Company issued warrants to purchase 5,000 shares of common stock at prices ranging from $22.44 to $30.00 per share (the market price at the date of grant was $23.70) to unrelated parties as additional consideration for convertible promissory notes, as well as warrants to purchase 25,000 shares of common stock at $2.46 per share (the market price of the common stock at the date of issuance).

In addition, during the year ended December 31, 2002, the Company issued warrants to purchase 16,667 shares of common stock to an outside consultant. The warrants were exercisable immediately at $2.46 per share (the market price of the common stock at the date of issuance). The warrants were valued at $10,900, based upon the Black-Scholes option pricing model. In addition, the Company converted $39,900 of accounts payable due to a consultant into 25,000 warrants to purchase shares of common stock in December 2002.

During the year ended December 31, 2004, in conjunction with various private placements, the Company issued warrants to purchase 198,529 shares of common stock at prices ranging from $3.00 to $6.00 per share.

The fair value of each warrant and option granted to non-employees during 2004, 2003 and 2002 was estimated on the date of grant using the Black-Scholes option-pricing model. The following weighted average assumptions were utilized:

Index

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

12.	Stockholders’ equity (continued):

Stock options and warrants (continued):

Warrants (continued):

2002 transactions (continued):

	2004	2003	2002

Expected dividend yield	0	0	0
Expected stock price volatility	99%	86%	84%
Risk-free interest rate	2%	1.25%	2.0%
Expected life of warrants	2 years	0.85 years	1.3 years

13.	Business concentrations:

Chex’s operations are not concentrated in any specific geographic region, but are tied to the Native American gaming industry. Chex generated its fee income from contracts with Native American Tribes for the years ended December 31, 2004, 2003 and 2002, as follows:

	Number of locations			Percent of fees
	2004	2003	2002	2004	2003	2002

Native American Tribe A	2	2	2	22%	16%	13%
Native American Tribe B	-	-	3	-	-	7%
Native American Tribe C	3	1	1	11%	9%	9%
Native American Tribe D	-	5	5	-	23%	18%
Native American Tribe E	3	2	2	13%	10%	7%
	8	10	13	46%	58%	54%

[A]	Effective November 2002, the contract with Native American Tribe B was terminated.

[B]	Effective January 2004, the contract with the Native American Tribe D, was terminated.

Index

14.	Selected quarterly financial data (unaudited):

Selected unaudited quarterly financial data for the years ended 2004 and 2003 is summarized below.

	2004 quarters

	First quarter	Second quarter(a)	Third quarter	Fourth quarter (b)

Revenues	$3,541,814	$3,524,727	$4,371,927	$4,055,523
Net loss	(631,014)	(3,479,439)	(1,063,561)	(2,283,969)
Preferred stock beneficial conversion feature, deemed dividends and other transactions	(58,090)	(58,350)	(56,600)	(56,000)
Loss from continuing operations	(627,710)	(3,477,014)	(1,061,093)	(2,282,182)
Loss from discontinued operations	(3,304)	(2,425)	(2,468)	(1,787)
Net loss applicable to common shareholders	(689,104)	(3,537,789)	(1,120,161)	(2,339,969)
Basic and diluted loss per common share(c)	(0.12)	(0.63)	(0.20)	(0.41)

	2003 quarters

	First quarter	Second quarter	Third quarter	Fourth quarter(d)

Revenues	$4,702,999	$4,662,227	$4,910,317	$4,240,498
Net loss	(306,685)	(453,150)	(761,714)	(3,055,676)
Preferred stock beneficial conversion feature, deemed dividends and other transactions	(27,360)	(60,330)	(295,300)	(195,860)
Loss from continuing operations	(278,241)	(442,755)	(739,164)	(3,041,224)
Loss from discontinued operations	(28,444)	(10,395)	(22,550)	(14,452)
Net loss applicable to common shareholders	(334,045)	(513,480)	(1,057,014)	(3,251,536)
Basic and diluted loss per common share(c)	(0.07)	(0.11)	(0.22)	(0.66)

(a)	Includes an increase in the valuation allowance for deferred tax assets of $1,380,000 and $626,750 of stock based compensation.

(b)	Includes $236,500 recorded as a valuation allowance on a note receivable and $173,200 recorded as interest expense for beneficial conversion features on promissory notes.

(c)
The basic and diluted loss per share for the quarters ended differs from the basic and diluted loss per share reported in the Company’s previous filings due to the retroactive restatement required for the reverse stock split.

(d)
Includes approximately $1,400,000 of expense recorded in the fourth quarter of 2003 under a bonus agreement with the Company's president. In addition, during the fourth quarter of 2003 the Company recorded an allowance of $250,000 on a note receivable due from Paymaster Jamaica, recorded a $256,000 discount on a note receivable due from a customer and the Company recorded approximately $300,000 in professional expenses relating to litigation and merger and acquisition activities.

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

Financial statements:

Report of Independent Registered Public Accounting Firm	2

Condensed consolidated balance sheets - September 30, 2005 (unaudited) and December 31, 2004	3 - 4

Condensed consolidated statements of operations - three and nine months ended September 30, 2005 and 2004 (unaudited)	5

Condensed consolidated statement of changes in stockholders’ equity - nine months ended September 30, 2005 (unaudited)	6

Condensed consolidated statements of cash flows - nine months ended September 30, 2005 and 2004 (unaudited)	7 - 8

Notes to condensed consolidated financial statements (unaudited)	9 - 26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Equitex, Inc.

We have reviewed the accompanying condensed consolidated balance sheet of Equitex, Inc. and subsidiaries as of September 30, 2005, the related condensed consolidated statements of operations for the three-month and nine-month periods ended September 30, 2005 and 2004, the related condensed consolidated statement of changes in stockholders’ equity for the nine-month period ended September 30, 2005, and the related condensed consolidated statements of cash flows for the nine-month periods ended September 30, 2005 and 2004. These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Equitex, Inc. and subsidiaries as of December 31, 2004, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year then ended (not presented herein); and in our report dated April 4, 2005 (which includes an explanatory paragraph relating to the adoption of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, effective January 1, 2002), we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2004, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/ GHP HORWATH, P.C.

Denver, Colorado
November 18, 2005

2

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2005	2004
	(unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$8,528,478	$8,389,686
Receivables, net	688,142	1,338,109
Current portion of notes and interest receivable, including related
parties of $461 (2005) and $212,900 (2004)	461	472,291
Prepaid expenses and other	325,069	517,182

Total current assets	9,542,150	10,717,268

Notes and interest receivable, net, including related parties of
$879,401 (2005) and $962,128 (2004)	4,274,401	3,399,240
Property, equipment and leaseholds, net	1,082,789	1,330,095
Intangible and other assets, net	2,574,511	3,135,103
Goodwill	5,636,000	5,636,000
	13,567,701	13,500,438

	$23,109,851	$24,217,706

3

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

	September 30,	December 31,
	2005	2004
	(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$714,467	$982,774
Accrued expenses and other liabilities, including related
party accruals of $1,062,115 (2005) and $526,000 (2004)	3,219,070	2,541,406
Convertible and other promissory notes and current portion of long-term debt, including related party notes of $568,344 (2005) and
$93,719 (2004)	15,521,493	13,181,873
Due to credit card holders	144,805	187,432
Liabilities of discontinued operations		592,911

Total current liabilities	19,599,835	17,486,396

Long-term debt, net of current portion	2,425,442	3,044,016

Total liabilities	22,025,277	20,530,412

Commitments and contingencies

Redeemable preferred stock:
Series K, 6% stated value $1,000 per share; 3,100 shares authorized;
3,055 (2005) shares issued and outstanding, net of discount of $2,577,200	477,800

Stockholders' equity:
Preferred stock; 2,000,000 shares authorized:
Series D, 6%; stated value $1,000 per share; 408 shares issued
and outstanding (2004)		408,000
Series G, 6%; stated value $1,000 per share; 370 shares issued
and outstanding (2004)		370,000
Series I, 6%; stated value $1,000 per share; 1,600 shares issued
and outstanding (2004)		1,600,000
Common stock, $0.01 par value; 50,000,000 shares authorized
7,473,464 (2005) and 5,893,634 (2004) shares issued;
7,463,727 (2005) and 5,801,589 (2004) shares outstanding	74,734	58,936
Notes, interest and stock subscription receivable	(682,002)	(763,002)
Additional paid-in capital	28,315,631	21,322,132
Accumulated deficit	(26,972,647)	(18,886,247)
Less treasury stock at cost; 9,737 shares (2005) and 92,045 shares (2004)	(128,942)	(422,525)

Total stockholders' equity	606,774	3,687,294

	$23,109,851	$24,217,706

4

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004

Fee revenue	$4,980,376	$4,308,684	$13,966,925	$11,230,047
Credit card income, net of provision for losses	40,995	63,243	159,573	208,421

Total revenue	5,021,371	4,371,927	14,126,498	11,438,468

Location expenses	3,643,217	3,244,970	10,308,587	8,223,569
Location support expenses	1,909,275	1,477,517	4,823,830	4,382,605
Corporate selling, general and
administrative	960,487	335,471	3,985,877	1,642,318

	6,512,979	5,057,958	19,118,294	14,248,492

Loss from operations	(1,491,608)	(686,031)	(4,991,796)	(2,810,024)

Other income (expense):
Interest income, including related party
interest for the three months of $5,121
(2005) and $46,296 (2004) and $35,169
(2005) and $111,369 (2004) for the nine
months	5,284	46,318	35,528	219,862
Interest expense, including related party
interest for the three months of $2,474
(2005) and $745 (2004) and $8,153
(2005) and $1,510 (2004) for the nine
months	(906,591)	(592,989)	(3,099,215)	(1,415,002)

	(901,307)	(546,671)	(3,063,687)	(1,195,140)

Loss from continuing operations before
income taxes and minority interest	(2,392,915)	(1,232,702)	(8,055,483)	(4,005,164)
Income tax expense	(8,000)		(24,000)	(1,386,000)

Loss before minority interest	(2,400,915)	(1,232,702)	(8,079,483)	(5,391,164)
Minority interest		171,609		225,349

Loss from continuing operations	(2,400,915)	(1,061,093)	(8,079,483)	(5,165,815)
Loss from discontinued operations	(1,549)	(2,468)	(6,917)	(8,197)

Net loss	(2,402,464)	(1,063,561)	(8,086,400)	(5,174,012)
Accretion of preferred stock	(54,800)		(54,800)	(4,640)
Deemed preferred stock dividends	(158,566)	(56,600)	(158,566)	(168,400)
Exchange of Series G and I convertible
preferred stock in excess of carrying value	(212,000)		(212,000)

Net loss applicable to common stockholders	$(2,827,830)	$(1,120,161)	$(8,511,766)	$(5,347,052)

Basic and diluted net loss per common share:
Loss from continuing operations	$(0.39)	$(0.20)	$(1.31)	$(0.95)
Loss from discontinued operations	*	*	*	*

Basic and diluted loss per share	$(0.39)	$(0.20)	$(1.31)	$(0.95)

Weighted average number of common
shares outstanding:
Basic and diluted	7,245,296	5,656,780	6,503,077	5,641,063

*Amount is less than $0.01 per share

5

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

NINE MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)

					Notes, interest
					and stock	Additional		Common	Total
	Convertible preferred stock		Common stock		subscription	paid-in	Accumulated	treasury	stockholders'
	Shares	Amount	Shares	Amount	receivable	capital	deficit	stock	equity

Balances, January 1, 2005	2,378	$2,378,000	5,893,634	$58,936	$(763,002)	$21,322,132	$(18,886,247)	$(422,525)	$3,687,294

Exercises of options and warrants for common stock
(Note 9)			326,608	3,266		903,378			906,644

Beneficial conversion feature and warrants issued in
connection with notes payable (Note 6)						742,659			742,659

Return of common stock previously issued for
conversion of accounts payable			(2,500)	(25)		(6,425)			(6,450)

Return and retirement of subsidiary common stock
in exchange for reduction of stock subscription
receivable (Note 9)					81,000	(81,000)			-

Issuance of subsidiary options (Note 9)						9,500			9,500

Conversion of Series D preferred stock to common
stock (Note 9)	(408)	(408,000)	203,529	2,035		405,965			-

Conversion of notes payable, accrued interest and
accounts payable to common stock (Note 9)			190,092	1,901		792,014			793,915

Exchange of Series G & I preferred stock for
Series K redeemable preferred stock
(Notes 8 and 9)	(1,970)	(1,970,000)				(957,000)			(2,927,000)

Beneficial conversion feature and warrants attached to
Series K preferred stock, net of accretion of $54,800
(Note 8)						2,577,200			2,577,200

Sale of 82,308 shares of treasury stock for cash (Note 9)						(49,750)		293,583	243,833

Issuance of common stock in satisfaction of
long-term debt and accrued interest (Notes 6 and 9)			121,617	1,216		540,214			541,430

Issuance of common stock under private
placement, net of offering costs of $177,000			725,332	7,253		1,991,743			1,998,996
(Note 9)

Issuance of warrants to noteholders (Note 9)						30,000			30,000

Issuance of common stock in satisfaction of
subsidiary liability (Note 7)			15,152	152		95,001			95,153

Net loss							(8,086,400)		(8,086,400)

Balances, September 30, 2005	-	$-	$7,473,464	$74,734	$(682,002)	$28,315,631	$(26,972,647)	$(128,942)	$606,774

6

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

	2005	2004

Cash flow used in operating activities from continuing operations:
Net loss	$(8,086,400)	$(5,174,012)

Adjustments to reconcile net loss to net cash used in operating activities from continuing operations:
Impairment of receivable	1,596,111
Loss on disposal of assets	295,934
Deferred income taxes		1,380,000
Loss from discontinued operations	6,917	8,197
Provision for losses	216,171	228,025
Depreciation and amortization	1,143,631	923,591
Amortization of discounts related to warrants attached to notes
payable	203,694	60,753
Expense incurred upon issuance of warrants	30,000
Stock-based compensation expense	9,500	633,720
Amortization of discounts on convertible promissory notes payable
related to beneficial conversion features	1,588,729	200,000
Minority interest		(225,349)
Changes in assets and liabilities:
Decrease in accounts receivable	692,299	817,055
(Increase) decrease in other receivables	(41,984)	65,690
Decrease (increase) in interest receivable and other assets	156,741	(414,237)
Decrease in due to credit card holders	(42,627)	(53,965)
Increase (decrease) in accounts payable and accrued liabilities	969,400	(274,352)

Total adjustments	6,824,516	3,349,128

Net cash used in operating activities from continuing
operations	(1,261,884)	(1,824,884)

Cash flows from investing activites:
Net (increase) decrease in credit card receivables	(678)	7,460
Purchase of furniture, fixtures and equipment	(596,568)	(318,660)
Advances on notes receivable	(3,011,073)	(2,041,773)
Repayments of notes receivable	813,064	30,548

Net cash used in investing activities from continuing operations	(2,795,255)	(2,322,425)

Cash flows from financing activities:
Decrease in bank overdraft		(2,497,766)
Proceeds from private placement	1,998,996
Proceeds from the exercise of options and warrants	906,644	229,178
Purchase of Equitex shares for treasury by subsidiary		(113,625)
Increase in deferred loan costs	(169,000)	(335,000)
Issuances of notes payable, related parties and other	4,078,000	7,722,210
Repayments of notes payable, related parties and other	(2,857,696)	(3,211,142)
Repayment of stock subscription receivable		200,000
Proceeds from sale of treasury stock	243,833	519,429

Net cash provided by financing activities from continuing operations	4,200,777	2,513,284

Net cash used in discontinued operations	(4,846)	(37,874)

7

EQUITEX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

	2005	2004
Increase (decrease) in cash and cash equivalents	138,792	(1,671,899)
Cash and cash equivalents, beginning	8,389,686	8,059,780

Cash and cash equivalents, ending	$8,528,478	$6,387,881

Supplemental disclosure of cash flow information:

Cash paid for interest	$1,215,172	$790,378

Cash paid for (refund of) income taxes	$23,851	$(33,193)

Supplemental disclosure of non-cash investing and financing activities:

Exchange of Series G & I preferred stock for issuance of Series K preferred stock:

Series G preferred stock (face value)	$370,000
Series I preferred stock (face value)	1,600,000
Liquidation preferences on exchange	529,500
Accrued penalties on Series I preferred stock	128,000
Deemed dividends on Series G & I preferred stock	427,500

	$3,055,000

Beneficial conversion feature and warrant issued in connection with Series K preferred
stock	$2,632,000

Reduction of related party note receivable in consideration for asset transfer	$17,900

Beneficial conversion feature and warrants issued in connection with notes payable	$742,659	$625,900

Issuance of common stock in satisfaction of subsidiary liability	$95,153

(Return and retirement of) issuance of subsidiary common stock in exchange for
stock subscription receivable	$(81,000)	$216,000

Fixed assets sold to third party in exchange for extinguishment of accounts payable	$152,000

Conversion of Series D preferred stock to common stock	$408,000

Conversion of notes payable, accrued interest and accounts payable to common stock	$793,915

Return of common stock previously issued for conversion of accounts payable	$6,450

Issuance of common stock in satisfaction of long-term debt and accrued interest	$460,132

Conversion of accounts payable for common stock previously issued as contingent
consideration		$25,647

Conversion of notes payable and accrued interest in exchange for exercise of warrants		$148,962

Return of treasury stock to subsidiary in exchange for stock subscription receivable		$350,000

Cancellation of portion of stock subscription receivable		$250,000

Conversion of note payable in exchange for issuance of subsidiary common stock		$200,000

8

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

1.	Interim financial statements, organization and basis of presentation, recent events and management’s plans:

Interim financial statements:

The condensed consolidated interim financial statements of Equitex, Inc. and subsidiaries (the “Company”) as of September 30, 2005, and for the three and nine months ended September 30, 2005 and 2004, have been prepared by the Company without audit by the Company’s independent auditors. In the opinion of the Company’s management, all adjustments necessary to present fairly the financial position, results of operations, and cash flows of the Company as of September 30, 2005, and for the periods ended September 30, 2005 and 2004, have been made. Except as described below, those adjustments consist only of normal and recurring adjustments.

Certain information and note disclosures normally included in the Company’s annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with a reading of the consolidated financial statements and notes thereto included in the Company’s Form 10-K annual report filed with the Securities and Exchange Commission (“SEC”) on April 15, 2005. The results of operations for the three and nine months ended September 30, 2005, are not necessarily indicative of the results to be expected for the full year.

Organization and basis of presentation:

Acquisition of Chex by FFFC (formerly SVI):

Effective June 7, 2004, the Company’s wholly-owned subsidiary, Chex Services, Inc. (“Chex”) executed an Agreement and Plan of Merger (the “Merger Agreement”) with Seven Ventures, Inc. (“SVI”) and its wholly-owned subsidiary (the “Merger Subsidiary”), whereby Merger Subsidiary merged with and into Chex and the separate corporate existence of the Merger Subsidiary ceased. Under the terms of the Merger Agreement, Equitex exchanged 100% of its equity ownership in Chex for 7,700,000 shares of SVI, representing 93% of SVI’s outstanding common stock following the transaction (subsequently reduced to 74% and 73% at December 31, 2004 and September 30, 2005, respectively, through the issuance of 2,128,957 and 2,229,002 shares of subsidiary common stock). In addition, Equitex received warrants to purchase 800,000 shares of SVI common stock at an exercise price of $0.10 per share, expiring five years from the date of closing. As a result, Chex became a wholly-owned subsidiary of SVI, a publicly-traded shell company. On June 29, 2004, SVI changed its name to FastFunds Financial Corporation (“FFFC”). As of September 30, 2005, Equitex owns warrants to purchase 85,000 shares of FFFC common stock.

Basis of presentation:

On January 25, 2005, the Company effected a one-for-six reverse stock split. As a result of the reverse split, the number of shares outstanding and per share information for all prior periods have been retroactively restated to reflect the new capital structure.

9

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

1.	Interim financial statements, organization and basis of presentation, recent events and management’s plans (continued):

Basis of presentation (continued):

The interim condensed consolidated financial statements presented herein include the financial statements of Equitex, Inc. and its wholly-owned subsidiaries, Key Financial Systems, Inc. (“Key”) and Nova Financial Systems, Inc. (“Nova”), and Equitex’s majority-owned subsidiaries, FFFC and Denaris Corporation (“Denaris”) as of September 30, 2005 and December 31, 2004. Minority interest reflected in the Company’s statements of operations for the three and nine months ended September 30, 2004 represents net losses of FFFC allocated to the minority common stockholders for the period from June 7, 2004 through September 30, 2004. During the year ended December 31, 2004, the net loss incurred by FFFC exceeded the minority interest in the common equity (deficiency) of the subsidiary. The excess of the losses for the three and nine months ended September 30, 2005 applicable to minority interest has been charged to the Company, and therefore no minority interest is reflected in the Company’s condensed consolidated balance sheets. All significant intercompany accounts and transactions have been eliminated in consolidation.

Recent events:

Potential business acquisitions:

On November 1, 2005, Equitex filed a preliminary proxy statement with the SEC for its Annual Meeting of Stockholders. Among other matters presented in the proxy statement, Equitex is seeking stockholder approval of a Definitive Agreement and Plan of Merger and Reorganization dated September 13, 2005, as amended on October 31, 2005 and November 18, 2005 (the “Merger Agreement”) with Hydrogen Power, Inc. (“HPI”). Under the terms of the Merger Agreement, Equitex is obligated to commence to monetize its holdings of the capital stock of FFFC, whereby Equitex has agreed that it shall use the first $10 million (of which $5 million is to be used 120 days after the closing of the Merger Agreement) of the net proceeds from such monetization towards the exploitation and commercialization of HPI’s intellectual property. As discussed below in management’s plans, the Company is currently exploring various alternatives to monetize its holdings in the capital stock of FFFC, including, but not limited to, Chex selling its business assets, including its casino contracts.

The Company entered into the Merger Agreement for the acquisition of HPI through a newly formed Equitex subsidiary (the “Merger Sub”). Upon shareholder approval of the transaction, HPI is to be merged with and into the Merger Sub. As a result of the merger, the separate legal existence of HPI is to cease and the Merger Sub will continue as the surviving corporation and will remain a wholly owned subsidiary of Equitex.

10

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

1.	Interim financial statements, organization and basis of presentation, recent events and management’s plans (continued):

Recent events (continued):

Potential business acquisitions (continued):

HPI, a development stage company, based in Seattle, Washington, performs hydrogen-related testing, research and engineering, and has developed a patented system (HPI Hydrogen Now TM) that creates pure hydrogen from aluminum and water. The patented technology allows hydrogen gas to be generated on-site and on-demand, and is designed to directly power any fuel cell or internal combustion engine application. The HPI process can supply hydrogen at customized rates and pressures, and may provide hydrogen transportation and supply solutions from small portable applications to large stationary systems.

Under the terms of the Merger Agreement, stockholders of HPI are to receive Equitex common shares in an aggregate amount equal to 29% of the outstanding common shares of the Company on the date of closing, on a post closing basis, and shares of a to-be designated Series L Preferred Stock (“Series L”). The Company additionally agreed to provide HPI cash in the amount of $3 million, which was paid in full subsequent to the execution of the Merger Agreement (Note 4).

The Series L shall be automatically convertible into Equitex common stock in three installments on the 180th, 270th and 360th day, respectively, after closing, with each installment convertible into 40% of the Equitex common stock outstanding immediately prior to such conversion subject to the achievement of certain performance benchmarks as defined in the Merger Agreement, the satisfaction of which is to be determined in Equitex’s sole discretion. Under the Merger Agreement, all existing warrants to purchase shares of HPI common stock are to be exchanged at closing for warrants to purchase an equivalent number of shares of Equitex common stock at an exercise price of $3.00 per share, exercisable for the remainder of the unexpired term of the original HPI warrants.

Completion of this transaction is subject to the receipt of any necessary stockholder approval.

In May 2005, the Company entered into an agreement to acquire 100% of Digitel Network Corporation (“Digitel”), and National Business Communications, Inc. (“NBC”). Digitel’s wholly-owned subsidiaries are Platinum Benefit Group, Inc., Personal Voice, Inc. and Private Voice, Inc. Digitel, NBC and their subsidiaries (collectively the “Companies”) all of which are based in Clearwater, Florida. The Companies design, develop and market stored value card programs as well as personal voice mail products through their call center operations. In conjunction with their stored value card products, the Companies offer the Platinum Benefit Group premium service that includes vehicle roadside assistance, a prescription discount program, a dental care discount program, a registered nurse hotline and a family legal plan. The Companies also offer personal voice mail services through Personal Voice, Inc. and Private Voice, Inc. Finalization of this transaction is subject to completion of the schedules, exhibits and related contracts to the agreement, board of director approval, negotiation of certain promissory notes and any applicable stockholder approvals. Currently, the purchase price per the terms of the to-be-finalized agreement is $9 million; $5 million cash due at closing and two, $2 million promissory notes.

11

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

1.	Interim financial statements, organization and basis of presentation, recent events and management’s plans (continued):

Recent events (continued):

Potential business acquisitions (continued):

In June 2005, Chex signed a non-binding letter of intent to acquire, through a partnership to be formed, 51% of Coast ATM, Inc.’s (“Coast”) Automated Teller Machine (“ATM”) Business. Coast specializes in ATM placements in retail markets and its principals have experience in the gaming industry. In September 2005, the parties agreed to cease continuing discussions regarding the acquisition.

Litigation settlement:

Effective July 21, 2005, the Company, FFFC, Chex, and iGames Entertainment, Inc. (“iGames”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”), pursuant to which the parties agreed to resolve all pending litigation between them and release all claims from litigation (Note 4). No party to the Settlement Agreement admitted any wrongdoing or liability related to the litigation. The litigation was dismissed with prejudice by the United States District Court for the District of Delaware on July 22, 2005.

Under the terms of the Settlement Agreement, Chex received $500,000 in September 2005. Additionally, FFFC received a contingent warrant to purchase up to 500,000 shares of common stock of iGames at $0.50 per share. The warrant is not exercisable until iGames has achieved $1,000,000 in net income during any given fiscal year (Note 4).

Series K preferred stock:

In July 2005, the Company filed with the Delaware Secretary of State, a Certificate of Designation of Rights and Preferences of a new series of preferred stock (the “Series K Convertible Preferred Stock”). The Company is authorized to issue up to 3,100 shares of the Series K Convertible Preferred Stock, and in August 2005 issued 3,055 shares of the Series K Convertible Preferred Stock to holders of the Company’s outstanding Series G and I 6% convertible preferred stock in exchange for all of the outstanding shares of Series G and I (Note 8).

Management’s plans:

The Company has incurred significant net losses, including a net loss of $2,402,464 and $8,086,400 for the three and nine months ended September 30, 2005, and $7,457,983 for the year ended December 31, 2004, respectively. Although the net losses included certain non-cash expenses of approximately $1,190,000, $5,091,000 and $4,500,000, respectively, for each period, the Company anticipates that its liquidity and capital resources needs for the next 12 months may not be satisfied solely from operations.

12

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

1.	Interim financial statements, organization and basis of presentation, recent events and management’s plans (continued):

Management’s plans (continued):

The Company has developed plans and strategies to address its capital and liquidity needs for the next twelve-month period. Management believes that cash flows from Chex locations will provide the Company’s primary source of operating capital, as Chex continues to generate location cash flows. In order to meet Equitex’s obligations to monetize its FFFC holdings, Equitex and FFFC have had various discussions with unaffiliated third parties regarding a possible transaction. These discussions have covered various alternatives, including the possible sale of FFFC, sale of certain operating assets of Chex, sale of a portion or all of Equitex’s FFFC holdings, as well as merger transactions. The Company and FFFC are in ongoing discussions in this regard, although no agreements have been signed to date. Additionally, the Company may be required to issue additional debt or equity instruments in order to raise additional capital, necessary to support the operating costs of Equitex, as well as for the acquisitions of Digitel, NBC, and HPI. Accordingly, the Company, from June 2005 through September 30, 2005, has sold 725,332 shares of its common stock in private placements for net proceeds of $1,998,996. Additionally, in September 2005 Equitex issued an aggregate of $2,154,000 of convertible and non convertible promissory notes payable (Note 6). Most of the proceeds from these initiatives were utilized to meet the $3 million loan obligation to HPI.

The Company also evaluates, on an ongoing basis, potential business acquisition/restructuring opportunities that become available from time to time, which management considers in relation to its corporate plans and strategies.

Management believes that these plans will provide sufficient resources to fund its operations, debt payments, potential business acquisitions and working capital needs at least through September 30, 2006.

Stock-based compensation:

Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation, defines a fair-value based method of accounting for stock-based employee compensation plans and transactions in which an entity issues its equity instruments to acquire goods or services from non-employees, and encourages but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25 (“APB 25”), Accounting for Stock Issued to Employees, and guidance provided in SFAS Interpretation (“FIN”) No. 44, Accounting for Certain Transactions Involving Stock Compensation. Accordingly, compensation cost for employee stock options is measured as the excess, if any, of the quoted market price of the Company’s common stock at the date of the grant over the amount an employee must pay to acquire the stock.

13

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

1.	Interim financial statements, organization and basis of presentation, recent events and management’s plans (continued):

Stock-based compensation (continued):

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), Share-Based Payment, which addresses the accounting for share-based compensation transactions. SFAS No. 123(R) eliminates the ability to account for share-based compensation transactions using APB 25, and generally requires instead that such transactions be accounted and recognized in the statement of operations based on their fair value. SFAS No. 123(R) will be effective for the Company beginning with the first quarter 2006. Management is currently evaluating the provisions of this standard. Depending on the number and terms of options that may be granted in future periods, the implementation of this standard could have a material impact on the Company’s financial position and results of operations.

During the nine months ended September 30, 2005, FFFC granted to its officers and directors 385,000 options to purchase shares of common stock at an exercise price of $1.10 per share (the market value of FFFC’s common stock on the date of the grant). Equitex did not grant any options during the nine months ended September 30, 2005.

Had compensation cost for stock based awards issued by FFFC to employees, officers and directors been determined based on the fair values at the grant dates for awards under the plans consistent with the fair value recognition provision of SFAS No. 123, the Company’s results would have been changed to the pro forma amounts indicated below:

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
Net loss	$(2,402,464)	$(1,063,561)	$(8,086,400)	$(5,174,012)

ADD: Stock-based employee compensation expense included in reported net loss	9,500		9,500	553,000

DEDUCT: Total stock-based compensation expense determined under fair value based method for all awards	(191,500)	(27,000)	(191,500)	(587,000)

Pro forma net loss	$(2,584,464)	$(1,090,561)	$(8,268,400)	$(5,208,012)

Net loss per share:

Basic and diluted - as reported	$(0.39)	$(0.20)	$(1.31)	$(0.95)

Basic and diluted - pro forma	$(0.42)	$(0.20)	$(1.34)	$(0.95)

14

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

2.	Discontinued operations:

The carrying amounts of assets and liabilities of Key (presented as discontinued operations) at September 30, 2005 and December 31, 2004 are as follows:

	September 30, 2005	December 31, 2004

Cash (included in prepaid expenses and other)	$141	$139

Accounts payable		$490,854
Accrued expenses		25,000
Notes and interest payable, related party		77,057

Total liabilities (all current)		$592,911

Key had no revenues for the three and nine months ended September 30, 2005 and 2004. Losses incurred by Key for the three and nine months ended September 30, 2005 were $1,549 and $6,917, respectively, and for the three and nine months ended September 30, 2004 were $2,468 and $8,197, respectively. In June 2005, the Company issued shares of its common stock valued at the market value of the common stock at the date of the transactions to third parties in exchange for the third parties’ assumption of Key’s liabilities (Note 9).

3.	Receivables:

Receivables at September 30, 2005 and December 31, 2004 consist of the following:

	September 30, 2005	December 31, 2004

Credit card and ATM processors, net of allowance of $65,000 (2005 and 2004)	$303,725	$777,723
Amount held in trust	224,168	182,184
Credit card receivables, net of allowance of $360 (2005) and $705 (2004)	140,011	139,663
Other receivables	20,238	238,539

	$688,142	$1,338,109

Amounts due from credit card and ATM processors arise primarily from fees from credit card and ATM advances by Chex to casino patrons. The amount held in a trust under an agreement is to secure payment of reservation fees due customers under Nova’s credit card portfolio. The amount is held by a third party financial institution. Credit card receivables include refundable and earned fees, which represent the balance reported to customers. Credit card receivables are reduced by allowances for refundable fees and losses.

15

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

4.	Notes and interest receivable:

Notes and interest receivable as of September 30, 2005 and December 31, 2004 consist of the following:

	September 30,2005	December 31,2004

Note receivable, HPI [A]	$3,000,000
Note receivable, iGames [B]		$2,000,000
Notes receivable from the estate of a deceased Chex officer [C]		1,484,691
Note receivable, Chex customer	336,500	336,500
Note receivable, Paymaster Jamaica, Ltd.	500,000	500,000
Notes receivable, Equitex 2000, Inc.	1,190,674	1,208,574
Notes receivable from various Chex employees ($461 in 2005 and $7,900 in 2004) and a former Chex shareholder	45,461	52,900

	5,072,635	5,582,665

Interest receivable, includes related party interest of $153,727 (2005) and $118,554 (2004)	153,727	214,666
Less current maturities	(461)	(472,291)
Notes and interest receivable, net of current portion	5,225,901	5,325,040
Less allowance for uncollectible notes receivable [D]	(951,500)	(1,925,800)

	$4,274,401	$3,399,240

[A]
In September 2005, in connection with the Merger Agreement, Equitex loaned HPI $3,000,000 under a Secured Convertible Promissory Note (the “SCPN”). Interest accrues at a variable rate equal to the prime rate (6.75% per annum of the date of the SCPN) and matures on September 16, 2008 (the “Maturity Date”). In the event of the completion of the Merger Agreement with HPI prior to the Maturity Date, the outstanding principal balance and accrued interest shall become immediately due and payable. In the event of the termination of the Merger Agreement, the outstanding principal balance and accrued interest shall automatically convert into shares of common stock of HPI, at a conversion rate of $3.00 per share.

16

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

4.	Notes and interest receivable (continued):

[B]
In January 2004, Chex advanced iGames $2,000,000 under a Term Loan Note (the “Note”). Interest accrued at 10% per annum, and the maturity date was scheduled to occur in January 2005, as defined in the Note. The Note was to be secured by a pledge of capital stock of the borrower pursuant to a stock pledge agreement. The stock pledge agreement was not executed, which resulted in an event of default under the terms of the Note. In March 2004, Chex commenced litigation relating to the collection of the Note plus a termination fee, accrued interest and other fees, due from iGames under the Note. In addition, in March 2004, Chex commenced a lawsuit in Delaware state court (New Castle County) relative to the termination of the Stock Purchase Agreement (“SPA”). iGames commenced a lawsuit in the United States District Court for the District of Delaware alleging the Company and Chex breached both the Note and the SPA. All of the matters were consolidated so that all of the disputes were to be heard before the United States District Court for the District of Delaware. Effective July 21, 2005, the Company, Chex, and iGames resolved the litigation by executing the Settlement Agreement under which Chex received $500,000. In conjunction with the Settlement Agreement, FFFC received a contingent warrant to purchase up to 500,000 shares of iGames common stock at $0.50 per share. The warrant is not exercisable until iGames has achieved $1,000,000 in net income during any given fiscal year. Accordingly, prior to the receipt of the $500,000, Chex reduced the iGames receivable from $2 million to $500,000 and accrued interest receivable related to iGames was reduced by $96,111. As a result, the Company recorded an impairment charge of $1,596,111 during the quarter ended June 30, 2005.

[C]	In April 2005, the Company received $295,721 from the sale of all shares pledged as collateral in exchange for the amount due from the estate of a deceased Chex officer.

[D]	Allowances for uncollectible notes receivable are as follow:

	September 30, 2005	December 31, 2004

Notes receivable from the estate of a deceased Chex officer		$1,279,300
Notes receivable, Equitex 2000, Inc.	$465,000	160,000
Note receivable, Paymaster Jamaica, Ltd	250,000	250,000
Note receivable, Chex customer	236,500	236,500

	$951,500	$1,925,800

17

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

5.	Goodwill, intangible and other assets:

As of September 30, 2005 and December 31, 2004, goodwill was $5,636,000, none of which is deductible for tax purposes. Intangible and other assets consist of the following at September 30, 2005 and December 31, 2004:

	September 30, 2005			December 31, 2004
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount

Casino contracts	$4,300,000	$2,399,440	$1,900,560	$4,300,000	$1,949,440	$2,350,560
Non-compete agreements	350,000	275,300	74,700	350,000	227,300	122,700
Customer lists	250,000	250,000		250,000	250,000
Trade names	100,000		100,000	100,000		100,000

Total intangible assets	5,000,000	2,924,740	2,075,260	5,000,000	2,426,740	2,573,260
Deferred loan costs	806,625	357,307	449,318	637,625	125,515	512,110
Other assets	49,933		49,933	49,733		49,733
	$5,856,558	$3,282,047	$2,574,511	$5,687,358	$2,552,255	$3,135,103

6.	Convertible and other promissory notes and long-term debt:

Convertible and other promissory notes and long-term debt at September 30, 2005 and December 31, 2004, consist of the following:

	September 30, 2005	December 31, 2004

Notes payable to individual investors, including related party of $105,105 (2004)	$11,156,497	$11,402,602
Notes payable to affiliates through common ownership		21,700
Convertible promissory notes, net of discounts of $824,097 (2005) and $1,957,612 (2004) [A]	6,576,680	4,559,781
Note payable to officers	114,344	72,019
Obligations under capital leases	99,414	169,787
	17,946,935	16,225,889
Less current maturities	(15,521,493)	(13,181,873)
	$2,425,442	$3,044,016

18

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

6.	Convertible and other promissory notes and long-term debt (continued):

[A]
In March 2004, Equitex issued an aggregate of $5,000,000 of convertible promissory notes (the “Whitebox Notes”) to Pandora Select Partners, L.P. and Whitebox Hedged High Yield Partners, L.P. (the “Lenders”). The Whitebox Notes bear interest at 7% per annum and have a 45-month term, with a monthly principal and interest amount due of $134,571. The Whitebox Notes are senior to all other debt of both Equitex and Chex. Concurrently, with the Whitebox Notes financing, Equitex loaned the borrowed proceeds to Chex under terms identical to the Whitebox Notes. The Whitebox Notes are collateralized by all of the assets of Chex, Equitex’s stock ownership in Chex and the Equitex Note (the “Collateral”). Equitex has the right to make any monthly payment of principal and interest in shares of its common stock. The common stock is to be issued based on 85% of the average bid price for 20 trading days prior to the payment due date. For the months of January through April and August 2005, Chex made loan payments due to Equitex directly to the Lenders. As partial payments to the Lenders, in May, June, July and September 2005, Equitex issued a total of 121,617 shares of its common stock issued at a value of $460,132. The common stock was valued at $541,430 (based on the market value of the Company’s common stock). Therefore, the Company recorded expenses of $44,542 and $81,298 during the three and nine months ended September 30, 2005 related to these transactions, which represents the 15% discount to the market value of the common stock issued. Chex made payments of $78,152 directly to the Lenders, resulting in full payments having been made.

In December 2004, FFFC closed on the sale of $1,774,064 of unsecured convertible promissory notes (the “Convertible Notes”) with various investors. The Convertible Notes accrue interest at a rate of 9.5% per annum, had a 9-month original term, and were convertible at the holders’ option (including any unpaid interest) into shares of FFFC common stock at a rate of $1.00 per share for a three-year period commencing on the due date. In connection with the sale and issuance of the Convertible Notes, the note holders also received warrants to purchase an aggregate of 1,774,064 shares of FFFC common stock at an exercise price of $2.00 per share. As of September 30, 2005, all of these notes are past due and are due on demand. Equitex and FFFC are in negotiations with the holders regarding a restructuring of the Convertible Notes. The restructure may include the holders extending or extinguishing the notes in consideration of extension fees, additional interest and/or issuance of Equitex or FFFC common stock and warrants.

In September 2005, Equitex issued an aggregate of $1,500,000 of additional convertible promissory notes to the Lenders. The notes bear interest at 10% and have a 24-month term. Interest only payments are due October 2005 through December 2005 and beginning in January 2006 monthly principal and interest payments of $78,157 will be due over the remaining 21-month term. In addition to the Collateral described in the Whitebox Notes above, the Company pledged its shares of FFFC common stock. The principal balance of the notes, with accrued interest, is convertible at the option of the lender, at a conversion price of $5.50 (the market value of Equitex’s common stock at the date the notes were issued was $5.66). This resulted in a beneficial conversion feature valued at $330,000 using the effective conversion price. The Company reduced the carrying value of the notes for this amount, with an offset to paid-in capital. Equitex has the right, subject to certain limitations, to make any monthly payment of principal and interest in shares of its common stock. The common stock is to be issued based on

19

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

6.	Convertible and other promissory notes and long-term debt (continued):

85% of the average bid price for 20 trading days prior to the payment due date. The Lenders also received warrants to purchase up to 125,000 shares of common stock at $6.00 per share for a five-year period. The proceeds from the notes have been allocated between the estimated fair value of the warrants ($286,000), which was based upon the Black-Scholes option-pricing model, and the notes based on their relative fair values. As a result, the Company recorded the fair value of the warrants as a discount to the notes. The warrants and beneficial conversion feature are being amortized over the 24-month term of the Notes and accordingly, $13,232 has been recorded as additional interest expense for the three and nine months ended September 30, 2005. In connection with the Pandora Notes, Equitex paid a 3% origination fee, $100,000 in finder’s fees and $20,000 in closing costs. These costs were recorded by the Company as deferred loan costs and are being amortized over the 24-month term of the notes. Accordingly, $3,437 was expensed for the three and nine months ended September 30, 2005.

In September 2005, Equitex issued an aggregate of $454,000 and $200,000 of promissory notes to related parties and third parties, respectively. The third party promissory notes bear interest at 6% per annum and have a 120-day term. The third party note holders also received warrants to purchase up to 100,000 shares of Equitex common stock at an exercise price of $4.71 for a three-year period. The proceeds from the notes have been allocated between the estimated fair value of the warrants ($127,000), which was based upon the Black-Scholes option-pricing model, and the notes based on their relative fair values. As a result, the Company recorded the value of the warrants as a discount to the notes and is amortizing the cost over the 120-day term of the notes. Accordingly, $14,321 has been included in interest expense for the three and nine months ended September 30, 2005. The related party notes were originally 90-day notes bearing interest rates ranging from 22% to 24% per annum and also required an origination fee of between 5 ½% to 6% to be paid along with principal and accrued interest on the due date. In September 2005, Equitex initiated an assignment of these notes to a corporation that is owned by a director of the Company in exchange for a promissory note to this corporation that is due December 9, 2005, and which bears annual interest at 10%. The Company and this note holder are negotiating certain other terms related to the assignment.

7.	Commitments and contingencies:

Bonus to officer:

In June 2003, the Company’s Board of Directors approved a bonus arrangement with the Company’s president. The bonus arrangement provides for an annual bonus to be calculated quarterly based on 5% of the increase in the market value of the Company’s common stock, accrued quarterly, beginning with the closing price as reported by Nasdaq on December 31 of each year, and ending with the closing price on December 31 of the following year. Payments under the bonus arrangement are to be made at the discretion of the Company’s management from time to time, as cash flow permits. Compensation expense recorded under this arrangement was approximately $611,000 and $696,000 for the three and nine months ended September 30, 2005. During the three months ended September 30, 2005 $199,000 was paid. No expense was incurred for the three and nine months ended September 30, 2004. As of September 30, 2005 and December 31, 2004, approximately $1,023,000 and $526,000 is included in accrued liabilities, respectively.

20

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

7.	Commitments and contingencies (continued):

Contract buyout:

In September 2005 Chex and FFFC entered into an agreement with a third party, whereby the third party is to receive $200,000 consisting of $125,000 cash and $75,000 of Equitex common stock. In consideration of the payment, FFFC and Chex are relieved of any ongoing commissions that the third party was previously entitled to receive under certain existing customer contracts, along with certain other provisions or concessions. Equitex issued the shares of its common stock based on a 20% discount to the ten day average closing price preceding the agreement. The discount was valued at $20,153. Accordingly, Chex recorded an expense of $220,153 in September 2005. Chex paid the $125,000 in October 2005.

Independent sales agreement:

In September 2005, FFFC and Chex entered into an Independent Sales Agreement (“ISA”) to compensate a third party and a FFFC director to obtain extensions and/or assignments of certain customer contracts as part of its discussions with third parties regarding possible transactions with FFFC or Chex. In consideration for the services to be provided in obtaining the extensions and/or amendments, FFFC has agreed to pay up to $500,000. Per the ISA, the $500,000 is to be earned immediately upon obtaining each extension and/or assignment, should a transaction be consummated. Through October 2005, no expenses have been incurred under the ISA.

Subsidiary executive compensation:

In July 2005, FFFC’s Board of Directors authorized a proposal for a stock based compensation plan (the “Plan”) for its CEO. In August 2005, the FFFC Board of Directors retained an independent consultant to review the Plan for reasonableness. As a result of that review, in September 2005, the FFFC Board of Directors approved the Plan, which consists of the following: i) a warrant to purchase up to 125,000 shares of FFFC’s $.001 par value common stock for a period of three years at an exercise price of $1.81 per share (the 10 day average market price of the stock from the date of the proposal); ii) a number of shares of common stock of FFFC based on 5% of the increase in the market value of FFFC’s common stock on an annual basis, with the exception of the first payment, which shall be for the period from July 1, 2005 to December 31, 2005; and, iii) a grant of 125,000 options under FFFC’s 2004 Stock Option Plan. Each option has an exercise price of $1.10 (the market value of the common stock on the date of grant) with an expiration of September 2015. No expense was required to be recorded for the three months ended September 30, 2005 under the Plan.

21

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

7.	Commitments and contingencies (continued):

Subsidiary board of director’s compensation:

In September 2005 FFFC’s Board of Directors authorized a new compensation plan for its directors, which includes the grant of 30,000 options to purchase FFFC common stock to each director on an annual basis, as well as annual compensation of $25,000 to each director, to be paid monthly. Accordingly, in September 2005, 60,000 options to purchase FFFC common stock were granted with an exercise price of $1.10 (the market value of the common stock on the date of the grant) for services provided during 2004 and 2005 and cash compensation of approximately $29,200 was paid to each FFFC director for the period of July 2004 through August 30, 2005. Additionally, FFFC’s secretary was granted 20,000 options at $1.10 per share (the market value of the common stock on the date of the grant).

Litigation:

In April 2004, Equitex and Chex executed a settlement agreement with Cash Systems, Inc. (“Cash Systems”) pursuant to which the Company paid Cash Systems $125,000 for expenses related to an Agreement and Plan of Merger (“APM”), which was terminated in December 2003. As part of the settlement agreement, Cash Systems paid Chex approximately $476,000 for commissions owed to Chex by Cash Systems. In April 2004, both Equitex and Chex and Cash Systems agreed to mutually release each other from further liability related to the APM and the Seminole Tribe termination in January 2004; however, Equitex and Chex retained the right to commence legal action against Native American Cash Systems Florida, Inc. (NACSF), Native American Cash Systems, Inc. (NACS) and its President, for the wrongful termination of the Seminole Tribe casino contracts. In February 2005, Equitex and Chex reached a tentative settlement agreement to litigation pending in Hennepin County, Minnesota with NACSF, NACS and its President under which all the parties have agreed to dismiss their claims against each other in exchange for mutual releases. It is anticipated that this agreement will end litigation.

The Company is involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse impact either individually or in the aggregate on consolidated results of operations, financial position or cash flows of the Company.

Consulting agreements:

In July 2004, FFFC entered into a twelve-month agreement with a third party consultant who was to provide sales, program and business development, and consulting services for FFFC’s International operations. Under the terms of the agreement, FFFC was required to pay the consultant approximately $15,800 per month as an advance against future commissions earned by the consultant. The consultant was entitled to a 10% commission on all sales generated. In addition, the consultant was to earn a minimum of 3% of the acquisition value if the Company closed on an acquisition introduced by the consultant. The agreement could be terminated by either party subject to not less than three months written notice. No revenues were generated under the agreement and effective April 1, 2005, the parties agreed to terminate the agreement.

22

EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

7.	Commitments and contingencies (continued):

Consulting agreements (continued):

In May 2004, Chex entered into a consulting agreement with a financial advisor. The term of the agreement is two years and requires the Company to pay a total of $240,000 to the financial advisor in monthly installments of $10,000 each month. In May 2005, Chex notified the financial advisor that the financial advisor was in breach of the consulting agreement and effective June 1, 2005 suspended making the $10,000 monthly payments. In October 2005, the Company paid $50,000 as payment in full of the consulting agreement. The $50,000 is included in the corporate, selling and administrative expenses for the three and nine months ended September 30, 2005.

8.	Redeemable preferred stock:

Series K convertible preferred stock:

In August 2005, the Company issued 3,055 shares of 6% Series K convertible preferred stock (the “Series K Preferred Stock”) along with warrants to purchase 175,000 shares of common stock in exchange for all outstanding shares of Series G and I preferred stock (Note 9). The Company reduced the carrying value of the Series K preferred stock by the relative fair value of the warrants ($355,000), which was based on the Black-Scholes option-pricing model, with an offset to additional paid-in capital. The Series K Preferred Stock is convertible at the holder’s option at any time through June 2009 into shares of the Company’s common stock at a conversion price equal to the lesser of (i) $2.75 per share and (ii) 65% of the 5 day average closing bid price of the Company’s common stock as specified in the agreement, provided that the percentage of the 5 day average closing bid price shall increase to 75% upon the occurrence of certain events. The holder of each share of the Series K preferred stock is entitled to cumulative dividends at 6% per annum, payable quarterly, with an 18% dividend default rate. Dividends are payable in cash or shares (at market value) of the Company’s common stock. The beneficial conversion feature was valued at $2,277,000 using the effective conversion price. As a result, the Company reduced the carrying value of the Series K Preferred Stock for this amount with an offset to additional paid-in capital. The warrants and beneficial conversion feature are being accreted over the four-year term of the Series K Preferred Stock, and as a result, loss applicable to common stockholders was increased by $54,800 for the three and nine months ended September 30, 2005.

In the event the common stock of the Company achieves certain benchmarks, the Series K Preferred Stock is redeemable by the Company at a redemption price of $1,350 per share plus accrued and unpaid dividends. In the event the holders do not elect to convert the Series K Preferred Stock during the conversion period, the Series K Preferred Stock is required to be redeemed by the Company at stated value plus accrued unpaid dividends. Due to the terms and conditions of the Series K Preferred Stock, which may require redemption which is outside the control of the Company, the Series K Preferred Stock is not included in stockholders’ equity at September 30, 2005. In October 2005, 411 shares of the Series K Preferred Stock, plus cumulative unpaid dividends of $3,640, were converted into 150,078 shares of common stock, at a conversion price of $2.75 for the 411 shares of Series K Preferred Stock and $5.84 for the unpaid dividends.

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EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

9.	Stockholders’ equity:

Series D convertible preferred stock:

In July 2005, the remaining 408 shares of Series D preferred stock, plus cumulative unpaid dividends of $188,911 were converted into 203,529 shares of common stock at a conversion price of $2.93 per share.

Series G convertible preferred stock:

In August 2005, 370 shares of Series G preferred stock, at 135% of the stated value and cumulative unpaid dividends of $87,285 were exchanged for 587 shares of the Series K Preferred Stock.

Series I convertible preferred stock:

In August 2005, 1,600 shares of Series I Preferred Stock, at 125% of the stated value, cumulative unpaid dividends of $340,215 and accrued penalties of $128,000 were exchanged for 2,468 shares of the Series K Preferred Stock.

Notes, interest and stock subscription receivable:

In August 2004, FFFC issued 40,000 shares of its common stock to a convertible note holder in exchange for a stock subscription receivable valued at $216,000. In February 2005, 15,000 of the shares, valued at $81,000, were returned to and retired by FFFC, reducing the stock subscription receivable to $135,000.

At September 30, 2005, notes and interest receivable from an officer of Chex of $547,002 are presented as a reduction in stockholders’ equity based on management’s evaluation of repayment intentions. The notes are due on demand and the Company is no longer accruing interest on these notes due to uncertainty as to collection. The notes are collateralized by unregistered shares of the Company’s common stock.

Issuances of common stock:

During the nine months ended September 30, 2005, the Company sold 725,332 shares of common stock in a private placement for $3.00 per share and received proceeds of $2,175,996, from which the Company paid customary fees and expenses, including fees to brokers and consultants of $177,000. In conjunction with the private placement, the investors received warrants to purchase up to 362,666 shares of common stock at an exercise price of $5.50 per share, which expire in June 2008.

During the nine months ended September 30, 2005, the Company issued 326,608 shares of common stock upon the conversion of warrants for $906,644, at an average conversion price of approximately $2.78 per share.

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EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

9.	Stockholders’ equity (continued):

Issuances of common stock (continued):

All of the shares and warrants were offered and sold in private placements, and were not registered under the Securities Act of 1933. These shares may not be offered or sold in the United States absent registrations or an applicable exemption from registration requirements.

During the nine months ended September 30, 2005, the Company issued 130,142 shares of common stock to third parties in exchange for their assumption of Equitex and Key accounts payable of $553,840 at an average price of $4.26 per share, the market price of the common stock at the date of conversion. In addition, Equitex and Key converted notes and interest payable of $161,209 due to third parties into 43,935 shares of common stock at a conversion price of $3.67 per share, the market price of the common stock at the date of conversion. Lastly, the Company issued 16,015 shares of common stock for legal services valued at $78,866 at an average conversion price of $4.92 per share, the market price of the common stock at the date of conversion.

During the nine months ended September 30, 2005, the Company issued 121,617 shares of common stock valued at $541,430 as payment on long-term debt and accrued interest of $460,132. The stock was issued at 85% of market value and accordingly, the Company recorded additional expense of $44,542 and $81,298 during the three and nine months ended September 30, 2005.

Treasury stock transactions:

During the nine months ended September 30, 2005, Chex sold 82,308 shares of Equitex common stock for $243,833 or $2.96 per share (the market price of the common stock at the date of sale). The stock was acquired at an average cost of approximately $3.57 per share and the cost of the shares sold ($293,583) has been removed from treasury stock. The difference between the sales price and cost of the shares sold ($49,750) has been classified as a reduction of additional paid-in capital.

Warrants:

During the nine months ended September 30, 2005, the Company agreed to lower the exercise price of 133,333 common stock purchase warrants outstanding to unrelated third parties. The warrants had an exercise price of $4.26 per share and were exercisable until March 2009. The Company reduced the price to $3.75 per share only if the holders exercised within one week to induce the exercise of the warrants in order to provide working capital to the Company. The 133,333 warrants were exercised and the Company received proceeds of $500,000. Additionally, the Company agreed to issue 133,333 new warrants (as inducement to the holders to convert their original warrants) with an exercise price of $5.50 and an expiration date of June 1, 2010. The warrants were valued at approximately $30,000 and the amount is included in interest expense for the nine months ended September 30, 2005.

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EQUITEX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 (UNAUDITED)

9.	Stockholders’ equity (continued):

Subsidiary options issued for services:

In September 2005, FFFC issued options to purchase 20,000 shares of its common stock at $1.10 per share to a non-employee officer of FFFC for services. The options were valued at approximately $9,500 and the amount was recorded as stock based compensation expense during the quarter ended September 30, 2005.

10.	Income taxes:

During the quarter ended June 30, 2004, management assessed the realization of its deferred tax assets. Based on this assessment, it was determined to be more likely than not that the Company’s deferred tax assets would not be realizable and determined that a valuation allowance was required. Accordingly, the Company’s valuation allowance was increased by $1,380,000 to fully reserve for its net deferred tax assets, which resulted in an increase to the provision for income taxes of the same amount. State income taxes of $8,000 were accrued for the three months ended September 30, 2005 and state income taxes of $24,000 and $6,000, respectively, were accrued for the nine months ended September 30, 2005 and 2004.

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